   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 27, 2001


                                                      REGISTRATION NO. 333-73476

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1



                                       TO


                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                            AMERICAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                             4512                             13-150278
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                                P.O. BOX 619616
                  DALLAS/FORT WORTH AIRPORT, TEXAS 75261-9616
                                 (817) 963-1234
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------

             ANNE H. MCNAMARA, ESQ.                             JOHN T. CURRY, III, ESQ.
    SENIOR VICE PRESIDENT AND GENERAL COUNSEL                     DEBEVOISE & PLIMPTON
             AMERICAN AIRLINES, INC.                                919 THIRD AVENUE
                 P.O. BOX 619616                                NEW YORK, NEW YORK 10022
        DALLAS/FORT WORTH AIRPORT, TEXAS                             (212) 909-6000
                 (817) 963-1234

 (Name, address, including zip code, and telephone number, including area code, of agents for service)

                                    COPY TO:

                           ROHAN S. WEERASINGHE, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 848-4000
                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as possible after this registration statement becomes effective.
                             ---------------------

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________
                             ---------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               $1,253,516,652.24


                            [AMERICAN AIRLINES LOGO]

                               OFFER TO EXCHANGE
                   PASS THROUGH CERTIFICATES, SERIES 2001-1,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      FOR ANY AND ALL OUTSTANDING PASS THROUGH CERTIFICATES, SERIES 2001-1

THE NEW CERTIFICATES

     - The terms of the new pass through certificates we are issuing will be substantially identical to the terms of the outstanding pass through certificates, except that the new pass through certificates are being registered under the Securities Act of 1933, as amended, and will not contain restrictions on transfer or provisions relating to interest rate increases, and the pass through certificates will be available only in book-entry form.

     - No public market currently exists for the pass through certificates.

THE EXCHANGE OFFER


     - The exchange offer expires at 5:00 p.m., New York City time, on January 30, 2002, unless we extend it.


     THE CERTIFICATES AND THE EXCHANGE OFFER INVOLVE RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 25.

                                                                  INTEREST    FINAL EXPECTED
PASS THROUGH CERTIFICATES                      PRINCIPAL AMOUNT     RATE     DISTRIBUTION DATE
-------------------------                      ----------------   --------   -----------------
Class A-1....................................  $368,682,212.07     6.977%      May 23, 2021
Class A-2....................................   392,209,000.00     6.817       May 23, 2011
Class B......................................   292,455,901.84     7.377       May 23, 2019
Class C......................................   179,689,538.24     7.379       May 23, 2016
Class D......................................    20,480,000.09     7.686       May 23, 2008

                             ---------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------


               The date of this Prospectus is December 27, 2001.

                               TABLE OF CONTENTS


                                               PAGE
                                               ----
PRESENTATION OF INFORMATION..............             3
WHERE YOU CAN FIND MORE INFORMATION......             4
PROSPECTUS SUMMARY.......................             5
  The Exchange Offer.....................             5
  Summary of Terms of Certificates.......             9
  Equipment Notes and the Aircraft.......            10
  Loan to Aircraft Value Ratios..........            12
  Cash Flow Structure....................            13
  The Certificates.......................            14
  The Company............................            21
  Summary Historical Consolidated
    Financial and Operating Data.........            23
RISK FACTORS.............................            25
  Special Risk Factor....................            25
  Risk Factors Relating to the
    Certificates and the Exchange
    Offer................................            26
    Consequences of Failure to
      Exchange...........................            26
    Appraisals and Realizable Value of
      Aircraft...........................            26
    Repossession.........................            27
    Priority of Distributions;
      Subordination......................            27
    Control over Collateral; Sale of
      Collateral.........................            27
    Ratings of the Certificates..........            28
    No Protection Against Highly
      Leveraged or Extraordinary
      Transactions.......................            29
    Limited Ability to Resell the
      Certificates.......................            29
THE EXCHANGE OFFER.......................            29
  General................................            29
  Expiration Date; Extensions;
    Amendments; Termination..............            31
  Distributions on the New
    Certificates.........................            31
  Procedures for Tendering...............            32
  Acceptance of Old Certificates for
    Exchange; Delivery of New
    Certificates.........................            33
  Book-Entry Transfer....................            34
  Guaranteed Delivery Procedures.........            34
  Withdrawal of Tenders..................            35
  Conditions.............................            35
  Exchange Agent.........................            36
  Fees and Expenses......................            36
THE COMPANY..............................            37
USE OF PROCEEDS..........................            37
DESCRIPTION OF THE CERTIFICATES..........            37
  General................................            37
  Distribution of Payments on Equipment
    Notes................................            38
  Subordination..........................            40
  Pool Factors...........................            40
  Reports to Certificateholders..........            42
  Indenture Events of Default and Certain
    Rights upon an Indenture Event of
    Default..............................            42
  Purchase Rights of
    Certificateholders...................            44
  PTC Event of Default...................            45
  Merger, Consolidation and Transfer of
    Assets...............................            45
  Modification of the Pass Through Trust
    Agreements and Certain Other
    Agreements...........................            46



                                               PAGE
                                               ----
  Possible Issuance of Series E Equipment
    Notes................................            48
  Termination of the Trusts..............            48
  The Trustees...........................            48
  Book-Entry Registration; Delivery and
    Form.................................            49
DESCRIPTION OF THE LIQUIDITY
  FACILITIES.............................            51
  General................................            51
  Drawings...............................            51
  Replacement of Liquidity Facilities....            52
  Reimbursement Drawings.................            54
  Liquidity Events of Default............            55
  Liquidity Provider.....................            56
DESCRIPTION OF THE INTERCREDITOR
  AGREEMENT..............................            56
  Intercreditor Rights...................            56
  Priority of Distributions..............            58
  Addition of Trustee for Class E
    Certificates.........................            61
  The Subordination Agent................            62
DESCRIPTION OF THE AIRCRAFT AND THE
  APPRAISALS.............................            63
  The Aircraft...........................            63
  The Appraisals.........................            63
DESCRIPTION OF THE EQUIPMENT NOTES.......            65
  General................................            65
  Subordination..........................            66
  Principal and Interest Payments........            66
  Redemption.............................            67
  Security...............................            68
  Loan to Value Ratios of Equipment
    Notes................................            69
  Defeasance.............................            69
  Limitation of Liability................            70
  Indenture Events of Default, Notice and
    Waiver...............................            70
  Remedies...............................            72
  Modification of Indentures and
    Leases...............................            74
  Indemnification........................            74
  Certain Provisions of the Leases and
    the Owned Aircraft Indentures........            75
CERTAIN FEDERAL INCOME TAX
  CONSEQUENCES...........................            82
CERTAIN ERISA CONSIDERATIONS.............            82
  General................................            82
  Plan Assets Issues.....................            83
  Prohibited Transaction Exemptions......            83
  Special Considerations Applicable to
    Insurance Company General Accounts...            84
PLAN OF DISTRIBUTION.....................            85
LEGAL OPINIONS...........................            85
EXPERTS..................................            85
APPRAISERS...............................            86
INDEX OF TERMS...........................    Appendix I
APPRAISAL LETTERS........................   Appendix II
EQUIPMENT NOTE PRINCIPAL PAYMENTS........  Appendix III
LOAN TO VALUE RATIOS OF EQUIPMENT
  NOTES..................................   Appendix IV

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE DOCUMENTS INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR TO WHICH WE HAVE REFERRED YOU. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THIS DOCUMENT MAY BE USED ONLY WHERE IT IS LEGAL TO OFFER OR SELL THESE SECURITIES. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THIS PROSPECTUS. ALSO, YOU SHOULD NOT ASSUME THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF AMERICAN SINCE THE DATE OF THIS PROSPECTUS.

                          PRESENTATION OF INFORMATION

     We have given certain capitalized terms specific meanings for purposes of this Prospectus. The "Index of Terms" attached as Appendix I to this Prospectus lists the page in this Prospectus on which we have defined each such term.

     At varying places in this Prospectus, we refer you to other sections for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this Prospectus can be found is listed in the Table of Contents above.

     This Prospectus contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which represent our expectations or beliefs concerning future events. When used in this Prospectus and in documents incorporated by reference, the words "expects," "plans," "anticipates," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include our expectations concerning operations and financial conditions, overall economic conditions, plans and objectives for future operations and the impact of the events of September 11, 2001 on us and the sufficiency of our financial resources to absorb that impact. All forward-looking statements in this Prospectus are based upon information available to us on the date of this Prospectus. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. These factors include the adverse impact of the terrorist attacks on the economy in general, the likelihood of a further decline in air travel because of the attacks and as a result of a reduction in our operations, higher costs associated with new security directives and, potentially, new regulatory initiatives, higher costs for insurance and the continued availability of such insurance, the number of crew members who may be called for duty in the armed services and the impact on our ability to operate as planned. Additional information concerning these and other factors is contained in our Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended December 31, 2000.

                      WHERE YOU CAN FIND MORE INFORMATION

     This Prospectus constitutes a part of a registration statement on Form S-4 (together with all amendments, exhibits and appendices, the "Registration Statement") filed by American with the Securities and Exchange Commission (the "Commission") under the Securities Act. This Prospectus does not contain all of the information included in the Registration Statement, the exhibits and certain other parts of which are omitted in accordance with the rules and regulations of the Commission. Statements contained in this Prospectus as to the contents of any contract or other document are not necessarily complete, and you should review the full texts of those contracts and other documents.

     We file annual, quarterly and special reports with the Commission. These Commission filings are available to the public over the Internet at the Commission's web site at http://www.sec.gov. You may also read and copy any such document we file at the Commission's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, and in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms and copy charges.

     We incorporate by reference the documents listed below and any future filings made with the Commission under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act until the termination of the Exchange Offer.

     - Annual Report on Form 10-K for the year ended December 31, 2000.

     - Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

     - Current Reports on Form 8-K filed January 10, 2001; January 17, 2001; March 8, 2001; March 13, 2001; April 11, 2001; April 12, 2001; April 19,
       2001; April 24, 2001; April 30, 2001; May 10, 2001; May 11, 2001; May 24,
       2001; May 31, 2001; June 18, 2001; June 26, 2001; July 19, 2001; August
       3, 2001; August 21, 2001; September 7, 2001; September 19, 2001;
       September 25, 2001 and November 13, 2001.

     You may obtain a copy of the Registration Statement and these filings (other than their exhibits, unless those exhibits are specifically incorporated by reference in the filings) at no cost by writing or telephoning us at the following address:

        Corporate Secretary
        American Airlines, Inc.
        P.O. Box 619616, Mail Drop 5675
        Dallas/Fort Worth Airport, Texas 75261-9616
        (817) 967-1254

                               PROSPECTUS SUMMARY

     This summary highlights selected information from this Prospectus and may not contain all of the information that is important to you. For more complete information about the Certificates and American Airlines, Inc., you should read this entire Prospectus, as well as the materials filed with the Commission that are considered to be a part of this Prospectus. See "Where You Can Find More Information" and "The Company". Unless otherwise indicated, "we," "us," "our" and similar terms, as well as references to "American" or the "Company", refer to American Airlines, Inc. The term "you" refers to prospective investors in the Certificates.

                               THE EXCHANGE OFFER


The Certificates..............   On May 24, 2001 we issued, through five
                                 separate trusts, Class A-1, Class A-2, Class B,
                                 Class C and Class D Pass Through Certificates,
                                 Series 2001-1. On May 24, 2001, we privately placed an aggregate of $420,880,000 Class A-1
                                 Certificates, $392,209,000 Class A-2
                                 Certificates, $297,430,000 Class B
                                 Certificates, $183,530,000 Class C Certificates and $25,600,000 Class D Certificates pursuant to exemptions from the registration requirements of the Securities Act. On November
                                 23, 2001 principal payments on the Series A-1, Series B, Series C and Series D Equipment Notes reduced the amounts of such Certificates outstanding to $368,682,212.07,
                                 $292,455,901.84, $179,689,538.24 and
                                 $20,480,000.09, respectively. The "Placement
                                 Agents" of the Certificates were Morgan Stanley
                                 & Co. Incorporated, Credit Suisse First Boston
                                 Corporation, Salomon Smith Barney Inc. and
                                 Dresdner Kleinwort Wasserstein Securities LLC.



                                 When we use the term "Old Certificates" in this Prospectus, we mean the Class A-1, Class A-2, Class B, Class C and Class D Certificates, Series 2001-1, which were privately placed with the Placement Agents on May 24, 2001 and were not registered with the Commission.


                                 When we use the term "New Certificates" in this Prospectus, we mean the Class A-1, Class A-2, Class B, Class C and Class D Certificates registered with the Commission and offered hereby in exchange for the Old Certificates.

                                 When we use the term "Certificates" in this Prospectus, the related discussion applies to both the Old Certificates and the New Certificates.

Registration Rights
Agreement.....................   On May 18, 2001, we entered into a Registration
                                 Rights Agreement with the Placement Agents and the Trustee providing, among other things, for the Exchange Offer.

The Exchange Offer............   We are offering New Certificates in exchange
                                 for an equal principal amount of Old
                                 Certificates of the same class. The New
                                 Certificates will be issued to satisfy our obligations under the Registration Rights
                                 Agreement.

                                 The New Certificates will be entitled to the benefits of and will be governed by the same Pass Through Trust Agreements that govern the Old Certificates. The form and terms of the New Certificates are the same in all material respects as the form and terms of the

                                 Old Certificates, except that we registered the New Certificates under the Securities Act so their transfer is not restricted like the Old Certificates, the New Certificates do not contain terms with respect to transfer restrictions or interest rate increases and the New Certificates will be available only in book-entry form.


                                 As of the date of this Prospectus,
                                 $1,253,516,652.24 of Old Certificates are outstanding.


Conditions to the Exchange
Offer.........................   The Exchange Offer is not conditioned upon any
                                 minimum principal amount of Old Certificates being tendered for exchange. However, the Exchange Offer is subject to certain customary conditions, which may be waived by us. See "The
                                 Exchange Offer -- Conditions".


Procedures for Tendering Old
Certificates..................   If you wish to accept the Exchange Offer you
                                 must deliver your Old Certificates to the Exchange Agent for exchange no later than 5:00 p.m., New York City time, on January 30, 2002.
                                 The Expiration Date may be extended under certain circumstances.


                                 You must also deliver a completed and signed letter of transmittal together with the Old Certificates (the "Letter of Transmittal"). A Letter of Transmittal has been sent to Certificateholders and a form can be found as an exhibit to the Registration Statement. Please refer to "The Exchange
                                 Offer -- Procedures for Tendering".

                                 You must deliver the Old Certificates and the Letter of Transmittal to State Street Bank and Trust Company of Connecticut, National Association (the "Exchange Agent"), as follows:

                                 State Street Bank and Trust Company of
                                 Connecticut, National
                                   Association
                                 c/o State Street Bank and Trust Company
                                 2 Avenue de Lafayette
                                 Boston, Massachusetts 02111
                                 Attn: Ralph Jones/Account Services Group

                                 Telephone: (617) 662-1548      Facsimile: (617)
                                 662-1452

                                 If you hold Old Certificates through DTC and wish to accept the Exchange Offer, you may do so through DTC's Automated Tender Offer Program. By accepting the Exchange Offer through such program, you will agree to be bound by the Letter of Transmittal as though you had signed the Letter of Transmittal and delivered it to the Exchange Agents.

                                 See "The Exchange Offer -- Procedures for
                                 Tendering", "-- Book-Entry Transfer" and
                                 "-- Exchange Agent".

Guaranteed Delivery
Procedures....................   If you wish to tender Old Certificates and your
                                 Old Certificates are not immediately available or you cannot deliver your Old Certificates and a properly completed Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may tender your Old
                                 Certificates according to the guaranteed delivery procedures set forth in "The Exchange
                                 Offer -- Guaranteed Delivery Procedures".

Denominations.................   You may only tender Old Certificates in
                                 integral multiples of $1,000. Similarly, the New Certificates will only be issued in integral multiples of $1,000.


Withdrawal Rights.............   You may withdraw a tender of Old Certificates
                                 at any time before 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Old Certificates, the Exchange Agent must receive a written or facsimile transmission notice requesting such withdrawal at its address set forth under "The Exchange
                                 Offer -- Exchange Agent" prior to 5:00 p.m.,
                                 New York City time, on the Expiration Date. See
                                 "The Exchange Offer -- Withdrawal of Tenders".


Resale of New Certificates....   We believe that you can offer for resale,
                                 resell and otherwise transfer the New
                                 Certificates without complying with the
                                 registration and prospectus delivery
                                 requirements of the Securities Act if:

                                 - you acquire the New Certificates in the
                                   ordinary course of your business;

                                 - you have no arrangements or understanding
                                   with any person to participate in the
                                   distribution of the New Certificates; and

                                 - you are not an "affiliate", as defined in
                                   Rule 405 of the Securities Act, of ours or of any Trustee or a broker-dealer who acquired Old Certificates directly from a Trustee for your own account.

                                 If any of these conditions is not satisfied and you transfer any New Certificate without delivering a proper prospectus or without qualifying for a registration exemption, you may incur liability under the Securities Act. We do not assume or indemnify you against such liability.

                                 Each broker-dealer that receives New
                                 Certificates in exchange for Old Certificates held for its own account as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale of such New Certificates. A broker-dealer may use this Prospectus for an offer to resell, resale or other transfer of such New Certificates issued to it in the Exchange Offer.

                                 For more information on the resale of New
                                 Certificates, see "The Exchange
                                 Offer -- General".


Registration, Clearance and
Settlement....................   The New Certificates will be represented by one
                                 or more permanent global certificates, which will be registered in the name of the nominee of DTC. The global certificates will be deposited with the Trustee as custodian for DTC. See "Description of the
                                 Certificates -- Book-Entry Registration;
                                 Delivery and Form".


Delivery of New
Certificates..................   The Exchange Agent will deliver New
                                 Certificates in exchange for all properly tendered Old Certificates promptly following the expiration of the Exchange Offer.

Certain Federal Income Tax
Consequences..................   The exchange of New Certificates for Old
                                 Certificates will not be treated as a taxable event for federal income tax purposes. See
                                 "Certain Federal Income Tax Consequences".

Fees and Expenses.............   We will pay all expenses, other than certain
                                 applicable taxes, of completing the Exchange
                                 Offer and compliance with the Registration
                                 Rights Agreement. See "The Exchange
                                 Offer -- Fees and Expenses".

Failure to Exchange Old
Certificates..................   Once the Exchange Offer has been completed, if
                                 you do not exchange your Old Certificates for New Certificates in the Exchange Offer, you will no longer be entitled to registration rights and will not be able to offer or sell your Old Certificates, unless (i) such Old
                                 Certificates are subsequently registered under the Securities Act (which, subject to certain exceptions set forth in the Registration Rights
                                 Agreement, we will have no obligation to do) or
                                 (ii) your transaction is exempt from, or otherwise not subject to, the Securities Act and applicable state securities laws. See "Risk
                                 Factors -- Risk Factors Relating to the
                                 Certificates and the Exchange
                                 Offer -- Consequences of Failure to Exchange" and "The Exchange Offer".

Use of Proceeds...............   We will not receive any cash proceeds from the
                                 exchange of the New Certificates for the Old
                                 Certificates.

                        SUMMARY OF TERMS OF CERTIFICATES


                                  CLASS A-1          CLASS A-2           CLASS B            CLASS C          CLASS D
                                 CERTIFICATES       CERTIFICATES       CERTIFICATES       CERTIFICATES     CERTIFICATES
                               ----------------   ----------------   ----------------   ----------------   ------------
Aggregate face amount at the
  issuance date of Old
  Certificates...............    $420,880,000       $392,209,000       $297,430,000       $183,530,000     $25,600,000
Ratings(1):
  Moody's....................        Baa1               Baa1               Baa3               Ba2              Ba3
  Standard & Poor's..........        AA-                AA-                 A-                BBB-             BBB-
Initial loan to Aircraft
  value at the issuance date
  of Old Certificates
  (cumulative)(2)............       41.0%              41.0%              56.0%              65.3%            66.5%
Expected maximum loan to
  Aircraft value
  (cumulative)...............       41.0%              41.0%              56.0%              65.3%            66.5%
Expected principal
  distribution window (in
  years).....................      0.5-20.0             10.0             0.5-18.0           0.5-15.0         0.5-7.0
Initial average life from the
  issuance date of Old
  Certificates (in years)....        9.4                10.0               7.9                6.5              4.5
Regular Distribution Dates...     May 23 and         May 23 and         May 23 and         May 23 and       May 23 and
                                 November 23        November 23        November 23        November 23      November 23
Final expected regular
  distribution date..........    May 23, 2021       May 23, 2011       May 23, 2019       May 23, 2016     May 23, 2008
Final Legal Distribution
  Date.......................    November 23,       November 23,       November 23,       November 23,       May 23,
                                     2022               2012               2020               2017             2008
Minimum denomination.........       $1,000             $1,000             $1,000             $1,000           $1,000
Section 1110 protection......        Yes                Yes                Yes                Yes              Yes
Liquidity Facility
  coverage...................  Three semiannual   Three semiannual   Three semiannual   Three semiannual       None
                                   interest           interest           interest           interest
                                   payments           payments           payments           payments


---------------


(1) The ratings assigned to the Certificates by Standard & Poor's are on CreditWatch with negative implications by Standard & Poor's. See "Risk Factors -- Special Risk Factor".


(2) The initial aggregate appraised value of the Aircraft was $1,982,986,667. See "Loan To Aircraft Value Ratios" in this Summary for the method we used in calculating the loan to Aircraft value ratios.

                        EQUIPMENT NOTES AND THE AIRCRAFT

     The Class A-1, Class A-2, Class B and Class C Trusts hold Equipment Notes issued for each of 32 McDonnell Douglas MD-83 aircraft, ten Boeing 737-823 aircraft and four Boeing 777-223ER aircraft. The Class D Trust holds Equipment Notes issued only for each of such 32 McDonnell Douglas MD-83 aircraft. All of the McDonnell Douglas MD-83 aircraft were delivered new on lease to Trans World Airlines, Inc. and the related leases were amended and assigned by Trans World Airlines, Inc. to, and assumed by, American on April 9, 2001. All of the Boeing 737-823 and 777-223ER aircraft were delivered new to, and are being operated by, American. The 32 McDonnell Douglas MD-83 aircraft are referred to as the "Leased Aircraft" and the Boeing 737-823 and Boeing 777-223ER aircraft are referred to as the "Owned Aircraft". The Equipment Notes issued with respect to each Aircraft are secured by a security interest in such Aircraft. See "Description of the Aircraft and the Appraisals" for a description of the Aircraft. Set forth below is information about the Equipment Notes held in the Trusts and the Aircraft.

                                                                      INITIAL PRINCIPAL
                                     REGISTRATION                         AMOUNT OF         APPRAISED
AIRCRAFT TYPE                           NUMBER      MONTH DELIVERED    EQUIPMENT NOTES    BASE VALUE(1)
-------------                        ------------   ---------------   -----------------   -------------
McDonnell Douglas MD-83............  N9630A            May 1997          $18,800,927       $28,290,000
McDonnell Douglas MD-83............  N9615W           July 1997           17,776,332        28,450,000
McDonnell Douglas MD-83............  N9616G          August 1997          17,956,504        28,526,667
McDonnell Douglas MD-83............  N9617R         September 1997        18,147,689        28,606,667
McDonnell Douglas MD-83............  N9618A          October 1997         18,095,673        28,686,667
McDonnell Douglas MD-83............  N9619V         December 1997         18,269,936        28,843,333
McDonnell Douglas MD-83............  N9620D         November 1977         18,406,037        28,766,667
McDonnell Douglas MD-83............  N9622A          August 1998          18,705,838        30,060,000
McDonnell Douglas MD-83............  N9624T         September 1998        18,773,422        30,143,333
McDonnell Douglas MD-83............  N9625W          October 1998         18,859,247        30,226,667
McDonnell Douglas MD-83............  N9626F         November 1998         18,946,499        30,310,000
McDonnell Douglas MD-83............  N9628W          January 1999         19,700,948        30,660,000
McDonnell Douglas MD-83............  N9629H         February 1999         19,740,760        30,780,000
McDonnell Douglas MD-83............  N961TW            May 1999           19,967,376        31,370,000
McDonnell Douglas MD-83............  N962TW            May 1999           19,965,846        31,370,000
McDonnell Douglas MD-83............  N963TW            May 1999           20,008,335        31,370,000
McDonnell Douglas MD-83............  N964TW           June 1999           20,123,830        31,456,667
McDonnell Douglas MD-83............  N965TW           June 1999           20,249,459        31,456,667
McDonnell Douglas MD-83............  N966TW           June 1999           20,307,176        31,456,667
McDonnell Douglas MD-83............  N967TW           July 1999           20,579,262        31,530,000
McDonnell Douglas MD-83............  N968TW           July 1999           20,900,795        31,530,000
McDonnell Douglas MD-83............  N969TW           July 1999           21,048,566        31,530,000
McDonnell Douglas MD-83............  N970TW          August 1999          21,048,680        31,540,000
McDonnell Douglas MD-83............  N971TW          August 1999          21,048,680        31,540,000
McDonnell Douglas MD-83............  N972TW          August 1999          21,048,680        31,540,000
McDonnell Douglas MD-83............  N9677W          October 1999         20,376,237        31,720,000
McDonnell Douglas MD-83............  N979TW         November 1999         21,050,240        31,840,000
McDonnell Douglas MD-83............  N980TW         November 1999         21,050,240        31,840,000
McDonnell Douglas MD-83............  N9681B         November 1999         20,664,204        31,840,000
McDonnell Douglas MD-83............  N982TW         December 1999         21,049,856        31,960,000
McDonnell Douglas MD-83............  N983TW         December 1999         21,049,856        31,960,000
McDonnell Douglas MD-83............  N984TW         December 1999         21,049,856        31,960,000

                                                                      INITIAL PRINCIPAL
                                     REGISTRATION                         AMOUNT OF         APPRAISED
AIRCRAFT TYPE                           NUMBER      MONTH DELIVERED    EQUIPMENT NOTES    BASE VALUE(1)
-------------                        ------------   ---------------   -----------------   -------------
Boeing 737-823.....................  N937AN           June 2000           31,414,793        45,860,000
Boeing 737-823.....................  N944AN         September 2000        31,701,324        46,280,000
Boeing 737-823.....................  N945AN         September 2000        31,701,324        46,280,000
Boeing 737-823.....................  N946AN         September 2000        31,701,324        46,280,000
Boeing 737-823.....................  N952AA         December 2000         32,221,916        47,040,000
Boeing 737-823.....................  N953AN          January 2001         32,910,297        48,046,667
Boeing 737-823.....................  N954AN          January 2001         32,910,297        48,046,667
Boeing 737-823.....................  N955AN         February 2001         32,994,776        48,170,000
Boeing 737-823.....................  N956AN         February 2001         32,997,060        48,173,333
Boeing 737-823.....................  N957AN           March 2001          33,087,166        48,303,333
Boeing 777-223ER...................  N788AN            May 2000           90,184,522       131,653,333
Boeing 777-223ER...................  N789AN           June 2000           90,344,408       131,886,667
Boeing 777-223ER...................  N790AN           June 2000           90,353,492       131,900,000
Boeing 777-223ER...................  N791AN           June 2000           90,359,318       131,906,667

---------------

(1) The appraised base value of each Aircraft set forth above is the lesser of the average and median appraised base values of such Aircraft as of the issuance date of the Old Certificates as appraised by three independent appraisal and consulting firms. Such appraisals are based upon varying assumptions (which may not reflect current market conditions) and methodologies. An appraisal is only an estimate of value and should not be relied upon as a measure of realizable value. Each of the appraisals was prepared prior to September 11, 2001 and the value of the Aircraft will likely be negatively affected, at least in the short term, as a consequence of the events of September 11, 2001 referred to under "Risk
    Factors -- Special Risk Factor". See "Risk Factors -- Risk Factors Relating to the Certificates and the Exchange Offer -- Appraisals and Realizable Value of Aircraft".

                         LOAN TO AIRCRAFT VALUE RATIOS

     The following table sets forth loan to Aircraft value ratios ("LTVs") for each Class of Certificates as of the issuance date of the Old Certificates and each May 23 Regular Distribution Date. The table should not be considered a forecast or prediction of expected or likely LTVs but simply a mathematical calculation based upon one set of assumptions. See "Risk Factors -- Risk Factors Relating to the Certificates and the Exchange Offer -- Appraisals and Realizable Value of Aircraft".

     The following table was compiled on an aggregate basis. However, the Equipment Notes secured by an Aircraft are not secured by any other Aircraft. This means that any excess proceeds realized from the sale of an Aircraft or other exercise of default remedies are not available to cover any shortfalls on the Equipment Notes relating to any other Aircraft. See "Description of the Equipment Notes -- Loan to Value Ratios of Equipment Notes" and Appendix IV for LTVs for the Equipment Notes issued in respect of individual Aircraft, which may be more relevant in a default situation than the aggregate values shown below.

                         AGGREGATE                            OUTSTANDING POOL BALANCE(2)                             LTV(3)
                          ASSUMED       ------------------------------------------------------------------------   ------------
                          AIRCRAFT       CLASS A-1      CLASS A-2       CLASS B        CLASS C        CLASS D       CLASS A-1
DATE                      VALUE(1)      CERTIFICATES   CERTIFICATES   CERTIFICATES   CERTIFICATES   CERTIFICATES   CERTIFICATES
----                   --------------   ------------   ------------   ------------   ------------   ------------   ------------
May 24, 2001.........  $1,982,986,667   $420,880,000   $392,209,000   $297,430,000   $183,530,000   $25,600,000        41.0%
May 23, 2002.........   1,927,358,240    362,647,719    392,209,000    279,852,969    167,449,076    17,534,660        39.2
May 23, 2003.........   1,864,719,078    342,234,408    392,209,000    257,426,183    156,168,153    17,534,660        39.4
May 23, 2004.........   1,802,079,915    322,638,050    392,209,000    237,422,049    139,427,098    17,488,879        39.7
May 23, 2005.........   1,739,440,753    300,442,766    392,209,000    213,820,710    119,761,645    17,394,453        39.8
May 23, 2006.........   1,676,801,591    277,538,244    392,209,000    190,939,675     93,604,156    14,852,307        39.9
May 23, 2007.........   1,614,162,428    255,667,200    392,209,000    171,037,791     85,923,232     9,732,307        40.1
May 23, 2008.........   1,551,523,266    235,084,002    392,209,000    155,498,611     69,763,718             0        40.4
May 23, 2009.........   1,488,884,104    208,691,267    392,209,000    139,714,902     62,582,042             0        40.4
May 23, 2010.........   1,426,244,941    181,198,962    392,209,000    135,146,066     62,246,788             0        40.2
May 23, 2011.........     670,782,301    177,652,491              0     63,457,393     28,029,669             0        26.5
May 23, 2012.........     638,842,246    177,180,799              0     59,010,968     24,480,803             0        27.7
May 23, 2013.........     605,442,475    169,079,991              0     52,552,206     18,181,870             0        27.9
May 23, 2014.........     570,072,381    149,918,651              0     44,955,675     12,489,379             0        26.3
May 23, 2015.........     528,840,215    128,717,055              0     36,155,782      6,844,615             0        24.3
May 23, 2016.........     486,253,475    106,163,898              0     26,290,131              0             0        21.8
May 23, 2017.........     443,666,735     82,746,110              0     16,413,880              0             0        18.7
May 23, 2018.........     399,620,279     58,186,202              0      7,293,275              0             0        14.6
May 23, 2019.........     353,603,500     36,721,915              0              0              0             0        10.4
May 23, 2020.........     301,724,649     18,166,930              0              0              0             0         6.0
May 23, 2021.........               0              0              0              0              0                        NA

                                                LTV(3)
                       ---------------------------------------------------------
                        CLASS A-2       CLASS B        CLASS C        CLASS D
DATE                   CERTIFICATES   CERTIFICATES   CERTIFICATES   CERTIFICATES
----                   ------------   ------------   ------------   ------------
May 24, 2001.........      41.0%          56.0%          65.3%          66.5%
May 23, 2002.........      39.2           53.7           62.4           60.3
May 23, 2003.........      39.4           53.2           61.6           59.1
May 23, 2004.........      39.7           52.8           60.6           57.9
May 23, 2005.........      39.8           52.1           59.0           56.3
May 23, 2006.........      39.9           51.3           56.9           54.2
May 23, 2007.........      40.1           50.7           56.1           52.0
May 23, 2008.........      40.4           50.5           54.9             NA
May 23, 2009.........      40.4           49.7           53.9             NA
May 23, 2010.........      40.2           49.7           54.0             NA
May 23, 2011.........        NA           35.9           40.1             NA
May 23, 2012.........        NA           37.0           40.8             NA
May 23, 2013.........        NA           36.6           39.6             NA
May 23, 2014.........        NA           34.2           36.4             NA
May 23, 2015.........        NA           31.2           32.5             NA
May 23, 2016.........        NA           27.2             NA             NA
May 23, 2017.........        NA           22.6             NA             NA
May 23, 2018.........        NA           17.9             NA             NA
May 23, 2019.........        NA             NA             NA             NA
May 23, 2020.........        NA             NA             NA             NA
May 23, 2021.........        NA             NA             NA             NA

---------------

(1) In calculating the aggregate Assumed Aircraft Value, we have assumed that the initial appraised base value of each Aircraft, determined as described under "-- Equipment Notes and the Aircraft," declines by approximately 3% of the initial appraised base value per year for the first 15 years after delivery by the manufacturer of such Aircraft, by approximately 4% of the initial appraised base value per year for the following five years and by approximately 5% of the initial appraised base value per year thereafter. Other rates or methods of depreciation would result in materially different LTVs. We cannot assure you that the depreciation rate and method assumed for purposes of the table are the ones most likely to occur or predict the actual future value of any Aircraft. See "Risk Factors -- Risk Factors Relating to the Certificates and the Exchange Offer -- Appraisals and Realizable Value of Aircraft".

(2) The "pool balance" for each Class of Certificates indicates, as of any date, the portion of the original face amount of such Class of Certificates that has not been distributed to Certificateholders.

(3) We obtained the LTVs for each Class of Certificates for each May 23 Regular Distribution Date by dividing (i) the expected outstanding pool balance of such Class together with the expected outstanding pool balance of all other Classes ranking equal or senior in right to distributions to such Class after giving effect to the distributions expected to be made on such date, by (ii) the assumed value of all of the Aircraft on such date based on the assumptions described above. The aggregate Assumed Aircraft Value does not include the value of any of the Owned Aircraft on or after May 23, 2011 when all the Equipment Notes secured by these Aircraft are scheduled to be repaid in full.

                              CASH FLOW STRUCTURE

     This diagram illustrates the structure for the offering of the Certificates and certain cash flows.

                           [AMERICAN AIRLINES CHART]
---------------


(1) Each Leased Aircraft leased to American is subject to a separate Lease and related Indenture; each Owned Aircraft owned by American is subject to a separate Indenture.


(2) Series D Equipment Notes were issued only with respect to Leased Aircraft. Therefore, only rental payments on Leased Aircraft are available for payment of principal, interest and other amounts on the Series D Equipment Notes.

(3) Separate Liquidity Facilities are available with respect to the Class A-1, Class A-2, Class B and Class C Certificates for up to three semiannual interest distributions on the Certificates of such Class. There is no liquidity facility available with respect to the Class D Certificates.

                                THE CERTIFICATES

Trusts........................   The Class A-1 Trust, the Class A-2 Trust, the
                                 Class B Trust, the Class C Trust and the Class
                                 D Trust each were formed pursuant to a separate trust supplement to a basic pass through trust agreement between American and State Street
                                 Bank and Trust Company of Connecticut, National
                                 Association, as trustee under each trust.

Certificates Offered..........   - Class A-1 Certificates

                                 - Class A-2 Certificates

                                 - Class B Certificates

                                 - Class C Certificates

                                 - Class D Certificates

                                 Each Class of Certificates represents
                                 fractional undivided interests in the related Trust.

Use of Proceeds...............   The proceeds from the sale of the Certificates
                                 of each Trust were used to acquire the
                                 Equipment Notes held by such Trust. The
                                 Equipment Notes were issued under 46 separate
                                 Indentures. A portion of the proceeds from issuance of the Equipment Notes under each Leased Aircraft Indenture was used to repay indebtedness (held by an affiliate of the initial Owner Participant) secured by the Leased Aircraft, and the remaining proceeds were retained by the initial Owner Participant.
                                 The proceeds from issuance of the Equipment
                                 Notes under each Owned Aircraft Indenture were used by American to finance or refinance the acquisition of the Owned Aircraft.

Subordination Agent, Trustee
and Loan Trustee..............   State Street Bank and Trust Company of
                                 Connecticut, National Association.


Liquidity Provider for the
Class A-1, Class A-2, Class B
and Class C Certificates......   Westdeutsche Landesbank Girozentrale, New York
                                 Branch. There is no liquidity facility
                                 available with respect to the Class D
                                 Certificates.


Trust Property................   The property of each Trust includes:

                                 - Equipment Notes acquired by such Trust,
                                   which, in the case of the Series D Trust, are Equipment Notes issued with respect to Leased Aircraft only.

                                 - All rights of such Trust under the
                                   Intercreditor Agreement described below
                                   (including all monies receivable pursuant to such rights).

                                 - All monies receivable under the Liquidity
                                   Facility for such Trust.

                                 - Funds from time to time deposited with the
                                   Trustee in accounts relating to such Trust.

Regular Distribution Dates....   May 23 and November 23, commencing on November
                                 23, 2001.

Record Dates..................   The fifteenth day preceding the related
                                 Distribution Date.

Distributions.................   The Trustee will distribute all payments of
                                 principal, Make-Whole Amount (if any) and interest received on the Equipment Notes held in each Trust to the holders of the Certificates of such Trust, subject to the subordination provisions applicable to the
                                 Certificates.

                                 Subject to the subordination provisions
                                 applicable to the Certificates, scheduled payments of principal and interest made on the Equipment Notes will be distributed on the applicable Regular Distribution Dates. Payments of principal, Make-Whole Amount (if any) and interest made on the Equipment Notes resulting from any early redemption or purchase of such Equipment Notes will be distributed on a Special Distribution Date after not less than 15 days' notice to Certificateholders.


Intercreditor Agreement.......   The Trusts, the Liquidity Provider and the
                                 Subordination Agent are parties to the
                                 Intercreditor Agreement. The Intercreditor
                                 Agreement states how payments made on the Equipment Notes and the Liquidity Facilities will be distributed among the Trusts and the Liquidity Provider. The Intercreditor Agreement also sets forth agreements among the Trusts and the Liquidity Provider relating to who will control the exercise of remedies under the Equipment Notes and the Indentures.


Subordination.................   Under the Intercreditor Agreement, after the
                                 Liquidity Provider is reimbursed (if necessary) and certain other fees and expenses are paid, distributions on the Certificates generally will be made in the following order:

                                 - First, to the holders of the Class A-1 and
                                   Class A-2 Certificates.

                                 - Second, to the holders of the Class B
                                   Certificates.

                                 - Third, to the holders of the Class C
                                   Certificates.

                                 - Fourth, to the holders of the Class D
                                   Certificates.

                                 However, if American is in bankruptcy or other specified defaults have occurred but American is continuing to meet certain of its payment obligations, the subordination provisions applicable to the Certificates permit distributions to be made on junior Certificates prior to making distributions in full on the more senior Certificates.

Control of Loan Trustee.......   The holders of at least a majority of the
                                 outstanding principal amount of Equipment Notes issued under each Indenture will be entitled to direct the Loan Trustee under such Indenture in taking action as long as no Indenture Event of Default is continuing thereunder. If an Indenture Event of Default is continuing under such Indenture, subject to certain conditions, the Controlling Party will direct the Loan
                                 Trustee in taking action under such Indenture
                                 (including in exercising remedies, such as accelerating such Equipment Notes or foreclosing the lien on the Aircraft securing such Equipment Notes).

                                 The Controlling Party will be:

                                 - The Class A-1 Trustee or Class A-2 Trustee,
                                   whichever represents the Class with the
                                   larger Pool Balance of Certificates
                                   outstanding at the time the Indenture Event of Default occurs.

                                 - Upon payment of Final Distributions to the
                                   holders of such larger Class, the other of the Class A-1 Trustee or Class A-2 Trustee.

                                 - Upon payment of Final Distributions to the
                                   holders of Class A-1 and Class A-2
                                   Certificates, the Class B Trustee.

                                 - Upon payment of Final Distributions to the
                                   holders of Class B Certificates, the Class C
                                   Trustee.

                                 - Upon payment of Final Distributions to the
                                   holders of Class C Certificates, the Class D
                                   Trustee.

                                 - Under certain circumstances, and
                                   notwithstanding the foregoing, the Liquidity
                                   Provider with the greatest amount owed to it.

                                 In exercising remedies during the nine months after the earlier of (a) the acceleration of the Equipment Notes issued pursuant to any Indenture or (b) the bankruptcy of American, the Controlling Party may not, without the consent of each Trustee, sell such Equipment Notes or the Aircraft subject to the lien of such Indenture for less than certain specified minimums or, in the case of a Leased Aircraft, modify lease rental payments for such Aircraft below a specified threshold.

Right to Buy Other Classes of
Certificates..................   If American is in bankruptcy or certain other
                                 specified events have occurred,
                                 Certificateholders will have the right to buy certain other Classes of Certificates on the following basis:

                                 - If either the Class A-1 or Class A-2
                                   Certificateholders are then represented by the Controlling Party, the Certificateholders of such Class that is not so represented will have the right to purchase all, but not less than all, of the Certificates of such Class that is so represented.

                                 - The Class B Certificateholders will have the
                                   right to purchase all, but not less than all, of the Class A-1 and Class A-2 Certificates.

                                 - The Class C Certificateholders will have the
                                   right to purchase all, but not less than all, of the Class A-1, Class A-2 and Class B Certificates.

                                 - The Class D Certificateholders will have the
                                   right to purchase all, but not less than all, of the Class A-1, Class A-2, Class B and Class C Certificates.

                                 The purchase price in each case described above will be the outstanding balance of the applicable Class of Certificates plus accrued and undistributed interest.

Liquidity Facilities..........   Under the Liquidity Facility for the Class A-1,
                                 Class A-2, Class B and Class C Trusts, the
                                 Liquidity Provider will, if necessary, make advances in an aggregate amount sufficient to pay interest distributions on the applicable
                                 Class of Certificates on up to three successive semiannual Regular Distribution Dates at the applicable interest rate for such Certificates.
                                 The Liquidity Facilities cannot be used to pay any other amount in respect of the Certificates.

                                 Notwithstanding the subordination provisions applicable to the Certificates, the holders of the Certificates issued by each Trust will be entitled to receive and retain the proceeds of drawings under the Liquidity Facility for such Trust.

                                 Upon each drawing under any Liquidity Facility to pay interest distributions on any of the Certificates, the Subordination Agent will be obligated to reimburse the applicable Liquidity Provider for the amount of such drawing, together with interest on such drawing. Such reimbursement obligation and all interest, fees and other amounts owing to the Liquidity Provider under each Liquidity Facility will rank senior to all of the Certificates in right of payment.

                                 There is no liquidity facility available with respect to the Class D Certificates.

Equipment Notes
(a) Issuer....................   Leased Aircraft.  Under each Leased Aircraft
                                 Indenture, the related Owner Trustee issued
                                 Series A-1, Series A-2, Series B, Series C and
                                 Series D Equipment Notes, which were acquired, respectively, by the Class A-1, Class A-2,
                                 Class B, Class C and Class D Trusts. The Owner
                                 Trustee is not individually liable for such Equipment Notes. However, American's scheduled rental obligations under the related Lease will be in amounts sufficient to pay scheduled payments on such Equipment Notes.

                                 Owned Aircraft.  Under each Owned Aircraft
                                 Indenture, American issued Series A-1, Series A-2, Series B and Series C Equipment Notes, which were acquired, respectively, by the Class A-1, Class A-2, Class B and Class C Trusts.

(b) Interest..................   The Equipment Notes held in each Trust will
                                 accrue interest at the rate per annum for the Certificates issued by such Trust set forth on the cover page of this Prospectus. Interest on the Equipment Notes is payable on May 23 and November 23 of each year, commencing on November 23, 2001. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

(c) Principal.................   Amortizing Notes.  Principal payments on the
                                 Series A-1, Series B, Series C and Series D
                                 Equipment Notes are scheduled to be received in specified amounts on May 23 and November 23 in certain years, commencing on November 23, 2001.

                                 Bullet Maturity Notes. The entire principal amount of the Series A-2 Equipment Notes is scheduled to be paid on May 23, 2011.

                                 Maturity Date. The latest final maturity date of the Equipment Notes of each series secured by Leased Aircraft and Owned Aircraft are as follows:

                                                                     LEASED AIRCRAFT    OWNED AIRCRAFT
                                                                     ---------------   -----------------
                                            Series A-1.............   May 23, 2021     November 23, 2010
                                            Series A-2.............   May 23, 2011       May 23, 2011
                                            Series B...............   May 23, 2019       May 23, 2011
                                            Series C...............   May 23, 2016     November 23, 2010
                                            Series D...............   May 23, 2008            N/A

(d) Redemption................   Aircraft Event of Loss.  If an Event of Loss
                                 occurs with respect to an Aircraft, all of the Equipment Notes issued with respect to such Aircraft will be redeemed, unless, in the case of an Owned Aircraft, such Aircraft at American's election is replaced by American under the related Owned Aircraft Indenture. The redemption price in such case will be the unpaid principal amount of such Equipment
                                 Notes, together with accrued interest, but without any Make-Whole Amount. See "Description of the Equipment Notes -- Redemption".

                                 Optional Redemption.  The issuer of the
                                 Equipment Notes with respect to an Aircraft may elect to redeem at any time all of the Equipment Notes issued with respect to such Aircraft prior to maturity. The redemption price in such case will be the unpaid principal amount of such Equipment Notes, together with accrued interest, plus a Make-Whole Amount. See "Description of the Equipment
                                 Notes -- Redemption".

                                 Purchase by Owner.  In the case of a Leased
                                 Aircraft, if a Lease Event of Default is continuing the applicable Owner Participant may elect to purchase all of the Equipment Notes with respect to such Aircraft, subject to the terms of the applicable Leased Aircraft Indenture.

                                 The purchase price in such case will be the unpaid principal amount of such Equipment Notes, together with accrued interest and all other amounts payable under the Equipment Notes, but without any Make-Whole Amount (provided that the Make-Whole Amount will be payable under certain circumstances specified in the Leased Aircraft Indenture). In the case of an Owned Aircraft, American will have no comparable right to purchase the Equipment Notes under such circumstances.

(e) Security..................   The Equipment Notes issued with respect to each
                                 Aircraft are secured by a security interest in such Aircraft and, in the case of each Leased
                                 Aircraft, in the related Owner Trustee's rights under the Lease with respect to such Aircraft
                                 (with certain limited exceptions).

                                 The Equipment Notes are not
                                 cross-collateralized. This means that the
                                 Equipment Notes secured by an Aircraft or Lease are not secured by any other Aircraft or Lease. No excess proceeds from the sale of an Aircraft or other exercise of default remedies with respect to such Aircraft are available to cover any shortfalls on the Equipment Notes relating to any other Aircraft.

                                 By virtue of the Intercreditor Agreement, the Equipment Notes are effectively cross-subordinated. This means that payments received on a junior series of Equipment Notes issued in respect of one Aircraft may be applied in accordance with the priority of payment provisions set forth in the Intercreditor Agreement to make distributions in respect of a more senior Class of Certificates.

                                 There are no cross-default provisions in the Indentures or in the Leases. This means that if the Equipment Notes issued with respect to one or more Aircraft are in default and the Equipment Notes issued with respect to the remaining Aircraft are not in default, no remedies will be exercisable with respect to the remaining Aircraft.

(f) Section 1110 Protection...   American's General Counsel provided an opinion
                                 to the Trustees that the benefits of Section
                                 1110 of the Bankruptcy Code is available with respect to each of the Aircraft.

Certain ERISA
Considerations................   Each person who acquires a Certificate will be
                                 deemed to have represented that either:

                                 - no assets of an employee benefit plan or an
                                   individual retirement account or of any trust established under such a plan or account have been used to purchase such Certificate; or

                                 - the purchase and holding of such Certificate
                                   by such person are exempt from the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986 pursuant to one or more prohibited transaction statutory or administrative exemptions.

                                 See "Certain ERISA Considerations".

Ratings of the Certificates...   The Certificates are rated by Moody's and
                                 Standard & Poor's as set forth below:


                                                                                               STANDARD
                                            CERTIFICATES                             MOODY'S   & POOR'S
                                            ------------                             -------   --------
                                            Class A-1..............................  Baa1       AA-
                                            Class A-2..............................  Baa1       AA-
                                            Class B................................  Baa3        A-
                                            Class C................................   Ba2       BBB-
                                            Class D................................   Ba3       BBB-



                                 The ratings assigned to the Certificates by Standard & Poor's are on Standard & Poor's CreditWatch with negative implications. See "Risk Factors -- Special Risk Factor".


                                 A rating is not a recommendation to purchase, hold or sell Certificates; and such rating does not address market price or suitability for a particular investor. There can be no assurance that such ratings will not be lowered or withdrawn by a Rating Agency. See "Risk
                                 Factors -- Risk Factors Relating to the
                                 Certificates and the Exchange Offer -- Ratings of the Certificates".

Threshold Rating Requirements
for the Liquidity Provider....

                                                                                               STANDARD
                                            CERTIFICATES                             MOODY'S   & POOR'S
                                            ------------                             -------   --------
                                            Class A-1..............................   P-1       A-1+
                                            Class A-2..............................   P-1       A-1+
                                            Class B................................   P-1       A-1+
                                            Class C................................   P-1       A-1

                                 There is no liquidity facility available with respect to the Class D Certificates.


Liquidity Provider Rating.....   The Liquidity Provider meets the Threshold
                                 Rating requirement for the Class A-1, Class
                                 A-2, Class B and Class C Certificates.

                                  THE COMPANY

GENERAL

     American, the principal subsidiary of AMR Corporation, was founded in 1934. American is one of the largest scheduled passenger airlines in the world. American provides scheduled jet service to numerous destinations throughout North America, the Caribbean, Latin America, Europe and the Pacific. American is also one of the largest scheduled air freight carriers in the world, providing a full range of freight and mail services to shippers throughout its system. The postal address for American's principal executive offices is P.O. Box 619616, Dallas/Fort Worth Airport, Texas 75261-9616 (Telephone: 817-967-1532).

RECENT DEVELOPMENTS


     On November 12, 2001, an American Airbus A300 aircraft was lost en route from New York's John F. Kennedy International Airport to Santo Domingo, Dominican Republic. Shortly after takeoff, the airplane crashed into a residential area in Queens, New York. American believes there were 251 passengers and nine crew members on board. None survived. In addition, it is believed that five people on the ground were killed. The cause of the accident has not yet been determined.


     On September 11, 2001, two of American's aircraft were hijacked and destroyed in terrorist attacks on The World Trade Center in New York City and the Pentagon in northern Virginia. On the same day, two United Air Lines aircraft were also hijacked and used in terrorist attacks. In addition to the loss of all passengers and crew on board the aircraft, these attacks resulted in untold deaths and injuries to persons on the ground and massive property damage. In the immediate aftermath of the attacks, the Federal Aviation Administration (the "FAA") closed the U.S. airspace (except for military operations) for several days. See "Risk Factors -- Special Risk Factor".

     Subsequent to the attacks and the resulting shutdown of the U.S. airspace, American announced that it planned to resume flying gradually until it reached approximately 80% of the schedule it flew prior to September 11, 2001. American also announced that, as a result of its schedule reduction and a sharp reduction in passenger traffic, it would reduce jobs by at least 20,000 and American has begun to do so. Staff is being reduced in management and support staff groups, and all other groups across American, its wholly-owned subsidiary TWA Airlines LLC, and American Eagle Airlines, Inc., which is wholly-owned by AMR Corporation. American also plans to develop other programs to reduce its operating costs and conserve its financial resources.

     American was notified by its insurers that its aircraft liability insurance coverage for claims caused by acts of war, terrorism, sabotage, hijacking and other similar perils would be canceled effective September 26, 2001. American's insurers offered replacement coverage, and American obtained this replacement coverage prior to the termination of its then-existing coverage. However, American is charged significantly higher premiums for this replacement coverage, and this new coverage is in a substantially reduced amount for claims not involving aircraft passengers.

     On September 22, 2001, President Bush signed into law the Air Transportation Safety and System Stabilization Act (the "Stabilization Act") which, among other things, provides for (i) $5 billion in compensation for direct losses incurred by all U.S. airlines and air cargo carriers (collectively, "air carriers") as a result of the closure by the FAA of U.S. airspace following the September 11, 2001 terrorist attacks and for incremental losses incurred by air carriers through December 31, 2001 as a direct result of such attacks; (ii) subject to certain conditions, the availability of up to $10 billion in federal government guarantees of certain loans made to air carriers for which credit is not reasonably available as determined by a newly established Air Transportation Stabilization Board; (iii) the authority of the Secretary of Transportation to reimburse air carriers (which authority expires 180 days after the enactment of the Stabilization Act) for the increase in the cost of insurance, with respect to a premium for coverage ending before October 1, 2002, against loss or damage arising out of any risk from the operation of an aircraft over the premium in effect for a comparable operation during the period September 4, 2001 to September 10, 2001; (iv) at the discretion of the Secretary of Transportation, a $100 million limit on the liability of any air carrier to third parties with respect to acts of terrorism committed on or to such air carrier during the 180-day period following the enactment of the Stabilization Act; (v) the extension of the due date for the payment by eligible air carriers of certain excise taxes; (vi) compensation to individual claimants who were physically injured or killed as a result of the terrorist attacks of September 11, 2001; and (vii) the Secretary of Transportation to ensure that all communities that had scheduled air service before September 11, 2001 continue to receive adequate air service. In addition, the Stabilization Act provides that, notwithstanding any other provision of law, liability for all claims, whether for compensatory or punitive damages, arising from the terrorist-related events of September 11, 2001 against any air carrier shall not be in an amount greater than the limits of the liability coverage maintained by the air carrier. As of December 26, 2001 American and its TWA Airlines LLC subsidiary have received approximately $703 million of the compensation referred to in clause (i) above and expect to receive approximately $124 million of additional compensation. American is considering whether it will seek to obtain government loan guarantees referred to in clause (ii) above, if available to American.


     For additional information concerning the consequences of the events of September 11, 2001, see American's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

          SUMMARY HISTORICAL CONSOLIDATED FINANCIAL AND OPERATING DATA

     The following table presents summary historical consolidated financial data and certain operating data of American. We derived the annual historical financial data from American's audited consolidated financial statements and the notes thereto. These audited consolidated financial statements are incorporated by reference in this Prospectus and it should be read in conjunction with them. We derived the consolidated financial data for the interim periods ended September 30, 2001 and 2000 from American's unaudited consolidated financial statements. These unaudited consolidated financial statements are also incorporated by reference in this Prospectus and it should be read in conjunction with them. The data for such interim periods may not be indicative of results for the year as a whole. On April 9, 2001, American purchased substantially all of the assets of Trans World Airlines, Inc. ("TWA"). This acquisition was accounted for under the purchase method of accounting and, accordingly, the operating results of TWA since the date of the acquisition have been included in the summary consolidated financial statements for the nine-month period ended September 30, 2001. However, the operating statistics of TWA are not included in the Operating Statistics for any period. See "Where You Can Find More Information".

     The financial and operating results of American have been and will likely continue to be materially affected by the terrorist attacks of September 11, 2001 and subsequent events. See "Risk Factors -- Special Risk Factor".

                                      THREE MONTHS
                                          ENDED          NINE MONTHS ENDED
                                      SEPTEMBER 30,        SEPTEMBER 30,         YEAR ENDED DECEMBER 31,
                                    -----------------   -------------------   ------------------------------
                                     2001      2000       2001       2000       2000       1999       1998
                                    -------   -------   --------   --------   --------   --------   --------
STATEMENT OF OPERATIONS DATA (IN
  MILLIONS):
Revenues:
  Passenger -- American
    Airlines......................  $ 3,440   $ 4,390   $ 11,349   $ 12,355   $ 16,377   $ 14,707   $ 14,695
  Passenger -- TWA LLC............      591        --      1,262         --         --         --         --
  Cargo...........................      157       182        519        525        714        635        649
  Other...........................      266       261        850        765      1,026        996        965
Operating expenses(1).............    4,926     4,316     15,165     12,471     16,873     15,318     14,540
Operating income (loss)(1)........     (472)      517     (1,185)     1,174      1,244      1,020      1,769
Other income (expense), net.......      (53)       (2)       (96)        46         38         34        (24)
Earnings (loss) before income
  taxes(1)........................     (525)      515     (1,281)     1,220      1,282      1,054      1,745
Net earnings (loss)(1)............  $  (338)  $   316   $   (827)  $    745   $    778   $    627   $  1,063
OTHER DATA:
Ratio of earnings to fixed
  charges(2)......................       --      2.81         --       2.40       2.07       1.95       2.82
OPERATING STATISTICS(3):
Scheduled Service:
  Available seat miles
    (millions)(4).................   38,926    41,418    118,920    121,533    161,030    161,211    155,297
  Revenue passenger miles
    (millions)(5).................   28,158    31,584     84,115     89,055    116,594    112,067    108,955
  Passenger load factor (%)(6)....     72.3%     76.3%      70.7%      73.3%      72.4%      69.5%      70.2%
  Passenger revenue yield per
    passenger mile (cents)(7).....    12.22     13.90      13.49      13.87      14.05      13.12      13.49
  Passenger revenue per available
    seat mile (cents).............     8.84     10.60       9.54      10.17      10.17       9.12       9.46
Operating expenses per available
  seat mile (cents)(8)............    11.21     10.42      11.15      10.26      10.48       9.50       9.36
Cargo ton miles (millions)(9).....      501       576      1,624      1,693      2,280      2,068      1,974
Cargo revenue yield per ton mile
  (cents).........................    28.85     31.60      30.22      31.00      31.31      30.70      32.85

                                                                   AT              AT             AT
                                                              SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
                                                                  2001            2000           1999
                                                              -------------   ------------   ------------
BALANCE SHEET DATA (IN MILLIONS):
Cash and short-term investments.............................     $ 2,322        $ 1,635        $ 1,717
Total assets................................................      30,151         23,161         21,719
Current liabilities.........................................       7,717          6,761          5,310
Long-term debt, less current maturities(10).................       4,790          2,601          2,231
Obligations under capital leases, less current
  obligations...............................................       1,470          1,163          1,414
Stockholder's equity(11)....................................       7,084          6,435          7,150

---------------

 (1) Operating expenses, operating income (loss), earnings (loss) before income taxes and net earnings (loss) for the three months and nine months ended September 30, 2001 reflect an asset impairment charge of approximately $325 million and $911 million, respectively, relating to the write-down of the carrying value of 71 Fokker 100 aircraft and related rotables to their estimated fair market value. In addition, such amounts include $780 million in compensation under the Stabilization Act recognized during the three months ended September 30, 2001 and approximately $206 million in special charges related to the terrorist attacks of September 11, 2001, primarily related to aircraft groundings, facility exit costs and employee charges.

 (2) In April 2001 the Board of Directors of American approved the guarantee by American of the existing debt obligations of its parent, AMR Corporation. As such, as of September 30, 2001, American will unconditionally guarantee through the life of the related obligations approximately $695 million of unsecured debt and approximately $700 million of secured debt. The impact of these unconditional guarantees is not included in the above computation. Earnings were inadequate to cover fixed charges by $560 million and $1,390 million for the three months and nine months ended September 30, 2001, respectively.

 (3) Operating Statistics do not include any operating statistics of TWA or of TWA Airlines LLC, the entity holding the assets acquired from TWA, for any period.

 (4) "Available seat miles" represents the number of seats available for passengers multiplied by the number of scheduled miles the seats are flown.

 (5) "Revenue passenger miles" represents the number of miles flown by revenue passengers in scheduled service.

 (6) "Passenger load factor" is calculated by dividing revenue passenger miles by available seat miles, and represents the percentage of aircraft seating capacity utilized.

 (7) "Passenger revenue yield per passenger mile" represents the average revenue received from each mile a passenger is flown in scheduled service.

 (8) Operating expenses per available seat mile have been restated for the years ended December 31, 2000, 1999 and 1998, and for the three months and nine months ended September 30, 2000, to include certain airline related businesses. Operating expenses per available seat mile for the three months ended and nine months ended September 30, 2001 excludes an asset impairment charge, compensation under the Stabilization Act and special charges related to the terrorist attacks of September 11, 2001 recognized in the period then ended.

 (9) "Cargo ton miles" represents the tonnage of freight and mail carried multiplied by the number of miles flown.

(10) American sold additional pass through trust certificates in October 2001. Long-term debt does not include approximately $1,612 million represented by either equipment notes issued to the pass through trusts issuing such pass through certificates or by equipment notes to be issued upon delivery of certain aircraft expected to be delivered by December 31, 2001 and financed with proceeds of such sale.

(11) In September 2001 the Board of Directors of AMR Corporation approved a capital contribution of $1.5 billion from AMR Corporation to American. This capital contribution was recorded as an addition to American's stockholder's equity.

                                  RISK FACTORS

     You should carefully consider the following risk factors as well as other information contained in this Prospectus before tendering your Old Certificates in the Exchange Offer.

SPECIAL RISK FACTOR

     On September 11, 2001, two of American's aircraft were hijacked and destroyed in terrorist attacks on The World Trade Center in New York City and the Pentagon in northern Virginia. On the same day, two United Air Lines aircraft were also hijacked and used in terrorist attacks. In addition to the loss of all passengers and crew on board the aircraft, these attacks resulted in untold deaths and injuries to persons on the ground and massive property damage. In the immediate aftermath of the attacks, the FAA closed the U.S. airspace (except for military operations) for several days.


     On November 12, 2001, an American Airbus A300 aircraft was lost en route from New York's John F. Kennedy International Airport to Santo Domingo, Dominican Republic. Shortly after takeoff, the airplane crashed into a residential area in Queens, New York. American believes there were 251 passengers and nine crew members on board. None survived. In addition, it is believed that five people on the ground were killed. The cause of the accident has not yet been determined.



     Subsequent to the September 11, 2001 terrorist attacks, Standard & Poor's downgraded the corporate credit rating and senior unsecured credit rating of American from BBB- to BB and Moody's downgraded the senior unsecured credit rating of American from Baa3 to Ba2. On November 29, 2001, Standard & Poor's further downgraded the senior unsecured credit rating of American from BB to BB-. On December 18, 2001, Moody's further downgraded the senior unsecured credit rating of American from Ba2 to B1. The long-term corporate credit ratings of American remain on Standard & Poor's CreditWatch with negative implications. See "-- Risk Factors Relating to the Certificates and the Exchange
Offer -- Ratings of the Certificates".


     Among the effects experienced by American from the September 11, 2001 terrorist attacks have been significant flight disruption costs caused by the FAA's imposed grounding of the U.S. airline industry's fleet, significantly increased security and other costs, significantly higher ticket refunds, significantly reduced load factors and significantly reduced yields. Depending upon the results of the investigation into the causes of the November 12, 2001 accident and the reaction of potential passengers to such accident and its causes, the November 12, 2001 accident could lead to further reductions in load factor and yields. Further terrorist attacks using commercial aircraft in flight could result in another grounding of American's fleet, and would likely result in additional reductions in load factor and yields, along with increased ticket refund, security and other costs. In addition, terrorist attacks not involving commercial aircraft, or the general increase in hostilities relating to reprisals against terrorist organizations or otherwise, could result in decreased load factors and yields for airlines, including American, and increased costs.

     The impact of the events of September 11, 2001 and their aftermath on American and the sufficiency of its financial resources to absorb that impact will depend on a number of factors, including the following: (i) the magnitude and duration of the adverse impact of the terrorist attacks on the economy in general and the airline industry in particular; (ii) American's ability to reduce its operating costs and conserve its financial resources, taking into account the increased costs it will incur as a consequence of the attacks, including those referred to below; (iii) the higher costs associated with new airline security directives and any other increased regulation of air carriers;
(iv) the significantly higher costs of aircraft insurance coverage for future claims caused by acts of war, terrorism, sabotage, hijacking and other similar perils, and the extent to which such insurance will continue to be available;
(v) American's ability to raise additional financing; (vi) the price and availability of jet fuel, and the availability to American of fuel hedges in light of current industry conditions; (vii) the number of crew members who may be called for duty in the reserve forces of the armed services and the resulting impact on American's ability to operate as planned; (viii) any resulting declines in the values of the aircraft in American's fleet (see "-- Risk Factors Relating to the Certificates and the Exchange Offer -- Appraisals and Realizable Value of Aircraft") and any aircraft or other asset impairment charge, including routes, slots, gates and other intangibles; (ix) the extent of the benefits received by American under the Stabilization Act, taking into account any challenges to and interpretations or amendments of the Stabiliza-tion Act and (x) American's ability to retain its management and other employees in light of current industry conditions and their impact on compensation and morale. For a description of the Stabilization Act, see "Summary -- The Company".

     At this point, due in part to the lack of predictability of future traffic, business mix and yields, American is unable to fully estimate the impact on it of the events of September 11, 2001 and their consequences, and the sufficiency of its financial resources to absorb that impact, after taking into account the mitigating effects of the Stabilization Act and American's actions to reduce its costs. However, given the magnitude of these unprecedented events and the possible subsequent effects, American expects that the adverse impact to its financial condition, its operations and its prospects will be material and could be highly material.

RISK FACTORS RELATING TO THE CERTIFICATES AND THE EXCHANGE OFFER

  CONSEQUENCES OF FAILURE TO EXCHANGE

     If you fail to deliver the proper documentation to the Exchange Agent in a timely fashion, your tender of Old Certificates will be rejected. The New Certificates will be issued in exchange for the Old Certificates only after timely receipt by the Exchange Agent of the Old Certificates, a properly completed and executed Letter of Transmittal, or an Agent's Message in lieu of the Letter of Transmittal, and all other required documentation. If you wish to tender your Old Certificates in exchange for New Certificates, you should allow sufficient time to ensure timely delivery. None of the Exchange Agent, the Trustee or American is under any duty to give holders of Old Certificates notification of defects or irregularities with respect to tenders of Old Certificates for exchange.

     If you do not exchange your Old Certificates for New Certificates pursuant to the Exchange Offer, or if your tender of Old Certificates is not accepted, your Old Certificates will continue to be subject to the restrictions on transfer of such Old Certificates as set forth in the legend thereon. In general, you may not offer or sell Old Certificates unless they are registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We do not currently anticipate that we will register the Old Certificates under the Securities Act. To the extent that Old Certificates are tendered and accepted in the Exchange Offer, the trading market for untendered and tendered but unaccepted Old Certificates could be adversely affected.

  APPRAISALS AND REALIZABLE VALUE OF AIRCRAFT

     Three independent appraisal and consulting firms prepared appraisals of the Aircraft in connection with the sale of the Old Certificates in May 2001. The appraisal letters provided by these firms are annexed to this Prospectus as Appendix II. We have not undertaken to update the appraisals in connection with the Exchange Offer. Such appraisals, which are based on the base value of the Aircraft, rely on varying assumptions and methodologies (which may differ among the appraisers), and may not reflect current market conditions that could affect the current market value of the Aircraft. Base value is the theoretical value for an aircraft that assumes a balanced market, while current market value is the value for an aircraft in the actual market. The appraisals were prepared without a physical inspection of the Aircraft. Appraisals that are based on other assumptions and methodologies may result in valuations that are materially different from those contained in such appraisals. See "Description of the Aircraft and the Appraisals -- The Appraisals".

     An appraisal is only an estimate of value. It does not necessarily indicate the price at which an aircraft may be purchased from the aircraft manufacturer. Nor should an appraisal be relied upon as a measure of realizable value. The proceeds realized upon a sale of any Aircraft may be less than its appraised value. The value of an Aircraft if remedies are exercised under the applicable Indenture will depend on various factors, including:

     - market and economic conditions;

     - the supply of similar aircraft;

     - the availability of buyers;

     - the condition of the Aircraft; and

     - whether the Aircraft are sold separately or as a block.

     In addition, each of the appraisals was prepared prior to September 11, 2001 and the value of the Aircraft will likely be negatively affected, at least in the short term, as a consequence of the events of September 11, 2001 referred to under "-- Special Risk Factor". Accordingly, we cannot assure you that the proceeds realized upon any such exercise of remedies would be sufficient to satisfy in full payments due on the Equipment Notes relating to such Aircraft or the full amount of distributions expected on the Certificates.

  REPOSSESSION

     There are no general geographic restrictions on our ability to operate the Aircraft. Although we do not currently intend to do so, we are permitted to register the Aircraft in certain foreign jurisdictions and to sublease the Leased Aircraft and lease the Owned Aircraft to unrelated parties. It may be difficult, time-consuming and expensive for the Loan Trustee to exercise its repossession rights if an Aircraft is located outside the United States, is registered in a foreign jurisdiction or is subleased or leased to a foreign or domestic operator. Additional difficulties may exist when a sublessee, in the case of a Leased Aircraft, or a lessee, in the case of an Owned Aircraft, is the subject of a bankruptcy, insolvency or similar event.

     In addition, certain jurisdictions may allow for certain other liens or other third party rights to have priority over the related Loan Trustee's security interest in an Aircraft. As a result, the benefits of the related Loan Trustee's security interest in an Aircraft may be less than they would be if such Aircraft were located or registered in the United States.

  PRIORITY OF DISTRIBUTIONS; SUBORDINATION

     Under the Intercreditor Agreement, the Liquidity Provider will receive payment of all amounts owed to it (including reimbursement of drawings made to pay interest on more junior Classes of Certificates) before the holders of any Class of Certificates receive any funds. In addition, in certain default situations the Subordination Agent and the Trustees will receive certain payments before the holders of any Class of Certificates receive distributions. See "Description of the Intercreditor Agreement -- Priority of Distributions".

     Certain Classes of Certificates are subordinated to other Classes in rights to distributions. See "Description of the Certificates -- Subordination". Consequently, a payment default under any Equipment Note or a Triggering Event may cause the distribution to more senior Classes of Certificates of payments received on one or more junior series of Equipment Notes. If this should occur, the interest accruing on the remaining Equipment Notes may be less than the amount of interest expected to be distributed on the remaining Certificates of more junior Classes. This is because the interest that Certificates of junior Classes are expected to receive may accrue at a higher rate than interest on the remaining Equipment Notes. As a result of this possible interest shortfall, the holders of one or more junior Classes of Certificates may not receive the full amount expected after a payment default under any Equipment Note even if all Equipment Notes are eventually paid in full.

     However, if American is in bankruptcy or other specified defaults have occurred but American is continuing to meet certain of its payment obligations and the applicable loan to Aircraft value tests are met, the subordination provisions applicable to the Certificates permit distributions to be made to junior Certificates prior to making distributions in full on more senior Certificates. This could include distributions in respect of the principal paid at maturity of the Series D Equipment Notes held in the Class D Trust.

  CONTROL OVER COLLATERAL; SALE OF COLLATERAL

     If an Indenture Event of Default is continuing, subject to certain conditions, the Loan Trustee under the related Indenture will be directed by the Controlling Party in exercising remedies under such Indenture, including accelerating the applicable Equipment Notes or foreclosing the lien on the Aircraft securing such

Equipment Notes. See "Description of the Certificates -- Indenture Events of Default and Certain Rights upon an Indenture Event of Default".

     The Controlling Party will be:

     - the Class A-1 Trustee or Class A-2 Trustee, whichever represents the Class with the larger Pool Balance of Certificates outstanding at the time the Indenture Event of Default occurs;

     - upon payment of Final Distributions to the holders of such larger Class, the other of the Class A-1 Trustee or Class A-2 Trustee;

     - upon payment of Final Distributions to the holders of Class A-1 and Class A-2 Certificates, the Class B Trustee;

     - upon payment of Final Distributions to the holders of Class B Certificates, the Class C Trustee;

     - upon payment of Final Distributions to the holders of Class C Certificates, the Class D Trustee; and

     - under certain circumstances, and notwithstanding the foregoing, the Liquidity Provider with the greatest amount owed to it.

     During the continuation of any Indenture Event of Default, the Controlling Party may accelerate the Equipment Notes issued under the related Indenture and sell such Equipment Notes or the related Aircraft, subject to certain limitations. See "Description of the Intercreditor Agreement -- Intercreditor Rights -- Sale of Equipment Notes or Aircraft". The market for Equipment Notes during any Indenture Event of Default may be very limited, and we cannot assure you as to whether they could be sold or the price at which they could be sold. If the Controlling Party sells any Equipment Notes for less than their outstanding principal amount, certain Certificateholders will receive a smaller amount of principal distributions than anticipated and will not have any claim for the shortfall against American, any Owner Trustee, any Owner Participant or any Trustee.

     In addition, the Equipment Notes are not cross-collateralized. This means that the Equipment Notes secured by an Aircraft or Lease are not secured by any other Aircraft or Lease. Accordingly, any proceeds realized from the sale of an Aircraft or other exercise of default remedies with respect to such Aircraft in excess of the principal amount of the Equipment Notes related to such Aircraft will not be available to cover shortfalls, if any, on the Equipment Notes relating to any other Aircraft. See "Description of the Equipment
Notes -- Remedies".

  RATINGS OF THE CERTIFICATES


     When issued the Class A-1, Class A-2, Class B, Class C and Class D Certificates were assigned ratings by Moody's of Aa2, Aa2, A1, A3 and Baa2, respectively, and by Standard & Poor's of AAA, AAA, AA-, A- and BBB, respectively. Such ratings were downgraded following the occurrence of the events of September 11, 2001. Currently, the Class A-1 and A-2 Certificates are rated Baa1 by Moody's Investors Service, Inc. ("Moody's") and AA- by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's", and together with Moody's, the "Rating Agencies"), the Class B Certificates are rated Baa3 by Moody's and A- by Standard & Poor's, the Class C Certificates are rated Ba2 by Moody's and BBB- by Standard & Poor's and the Class D Certificates are rated Ba3 by Moody's and BBB- by Standard & Poor's. The ratings assigned to the Certificates by Standard & Poor's are on Standard & Poor's CreditWatch with negative implications. A rating is not a recommendation to purchase, hold or sell Certificates; and such rating does not address market price or suitability for a particular investor. A rating may not remain for any given period of time and may be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future (including the downgrading of American or the Liquidity Provider) so warrant.


     The rating of each Class of the Certificates is based primarily on the default risk of the Equipment Notes held for such Class, the availability of the Liquidity Facility for the benefit of holders of such Certificates, the collateral value provided by the Aircraft securing such Equipment Notes and the subordination provisions applicable to such Certificates. The foregoing ratings address the likelihood of timely payment of interest when due on the Certificates and the ultimate payment of principal of the Certificates by the Final Legal Distribution Date. Such ratings do not address the possibility of certain defaults, voluntary redemptions or other circumstances (such as a loss event to an Aircraft) which could result in the payment of the outstanding principal amount of the Certificates prior to the Final Legal Distribution Date. See "Description of the Certificates".

     The reduction, suspension or withdrawal of the ratings of the Certificates will not, by itself, constitute an Event of Default.

  NO PROTECTION AGAINST HIGHLY LEVERAGED OR EXTRAORDINARY TRANSACTIONS

     The Certificates, the Equipment Notes and the underlying agreements will not contain any financial or other covenants or "event risk" provisions protecting the Certificateholders in the event of a highly leveraged or other extraordinary transaction affecting American or its affiliates. See "The Company".

  LIMITED ABILITY TO RESELL THE CERTIFICATES

     Prior to the Exchange Offer, there has been no public market for the Certificates. Neither American nor any Trust intends to apply for listing of the Certificates on any securities exchange or otherwise. The Placement Agents may assist in resales of the Certificates, but they are not required to do so. A secondary market for the Certificates may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your Certificates. If an active public market does not develop, the market price and liquidity of the Certificates may be adversely affected.

                               THE EXCHANGE OFFER

     The following summary describes certain provisions of the registration rights agreement, dated as of May 18, 2001 (the "Registration Rights Agreement"), among American, the Placement Agents and the Trustee. This summary does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Registration Rights Agreement, which has been filed as an exhibit to the Registration Statement. Copies are available as set forth under "Where You Can Find More Information".

GENERAL

     In connection with the issuance of the Old Certificates, the Placement Agents became entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we have agreed to use our reasonable best efforts to, within 270 calendar days after May 24, 2001, which is the date the Old Certificates were issued (the "Issuance Date"): (i) file the Registration Statement, of which this Prospectus is a part, with the Commission for a registered exchange offer (the "Exchange Offer") with respect to an issue of New Certificates identical in all material respects to the Old Certificates (except that the New Certificates would not contain terms with respect to transfer restrictions or interest rate increases); (ii) cause the Registration Statement to become effective; (iii) have the Registration Statement remain effective until the closing of the Exchange Offer; and (iv) have the Exchange Offer consummated. However, if any changes in law or the applicable interpretations of the staff of the Commission do not permit us to effect the Exchange Offer, or if the Registration Statement is not declared effective within 270 calendar days after the Issuance Date under certain circumstances, or at the request of a holder not eligible to participate in the Exchange Offer or under certain other circumstances described in the Registration Rights Agreement, we have agreed to use our reasonable best efforts to (a) file with the Commission a shelf registration statement (the "Shelf Registration Statement") covering resales of the Old Certificates; (b) cause the Shelf Registration Statement to be declared effective under the Securities Act by the 270th calendar day after the Issuance Date; and (c) keep effective the Shelf Registration Statement for a period of two years after its effective date (or for such shorter period as shall end when all of the Old Certificates covered by the Shelf Registration Statement have been sold pursuant thereto or may be freely sold pursuant to Rule 144 under the Securities Act).

     If neither the consummation of the Exchange Offer nor the declaration by the Commission of the Shelf Registration Statement to be effective (each, a "Registration Event") occurs on or prior to the 270th calendar day following the Issuance Date, the interest rate per annum borne by the Equipment Notes and passed through to holders of Old Certificates shall be increased by 0.50% effective from and including February 18, 2002, to but excluding the date on which a Registration Event occurs. If the Shelf Registration Statement ceases to be effective at any time during the period we are required to keep such Shelf Registration Statement effective for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Equipment Notes shall be increased by 0.50% from the 61st day such Shelf Registration Statement ceases to be effective during the applicable period until such time as the Shelf Registration Statement again becomes effective.

     If the Exchange Offer is consummated, we will not be required to file the Shelf Registration Statement other than for those Old Certificates held by the Placement Agents if they are not eligible to participate in the Exchange Offer, and the interest rate on the Equipment Notes will not be increased.

     Upon the terms and subject to the conditions set forth in this Prospectus and in the accompanying Letter of Transmittal, we will accept for exchange all Old Certificates validly tendered prior to 5:00 p.m., New York City time, on the Expiration Date. New Certificates of the same class will be issued in exchange for an equal principal amount of outstanding Old Certificates accepted in the Exchange Offer. Old Certificates may be tendered only in integral multiples of $1,000. The Exchange Agent will act as agent for the tendering holders of Old Certificates for the purpose of receiving New Certificates from the Trustee and delivering New Certificates to such tendering holders. Old Certificates shall be deemed to have been accepted as validly tendered when, as and if we have given oral or written notice thereof to the Exchange Agent.

     The Exchange Offer is not conditioned upon any minimum principal amount of Old Certificates being tendered for exchange. However, the obligation to accept Old Certificates for exchange pursuant to the Exchange Offer is subject to certain conditions as set forth herein under "-- Conditions".

     Based on interpretations by the staff of the Commission set forth in no-action letters issued to third parties, we believe that the New Certificates issued pursuant to the Exchange Offer in exchange for Old Certificates may be offered for resale, resold or otherwise transferred by a holder thereof (other than (i) a broker-dealer who purchased such Old Certificates directly from the Trustee for its own account or (ii) a person that is an "affiliate", as defined in Rule 405 under the Securities Act, of ours or of any Trustee) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring such New Certificates in its ordinary course of business and such holder has no arrangements or understanding with any person to participate in the distribution of the New Certificates. Holders of Old Certificates wishing to accept the Exchange Offer must represent to us that such conditions have been met. We have not sought, and do not intend to seek, a no-action letter from the Commission with respect to the effects of the Exchange Offer, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the New Certificates as it has in such no-action letters.

     Each broker-dealer that receives New Certificates for its own account as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale of such New Certificates. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales of New Certificates received in exchange for Old Certificates. We have agreed that, for a period of 90 days after the Expiration Date, we will make this Prospectus and any amendment or supplement to this Prospectus available to any such broker-dealer for use in connection with such resales. See "Plan of Distribution". If a broker-dealer would receive New Certificates for its own account in exchange for Old Certificates, where such Old Certificates were not acquired as a result of market-making or other trading activities, such broker-dealer will not be able to participate in the Exchange Offer.

     Upon consummation of the Exchange Offer, subject to certain exceptions, holders of Old Certificates who do not exchange their Old Certificates for New Certificates in the Exchange Offer will no longer be entitled to registration rights and will not be able to offer or sell their Old Certificates, unless such Old

Certificates are subsequently registered under the Securities Act which, subject to limited exceptions, we will have no obligation to do, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. See "Risk Factors -- Risk Factors Relating to the Certificates and the Exchange Offer -- Consequences of Failure to Exchange".


     This Prospectus, together with the Letter of Transmittal, is being sent to all registered holders of Certificates as of December 27, 2001. As of the date of this Prospectus, $1,253,516,652.24 of Old Certificates are outstanding.



     If any tendered Old Certificates are not accepted for exchange because of an invalid tender or the occurrence of certain other events set forth herein, certificates for any such unaccepted Old Certificates will be returned, without expense, to the tendering holder thereof as promptly as practicable after the Expiration Date.


     Holder of Old Certificates who tender in the Exchange Offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the Letter of Transmittal, transfer taxes with respect to the exchange of Old Certificates pursuant to the Exchange Offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the Exchange Offer. See "-- Fees and Expenses".

EXPIRATION DATE; EXTENSIONS; AMENDMENTS; TERMINATION


     The term "Expiration Date" means January 30, 2002 (33 calendar days following the commencement of the Exchange Offer), unless we, in our sole discretion, extend the Exchange Offer, in which case the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. Notwithstanding any extension of the Exchange Offer, if the Exchange Offer is not consummated by February 18, 2002, the interest rate borne by the Equipment Notes and passed through to the Certificateholders is subject to increase. See "-- General."


     In order to extend the Expiration Date, we will notify the Exchange Agent of any extension by oral or written notice and will mail to the record holders of Old Certificates an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Such announcement may state that we are extending the Exchange Offer for a specified period of time.

     We reserve the right:

     - to delay acceptance of any Old Certificates, to extend the Exchange Offer or to terminate the Exchange Offer and not permit acceptance of Old Certificates not previously accepted if any of the conditions set forth herein under "-- Conditions" shall have occurred and shall not have been waived by us, by giving oral or written notice of such delay, extension or termination to the Exchange Agent; and

     - to amend the terms of the Exchange Offer in any manner deemed by us to be advantageous to the holders of the Old Certificates.

     Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by us to constitute a material change, we will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Old Certificates of such amendment.

     Without limiting the manner in which we may choose to make a public announcement of any delay, extension, amendment or termination of the Exchange Offer, we shall have no obligation to publish, advertise, or otherwise communicate any such public announcement, other than by making a timely release to an appropriate news agency.

DISTRIBUTIONS ON THE NEW CERTIFICATES

     Interest on the Equipment Notes held by each Trust will be distributed to holders of the New Certificates. The Equipment Notes held by each Trust will accrue interest at the applicable rate per annum for such Trust set forth on the cover page of this Prospectus. Distributions on the New Certificates will be made from the last date on which distributions were made on the Old Certificates surrendered in exchange therefor. No additional distributions will be made on Old Certificates tendered and accepted for exchange.

PROCEDURES FOR TENDERING

     To tender in the Exchange Offer, a holder must complete, sign and date the Letter of Transmittal, or a facsimile thereof, or an Agent's Message in lieu of the Letter of Transmittal, have the signatures thereon guaranteed if required by the Letter of Transmittal and mail or otherwise deliver such Letter of Transmittal or such facsimile and any other required documents to the Exchange Agent, or have the Agent's Message delivered, prior to 5:00 p.m., New York City time, on the Expiration Date. In addition, either:

     - certificates for such Old Certificates must be received by the Exchange Agent along with the Letter of Transmittal; or

     - a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Old Certificates, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described under "-- Book-Entry Transfer" below, must be received by the Exchange Agent prior to the Expiration Date; or

     - the holder must comply with the guaranteed delivery procedures described below.

     The method of delivery of Old Certificates, Letters of Transmittal and all other required documents is at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Old Certificates should be sent to American. Delivery of all documents must be made to the Exchange Agent at its address set forth below. Holders may also request their respective brokers, dealers, commercial banks, trust companies or nominees to effect such tender for such holders.

     The tender by a holder of Old Certificates will constitute an agreement between such holder and the Company in accordance with the terms and subject to the conditions set forth in this Prospectus and in the Letter of Transmittal.

     Only a holder of Old Certificates may tender such Old Certificates in the Exchange Offer. The term "holder" with respect to the Exchange Offer means any person in whose name Old Certificates are registered on the Trustee's books or any other person who has obtained a properly completed bond power from the registered holder, or any person whose Old Certificates are held of record by DTC who desires to deliver Old Certificates by book-entry transfer at DTC.

     Any beneficial holder whose Old Certificates are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder promptly and instruct such registered holder to tender on its behalf. If such beneficial holder wishes to tender on its own behalf, such beneficial holder must, prior to completing and executing the Letter of Transmittal and delivering its Old Certificates, either make appropriate arrangements to register ownership of the Old Certificates in such holder's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

     Signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution") unless the Old Certificates tendered pursuant thereto are tendered (a) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (b) for the account of an Eligible Institution. If the Letter of Transmittal is signed by a person other than the registered holder or holders of any Old Certificates listed therein, such Old Certificates must be endorsed or accompanied by bond powers and a proxy that authorizes such person to tender the Old Certificates on behalf of the registered holder or holders, in either case as the name of the registered holder or holders appears on the Old Certificates.


     If the Letter of Transmittal or any Old Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by us, submit with the Letter of Transmittal evidence satisfactory to us of their authority to so act.


     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the tendered Old Certificates will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all Old Certificates not properly tendered or any Old Certificates our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any irregularities or conditions of tender as to particular Old Certificates. Our interpretation of the terms and conditions of the Exchange Offer, including the instructions in the Letter of Transmittal, will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Certificates must be cured within such time as we shall determine. Neither we, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Certificates nor shall any of us incur any liability for failure to give such notification. Tenders of Old Certificates will not be deemed to have been made until such irregularities have been cured or waived. Any Old Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering holder of such Old Certificates (or, in the case of Old Certificates tendered by the book-entry transfer procedures described below, such Old Certificates will be credited to an account maintained with DTC), unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

     In addition, we reserve the right in our sole discretion, subject to the provisions of the Indenture, to (a) purchase or make offers for any Old Certificates that remain outstanding subsequent to the Expiration Date or, as set forth under "-- Conditions," to terminate the Exchange Offer in accordance with the terms of the Registration Rights Agreement and (b) to the extent permitted by applicable law, purchase Old Certificates in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     By tendering, each holder of Old Certificates will represent to us that, among other things, the New Certificates acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, such holder has no arrangements or understanding with any person to participate in the distribution of the New Certificates and such holder is not an "affiliate", as defined under Rule 405 of the Securities Act, of ours or of a Trustee, or if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the holder is not a broker-dealer, such holder will be required to represent that it is not engaged in, and does not intend to engage in, a distribution of New Certificates. If such holder is a broker-dealer that will receive New Certificates for its own account in exchange for Old Certificates that were acquired as a result of market-making or other trading activities, it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such New Certificates.

ACCEPTANCE OF OLD CERTIFICATES FOR EXCHANGE; DELIVERY OF NEW CERTIFICATES

     Upon satisfaction or waiver of all of the conditions to the Exchange Offer, all Old Certificates properly tendered will be accepted promptly after the Expiration Date, and New Certificates of the same class will be issued promptly after acceptance of the Old Certificates. See "-- Conditions" below. For purposes of the Exchange Offer, Old Certificates shall be deemed to have been accepted for exchange when, as and if we have given oral or written notice thereof to the Exchange Agent.

     In all cases, issuance of New Certificates for Old Certificates that are accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) certificates for such Old Certificates or a timely Book-Entry Confirmation of such Old Certificates into the Exchange Agent's account at DTC, (ii) a properly completed and duly executed Letter of Transmittal, or an Agent's Message in lieu of the Letter of Transmittal, and
(iii) all other required documents. If any tendered Old Certificates are not accepted for any reason set forth in the terms and conditions of the Exchange Offer or if Old Certificates are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or nonexchanged Old Certificates will be returned without expense to the tendering holder thereof (or, in the case of Old Certificates tendered by the book-entry transfer procedures described below, such unaccepted or nonexchanged Old Certificates will be credited to an account maintained with DTC) as promptly as practicable after the expiration or termination of the Exchange Offer.

BOOK-ENTRY TRANSFER


     The Exchange Agent will make a request to establish an account with respect to the Old Certificates at DTC for purposes of the Exchange Offer. The Exchange Agent has confirmed that any financial institution that is a DTC Participant may use DTC's Automated Tender Offer Program ("ATOP") procedures to tender Old Certificates in the Exchange Offer. Any financial institution that is a participant in DTC's book-entry transfer system may make book-entry delivery of Old Certificates by causing DTC to transfer such Old Certificates into the Exchange Agent's account at DTC in accordance with DTC's ATOP procedures for transfer. However, although delivery of Old Certificates may be effected through book-entry transfer into the Exchange Agent's account at DTC, the Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or an Agent's Message in lieu of the Letter of Transmittal, and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address set forth below under "-- Exchange Agent" on or prior to 5:00 p.m., New York City time, on the Expiration Date. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from a DTC Participant tendering Old Certificates that are the subject of such Book-Entry Confirmation that such DTC Participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that we may enforce such agreement against such DTC Participant. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


GUARANTEED DELIVERY PROCEDURES

     Holders of the Old Certificates who wish to tender their Old Certificates and (i) whose Old Certificates are not immediately available, or (ii) who cannot deliver their Old Certificates, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Certificates if:

     - the tender is made through an Eligible Institution;

     - prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Certificates and the amount of Old Certificates tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Certificates to be tendered in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

     - Such properly completed and executed Letter of Transmittal (or facsimile thereof) together with the certificates representing the Old Certificates to be tendered in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five business days after the Expiration Date.

WITHDRAWAL OF TENDERS

     Tenders of Old Certificates may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date at the address set forth below under "-- Exchange Agent." Any such notice of withdrawal must specify the name of the person having tendered the Old Certificates to be withdrawn, identify the Old Certificates to be withdrawn, including the principal amount of such Old Certificates, and (where certificates for Old Certificates have been transmitted) specify the name in which such Old Certificates are registered, if different from that of the withdrawing holder. If certificates for Old Certificates have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Certificates have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Certificates and otherwise comply with the procedures of DTC. We will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices. Our determination shall be final and binding on all parties. Any Old Certificates so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Certificates that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Certificates tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Old Certificates will be credited to an account maintained with DTC for the Old Certificates) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Certificates may be retendered by following one of the procedures described under "-- Procedures for Tendering" and "-- Book-Entry Transfer" above at any time on or prior to the Expiration Date.

CONDITIONS

     Notwithstanding any other term of the Exchange Offer, we will not be required to accept for exchange, or exchange New Certificates for, any Old Certificates not previously accepted for exchange, and we may terminate or amend the Exchange Offer before the acceptance of such Old Certificates, if: (i) any action or proceeding is instituted or threatened in any court or by or before an governmental agency with respect to the Exchange Offer that, in our judgement, might materially impair our ability to proceed with the Exchange Offer or (ii) any law, statute or regulation is proposed, adopted or enacted, or any existing laws, statute, rule or regulation is interpreted by the staff of the Commission or a court of competent jurisdiction in a manner that, in our judgement, might materially impair our ability to proceed with the Exchange Offer. In addition, we have no obligation to, and will not knowingly, permit acceptance of tenders of Old Certificates from our affiliates (within the meaning of Rule 405 under the Securities Act) or from any other holder or holders who are not eligible to participate in the Exchange Offer under applicable law or interpretations thereof by the Commission, or if the New Certificates to be received by such holder or holders of Old Certificates in the Exchange Offer, upon receipt, will not be tradable by such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the "blue sky" or securities laws of substantially all of the states of the United States.

EXCHANGE AGENT

     State Street Bank and Trust Company of Connecticut, National Association, has been appointed as Exchange Agent for the Exchange Offer. Questions and requests for assistance and requests for additional copies of this Prospectus or of the Letter of Transmittal should be directed to the Exchange Agent addressed as follows:

    State Street Bank and Trust Company of Connecticut, National Association
                    c/o State Street Bank and Trust Company
                             2 Avenue de Lafayette
                          Boston, Massachusetts 02111
                 Attention: Ralph Jones/Account Services Group

                            Facsimile Transmission:
                                 (617) 662-1452

                             Confirm by Telephone:
                                 (617) 662-1548

FEES AND EXPENSES

     We will pay the expenses of soliciting tenders pursuant to the Exchange Offer. The principal solicitation for tenders pursuant to the Exchange Offer is being made by mail; however, additional solicitations may be made by telegraph, telephone, telecopy or in person by our officers and regular employees.

     We will not make any payments to brokers, dealers or other persons soliciting acceptances of the Exchange Offer. We will, however, pay the Exchange Agent reasonable and customary fees for its services and will reimburse the Exchange Agent for its reasonable out-of-pocket expenses in connection with its services. We may also pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of the Prospectus and related documents to the beneficial owners of the Old Certificates, and in handling or forwarding tenders for exchange.

     We will pay the expenses to be incurred in connection with the Exchange Offer, including fees and expenses of the Exchange Agent and Trustee and accounting, legal, printing and related fees and expenses. We will pay all transfer taxes, if any, applicable to the exchange of Old Certificates pursuant to the Exchange Offer. If, however, certificates representing New Certificates or Old Certificates for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Certificates tendered, or if tendered Old Certificates are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Certificates pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

                                  THE COMPANY

     American, the principal subsidiary of AMR Corporation, was founded in 1934. American is one of the largest scheduled passenger airlines in the world. At the end of 2000, American provided scheduled jet service to more than 169 destinations throughout North America, the Caribbean, Latin America, Europe and the Pacific. American is also one of the largest scheduled air freight carriers in the world, providing a full range of freight and mail services to shippers throughout its system. The postal address for American's principal executive offices is P.O. Box 619616, Dallas/Fort Worth Airport, Texas 75261-9616 (Telephone: 817-967-1532). See "Summary -- The Company".

                                USE OF PROCEEDS

     There will be no cash proceeds to American or the Owner Participant as a result of the issuance of New Certificates pursuant to the Exchange Offer. The proceeds from the sale of the Certificates of each Trust were used to purchase the Equipment Notes held by such Trust. The Equipment Notes issued under the Leased Aircraft Indentures were issued by the related Owner Trustee. A portion of the proceeds from such issuance was used to repay outstanding indebtedness (held by an affiliate of the initial Owner Participant) secured by the Leased Aircraft, and the remaining proceeds were retained by the initial Owner Participant. The Equipment Notes issued under the Owned Aircraft Indentures were issued by American. The proceeds from such issuance were used by American to finance or refinance its acquisition of the Owned Aircraft.

                        DESCRIPTION OF THE CERTIFICATES

     The following summary describes material terms of the Certificates. This summary does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Basic Agreement, the Certificates, the Trust Supplements, the Liquidity Facilities and the Intercreditor Agreement, which have been filed as exhibits to the Registration Statement. Copies are available as set forth under "Where You Can Find More Information".

     Except as otherwise indicated, the following summary relates to each of the Trusts and the Certificates issued by each Trust. The terms and conditions governing each of the Trusts are substantially the same, except as described under "-- Subordination" below and except that the principal amount and scheduled principal repayments of the Equipment Notes held by each Trust and the interest rate and maturity date of the Equipment Notes held by each Trust differ. The references to Sections in parentheses in the following summary are to the relevant Sections of the Basic Agreement unless otherwise indicated.

GENERAL

     We issued Pass Through Certificates on May 24, 2001. Each Pass Through Certificate represents a fractional undivided interest in one of the five American Airlines 2001-1 Pass Through Trusts: the "Class A-1 Trust", the "Class A-2 Trust", the "Class B Trust", the "Class C Trust" and the "Class D Trust", and, collectively, the "Trusts". The Trusts were formed pursuant to a pass through trust agreement between American and State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Basic Agreement"), and five separate supplements thereto (each, a "Trust Supplement" and, together with the Basic Agreement, collectively, the "Pass Through Trust Agreements"). The trustee under the Class A-1 Trust, the Class A-2 Trust, the Class B Trust, the Class C Trust and the Class D Trust is referred to herein respectively as the "Class A-1 Trustee", the "Class A-2 Trustee", the "Class B Trustee", the "Class C Trustee" and the "Class D Trustee", and collectively as the "Trustees". The Certificates issued by the Class A-1 Trust, the Class A-2 Trust, the Class B Trust, the Class C Trust and the Class D Trust are referred to herein respectively as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates" and the "Class D Certificates". The Class A-1 Trust purchased all the Series A-1 Equipment Notes, the Class A-2 Trust purchased all the Series A-2 Equipment Notes, the Class B Trust purchased all the Series B Equipment Notes, the Class C Trust purchased all the Series C Equipment Notes and the Class D Trust purchased all of the Series D Equipment Notes. The holders of the Class A-1

Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates are referred to herein respectively as the "Class A-1 Certificateholders", the "Class A-2 Certificateholders", the "Class B Certificateholders", the "Class C Certificateholders" and the "Class D Certificateholders", and collectively as the "Certificateholders". The initial principal balance of the Equipment Notes held by each Trust equaled the initial aggregate face amount of the Certificates issued by such Trust. As of the date of this Prospectus, $368,682,212.07 Class A-1 Certificates, $392,209,000 Class A-2 Certificates, $292,455,901.84 Class B Certificates, $179,689,538.24 Class C Certificates and $20,480,000.09 Class D Certificates are outstanding.


     The New Certificates will be issued pursuant to the Pass Through Trust Agreements. The forms and terms of the New Certificates are the same in all material respects as the form and terms of the Old Certificates, except that:

     - we registered the New Certificates under the Securities Act so their transfer is not restricted like the Old Certificates;

     - the New Certificates will not contain restrictions on transfer or provisions relating to interest rate increases; and

     - the New Certificates will be available only in book-entry form.

     Each Certificate represents a fractional undivided interest in the Trust created by the Basic Agreement and the applicable Trust Supplement pursuant to which such Certificate is issued. (Section 2.01) The property of each Trust (the "Trust Property") consists of:

     - subject to the Intercreditor Agreement, the Equipment Notes acquired by such Trust, all monies at any time paid thereon and all monies due and to become due thereunder;

     - the rights of such Trust under the Intercreditor Agreement (including all rights to receive monies and other property payable thereunder);

     - all monies receivable under the Liquidity Facility for such Trust; and

     - funds from time to time deposited with the Trustee in accounts relating to such Trust.

     The Certificates represent interests in the respective Trusts only, and all payments and distributions thereon will be made only from the Trust Property of the related Trust. (Section 3.09) The Certificates do not represent indebtedness of the Trusts, and references in this Prospectus to interest accruing on the Certificates are included for purposes of computation only. The Certificates do not represent an interest in or obligation of American, the Trustees, the Subordination Agent, any of the Loan Trustees, Owner Trustees, Owner Participants or any affiliate of any thereof. Each Certificateholder by its acceptance of a Certificate agrees to look solely to the income and proceeds from the Trust Property of the related Trust for payments and distributions on such Certificate.

     New Certificates of each Trust will be issued in fully registered form only and will be subject to the provisions described below under "-- Book-Entry Registration; Delivery and Form". New Certificates will be issued only in minimum denominations of $1,000 or integral multiples thereof, except that one Certificate of each Trust may be issued in a different denomination. (Section 3.01)

DISTRIBUTION OF PAYMENTS ON EQUIPMENT NOTES

     The following description of distributions on the Certificates should be read in conjunction with the description of the Intercreditor Agreement because the Intercreditor Agreement may alter the following provisions in a default situation. See "-- Subordination" and "Description of the Intercreditor Agreement".

     Payments of principal, Make-Whole Amount (if any) and interest on the Equipment Notes or with respect to other Trust Property held in each Trust will be distributed by the Trustee to Certificateholders of such Trust on the date receipt of such payment is confirmed, except in the case of certain types of Special Payments.

     The Equipment Notes held in each Trust will accrue interest at the applicable rate per annum for Certificates to be issued by such Trust set forth on the cover page of this Prospectus, payable on May 23 and November 23 of each year, commencing on November 23, 2001. Such interest payments will be distributed to Certificateholders of such Trust on each such date until the final Distribution Date for such Trust, subject to the Intercreditor Agreement. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest applicable to the Certificates to be issued by each of the Class A-1, Class A-2, Class B and Class C Trusts will be supported by a separate Liquidity Facility to be provided by the Liquidity Provider for the benefit of the holders of such Certificates in an aggregate amount sufficient to distribute interest on the Pool Balance thereof at the Stated Interest Rate for such Trust on up to three successive Regular Distribution Dates (without regard to any future distributions of principal on such Certificates). The Liquidity Facility for any Class of Certificates does not provide for drawings thereunder to pay for principal of or Make-Whole Amount on the Certificates of such Class, any interest with respect to the Certificates of such Class in excess of the Stated Interest Rate, or, notwithstanding the subordination provisions of the Intercreditor Agreement, principal of or interest or Make-Whole Amount with respect to the Certificates of any other Class. Therefore, only the holders of the Certificates to be issued by a particular Trust will be entitled to receive and retain the proceeds of drawings under the Liquidity Facility for such Trust. See "Description of the Liquidity Facilities".

     Payments of principal of the Series A-1, Series B, Series C and Series D Equipment Notes are scheduled to be received by the Trustee in installments on May 23 and November 23 in certain years, commencing on November 23, 2001. The entire principal amount of the Series A-2 Equipment Notes is scheduled for payment on May 23, 2011.

     Scheduled payments of interest or principal on the Equipment Notes are referred to herein as "Scheduled Payments," and May 23 and November 23 of each year are referred to herein as "Regular Distribution Dates" (each Regular Distribution Date and Special Distribution Date, a "Distribution Date"). See "Description of the Equipment Notes -- Principal and Interest Payments." The "Final Legal Distribution Date" for the Class A-1 Certificates is November 23, 2022, for the Class A-2 Certificates is November 23, 2012, for the Class B Certificates is November 23, 2020, for the Class C Certificates is November 23, 2017 and for the Class D Certificates is May 23, 2008.

     Subject to the Intercreditor Agreement, on each Regular Distribution Date the Trustee of each Trust will distribute to the Certificateholders of such Trust all Scheduled Payments received in respect of Equipment Notes held on behalf of such Trust, the receipt of which is confirmed by the Trustee on such Regular Distribution Date. Each Certificateholder of each Trust will be entitled to receive, subject to the Intercreditor Agreement, its proportionate share, based upon its fractional interest in such Trust, of any distribution in respect of Scheduled Payments of principal or interest on Equipment Notes held on behalf of such Trust. Each such distribution of Scheduled Payments will be made by the applicable Trustee to the Certificateholders of record of the relevant Trust on the record date applicable to such Scheduled Payment (generally, 15 days prior to each Regular Distribution Date) subject to certain exceptions. (Section 4.02(a)) If a Scheduled Payment is not received by the applicable Trustee on a Regular Distribution Date but is received within five days thereafter, it will be distributed on the date received to such holders of record. If it is received after such five-day period, it will be treated as a Special Payment and distributed as described below.

     Any payment in respect of, or any proceeds of, any Equipment Note, the Indenture Estate under (and as defined in) any Leased Aircraft Indenture or the Collateral under (and as defined in) any Owned Aircraft Indenture other than a Scheduled Payment (each, a "Special Payment") will be distributed on, in the case of an early redemption or purchase of any Equipment Note, the date of such early redemption or purchase (which shall be a Business Day), and otherwise on the Business Day specified for distribution of such Special Payment pursuant to a notice delivered by each Trustee as soon as practicable after the Trustee has received funds for such Special Payment (each a "Special Distribution Date"). Any such distribution will be subject to the Intercreditor Agreement.

     Each Trustee will mail a notice to the Certificateholders of the applicable Trust stating the scheduled Special Distribution Date, the related record date, the amount of the Special Payment and the reason for the Special Payment. In the case of a redemption or purchase of the Equipment Notes held in the related Trust, such notice will be mailed not less than 15 days prior to the date such Special Payment is scheduled to be distributed, and in the case of any other Special Payment, such notice will be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment. (Section 4.02(c)) Each distribution of a Special Payment, other than a Final Distribution, on a Special Distribution Date for any Trust will be made by the Trustee to the Certificateholders of record of such Trust on the record date applicable to such Special Payment. (Section 4.02(b)) See "Indenture Events of Default and Certain Rights upon an Indenture Event of Default" and "Description of the Equipment Notes -- Redemption".

     Each Pass Through Trust Agreement requires that the Trustee establish and maintain, for the related Trust and for the benefit of the Certificateholders of such Trust, one or more non-interest bearing accounts (the "Certificate Account") for the deposit of payments representing Scheduled Payments received by such Trustee. Each Pass Through Trust Agreement requires that the Trustee establish and maintain, for the related Trust and for the benefit of the Certificateholders of such Trust, one or more accounts (the "Special Payments Account") for the deposit of payments representing Special Payments received by such Trustee, which will be non-interest bearing except in certain circumstances where the Trustee may invest amounts in such account in certain Permitted Investments. Pursuant to the terms of each Pass Through Trust Agreement, the Trustee is required to deposit any Scheduled Payments relating to the applicable Trust received by it in the Certificate Account of such Trust and to deposit any Special Payments so received by it in the Special Payments Account of such Trust. (Section 4.01) All amounts so deposited will be distributed by the Trustee on a Regular Distribution Date or a Special Distribution Date, as appropriate. (Section 4.02)

     The Final Distribution for each Trust will be made only upon presentation and surrender of the Certificates for such Trust at the office or agency of the Trustee specified in the notice given by the Trustee of such Final Distribution. See "-- Termination of the Trusts" below. Distributions in respect of Certificates issued in global form will be made as described in "-- Book-Entry Registration; Delivery and Form" below.

     If any Distribution Date is a Saturday, a Sunday or other day on which commercial banks are authorized or required to close in New York, New York; Dallas, Texas; or the city and state in which the Trustee or any Loan Trustee is located (any other day being a "Business Day"), distributions scheduled to be made on such Regular Distribution Date or Special Distribution Date may be made on the next succeeding Business Day without additional interest.

SUBORDINATION

     The Certificates are subject to subordination terms set forth in the Intercreditor Agreement which vary depending upon whether a Triggering Event has occurred. See "Description of the Intercreditor Agreement -- Priority of Distributions".

POOL FACTORS

     The "Pool Balance" of the Certificates issued by any Trust indicates, as of any date, the original aggregate face amount of the Certificates of such Trust less the aggregate amount of all distributions made in respect of the Certificates of such Trust other than distributions made in respect of interest or Make-Whole Amount or reimbursement of any costs and expenses incurred in connection therewith. The Pool Balance of the Certificates issued by any Trust as of any Distribution Date will be computed after giving effect to any payment of principal on the Equipment Notes or other Trust Property held in such Trust and the distribution thereof to be made on that date. (Section 1.01)

     The "Pool Factor" for each Trust as of any date is the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance as of such date by (ii) the original aggregate face amount of the Certificates of such Trust. The Pool Factor for each Trust as of any Distribution Date will be computed after giving effect to any payment of principal on the Equipment Notes or other Trust Property held in such Trust and the distribution thereof to be made on that date. (Section 1.01) The Pool Factor for each Trust was

1.0000000 on the date of issuance of the Certificates; thereafter, the Pool Factor for each Trust declines as described herein to reflect reductions in the Pool Balance of such Trust. The amount of a Certificateholder's pro rata share of the Pool Balance of a Trust can be determined by multiplying the original denomination of the Certificateholder's Certificate of such Trust by the Pool Factor for such Trust as of the applicable Distribution Date. Notice of the Pool Factor and the Pool Balance for each Trust will be mailed to Certificateholders of such Trust on each Distribution Date. (Section 4.03)

     The following table sets forth the aggregate principal amortization schedule for the Equipment Notes held in each Trust and resulting Pool Factors with respect to such Trust. The actual aggregate principal amortization schedule applicable to a Trust and the resulting Pool Factors with respect to such Trust may differ from those set forth below because the scheduled distribution of principal payments for any Trust would be affected if any Equipment Notes held in such Trust are redeemed or purchased or if a default in payment of the principal of such Equipment Notes occurred.

                            CLASS A-1 TRUST               CLASS A-2 TRUST               CLASS B TRUST
                       --------------------------   ---------------------------   --------------------------
                         SCHEDULED      EXPECTED       SCHEDULED      EXPECTED      SCHEDULED      EXPECTED
                         PRINCIPAL        POOL         PRINCIPAL        POOL        PRINCIPAL        POOL
DATE                      PAYMENTS       FACTOR        PAYMENTS        FACTOR        PAYMENTS       FACTOR
----                   --------------   ---------   ---------------   ---------   --------------   ---------
November 23, 2001....  $52,197,787.93   0.8759794   $          0.00   1.0000000   $ 4,974,098.16   0.9832764
May 23, 2002.........    6,034,493.28   0.8616416              0.00   1.0000000    12,602,932.83   0.9409036
November 23, 2002....    6,687,261.87   0.8457528              0.00   1.0000000    10,057,434.29   0.9070892
May 23, 2003.........   13,726,049.41   0.8131401              0.00   1.0000000    12,369,352.14   0.8655017
November 23, 2003....    3,678,658.94   0.8043997              0.00   1.0000000     9,187,622.90   0.8346117
May 23, 2004.........   15,917,698.22   0.7665797              0.00   1.0000000    10,816,510.95   0.7982451
November 23, 2004....    3,832,154.47   0.7574746              0.00   1.0000000    10,178,890.44   0.7640223
May 23, 2005.........   18,363,129.73   0.7138442              0.00   1.0000000    13,422,448.09   0.7188942
November 23, 2005....    3,985,650.02   0.7043744              0.00   1.0000000     9,824,416.45   0.6858632
May 23, 2006.........   18,918,871.98   0.6594237              0.00   1.0000000    13,056,618.98   0.6419651
November 23, 2006....    4,139,145.55   0.6495892              0.00   1.0000000     9,142,634.84   0.6112263
May 23, 2007.........   17,731,898.34   0.6074587              0.00   1.0000000    10,759,248.70   0.5750523
November 23, 2007....    4,292,641.10   0.5972595              0.00   1.0000000     7,483,794.40   0.5498907
May 23, 2008.........   16,290,556.77   0.5585535              0.00   1.0000000     8,055,385.48   0.5228074
November 23, 2008....    4,452,632.50   0.5479742              0.00   1.0000000     4,288,185.07   0.5083900
May 23, 2009.........   21,940,102.95   0.4958451              0.00   1.0000000    11,495,524.46   0.4697404
November 23, 2009....    4,578,538.53   0.4849666              0.00   1.0000000             0.00   0.4697404
May 23, 2010.........   22,913,766.58   0.4305240              0.00   1.0000000     4,568,835.33   0.4543794
November 23, 2010....    3,546,470.94   0.4220977              0.00   1.0000000     5,061,742.55   0.4373611
May 23, 2011.........            0.00   0.4220977    392,209,000.00   0.0000000    66,626,930.76   0.2133524
November 23, 2011....            0.00   0.4220977              0.00   0.0000000             0.00   0.2133524
May 23, 2012.........      471,691.46   0.4209770              0.00   0.0000000     4,446,425.26   0.1984029
November 23, 2012....      921,514.52   0.4187875              0.00   0.0000000     1,484,663.31   0.1934112
May 23, 2013.........    7,179,293.55   0.4017297              0.00   0.0000000     4,974,098.16   0.1766876
November 23, 2013....    1,993,687.45   0.3969927              0.00   0.0000000     2,622,433.04   0.1678707
May 23, 2014.........   17,167,653.41   0.3562028              0.00   0.0000000     4,974,098.16   0.1511471
November 23, 2014....      389,107.41   0.3552783              0.00   0.0000000     3,825,794.78   0.1382842
May 23, 2015.........   20,812,487.82   0.3058284              0.00   0.0000000     4,974,098.16   0.1215606
November 23, 2015....        9,351.13   0.3058062              0.00   0.0000000     4,891,553.65   0.1051146
May 23, 2016.........   22,543,806.58   0.2522427              0.00   0.0000000     4,974,098.16   0.0883910
November 23, 2016....        8,405.15   0.2522227              0.00   0.0000000     4,974,098.16   0.0716674
May 23, 2017.........   23,409,382.83   0.1966026              0.00   0.0000000     4,902,152.23   0.0551857
November 23, 2017....        6,745.49   0.1965866              0.00   0.0000000     4,715,491.56   0.0393316
May 23, 2018.........   24,553,162.37   0.1382489              0.00   0.0000000     4,405,113.80   0.0245210
November 23, 2018....        8,015.31   0.1382299              0.00   0.0000000     3,884,409.91   0.0114611
May 23, 2019.........   21,456,270.93   0.0872503              0.00   0.0000000     3,408,864.84   0.0000000
November 23, 2019....      177,441.98   0.0868287              0.00   0.0000000             0.00   0.0000000
May 23, 2020.........   18,377,543.19   0.0431642              0.00   0.0000000             0.00   0.0000000
November 23, 2020....    3,133,493.70   0.0357191              0.00   0.0000000             0.00   0.0000000
May 23, 2021.........   15,033,436.61   0.0000000              0.00   0.0000000             0.00   0.0000000

                             CLASS C TRUST                CLASS D TRUST
                       --------------------------   -------------------------
                         SCHEDULED      EXPECTED      SCHEDULED     EXPECTED
                         PRINCIPAL        POOL        PRINCIPAL       POOL
DATE                      PAYMENTS       FACTOR       PAYMENTS       FACTOR
----                   --------------   ---------   -------------   ---------
November 23, 2001....  $ 3,840,461.76   0.9790745   $5,119,999.91   0.8000000
May 23, 2002.........   12,240,461.76   0.9123799    2,945,340.16   0.6849477
November 23, 2002....    3,840,461.76   0.8914543            0.00   0.6849477
May 23, 2003.........    7,440,461.76   0.8509135            0.00   0.6849477
November 23, 2003....    4,056,953.01   0.8288084            0.00   0.6849477
May 23, 2004.........   12,684,102.15   0.7596965       45,780.98   0.6831593
November 23, 2004....   15,824,991.48   0.6734709            0.00   0.6831593
May 23, 2005.........    3,840,461.76   0.6525453       94,425.85   0.6794708
November 23, 2005....    3,840,461.76   0.6316198            0.00   0.6794708
May 23, 2006.........   22,317,027.07   0.5100210    2,542,146.55   0.5801682
November 23, 2006....    3,840,461.76   0.4890955            0.00   0.5801682
May 23, 2007.........    3,840,461.76   0.4681700    5,119,999.90   0.3801682
November 23, 2007....    3,840,461.76   0.4472444    4,612,306.76   0.2000000
May 23, 2008.........   12,319,052.40   0.3801216    5,119,999.89   0.0000000
November 23, 2008....    3,840,461.76   0.3591961            0.00   0.0000000
May 23, 2009.........    3,341,214.16   0.3409908            0.00   0.0000000
November 23, 2009....      335,254.55   0.3391641            0.00   0.0000000
May 23, 2010.........            0.00   0.3391641            0.00   0.0000000
November 23, 2010....   34,217,118.44   0.1527253            0.00   0.0000000
May 23, 2011.........            0.00   0.1527253            0.00   0.0000000
November 23, 2011....            0.00   0.1527253            0.00   0.0000000
May 23, 2012.........    3,548,866.39   0.1333886            0.00   0.0000000
November 23, 2012....    2,458,470.64   0.1199931            0.00   0.0000000
May 23, 2013.........    3,840,461.76   0.0990676            0.00   0.0000000
November 23, 2013....    1,889,945.97   0.0887698            0.00   0.0000000
May 23, 2014.........    3,802,545.53   0.0680509            0.00   0.0000000
November 23, 2014....    1,804,301.81   0.0582198            0.00   0.0000000
May 23, 2015.........    3,840,461.76   0.0372943            0.00   0.0000000
November 23, 2015....    3,628,418.93   0.0175241            0.00   0.0000000
May 23, 2016.........    3,216,196.35   0.0000000            0.00   0.0000000
November 23, 2016....            0.00   0.0000000            0.00   0.0000000
May 23, 2017.........            0.00   0.0000000            0.00   0.0000000
November 23, 2017....            0.00   0.0000000            0.00   0.0000000
May 23, 2018.........            0.00   0.0000000            0.00   0.0000000
November 23, 2018....            0.00   0.0000000            0.00   0.0000000
May 23, 2019.........            0.00   0.0000000            0.00   0.0000000
November 23, 2019....            0.00   0.0000000            0.00   0.0000000
May 23, 2020.........            0.00   0.0000000            0.00   0.0000000
November 23, 2020....            0.00   0.0000000            0.00   0.0000000
May 23, 2021.........            0.00   0.0000000            0.00   0.0000000

     The Pool Factor and Pool Balance of each Trust will be recomputed if there has been an early redemption, purchase or default in the payment of principal or interest in respect of one or more of the Equipment Notes held in a Trust, as described in "-- Indenture Events of Default and Certain Rights upon an Indenture Event of Default" and "Description of the Equipment
Notes -- Redemption." Notice of the Pool Factors and Pool Balances of each Trust as so recomputed after giving effect to any Special Payment to Certificateholders resulting from such an early redemption, purchase or default in respect of one more Equipment Notes will be mailed to Certificateholders of Certificates of the related Trust with such Special Payment, as described in "-- Reports to Certificateholders".

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date, the applicable Trustee will include with each distribution of a Scheduled Payment or Special Payment to Certificateholders of the related Trust a statement, giving effect to such distribution to be made on such Distribution Date, setting forth the following information (per $1,000 aggregate principal amount of Certificate as to items (1) and (2) below):

          (1) the amount of such distribution allocable to principal and the amount allocable to Make-Whole Amount, if any;

          (2) the amount of such distribution allocable to interest; and

          (3) the Pool Balance and the Pool Factor for such Trust. (Section
     4.03)

     As long as the Certificates are registered in the name of Cede, as nominee for DTC, on the record date prior to each Distribution Date, the applicable Trustee will request from DTC a securities position listing setting forth the names of all DTC Participants reflected on DTC's books as holding interests in the Certificates on such record date. On each Distribution Date, the applicable Trustee will mail to each such DTC Participant the statement described above and will make available additional copies as requested by such DTC Participant for forwarding to Certificate Owners. (Section 4.03(a))

     In addition, after the end of each calendar year, the applicable Trustee will prepare for each Certificateholder of each Trust at any time during the preceding calendar year a report containing the sum of the amounts determined pursuant to clauses (1) and (2) above with respect to the Trust for such calendar year or, if such person was a Certificateholder during only a portion of such calendar year, for the applicable portion of such calendar year, and such other items as are readily available to such Trustee and which a Certificateholder reasonably requests as necessary for the purpose of such Certificateholder's preparation of its U.S. federal income tax returns. Such report and such other items will be prepared on the basis of information supplied to the applicable Trustee by the DTC Participants and will be delivered by such Trustee to such DTC Participants to be available for forwarding by such DTC Participants to Certificate Owners. (Section 4.03(b))

     At such time, if any, as the Certificates are issued in the form of definitive certificates, the applicable Trustee will prepare and deliver the information described above to each Certificateholder of record of each Trust as the name and period of record ownership of such Certificateholder appears on the records of the registrar of the Certificates.

INDENTURE EVENTS OF DEFAULT AND CERTAIN RIGHTS UPON AN INDENTURE EVENT OF
DEFAULT

     An Indenture Event of Default under an Indenture will, with respect to the Leased Aircraft Indentures, include a Lease Event of Default under the related Lease. Because the Equipment Notes issued under an Indenture are held in more than one Trust, a continuing Indenture Event of Default under such Indenture would affect the Equipment Notes held by each such Trust. For a description of the Indenture Events of Default under each Indenture, see "Description of the Equipment Notes -- Indenture Events of Default, Notice and Waiver." There are no cross-default or cross-acceleration provisions in the Indentures or the Leases. Consequently, events resulting in an Indenture Event of Default under any particular Indenture may or may not result in an Indenture Event of Default under any other Indenture, and events resulting in a Lease Event of Default under any particular Lease may or may not result in a Lease Event of Default under any other Lease. If an Indenture Event of Default occurs in fewer than all of the Indentures related to a Trust, notwithstanding the treatment of Equipment Notes issued under those Indentures under which an Indenture Event of Default has occurred, payments of principal and interest on those Equipment Notes issued pursuant to Indentures with respect to which an Indenture Event of Default has not occurred will continue to be made as originally scheduled and distributed to the holders of the Certificates, subject to the Intercreditor Agreement. See "Description of the Intercreditor Agreement -- Priority of Distributions".

     With respect to each Leased Aircraft, the related Owner Trustee and Owner Participant, under the related Leased Aircraft Indenture, have the right under certain circumstances to cure Indenture Events of Default that result from the occurrence of a Lease Event of Default under the related Lease. If the Owner Trustee or the Owner Participant exercises any such cure right and effects the applicable cure, the Indenture Event of Default will be deemed to have been cured.

     If the same institution acts as Trustee of multiple Trusts, in the absence of instructions from the Certificateholders of any such Trust, such Trustee could be faced with a potential conflict of interest upon an Indenture Event of Default. In such event, each Trustee has indicated that it would resign as Trustee of some or all such Trusts, and a successor trustee would be appointed in accordance with the terms of the applicable Pass Through Trust Agreement. State Street Bank and Trust Company of Connecticut, National Association, will be the initial Trustee under each Trust.

     Upon the occurrence and continuation of an Indenture Event of Default under any Indenture, the Controlling Party will direct the Loan Trustee under such Indenture in the exercise of remedies and may accelerate the Equipment Notes issued under such Indenture and sell all (but not less than all) of such Equipment Notes or the related Aircraft to any person, subject to certain limitations. See "Description of the Intercreditor Agreement -- Intercreditor Rights -- Sale of Equipment Notes or Aircraft." The proceeds of such sale will be distributed pursuant to the provisions of the Intercreditor Agreement. Any proceeds so distributed to any Trustee upon any such sale will be deposited in the applicable Special Payments Account and will be distributed to the Certificateholders of the applicable Trust on a Special Distribution Date. (Sections 4.01 and 4.02) The market for Equipment Notes at the time of the existence of an Indenture Event of Default may be very limited, and there can be no assurance whether they could be sold or as to the price at which they could be sold. If a Loan Trustee sells any such Equipment Notes for less than their outstanding principal amount, certain Certificateholders will receive a smaller amount of principal distributions than anticipated and will not have any claim for the shortfall against American, any Liquidity Provider, any Owner Trustee, any Owner Participant or any Trustee. Neither such Trustee nor the Certificateholders of such Trust, furthermore, could take action with respect to any remaining Equipment Notes held in such Trust as long as no Indenture Events of Default existed with respect thereto.

     Any amount, other than Scheduled Payments received on a Regular Distribution Date or within five days thereafter, distributed to the Trustee of any Trust by the Subordination Agent on account of the Equipment Notes or other Trust Property held in such Trust following an Indenture Event of Default under any Indenture will be deposited in the Special Payments Account for such Trust and will be distributed to the Certificateholders of such Trust on a Special Distribution Date. In addition, if following an Indenture Event of Default under any Leased Aircraft Indenture, the applicable Owner Participant exercises its option to purchase the outstanding Equipment Notes issued under such Leased Aircraft Indenture, the price paid by such Owner Participant for such Equipment Notes and distributed to such Trust by the Subordination Agent will be deposited in the Special Payments Account for such Trust and will be distributed to the Certificateholders of such Trust on a Special Distribution Date. (Sections 4.01 and 4.02)

     Any funds representing payments received with respect to any defaulted Equipment Notes held in a Trust, or the proceeds from the sale of any Equipment Notes, held by the Trustee in the Special Payments Account for such Trust will, to the extent practicable, be invested and reinvested by such Trustee in certain Permitted Investments pending the distribution of such funds on a Special Distribution Date. (Section 4.04) "Permitted Investments" are defined as obligations of the United States or agencies or instrumentalities thereof the payment of which is backed by the full faith and credit of the United States and which mature in not more than 60 days or such lesser time as is required for the distribution of any such funds on a Special Distribution Date. (Section 1.01)

     Each Pass Through Trust Agreement provides that the Trustee of the related Trust will, within 90 days after the occurrence of a default (as defined below) known to it, give to the Certificateholders of such Trust notice, transmitted by mail, of such default, unless such default shall have been cured or waived; provided that, (i) in the case of defaults not relating to the payment of money, the Trustee shall not give such notice until the earlier of the time at which such default becomes an "event of default" and the expiration of 60 days from the occurrence of such default and (ii) except in the case of default in a payment of principal, Make-Whole Amount, if any, or interest on any of the Equipment Notes held in such Trust, the applicable Trustee will be protected in withholding such notice if it in good faith determines that the withholding of such notice is in the interests of such Certificateholders. (Section 7.02) The term "default" with respect to a Trust, for the purpose of the provision described in this paragraph only, means an event that is, or after notice or lapse of time or both would become, an event of default or a Triggering Event with respect to such Trust. The term "event of default" with respect to a Trust means an Indenture Event of Default under any Indenture pursuant to which Equipment Notes held by such Trust were issued.

     Subject to certain qualifications set forth in each Pass Through Trust Agreement and to the Intercreditor Agreement, the Certificateholders of each Trust holding Certificates evidencing fractional undivided interests aggregating not less than a majority in interest in such Trust will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to such Trust or pursuant to the terms of the Intercreditor Agreement, or exercising any trust or power conferred on such Trustee under such Pass Through Trust Agreement or the Intercreditor Agreement, including any right of such Trustee as Controlling Party under the Intercreditor Agreement or as holder of the Equipment Notes (the "Note Holder"). (Section 6.04)

     Subject to the Intercreditor Agreement, the holders of the Certificates of a Trust evidencing fractional undivided interests aggregating not less than a majority in interest of such Trust may on behalf of the holders of all the Certificates of such Trust waive any past "default" or "event of default" under the related Pass Through Trust Agreement and its consequences or, if the Trustee of such Trust is the Controlling Party, may direct the Trustee to instruct the applicable Loan Trustee to waive any past Indenture Event of Default and its consequences; provided, however, the consent of each holder of a Certificate of a Trust is required to waive (i) a default in the deposit of any Scheduled Payment or Special Payment or in the distribution thereof, (ii) a default in payment of the principal, Make-Whole Amount, if any, or interest with respect to any of the Equipment Notes held in such Trust and (iii) a default in respect of any covenant or provision of the related Pass Through Trust Agreement that cannot be modified or amended without the consent of each Certificateholder of such Trust affected thereby. (Section 6.05) Each Indenture will provide that, with certain exceptions, the holders of the majority in aggregate unpaid principal amount of the Equipment Notes issued thereunder may on behalf of all such Note Holders waive any past default or Indenture Event of Default thereunder. Notwithstanding the foregoing provisions of this paragraph, however, pursuant to the Intercreditor Agreement only the Controlling Party will be entitled to waive any such past default or Indenture Event of Default.

PURCHASE RIGHTS OF CERTIFICATEHOLDERS

     After the occurrence and during the continuation of a Triggering Event, with ten days' prior written notice to the Trustee and each Certificateholder of the same Class:

     - if either the Class A-1 or Class A-2 Certificateholders are then represented by the Controlling Party, the Certificateholders of such Class that is not so represented will have the right to purchase all, but not less than all, of the Certificates of such Class that is so represented;

     - the Class B Certificateholders will have the right to purchase all, but not less than all, of the Class A-1 and Class A-2 Certificates;

     - the Class C Certificateholders will have the right to purchase all, but not less than all, of the Class A-1, Class A-2 and Class B Certificates;

     - the Class D Certificateholders will have the right to purchase all, but not less than all, of the Class A-1, Class A-2, Class B and Class C Certificates; and

     - if the Class E Certificates are issued as described under "Possible Issuance of Series E Equipment Notes", the Class E Certificateholders will have the right to purchase all, but not less than all, of the Class A-1, Class A-2, Class B, Class C and Class D Certificates.

     In each case the purchase price for a Class of Certificates will be equal to the Pool Balance of such Class plus accrued and undistributed interest thereon to the date of purchase, without Make-Whole Amount but including any other amounts then due and payable to the Certificateholders of such Class. Such purchase right may be exercised by any Certificateholder of the Class or Classes entitled to such right. In each case, if prior to the end of the ten-day notice period, any other Certificateholder of the same Class notifies the purchasing Certificateholder that the other Certificateholder wants to participate in such purchase, then such other Certificateholder may join with the purchasing Certificateholder to purchase the Certificates pro rata based on the interest in the Trust held by each Certificateholder. (Trust Supplements, Section 4.01)

PTC EVENT OF DEFAULT

     A "PTC Event of Default" with respect to any Class of Certificates means the failure to distribute within ten Business Days after the applicable Distribution Date either:

     - the outstanding Pool Balance of such Class of Certificates on the Final Legal Distribution Date for such Class; or

     - interest scheduled for distribution on such Class of Certificates on any Distribution Date (unless the Subordination Agent has made an Interest Drawing, or a withdrawal from the Cash Collateral Account for such Class of Certificates, in an amount sufficient to pay such interest and has distributed such amount to the Trustee entitled thereto).

     Any failure to make expected principal distributions with respect to any Class of Certificates on any Regular Distribution Date (other than the Final Legal Distribution Date) will not constitute a PTC Event of Default with respect to such Certificates.

     A PTC Event of Default with respect to the most senior outstanding Class of Certificates resulting from an Indenture Event of Default under all Indentures will constitute a Triggering Event. For a discussion of the consequences of the occurrence of a Triggering Event, see "Description of the Intercreditor Agreement -- Priority of Distributions".

MERGER, CONSOLIDATION AND TRANSFER OF ASSETS

     American is prohibited from consolidating with or merging into any other entity or transferring substantially all of its assets as an entirety to any other entity unless:

     - the surviving successor or transferee entity shall, if and to the extent required under Section 1110 of the United States Bankruptcy Code (the "Bankruptcy Code") in order that the Loan Trustee shall continue to be entitled to any benefits of Section 1110 with respect to an Aircraft, hold an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code relating to aviation (the "Transportation Code");

     - the surviving successor or transferee entity expressly assumes all of the obligations of American contained in the operative documents to which American is a party; and

     - American has delivered a certificate and an opinion or opinions of counsel indicating that such transaction, in effect, complies with such conditions.

     In addition, after giving effect to such transaction, no Lease Event of Default or certain other defaults specified in the Lease with respect to a Leased Aircraft or Indenture Event of Default with respect to an Owned Aircraft Indenture shall have occurred and be continuing. (Section 5.02; Leased Aircraft Participation Agreements, Section 16(e); Owned Aircraft Participation Agreements, Section 6.02)

MODIFICATION OF THE PASS THROUGH TRUST AGREEMENTS AND CERTAIN OTHER AGREEMENTS

     Each Pass Through Trust Agreement contains provisions permitting American and the Trustee to enter into a supplement to such Pass Through Trust Agreement or, if applicable, to the Intercreditor Agreement, the Participation Agreements or any Liquidity Facility, without the consent of the holders of any of the Certificates of such Trust to, among other things:

     - evidence the succession of another corporation or entity to American and the assumption by such corporation or entity of American's obligations under such Pass Through Trust Agreement, the Participation Agreements or any Liquidity Facility;

     - add to the covenants of American for the benefit of holders of such Certificates or surrender any right or power conferred upon American in such Pass Through Trust Agreement, the Intercreditor Agreement, the Participation Agreements or any Liquidity Facility;

     - cure any ambiguity or correct any mistake or inconsistency contained in such Pass Through Trust Agreement, the Intercreditor Agreement or any Liquidity Facility;

     - make or modify any other provision with respect to matters or questions arising under such Pass Through Trust Agreement, the Intercreditor Agreement or any Liquidity Facility as American may deem necessary or desirable and that will not materially adversely affect the interests of the holders of such Certificates;

     - comply with any requirement of the Commission, any applicable law, rules or regulations of any exchange or quotation system on which the Certificates are listed or of any regulatory body;

     - modify, eliminate or add to the provisions of such Pass Through Trust Agreement, the Intercreditor Agreement or any Liquidity Facility to the extent necessary to continue the qualification of such Pass Through Trust Agreement (including any supplemental agreement), the Intercreditor Agreement or any Liquidity Facility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and add to such Pass Through Trust Agreement, the Intercreditor Agreement or any Liquidity Facility such other provisions as may be expressly permitted by the Trust Indenture Act;

     - provide for a successor Trustee under such Pass Through Trust Agreement and add to or change any of the provisions of such Pass Through Trust Agreement, the Intercreditor Agreement or any Liquidity Facility as necessary to facilitate the administration of the Trusts under such Pass Through Trust Agreement by more than one Trustee or, as provided in the Intercreditor Agreement, to provide for multiple Liquidity Facilities for such Trust;

     - provide certain information to the Trustee as required in such Pass Through Trust Agreement;

     - add to or change the Basic Agreement and any Trust Supplement to facilitate the issuance of any Certificates in bearer form or to facilitate or provide for the issuance of any Certificates in global form in addition to or in place of Certificates in certificated form;

     - provide for the delivery of Certificates or any supplement to such Pass Through Trust Agreement in or by means of any computerized, electronic or other medium, including computer diskette;

     - correct or supplement the description of any property of any Trust; and

     - modify, eliminate or add to the provisions of such Pass Through Trust Agreement to reflect the substitution of a substitute aircraft for any Aircraft;

provided, however, that no such supplement shall cause any Trust to become an association taxable as a corporation for U.S. federal income tax purposes. (Section 9.01)

     Each Pass Through Trust Agreement also contains provisions permitting American and the Trustee, with the consent of the holders of the Certificates of the related Trust evidencing fractional undivided interests aggregating not less than a majority in interest of such Trust, to enter into supplemental agreements adding any provisions to or changing or eliminating any of the provisions of such Pass Through Trust Agreement, the

Intercreditor Agreement or any Liquidity Facility or modifying the rights of the Certificateholders of such Trust, except that no such supplemental agreement may, without the consent of the holder of each Certificate affected thereby:

     - reduce in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Equipment Notes held in such Trust, or distributions in respect of any Certificate of such Trust, or change the date or place of any payment or change the coin or currency in which such Certificate is payable, or impair the right of any Certificateholder of such Trust to institute suit for the enforcement of any such payment when due;

     - permit the disposition of any Equipment Note held in such Trust, except as provided in such Pass Through Trust Agreement, the Intercreditor Agreement or any Liquidity Facility;

     - alter the priority of distributions specified in the Intercreditor Agreement in a manner materially adverse to such Certificateholders;

     - reduce the percentage of the aggregate fractional undivided interests of the Trust provided for in such Pass Through Trust Agreement, the consent of the holders of which is required for any such supplemental agreement or for any waiver or modification provided for in such Pass Through Trust Agreement; or

     - cause such Trust to become an association taxable as a corporation for U.S. Federal income tax purposes.

     If a Trustee, as holder (or beneficial owner through the Subordination Agent) of any Equipment Note in trust for the benefit of the Certificateholders of the relevant Trust or as Controlling Party under the Intercreditor Agreement, receives (directly or indirectly through the Subordination Agent) a request for a consent to any amendment, modification, waiver or supplement under any Indenture, any Participation Agreement, any Lease, any Equipment Note or any other related document, the Trustee will forthwith send a notice of such proposed amendment, modification, waiver or supplement to each Certificateholder of the relevant Trust registered on the register of such Trust as of the date of such notice. The Trustee will request from the Certificateholders a direction as to:

     - whether or not to take or refrain from taking (or direct the Subordination Agent to take or refrain from taking) any action that a Note Holder or the Controlling Party has the option to take or direct;

     - whether or not to give or execute (or direct the Subordination Agent to give or execute) any waivers, consents, amendments, modifications or supplements as a Note Holder or as Controlling Party; and

     - how to vote (or direct the Subordination Agent to vote) any Equipment
       Note if a vote has been called for with respect thereto.

  (Section 10.01; Intercreditor Agreement, Section 8.01(b))

     Provided such a request for Certificateholder direction has been made, in directing any action or casting any vote or giving any consent as the holder of any Equipment Note (or in directing the Subordination Agent in any of the foregoing):

     - other than as the Controlling Party, the Trustee will vote for or give consent to any such action with respect to such Equipment Note in the same proportion as that of (x) the aggregate face amount of all Certificates actually voted in favor of or for giving consent to such action by such direction of Certificateholders to (y) the aggregate face amount of all outstanding Certificates of the relevant Trust; and

     - as the Controlling Party, the Trustee will vote as directed in such Certificateholder direction by the Certificateholders evidencing fractional undivided interests aggregating not less than a majority in interest in the relevant Trust.

  (Section 10.01)

     For purposes of the preceding paragraph, a Certificate is deemed "actually voted" if the Certificateholder has delivered to the Trustee an instrument evidencing such Certificateholder's consent to such direction prior to one Business Day before the Trustee directs such action or casts such vote or gives such consent. Notwithstanding the foregoing, but subject to certain rights of the Certificateholders under the relevant Pass Through Trust Agreement and subject to the Intercreditor Agreement, the Trustee may, in its own discretion and at its own direction, consent and notify the relevant Loan Trustee of such consent (or direct the Subordination Agent to consent and notify the relevant Loan Trustee of such consent) to any amendment, modification, waiver or supplement under the relevant Indenture, Participation Agreement, Lease, Equipment Note or any other related document, if an Indenture Event of Default under any Indenture has occurred and is continuing, or if such amendment, modification, waiver or supplement will not materially adversely affect the interests of the Certificateholders. (Section 10.01)

POSSIBLE ISSUANCE OF SERIES E EQUIPMENT NOTES

     The Owner Trustee, in the case of the Leased Aircraft, and American, in the case of the Owned Aircraft, may elect to issue Series E Equipment Notes in connection with some or all of the Aircraft, which would be funded from sources other than the original placement of the Old Certificates. The Owner Trustee or American, as the case may be, may elect to fund the sale of the Series E Equipment Notes through the sale of Pass Through Certificates (the "Class E Certificates") issued by a Class E American Airlines 2001-1 Pass Through Trust (the "Class E Trust"). Neither the Owner Trustee nor American will issue any Series E Equipment Notes at any time prior to the consummation of the original placement of the Old Certificates. The ability to issue any Series E Equipment Notes is contingent upon obtaining written confirmation from each Rating Agency that the issuance of such Series E Equipment Notes would not result in a withdrawal or downgrading of the rating of any Class of Certificates. If the Class E Certificates are issued, the trustee under the Class E Trust (the "Class E Trustee") will become a party to the Intercreditor Agreement, and the Class E Certificates would be subordinated in right of distribution to the Class A-1, Class A-2, Class B, Class C and Class D Certificates. See "Description of the Intercreditor Agreement." In addition, after the occurrence and during the continuance of a Triggering Event, the Class E Certificateholders would have certain rights to purchase the Class A-1, Class A-2, Class B, Class C and Class D Certificates. See "-- Purchase Rights of Certificateholders". If Series E Equipment Notes are issued to any person or entity other than the Class E Trust, such Series E Equipment Notes will nevertheless be subject to the provisions of the Intercreditor Agreement that allow the Controlling Party, during the continuance of an Indenture Event of Default, to direct the Loan Trustee in taking action under the applicable Indenture. (Intercreditor Agreement, Section 8.01(c))

TERMINATION OF THE TRUSTS

     The obligations of American and the applicable Trustee with respect to a Trust will terminate upon the distribution to Certificateholders of such Trust of all amounts required to be distributed to them pursuant to the applicable Pass Through Trust Agreement and the disposition of all property held in such Trust. The applicable Trustee will mail to each Certificateholder of record of such Trust notice of the termination of such Trust, the amount of the proposed final payment and the proposed date for the distribution of such final payment for such Trust. The Final Distribution to any Certificateholder of such Trust will be made only upon surrender of such Certificateholder's Certificates at the office or agency of the applicable Trustee specified in such notice of termination. (Section 11.01)

THE TRUSTEES

     The Trustee for each Trust initially is State Street Bank and Trust Company of Connecticut, National Association. The Trustee's address is State Street Bank and Trust Company of Connecticut, National Association, 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103, Attention: Corporate Trust Division.

     With certain exceptions, the Trustee makes no representations as to the validity or sufficiency of the Basic Agreement, the Trust Supplements, the Certificates, the Equipment Notes, the Indentures, the Intercreditor Agreement, the Participation Agreements, the Leases, any Liquidity Facility or other related documents. (Sections 7.04 and 7.15) The Trustee of any Trust will not be liable to the Certificateholders of such Trust for any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in face amount of outstanding Certificates of such Trust. Subject to certain provisions, the Trustee will be under no obligation to exercise any of its rights or powers under any Pass Through Trust Agreement at the request of any holders of Certificates issued thereunder unless there has been offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by such Trustee in exercising such rights or powers. (Section 7.03(e)) Each Pass Through Trust Agreement provides that the applicable Trustee in its individual or any other capacity may acquire and hold Certificates issued thereunder and, subject to certain conditions, may otherwise deal with American with the same rights it would have if it were not the Trustee. (Section 7.05)

BOOK-ENTRY REGISTRATION; DELIVERY AND FORM

     Each Class of New Certificates will be represented by one or more fully registered global certificates. Each global certificate will be deposited with, or on behalf of, The Depository Trust Company ("DTC") and registered in the name of Cede & Co. ("Cede"), the nominee of DTC. No person acquiring an interest in such Certificates ("Certificate Owner") will be entitled to receive a certificate representing such person's interest in such Certificates, except as set forth below under "-- Definitive Certificates". Unless and until Definitive Certificates (as defined below) are issued under the limited circumstances described herein, all references in this Prospectus to actions by Certificateholders will refer to actions taken by DTC upon instructions from DTC Participants (as defined below), and all references to distributions, notices, reports and statements to Certificateholders will refer, as the case may be, to distributions, notices, reports and statements to DTC or Cede, as the registered holder of such Certificates, or to DTC Participants for distribution to Certificate Owners in accordance with DTC procedures.

     DTC has advised American that DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions between DTC Participants through electronic book-entries, thereby eliminating the need for physical transfer of certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Certificates among DTC Participants on whose behalf it acts with respect to the Certificates. Certificate Owners that are not DTC Participants but that desire to purchase, sell or otherwise transfer ownership of, or other interests in, Certificates may do so only through DTC Participants. DTC Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Certificates, however, are required to make book-entry transfers on behalf of their respective customers. In addition, under the Rules, DTC is required to receive and transmit to the DTC Participants distributions of principal of, premium, if any, and interest with respect to the Certificates. Certificate Owners thus will receive all distributions of principal, premium, if any, and interest from the Trustee through DTC Participants or Indirect Participants, as the case may be. Under this book-entry system, Certificate Owners may experience some delay in their receipt of payments because such payments will be forwarded by the Trustee to Cede, as nominee for DTC, and DTC in turn will forward the payments to the appropriate DTC Participants in amounts proportionate to the principal amount of such DTC Participants' respective holdings of beneficial interests in the Certificates, as shown on the records of DTC or its nominee. Distributions by

DTC Participants to Indirect Participants or Certificate Owners, as the case may be, will be the responsibility of such DTC Participants.

     Unless and until Definitive Certificates are issued under the limited circumstances described herein, the only "Certificateholder" under the Basic Agreement will be Cede, as nominee of DTC. Certificate Owners therefore will not be recognized by the Trustee as Certificateholders, as such term is used in the Basic Agreement, and Certificate Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and DTC Participants. DTC has advised American that it will take any action permitted to be taken by Certificateholders under the Basic Agreement only at the direction of one or more DTC Participants to whose accounts with DTC the Certificates are credited. Additionally, DTC has advised American that in the event any action requires approval by Certificateholders of a certain percentage of beneficial interest in each Trust, DTC will take such action only at the direction of and on behalf of DTC Participants whose holdings include undivided interests that satisfy any such percentage. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of DTC Participants whose holdings include such undivided interests. Conveyance of notices and other communications by DTC to DTC Participants and by DTC Participants to Indirect Participants and to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect Participants, the ability of a Certificate Owner to pledge Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

     Neither American nor the Trustee nor any agent of American or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Certificates held by Cede, as nominee for DTC; for maintaining, supervising or reviewing any records relating to such beneficial ownership interests; or for the performance by DTC, any DTC Participant or any Indirect Participant of their respective obligations under the Rules or any other statutory, regulatory, contractual or customary procedures governing their obligations.

     The information contained in this Prospectus concerning DTC and its book-entry system has been obtained from sources American believes to be reliable, but American has not verified such information and takes no responsibility for the accuracy thereof.

  SAME-DAY SETTLEMENT AND PAYMENT

     As long as Certificates are registered in the name of DTC or its nominee, all payments made by American to the Loan Trustee under any Lease or any Owned Aircraft Indenture will be in immediately available funds. Such payments, including the final distribution of principal with respect to the Certificates of any Trust, will be passed through to DTC in immediately available funds.

     Any Certificates registered in the name of DTC or its nominee will trade in DTC's Same-Day Funds Settlement System until maturity, and secondary market trading activity in the Certificates will therefore be required by DTC to settle in immediately available funds. No assurance can be given as the effect, if any, of settlement in same day funds on trading activity in the Certificates.

  DEFINITIVE CERTIFICATES

     Certificates will be issued in certificated form ("Definitive Certificates") to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) American advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and American or the Trustee is unable to locate a qualified successor; (ii) American elects to terminate the book-entry system through DTC; or (iii) after the occurrence of certain events of default or other events specified in the Pass Through Trust Agreement, Certificate Owners with fractional undivided interests aggregating not less than a majority in interest in the related Trust advise the Trustee, American and DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Certificate Owners' best interests.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee will be required to notify all Certificate Owners through DTC of the availability of Definitive Certificates. Upon surrender by DTC of the global certificates representing the Certificates and receipt of instructions for reregistration, the Trustee will reissue the Certificates as Definitive Certificates to Certificate Owners.

     Distributions of principal, Make-Whole Amount (if any) and interest with respect to Certificates will thereafter be made by the Trustee directly in accordance with the procedures set forth in the Pass Through Trust Agreement, to holders in whose names the Definitive Certificates were registered at the close of business on the applicable Record Date. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the Trustee. The final payment on any Certificate, however, will be made only upon presentation and surrender of such Certificate at the office or agency specified in the notice of final distribution to Certificate Owners.

                    DESCRIPTION OF THE LIQUIDITY FACILITIES

     The following summary describes material terms of the Liquidity Facilities and certain provisions of the Intercreditor Agreement, relating to the Liquidity Facilities. This summary does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Liquidity Facilities and the Intercreditor Agreement, which have been filed as exhibits to the Registration Statement. Copies are available as set forth under "Where You Can Find More Information". The provisions of the Liquidity Facilities are substantially identical except as otherwise indicated.

GENERAL


     There is no liquidity facility available with respect to the Class D Certificates. The liquidity provider for each of the Class A-1, Class A-2, Class B and Class C Trusts (the "Liquidity Provider") has entered into a separate revolving credit agreement, each dated as of November 21, 2001 (each, a "Liquidity Facility"), with the Subordination Agent with respect to such Trust. Under each Liquidity Facility, the Liquidity Provider will, if necessary, make one or more advances ("Interest Drawings") to the Subordination Agent in an aggregate amount (the "Required Amount") sufficient to pay interest on the Pool Balance of the related Certificates on up to three consecutive semiannual Regular Distribution Dates at the respective interest rates shown on the cover page of this Prospectus for such Certificates (the "Stated Interest Rates"). If interest payment defaults occur which exceed the amount covered by or available under the Liquidity Facility for any Trust, the Certificateholders of such Trust will bear their allocable share of the deficiencies to the extent that there are no other sources of funds. The Liquidity Provider with respect to each Trust may be replaced by one or more other entities with respect to any of such Trusts under certain circumstances. Therefore, the Liquidity Provider for the Trusts may differ.


DRAWINGS


     The amount available under the Liquidity Facility for each Trust as of the date of this Prospectus is as follows:



                                                                AVAILABLE
TRUST                                                            AMOUNT
-----                                                          -----------
Class A-1...................................................   $38,584,437
Class A-2...................................................    40,105,331
Class B.....................................................    32,361,708
Class C.....................................................    19,888,937


     Except as otherwise provided below, the Liquidity Facility for each of the Class A-1, Class A-2, Class B and Class C Trusts will enable the Subordination Agent to make Interest Drawings thereunder on any Regular Distribution Date in order to make interest distributions then scheduled for the Certificates of such Trust at the Stated Interest Rate for such Trust to the extent that the amount, if any, available to the Subordination Agent on such Regular Distribution Date is not sufficient to pay such interest. The maximum amount available to be drawn under a Liquidity Facility with respect to any Trust on any Regular Distribution Date to fund any shortfall of interest on Certificates of such Trust will not exceed the then Maximum Available Commitment under such Liquidity Facility. The "Maximum Available Commitment" at any time under each Liquidity Facility is an amount equal to the then Required Amount of such Liquidity Facility less the aggregate amount of each Interest Drawing then outstanding under such Liquidity Facility at such time, provided that following a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing under a Liquidity Facility, the Maximum Available Commitment under such Liquidity Facility shall be zero.

     The Liquidity Facility for any Class of Certificates does not provide for drawings thereunder to pay for principal of or Make-Whole Amount on the Certificates of such Class or any interest with respect to the Certificates of such Class in excess of the Stated Interest Rate for such Class or for more than three semiannual installments of interest or to pay principal of or interest or Make-Whole Amount with respect to the Certificates of any other Class. (Liquidity Facilities, Section 2.02; Intercreditor Agreement, Section 3.06)

     Each payment by the Liquidity Provider will reduce by the same amount the Maximum Available Commitment under the related Liquidity Facility, subject to reinstatement as hereinafter described. With respect to any Interest Drawings, upon reimbursement of the Liquidity Provider in full or in part for the amount of such Interest Drawings plus accrued interest thereon, the Maximum Available Commitment under such Liquidity Facility will be reinstated by the amount reimbursed but not to exceed the then Required Amount of such Liquidity Facility; provided, however, such Liquidity Facility will not be so reinstated at any time if (i) a Liquidity Event of Default has occurred and is continuing and (ii) less than 65% of the then aggregate outstanding principal amount of all Equipment Notes are Performing Equipment Notes. With respect to any other drawings under such Liquidity Facility, amounts available to be drawn thereunder are not subject to reinstatement. (Liquidity Facilities, Section 2.02(a); Intercreditor Agreement, Section 3.06(g)) Following each reduction of the Pool Balance for the applicable Trust, the Required Amount of the Liquidity Facility for any Trust will be reduced automatically to an amount sufficient to pay interest on the relevant Pool Balance thereof on the next three successive semiannual Regular Distribution Dates (without regard to expected future distributions of principal of such Certificates) at the Stated Interest Rate for such Trust. (Liquidity Facilities, Section 2.04)

     "Performing Equipment Note" means an Equipment Note issued pursuant to an Indenture with respect to which no payment default has occurred and is continuing (without giving effect to any acceleration); provided that in the event of a bankruptcy proceeding involving American under the Bankruptcy Code,
(i) any payment default existing during the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period as may apply under
Section 1110(b) of the Bankruptcy Code) (the "Section 1110 Period") will not be taken into consideration, unless during the Section 1110 Period the trustee in such proceeding or American refuses to assume or agree to perform its obligations under the Lease related to such Equipment Note (in the case of a Leased Aircraft) or under the Owned Aircraft Indenture related to such Equipment Note (in the case of an Owned Aircraft), (ii) any payment default occurring after the date of the order of relief in such proceedings will not be taken into consideration if such payment default is cured under Section 1110(a)(2)(B) of the Bankruptcy Code before the later of 30 days after the date of such default or the expiration of the Section 1110 Period and (iii) any payment default occurring after the Section 1110 Period will not be taken into consideration if such payment default is cured before the end of the grace period, if any, set forth in the related Lease (in the case of a Leased Aircraft) or Owned Aircraft Indenture (in the case of an Owned Aircraft). (Intercreditor Agreement, Section 1.01)

REPLACEMENT OF LIQUIDITY FACILITIES

     If at any time the short-term unsecured debt rating of the Liquidity Provider for any of the Class A-1, Class A-2, Class B or Class C Trusts issued by either Rating Agency (or if such Liquidity Provider does not have a short-term unsecured debt rating issued by a given Rating Agency, the long-term unsecured debt rating of such Liquidity Provider issued by such Rating Agency) is lower than the Threshold Rating applicable to such Trust, then the Liquidity Facility for such Class may be replaced by a Replacement Facility. If such

Liquidity Facility is not replaced with a Replacement Facility within 10 days after the Liquidity Provider receives notice of the downgrading (or within 45 days after its receipt of such notice solely in the event of a downgrading of such Liquidity Provider's short-term unsecured debt rating by Standard & Poor's from A-1+ to A-1), the Subordination Agent will draw the then Maximum Available Commitment under such Liquidity Facility (the "Downgrade Drawing"). The Subordination Agent will deposit the proceeds of any Downgrade Drawing into a cash collateral account (the "Cash Collateral Account") for such Class of Certificates and will use these proceeds for the same purposes and under the same circumstances and subject to the same conditions as cash payments of Interest Drawings under such Liquidity Facility would be used. (Liquidity Facilities, Section 2.02(c); Intercreditor Agreement, Sections 3.06(c) and 3.06(f))

     A "Replacement Facility" for any Liquidity Facility will mean an irrevocable revolving credit agreement (or agreements) in substantially the form of the replaced Liquidity Facility, including reinstatement provisions, or in such other form (which may include a letter of credit, surety bond, financial insurance policy or guaranty) as will permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Certificates with respect to which such Liquidity Facility was issued (before downgrading of such ratings, if any, as a result of the downgrading of the Liquidity Provider), in a face amount (or in an aggregate face amount) equal to the amount sufficient to pay interest on the Pool Balance of the Certificates of such Trust (at the Stated Interest Rate for such Certificates, and without regard to expected future principal distributions) on the three Regular Distribution Dates following the date of replacement of such Liquidity Facility, or, if such date is a Regular Distribution Date, on such day and the two Regular Distribution Dates following such day, and issued by a person (or persons) having debt ratings issued by both Rating Agencies that are equal to or higher than the Threshold Rating for the relevant Class. (Intercreditor Agreement, Section 1.01) The provider of any Replacement Facility will have the same rights (including, without limitation, priority distribution rights and rights as Controlling Party) under the Intercreditor Agreement as the replaced Liquidity Provider.

     "Threshold Rating" means (i) with respect to the Class A-1 Liquidity Provider, the Class A-2 Liquidity Provider and the Class B Liquidity Provider, a short-term unsecured debt rating of P-1 in the case of Moody's and A-1+ in the case of Standard & Poor's, and with respect to the Class C Liquidity Provider, a short-term unsecured debt rating of P-1 in the case of Moody's and A-1 in the case of Standard & Poor's and (ii) in the case of any person who does not have a short-term unsecured debt rating from either or both such Rating Agencies, then in lieu of such short-term unsecured debt rating from such Rating Agency or Rating Agencies, with respect to the Class A-1 Liquidity Provider, Class A-2 Liquidity Provider and the Class B Liquidity Provider, a long-term unsecured debt rating of Aa3 in the case of Moody's and AA- in the case of Standard & Poor's, and with respect to the Class C Liquidity Provider, a long-term unsecured debt rating of A1 in the case of Moody's and A in the case of Standard & Poor's.

     The Liquidity Facility for each of the Class A-1, Class A-2, Class B and Class C Trusts provides that the Liquidity Provider's obligations thereunder will expire on the earliest of:


     - 364 days after the effective date of the Liquidity Facility;


     - the date on which the Subordination Agent delivers to such Liquidity Provider a certification that Final Distributions on all of the Certificates of such Trust have been paid in full or provision has been made for such payment;

     - the date on which the Subordination Agent delivers to such Liquidity Provider a certification that a Replacement Facility has been substituted for such Liquidity Facility;

     - the fifth Business Day following receipt by the Subordination Agent of a Termination Notice from such Liquidity Provider (see "-- Liquidity Events of Default"); and

     - the date on which no amount is or may (including by reason of reinstatement) become available for drawing under such Liquidity Facility.


     Each Liquidity Facility provides that it may be extended for 364-day periods by mutual agreement of the relevant Liquidity Provider and the Subordination Agent.

     The Intercreditor Agreement provides for the replacement of the Liquidity Facility for any Trust if such Liquidity Facility is scheduled to expire earlier than 15 days after the Final Legal Distribution Date for the Certificates of such Trust and such Liquidity Facility is not extended at least 25 days prior to its then scheduled expiration date. If such Liquidity Facility is not so extended or replaced by the 25th day prior to its then scheduled expiration date, the Subordination Agent shall request a drawing in full up to the then Maximum Available Commitment under such Liquidity Facility (the "Non-Extension Drawing"). The Subordination Agent will hold the proceeds of the Non-Extension Drawing in the Cash Collateral Account for the related Trust as cash collateral to be used for the same purposes and under the same circumstances, and subject to the same conditions, as cash payments of Interest Drawings under such Liquidity Facility would be used. (Liquidity Facilities, Section 2.02(b); Intercreditor Agreement, Sections 3.06(d) and 3.06(f))

     Subject to certain limitations, American may, at its option, arrange for a Replacement Facility at any time to replace the Liquidity Facility for any Trust (including without limitation any Replacement Facility described in the following sentence). In addition, if any Liquidity Provider determines not to extend any Liquidity Facility, then such Liquidity Provider may, at its option, arrange for a Replacement Facility to replace such Liquidity Facility during the period no earlier than 40 days and no later than 25 days prior to the then scheduled expiration date of such Liquidity Facility. If a Replacement Facility is provided at any time after a Downgrade Drawing or a Non-Extension Drawing under any Liquidity Facility, the funds with respect to such Liquidity Facility on deposit in the Cash Collateral Account for such Trust will be returned to the Liquidity Provider being replaced. (Intercreditor Agreement, Section 3.06(e))

     Upon receipt by the Subordination Agent of a Termination Notice with respect to any Liquidity Facility from the relevant Liquidity Provider, the Subordination Agent shall request a final drawing (a "Final Drawing") under such Liquidity Facility in an amount equal to the then Maximum Available Commitment thereunder. The Subordination Agent will hold the proceeds of the Final Drawing in the Cash Collateral Account for the related Trust as cash collateral to be used for the same purposes and under the same circumstances, and subject to the same conditions, as cash payments of Interest Drawings under such Liquidity Facility would be used. (Liquidity Facilities, Section 2.02(d); Intercreditor Agreement, Sections 3.06(f) and 3.06(i))

     Drawings under any Liquidity Facility will be made by delivery by the Subordination Agent of a certificate in the form required by such Liquidity Facility. Upon receipt of such a certificate, the relevant Liquidity Provider is obligated to make payment of the drawing requested thereby in immediately available funds. Upon payment by the relevant Liquidity Provider of the amount specified in any drawing under any Liquidity Facility, such Liquidity Provider will be fully discharged of its obligations under such Liquidity Facility with respect to such drawing and will not thereafter be obligated to make any further payments under such Liquidity Facility in respect of such drawing to the Subordination Agent or any other person.

REIMBURSEMENT OF DRAWINGS

     The Subordination Agent must reimburse amounts drawn under any Liquidity Facility by reason of an Interest Drawing, Final Drawing, Downgrade Drawing or Non-Extension Drawing and interest thereon, but only to the extent that the Subordination Agent has funds available therefor.

  INTEREST DRAWINGS AND FINAL DRAWINGS

     Amounts drawn under any Liquidity Facility by reason of an Interest Drawing or Final Drawing (each, a "Drawing") will be immediately due and payable, together with interest on the amount of such drawing. From the date of such drawing to (but excluding) the third business day following the Liquidity Provider's receipt of the notice of such Interest Drawing, interest will accrue at the Base Rate plus 2.00% per annum. Thereafter, interest will accrue at LIBOR for the applicable interest period plus 2.00% per annum. In the case of a Final Drawing, however, the Subordination Agent may convert the Final Drawing into a drawing bearing interest at the Base Rate plus 2.00% per annum on the last day of an interest period for such Drawing.

     "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for each day of the period for which the Base Rate is to be determined (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the applicable Liquidity Provider from three Federal funds brokers of recognized standing selected by it (and reasonably satisfactory to American) plus one quarter of one percent (0.25%).

     "LIBOR" means, with respect to any interest period, the rate per annum appearing on display page 3750 (British Bankers Association -- LIBOR) of the Dow Jones Markets Service (or any successor or substitute therefor) at approximately 11:00 A.M. (London time) two London business days before the first day of such interest period as the rate for dollar deposits with a maturity comparable to such interest period, or if such rate is not available, a rate per annum determined by certain alternative methods.

  DOWNGRADE DRAWINGS AND NON-EXTENSION DRAWINGS

     The amount drawn under any Liquidity Facility by reason of a Downgrade Drawing or a Non-Extension Drawing and deposited in a Cash Collateral Account will be treated as follows:

     - such amount will be released on any Distribution Date to the Liquidity Provider to pay any obligations to the Liquidity Provider to the extent such amount exceeds the Required Amount;

     - any portion of such amount withdrawn from the Cash Collateral Account for such Certificates to pay interest distributions on such Certificates will be treated in the same way as Interest Drawings; and

     - the balance of such amount will be invested in certain specified eligible investments.


     Any Downgrade Drawing or Non-Extension Drawing under any of the Liquidity Facilities, other than any portion thereof applied to the payment of interest distributions on the Certificates, will bear interest (x) subject to clause (y) below, from the date of such drawing to (but excluding) the third business day following the Liquidity Provider's receipt of the notice of such Downgrade Drawing or Non-Extension Drawing at the Base Rate plus 0.75% and thereafter at LIBOR for the applicable interest period plus 0.75% and (y) from and after the date, if any, on which it is converted into a Final Drawing as described below under "-- Liquidity Events of Default", at a rate equal to LIBOR for the applicable interest period (or, as described in the first paragraph under "-- Interest Drawings and Final Drawings," the Base Rate) plus 2.00% per annum.


LIQUIDITY EVENTS OF DEFAULT

     Events of default under each Liquidity Facility (each, a "Liquidity Event of Default") will consist of:

     - the acceleration of all the Equipment Notes; or

     - certain bankruptcy or similar events involving American. (Liquidity Facilities, Section 1.01)

     If (i) any Liquidity Event of Default under any Liquidity Facility has occurred and is continuing and (ii) less than 65% of the aggregate outstanding principal amount of all Equipment Notes are Performing Equipment Notes, the applicable Liquidity Provider may, in its discretion, give a notice of termination of such Liquidity Facility (a "Termination Notice"). The Termination Notice will have the following consequences:

     - the related Liquidity Facility will expire on the fifth Business Day after the date on which such Termination Notice is received by the Subordination Agent;

     - the Subordination Agent will request promptly, and the Liquidity Provider will honor, a Final Drawing thereunder in an amount equal to the then Maximum Available Commitment thereunder;

     - any Drawing remaining unreimbursed as of the date of termination will be converted automatically into a Final Drawing under such Liquidity Facility; and

     - all amounts owing to the Liquidity Provider will become immediately due and payable.

     Notwithstanding the foregoing, the Subordination Agent will be obligated to pay amounts owing to the applicable Liquidity Provider only to the extent of funds available therefor after giving effect to the payments in accordance with the provisions set forth under "Description of the Intercreditor
Agreement -- Priority of Distributions." (Liquidity Facilities, Section 6.01)

     Upon the circumstances described under "Description of the Intercreditor Agreement -- Intercreditor Rights," a Liquidity Provider may become the Controlling Party with respect to the exercise of remedies under the Indentures. (Intercreditor Agreement, Section 2.06(c))

LIQUIDITY PROVIDER


     The Liquidity Provider for each of the Class A-1, Class A-2, Class B and Class C Trusts is Westdeutsche Landesbank Girozentrale ("West LB"), New York Branch (the "Branch"). West LB is a German universal bank. West LB has short-term unsecured debt ratings of P-1 from Moody's and A-1+ from Standard & Poor's. A copy of West LB's 2000 Annual Report may be obtained from the Branch by delivery of a written request to the attention of the Branch Management.


                   DESCRIPTION OF THE INTERCREDITOR AGREEMENT

     The following summary describes material provisions of the Intercreditor Agreement (the "Intercreditor Agreement") among the Trustees, the Liquidity Provider and State Street Bank and Trust Company of Connecticut, National Association, as subordination agent (the "Subordination Agent"). This summary does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Intercreditor Agreement, which was filed as an exhibit to the Registration Statement. Copies are available as set forth under "Where You Can Find more Information".

INTERCREDITOR RIGHTS

  GENERAL

     The Equipment Notes relating to each Trust were issued to and registered in the name of the Subordination Agent as agent and trustee for the Trustee of such Trust.

  CONTROLLING PARTY

     With respect to any Indenture at any given time, the Loan Trustee under such Indenture will be directed in taking, or refraining from taking, any action thereunder or with respect to the Equipment Notes issued under such Indenture by the holders of at least a majority of the outstanding principal amount of the Equipment Notes issued under such Indenture, so long as no Indenture Event of Default shall have occurred and be continuing thereunder. For so long as the Subordination Agent is the registered holder of the Equipment Notes, the Subordination Agent will act with respect to the preceding sentence in accordance with the directions of the Trustees of the Trusts in the Trust Property of which are Equipment Notes constituting, in the aggregate, the required principal amount of Equipment Notes. (Intercreditor Agreement, Section 2.06)

     At any time after an Indenture Event of Default has occurred and is continuing under an Indenture, the Loan Trustee under such Indenture will be directed in taking, or refraining from taking, any action thereunder or with respect to the Equipment Notes issued under such Indenture, including acceleration of such Equipment Notes or foreclosing the lien on the related Aircraft, by the Controlling Party, subject to the limitations described below. (Intercreditor Agreement, Section 2.06) See "Description of the Certificates -- Indenture Events of Default and Certain Rights upon an Indenture Event of Default" for a description of the rights of the Certificateholders of each Trust to direct the respective Trustees.

     The "Controlling Party" will be:

     - initially, the Class A-1 Trustee or Class A-2 Trustee, whichever represents the Class with the larger Pool Balance of Certificates outstanding at the time that the Indenture Event of Default occurs;

     - upon payment of Final Distributions to the holders of such larger Class of Certificates, the other of the Class A-1 Trustee or Class A-2 Trustee;

     - upon payment of Final Distributions to the holders of Class A-1 and Class A-2 Certificates, the Class B Trustee;

     - upon payment of Final Distributions to the holders of Class B Certificates, the Class C Trustee;

     - upon payment of Final Distributions to the holders of Class C Certificates, the Class D Trustee; and

     - under certain circumstances, and notwithstanding the foregoing, the Liquidity Provider with the greatest amount owed to it, as discussed in the next paragraph.

     At any time after 18 months from the earliest to occur of (x) the date on which the entire available amount under any Liquidity Facility has been drawn (for any reason other than a Downgrade Drawing or a Non-Extension Drawing) and remains unreimbursed, (y) the date on which the entire amount of any Downgrade Drawing or Non-Extension Drawing has been withdrawn from the relevant Cash Collateral Account to pay interest on the relevant Class of Certificates and remains unreimbursed and (z) the date on which all Equipment Notes have been accelerated, the Liquidity Provider with the greatest amount of Liquidity Obligations will have the right to become the Controlling Party with respect to any Indenture. (Intercreditor Agreement, Section 2.06) The Liquidity Provider may have interests that differ from the interests of the holders of the Certificates, particularly if the Liquidity Provider continues to be affiliated with the Owner Participant for any Aircraft.

     For purposes of giving effect to the rights of the Controlling Party, the Trustees (other than the Controlling Party) have irrevocably agreed, and the Certificateholders (other than the Certificateholders represented by the Controlling Party) have agreed or will be deemed to agree by virtue of their purchase of Certificates, that the Subordination Agent, as record Note Holder, will exercise its voting rights in respect of the Equipment Notes as directed by the Controlling Party. (Intercreditor Agreement, Sections 2.06 and 8.01(b)) For a description of certain limitations on the Controlling Party's rights to exercise remedies, see "-- Sale of Equipment Notes or Aircraft" and "Description of the Equipment Notes -- Remedies".

     "Final Distributions" means, with respect to the Certificates of any Trust on any Distribution Date, the sum of (x) the aggregate amount of all accrued and unpaid interest in respect of such Certificates and (y) the Pool Balance of such Certificates as of the immediately preceding Distribution Date. For purposes of calculating Final Distributions with respect to the Certificates of any Trust, any Make-Whole Amount paid on the Equipment Notes held in such Trust that has not been distributed to the Certificateholders of such Trust (other than such Make-Whole Amount or a portion thereof applied to the distributions of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of such Final Distributions. (Intercreditor Agreement, Section 1.01)

  SALE OF EQUIPMENT NOTES OR AIRCRAFT

     Following the occurrence and during the continuation of any Indenture Event of Default under any Indenture, the Controlling Party may direct the Subordination Agent to accelerate the Equipment Notes issued under such Indenture and, subject to the provisions of the immediately following sentence, sell all (but not less than all) of such Equipment Notes or the related Aircraft to any person. So long as any Certificates are outstanding, during the nine months after the earlier of (x) the acceleration of the Equipment Notes issued under any Indenture and (y) the bankruptcy or insolvency of American, no Aircraft subject to the lien of such Indenture or such Equipment Notes may be sold, without the consent of each Trustee, if the net proceeds from such sale would be less than the Minimum Sale Price for such Aircraft or such Equipment Notes. In addition, with respect to any Leased Aircraft, the amount and payment dates of rentals payable by American under the related Lease may not, without the consent of each Trustee, be adjusted during this nine-month period if, as a result of such adjustment, the discounted present value of all such rentals would be less than 75% of the discounted present value of the rentals payable by American under such Lease before giving effect to such adjustment. The discounted present value of all rentals shall be determined using the weighted average interest rate of the Equipment Notes outstanding under the related Leased Aircraft Indenture as the discount rate.

     "Minimum Sale Price" means, with respect to any Aircraft or the Equipment Notes issued in respect of such Aircraft, at any time, the lesser of (i) 75% of the Appraised Current Market Value of such Aircraft and (ii) the aggregate outstanding principal amount of such Equipment Notes, plus accrued and unpaid interest thereon.

PRIORITY OF DISTRIBUTIONS

     The subordination terms applicable to the Certificates vary depending upon whether a Triggering Event has occurred. "Triggering Event" means (i) the occurrence of an Indenture Event of Default under all Indentures resulting in a PTC Event of Default with respect to the most senior Class of Certificates then outstanding, (ii) the acceleration of all of the outstanding Equipment Notes or
(iii) certain bankruptcy or insolvency events involving American.

  BEFORE A TRIGGERING EVENT

     So long as no Triggering Event has occurred (whether or not continuing), all payments made in respect of the Equipment Notes and certain other payments received on any Distribution Date will be distributed promptly by the Subordination Agent on such Distribution Date in the following order of priority:

     - to the Liquidity Provider to the extent required to pay accrued and unpaid Liquidity Expenses;

     - to the Liquidity Provider to the extent required to pay accrued and unpaid interest on the Liquidity Obligations;

     - to the Liquidity Provider to the extent required to pay or reimburse the Liquidity Provider for certain Liquidity Obligations (other than amounts payable pursuant to the two preceding clauses) and/or, if applicable, to replenish each Cash Collateral Account up to the Required Amount;

     - to the Class A-1 Trustee and the Class A-2 Trustee to the extent required to pay Expected Distributions on the Class A-1 Certificates and the Class A-2 Certificates, except that if available funds are insufficient to pay Expected Distributions to each such Class in full, available funds will be distributed to each of the Class A-1 Trustee and the Class A-2 Trustee in the same proportion as such Trustee's proportionate share of the aggregate amount of such Expected Distributions;

     - to the Class B Trustee to the extent required to pay Expected Distributions on the Class B Certificates;

     - to the Class C Trustee to the extent required to pay Expected Distributions on the Class C Certificates;

     - to the Class D Trustee to the extent required to pay Expected Distributions on the Class D Certificates;

     - if the Class E Certificates have been issued, to the Class E Trustee to the extent required to pay Expected Distributions on the Class E Certificates; and

     - to the Subordination Agent and each Trustee for the payment of certain fees and expenses.

     "Liquidity Expenses" means the Liquidity Obligations other than (i) the principal amount of any drawing under the Liquidity Facilities and (ii) any interest accrued on any Liquidity Obligations.

     "Liquidity Obligations" means all principal, interest, fees and other amounts owing to the Liquidity Provider under each Liquidity Facility or certain other agreements.

     "Expected Distributions" means, with respect to the Certificates of any Trust on any Distribution Date (the "Current Distribution Date"), the sum of (1) accrued and unpaid interest in respect of such Certificates and (2) the difference between:

          (A) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust); and

          (B) the Pool Balance of such Certificates as of the Current Distribution Date calculated on the basis that (i) the principal of the Equipment Notes held in such Trust has been paid when due (whether at stated maturity, upon redemption, prepayment, purchase, acceleration or otherwise) and such payments have been distributed to the holders of such Certificates and (ii) the principal of any Equipment Notes formerly held in such Trust that have been sold pursuant to the Intercreditor Agreement has been paid in full and such payments have been distributed to the holders of such Certificates. (Intercreditor Agreement, Section 1.01)

     For purposes of calculating Expected Distributions with respect to the Certificates of any Trust, any Make-Whole Amount paid on the Equipment Notes held in such Trust that has not been distributed to the Certificateholders of such Trust (other than such Make-Whole Amount or a portion thereof applied to distributions of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) will be added to the amount of Expected Distributions.

     For purposes of determining the priority of distributions on account of the redemption, purchase or prepayment of Equipment Notes issued pursuant to an Indenture, clause (1) of the definition of Expected Distributions set forth above shall be deemed to read as follows: "(1) accrued, due and unpaid interest on such Certificates together with (without duplication) accrued and unpaid interest on a portion of such Certificates equal to the outstanding principal amount of the Equipment Notes being redeemed, purchased or prepaid (immediately prior to such redemption, purchase or prepayment)".

  AFTER A TRIGGERING EVENT

     Subject to the terms of the Intercreditor Agreement, upon the occurrence of a Triggering Event and at all times thereafter, all funds received by the Subordination Agent in respect of the Equipment Notes and certain other payments received by the Subordination Agent will be distributed promptly by the Subordination Agent in the following order of priority:

     - to the Subordination Agent and any Trustee, to the extent required to pay certain out-of-pocket costs and expenses actually incurred by the Subordination Agent or such Trustee in protection of, or realization of the value of, the Equipment Notes, any Indenture Estate under (and as defined in) any Leased Aircraft Indenture or any Collateral under (and as defined in) any Owned Aircraft Indenture, or to any Certificateholder or the Liquidity Provider for payments made to the Subordination Agent or any Trustee in respect of such amounts;

     - to the Liquidity Provider to the extent required to pay accrued and unpaid Liquidity Expenses;

     - to the Liquidity Provider to the extent required to pay accrued and unpaid interest on the Liquidity Obligations;

     - (i) to the Liquidity Provider to the extent required to pay all Liquidity Obligations and/or, (ii) if applicable with respect to any particular Liquidity Facility (unless (x) less than 65% of the aggregate outstanding principal amount of all Equipment Notes are Performing Equipment Notes and a Liquidity Event of Default has occurred and is continuing under such Liquidity Facility or (y) a Final Drawing has occurred under such Liquidity Facility), to replenish the Cash Collateral Account with respect to such Liquidity Facility up to the Required Amount for the related Class of Certificates (less the amount of any repayments of Interest Drawings under such Liquidity Facility while sub-clause (x) of this clause is applicable);

     - to the Subordination Agent and any Trustee to the extent required to pay certain fees, taxes, charges and other amounts payable or to any Certificateholder for payments made to the Subordination Agent or any Trustee in respect of such amounts;

     - to the Class A-1 Trustee and the Class A-2 Trustee to the extent required to pay Adjusted Expected Distributions on the Class A-1 Certificates and the Class A-2 Certificates, except that if available funds are insufficient to pay Adjusted Expected Distributions to each such Class in full, available funds will be distributed to each of the Class A-1 Trustee and the Class A-2 Trustee in the same proportion as such Trustee's proportionate share of the aggregate amount of such Adjusted Expected Distributions;

     - to the Class B Trustee to the extent required to pay Adjusted Expected Distributions on the Class B Certificates;

     - to the Class C Trustee to the extent required to pay Adjusted Expected Distributions on the Class C Certificates;

     - to the Class D Trustee to the extent required to pay Adjusted Expected Distributions on the Class D Certificates;

     - if the Class E Certificates have been issued, to the Class E Trustee to the extent required to pay Adjusted Expected Distributions on the Class E Certificates;

     - to the Class A-1 Trustee and the Class A-2 Trustee to the extent required to pay Final Distributions on the Class A-1 Certificates and the Class A-2 Certificates in full, except that if available funds are insufficient so to pay each such Class in full, available funds will be distributed to each of the Class A-1 Trustee and the Class A-2 Trustee in the same proportion as such Trustee's proportionate share of such amount;

     - to the Class B Trustee to the extent required to pay Final Distributions on the Class B Certificates in full;

     - to the Class C Trustee to the extent required to pay Final Distributions on the Class C Certificates in full;

     - to the Class D Trustee to the extent required to pay Final Distributions on the Class D Certificates in full; and

     - if the Class E Certificates have been issued, to the Class E Trustee to the extent required to pay Final Distributions on the Class E Certificates in full.

     "Adjusted Expected Distributions" means, with respect to the Certificates of any Trust on any Current Distribution Date, the sum of (1) accrued and unpaid interest in respect of such Certificates and (2) the greater of:

          (A) the difference between (x) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust) and (y) the Pool Balance of such Certificates as of the Current Distribution Date calculated on the basis that (i) the principal of the Equipment Notes other than Performing Equipment Notes (the "Non-Performing Equipment Notes") held in such Trust has been paid in full and such payments have been distributed to the holders of such Certificates, (ii) the principal of the Performing Equipment Notes held in such Trust has been paid when due (but without giving effect to any acceleration of Performing Equipment Notes) and such payments have been distributed to the holders of such Certificates and
     (iii) the principal of any Equipment Notes formerly held in such Trust that have been sold pursuant to the Intercreditor Agreement has been paid in full and such payments have been distributed to the holders of such Certificates; and

          (B) the amount of the excess, if any, of (i) the Pool Balance of such Class of Certificates as of the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust), over
     (ii) the Aggregate LTV Collateral Amount for such Class of Certificates for the Current Distribution Date;

provided that, until the date of the initial LTV Appraisals for all of the Aircraft, clause (B) shall not apply.

     For purposes of calculating Adjusted Expected Distributions with respect to the Certificates of any Trust, any Make-Whole Amount paid on the Equipment Notes held in such Trust that has not been distributed to the Certificateholders of such Trust (other than such Make-Whole Amount or a portion thereof applied to distributions of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) will be added to the amount of Adjusted Expected Distributions.

     "Aggregate LTV Collateral Amount" for any Class of Certificates for any Distribution Date means an amount, not less than zero, equal to the product of
(i) the sum of the applicable LTV Collateral Amounts for such Class of Certificates for all Aircraft, minus the Pool Balance for each Class of Certificates, if any, senior to such Class, after giving effect to any distribution of principal on such Distribution Date with respect to such senior Class or Classes multiplied by (ii) (a) in the case of Class A-1 Certificates or Class A-2 Certificates, a fraction the numerator of which equals the Pool Balance for the Class A-1 Certificates or Class A-2 Certificates, as the case may be, and the denominator of which equals the aggregate Pool Balances for the Class A-1 Certificates and the Class A-2 Certificates, in each case prior to giving effect to any distribution of principal on such Distribution Date with respect to either such Class of Certificates, and (b) in the case of the Class B, Class C and Class D Certificates, 1.0.

     "LTV Collateral Amount" of any Aircraft for any Class of Certificates means, as of any Distribution Date, the lesser of (i) the LTV Ratio for such Class of Certificates multiplied by the Appraised Current Market Value of such Aircraft (or with respect to any such Aircraft that has suffered an Event of Loss under and as defined in the relevant Lease, in the case of a Leased Aircraft, or the relevant Indenture, in the case of an Owned Aircraft, the amount of the insurance proceeds paid to the related Loan Trustee in respect thereof to the extent then held by such Loan Trustee (and/or on deposit in the Special Payments Account) or payable to such Loan Trustee in respect thereof or with respect to any such Aircraft that has been released from the related Indenture pursuant to the defeasance provisions thereof, the amount of money and U.S. Government Obligations deposited with the Loan Trustee pursuant thereto as of such Distribution Date) and (ii) the outstanding principal amount of the Equipment Notes secured by such Aircraft after giving effect to any principal payments of such Equipment Notes on or before such Distribution Date.

     "LTV Ratio" means for the Class A-1 Certificates and the Class A-2 Certificates 41.0%, for the Class B Certificates 56.0%, for the Class C Certificates 66.0% and for the Class D Certificates 68.0%, prior to May 23, 2011, and thereafter for the Class A-1 and Class A-2 Certificates 29.0%, for the Class B Certificates 46.0% and for the Class C Certificates 62.0%.

     "Appraised Current Market Value" of any Aircraft means the lower of the average and the median of the three most recent LTV Appraisals of such Aircraft.

     After a Triggering Event occurs and any Equipment Note becomes a Non-Performing Equipment Note, the Subordination Agent will obtain LTV Appraisals of all of the Aircraft as soon as practicable and additional LTV Appraisals on or prior to each anniversary of the date of such initial LTV Appraisals; provided that if the Controlling Party reasonably objects to the appraised value of the Aircraft shown in such LTV Appraisals, the Controlling Party shall have the right to obtain or cause to be obtained substitute LTV Appraisals (including LTV Appraisals based upon physical inspection of such Aircraft).

     "LTV Appraisal" means a current fair market value appraisal (which may be a "desk-top" appraisal) performed by any Appraiser or any other nationally recognized appraiser on the basis of an arm's-length transaction between an informed and willing purchaser under no compulsion to buy and an informed and willing seller under no compulsion to sell and both having knowledge of all relevant facts.

     Interest Drawings under the Liquidity Facility and withdrawals from the Cash Collateral Account, in each case in respect of interest distributable on the Certificates of any Trust, will be distributed to the Trustee for such Trust, notwithstanding the priority of distributions set forth in the Intercreditor Agreement and otherwise described herein.

ADDITION OF TRUSTEE FOR CLASS E CERTIFICATES

     If the Class E Certificates are issued, the Class E Trustee will become a party to the Intercreditor Agreement and the Intercreditor Agreement will be appropriately amended. (Intercreditor Agreement, Section 8.01(c)).

THE SUBORDINATION AGENT

     State Street Bank and Trust Company of Connecticut, National Association, initially is the Subordination Agent under the Intercreditor Agreement. American and its affiliates may from time to time enter into banking and trustee relationships with the Subordination Agent and its affiliates. The Subordination Agent's address is State Street Bank and Trust Company of Connecticut, National Association, 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103,
Attention: Corporate Trust Division.

     The Subordination Agent may resign at any time, in which event a successor Subordination Agent will be appointed in consultation with American as provided in the Intercreditor Agreement. American or the Controlling Party may at any time remove the Subordination Agent as provided in the Intercreditor Agreement. In such circumstances, a successor Subordination Agent will be appointed in consultation with American as provided in the Intercreditor Agreement. Any resignation or removal of the Subordination Agent and appointment of a successor Subordination Agent does not become effective until acceptance of the appointment by the successor Subordination Agent. (Intercreditor Agreement, Section 7.01)

                 DESCRIPTION OF THE AIRCRAFT AND THE APPRAISALS

THE AIRCRAFT

     The Aircraft consist of 32 McDonnell Douglas MD-83 aircraft (the "Leased Aircraft"), ten Boeing 737-823 aircraft and four Boeing 777-223ER aircraft (such Boeing 737-823 and 777-223ER aircraft, the "Owned Aircraft", and together with the Leased Aircraft, the "Aircraft"). The Leased Aircraft were delivered by the manufacturer between 1997 and 1999 and leased to Trans World Airlines, Inc. pursuant to leases that were amended and restated and assigned by Trans World Airlines, Inc. to, and assumed by, American on April 9, 2001. American is initially subleasing the Leased Aircraft to TWA Airlines LLC, a wholly-owned subsidiary of American. The Owned Aircraft were delivered to American by the manufacturer in 2000 and 2001. The Aircraft have been designed to be in compliance with Stage 3 noise level standards, which are the most restrictive regulatory standards currently in effect in the United States for aircraft noise abatement.

     The McDonnell Douglas MD-83 is a narrowbody commercial jet aircraft. Seating capacity in the existing two-class configuration is 142 for the MD-83. American expects to reconfigure these aircraft in mid 2001 to a 129 seat configuration. The MD-83 is powered by two Pratt & Whitney JT8D-219 model commercial jet engines manufactured by the Pratt & Whitney division of United Technologies Corporation.

     The Boeing 737-823 is a narrowbody commercial jet aircraft. Seating capacity in American's two-class configuration is 134 for the 737-823. The 737-823 is powered by two CFM56-7B26 model commercial jet engines manufactured by CFM International, Inc.

     The Boeing 777-223ER is a widebody commercial jet aircraft. Seating capacity in the current configuration of these 777-223ER aircraft is 254. American expects to reconfigure these aircraft in late 2001 to a 245 seat configuration. The 777-223ER is powered by two RB211-TRENT-892-17 model commercial jet engines manufactured by Rolls Royce Ltd.

THE APPRAISALS

     The table below sets forth the appraised base values of the Aircraft, as of the issuance date of the Old Certificates, as determined by Aircraft Information Systems, Inc. ("AISI"), Aviation Solutions, Inc. ("AvSolutions") and Morten Beyer & Agnew, Inc. ("MBA", and together with AISI and AvSolutions, the "Appraisers"), independent aircraft appraisal and consulting firms, and certain additional information regarding the Aircraft.

                                        U.S.                                 APPRAISERS' VALUATIONS             APPRAISED
                                    REGISTRATION                     ---------------------------------------       BASE
AIRCRAFT TYPE                          NUMBER      MONTH DELIVERED      AISI       AVSOLUTIONS       MBA         VALUE(1)
-------------                       ------------   ---------------   -----------   -----------   -----------   ------------
McDonnell Douglas MD-83..........   N9630A            May 1997        28,290,000    28,210,000    28,370,000     28,290,000
McDonnell Douglas MD-83..........   N9615W           July 1997        28,310,000    28,450,000    28,590,000     28,450,000
McDonnell Douglas MD-83..........   N9616G          August 1997       28,320,000    28,560,000    28,700,000     28,526,667
McDonnell Douglas MD-83..........   N9617R         September 1997     28,330,000    28,680,000    28,810,000     28,606,667
McDonnell Douglas MD-83..........   N9618A          October 1997      28,340,000    28,800,000    28,920,000     28,686,667
McDonnell Douglas MD-83..........   N9619V         December 1997      28,350,000    29,040,000    29,140,000     28,843,333
McDonnell Douglas MD-83..........   N9620D         November 1997      28,350,000    28,920,000    29,030,000     28,766,667
McDonnell Douglas MD-83..........   N9622A          August 1998       30,090,000    30,030,000    30,060,000     30,060,000
McDonnell Douglas MD-83..........   N9624T         September 1998     30,100,000    30,150,000    30,180,000     30,143,333
McDonnell Douglas MD-83..........   N9625W          October 1998      30,110,000    30,280,000    30,290,000     30,226,667
McDonnell Douglas MD-83..........   N9626F         November 1998      30,120,000    30,400,000    30,410,000     30,310,000
McDonnell Douglas MD-83..........   N9628W          January 1999      31,470,000    30,660,000    30,640,000     30,660,000
McDonnell Douglas MD-83..........   N9629H         February 1999      31,480,000    30,780,000    30,760,000     30,780,000
McDonnell Douglas MD-83..........   N961TW            May 1999        31,510,000    31,480,000    31,120,000     31,370,000
McDonnell Douglas MD-83..........   N962TW            May 1999        31,510,000    31,480,000    31,120,000     31,370,000
McDonnell Douglas MD-83..........   N963TW            May 1999        31,510,000    31,480,000    31,120,000     31,370,000

                                        U.S.                                 APPRAISERS' VALUATIONS             APPRAISED
                                    REGISTRATION                     ---------------------------------------       BASE
AIRCRAFT TYPE                          NUMBER      MONTH DELIVERED      AISI       AVSOLUTIONS       MBA         VALUE(1)
-------------                       ------------   ---------------   -----------   -----------   -----------   ------------
McDonnell Douglas MD-83..........   N964TW           June 1999        31,520,000    31,610,000    31,240,000     31,456,667
McDonnell Douglas MD-83..........   N965TW           June 1999        31,520,000    31,610,000    31,240,000     31,456,667
McDonnell Douglas MD-83..........   N966TW           June 1999        31,520,000    31,610,000    31,240,000     31,456,667
McDonnell Douglas MD-83..........   N967TW           July 1999        31,530,000    31,740,000    31,360,000     31,530,000
McDonnell Douglas MD-83..........   N968TW           July 1999        31,530,000    31,740,000    31,360,000     31,530,000
McDonnell Douglas MD-83..........   N969TW           July 1999        31,530,000    31,740,000    31,360,000     31,530,000
McDonnell Douglas MD-83..........   N970TW          August 1999       31,540,000    31,880,000    31,480,000     31,540,000
McDonnell Douglas MD-83..........   N971TW          August 1999       31,540,000    31,880,000    31,480,000     31,540,000
McDonnell Douglas MD-83..........   N972TW          August 1999       31,540,000    31,880,000    31,480,000     31,540,000
McDonnell Douglas MD-83..........   N9677W          October 1999      31,560,000    32,140,000    31,720,000     31,720,000
McDonnell Douglas MD-83..........   N979TW         November 1999      31,570,000    32,280,000    31,840,000     31,840,000
McDonnell Douglas MD-83..........   N980TW         November 1999      31,570,000    32,280,000    31,840,000     31,840,000
McDonnell Douglas MD-83..........   N9681B         November 1999      31,570,000    32,280,000    31,840,000     31,840,000
McDonnell Douglas MD-83..........   N982TW         December 1999      31,580,000    32,410,000    31,960,000     31,960,000
McDonnell Douglas MD-83..........   N983TW         December 1999      31,580,000    32,410,000    31,960,000     31,960,000
McDonnell Douglas MD-83..........   N984TW         December 1999      31,580,000    32,410,000    31,960,000     31,960,000
Boeing 737-823...................   N937AN           June 2000        45,860,000    45,540,000    46,740,000     45,860,000
Boeing 737-823...................   N944AN         September 2000     45,960,000    46,280,000    47,500,000     46,280,000
Boeing 737-823...................   N945AN         September 2000     45,970,000    46,280,000    47,500,000     46,280,000
Boeing 737-823...................   N946AN         September 2000     45,970,000    46,280,000    47,500,000     46,280,000
Boeing 737-823...................   N952AA         December 2000      46,080,000    47,040,000    48,250,000     47,040,000
Boeing 737-823...................   N953AN          January 2001      48,310,000    47,300,000    48,530,000     48,046,667
Boeing 737-823...................   N954AN          January 2001      48,310,000    47,300,000    48,530,000     48,046,667
Boeing 737-823...................   N955AN         February 2001      48,330,000    47,550,000    48,630,000     48,170,000
Boeing 737-823...................   N956AN         February 2001      48,340,000    47,550,000    48,630,000     48,173,333
Boeing 737-823...................   N957AN           March 2001       48,370,000    47,810,000    48,730,000     48,303,333
Boeing 777-223ER.................   N788AN            May 2000       129,050,000   132,250,000   133,660,000    131,653,333
Boeing 777-233ER.................   N789AN           June 2000       129,060,000   132,250,000   134,350,000    131,886,667
Boeing 777-223ER.................   N790AN           June 2000       129,100,000   132,250,000   134,350,000    131,900,000
Boeing 777-223ER.................   N791AN           June 2000       129,120,000   132,250,000   134,350,000    131,906,667

---------------

(1) The appraised base value of each Aircraft is the lesser of the average and median base values of such Aircraft as set forth by the three Appraisers.

     According to the International Society of Transport Aircraft Trading, "appraised base value" is defined as each Appraiser's opinion of the underlying economic value of an Aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its "highest and best use." An Aircraft's appraised base value is founded in the historical trend of values and in the projection of value trends and presumes an arm's length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing.

     Each Appraiser was asked to provide its opinion as to the appraised base value of each Aircraft. All three Appraisers performed "desk-top" appraisals without any physical inspection of the Aircraft. The Appraisals are based on various assumptions and methodologies which vary among the Appraisals and may not reflect current market conditions. Appraisals that are based on different assumptions and methodologies may result in valuations that are materially different from those contained in the Appraisals. The Appraisers have delivered letters setting forth their respective Appraisals, copies of which are annexed to this Prospectus as Appendix II. For a discussion of the assumptions and methodologies used in each of the Appraisals, you should read such letters.

     An appraisal is only an estimate of value. It does not necessarily indicate the price at which an aircraft may be purchased from the manufacturer or any other seller. Nor should it be relied upon as a measure of realizable value. The proceeds realized upon a sale of any Aircraft may be less than its appraised value. In addition, the value of the Aircraft in the event of the exercise of remedies under the applicable Indenture will depend on market and economic conditions at the time, the availability of buyers, the condition of the Aircraft, whether the Aircraft are sold separately or in one or more groups and other factors. Each of the appraisals was prepared prior to September 11, 2001 and the value of the Aircraft will likely be negatively affected, at least in the short term, as a consequence of the events of September 11, 2001 referred to under "Risk Factors -- Special Risk Factor". Accordingly, there can be no assurance that the proceeds realized upon any such exercise of remedies with respect to the Aircraft pursuant to the applicable Indenture would equal the appraised value of such Aircraft or be sufficient to satisfy in full payments due on the Equipment Notes relating to such Aircraft or the Certificates.

                       DESCRIPTION OF THE EQUIPMENT NOTES

     The following summary describes material terms of the Equipment Notes, the Indentures, the Leases, the Participation Agreements and the trust agreements under which the Owner Trustees act on behalf of the Owner Participants (the "Trust Agreements"). These summaries do not purport to be complete and make use of terms defined in and are qualified in their entirety by reference to all of the provisions of the Equipment Notes, the Indentures, the Leases, the Participation Agreements and the Trust Agreements, which have been filed as exhibits to the Registration Statement. Copies are available as set forth under "Where You Can Find More Information". Except as otherwise indicated, the following summaries relate to the Equipment Notes, the Indenture, the Participation Agreement and, in the case of a Leased Aircraft, the Lease and the Trust Agreement applicable to each Aircraft.

GENERAL

     With respect to Leased Aircraft, pursuant to the terms of an amended and restated participation agreement among American, the Owner Trustee, the Owner Participant, the Trustees, the Subordination Agent and the Loan Trustee with respect to each such Leased Aircraft (each, a "Leased Aircraft Participation Agreement"), the Owner Trustee leases the relevant Aircraft to American and the Trusts have purchased from the Owner Trustee the Equipment Notes issued under the related Leased Aircraft Indenture. With respect to Owned Aircraft, pursuant to the terms of a participation agreement among American, the Trustees, the Subordination Agent and the Loan Trustee with respect to each Aircraft (each, an "Owned Aircraft Participation Agreement" and together with the other Owned Aircraft Participation Agreements and the Leased Aircraft Participation Agreements, the "Participation Agreements"), the Trusts have purchased from American the Equipment Notes issued under the related Owned Aircraft Indenture.

     Equipment Notes were issued in five series with respect to each Leased Aircraft and four series with respect to each Owned Aircraft: the "Series A-1 Equipment Notes", the "Series A-2 Equipment Notes", the "Series B Equipment Notes" and the "Series C Equipment Notes" were issued with respect to each Leased Aircraft and Owned Aircraft and, in addition, the "Series D Equipment Notes" were issued with respect to Leased Aircraft only (collectively, the "Equipment Notes"). The Owner Trustee, in the case of a Leased Aircraft, or American, in the case of an Owned Aircraft, may issue an additional series with respect to some or all of the Aircraft (the "Series E Equipment Notes"), which would be funded from sources other than the offering of the Old Certificates and this Exchange Offer. See "Description of the Certificates -- Possible Issuance of Class E Certificates." The Equipment Notes with respect to each Leased Aircraft were issued under a separate amended and restated indenture (each, a "Leased Aircraft Indenture") between Wells Fargo Bank Northwest, National Association, as owner trustee (each, an "Owner Trustee") of a trust for the benefit of the beneficial owner of such Aircraft (each, an "Owner Participant"), and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee thereunder (each, a "Leased Aircraft Loan Trustee"). The Equipment Notes with respect to each Owned Aircraft were issued under a separate indenture (each, an "Owned Aircraft Indenture" and together with the other Owned Aircraft Indentures and the Leased Aircraft Indentures, the "Indentures") between American and State Street Bank and Trust Company of

Connecticut, National Association, as loan trustee thereunder (each, an "Owned Aircraft Loan Trustee" and together with the other Owned Aircraft Loan Trustees and the Leased Aircraft Loan Trustees, the "Loan Trustees").

     The related Owner Trustee has leased each Leased Aircraft to American pursuant to a separate Lease between such Owner Trustee and American with respect to such Leased Aircraft. Under each Lease, American is obligated to make or cause to be made rental and other payments to the related Leased Aircraft Loan Trustee on behalf of the related Owner Trustee, which rental and other payments will be at least sufficient to pay in full when due all payments required to be made on the Equipment Notes issued with respect to such Leased Aircraft. The Equipment Notes issued with respect to the Leased Aircraft are not, however, direct obligations of, or guaranteed by, American. American's rental obligations under each Lease and American's obligations under the Equipment Notes issued with respect to each Owned Aircraft are general obligations of American.

SUBORDINATION

     The Indentures provide for the following subordination provisions applicable to the Equipment Notes:

     - Series A-1 and Series A-2 Equipment Notes issued in respect of an Aircraft rank equally in right of payment with each other, and rank senior in right of payment to other Equipment Notes issued in respect of such Aircraft;

     - Series B Equipment Notes issued in respect of an Aircraft rank junior in right of payment to the Series A-1 and Series A-2 Equipment Notes issued in respect of such Aircraft and rank senior in right of payment to the Series C and, in the case of a Leased Aircraft, Series D and, if applicable, Series E Equipment Notes issued in respect of such Aircraft;

     - Series C Equipment Notes issued in respect of an Aircraft rank junior in right of payment to the Series A-1, Series A-2 and Series B Equipment Notes issued in respect of such Aircraft and rank senior in right of payment, in the case of a Leased Aircraft, to the Series D Equipment Notes and, if Series E Equipment Notes are issued with respect to such Aircraft, will rank senior in right of payment to such Series E Equipment Notes;

     - in the case of the Leased Aircraft Indentures, Series D Equipment Notes issued in respect of a Leased Aircraft rank junior in right of payment to the Series A-1, Series A-2, Series B and Series C Equipment Notes issued in respect of such Aircraft and, if Series E Equipment Notes are issued with respect to such Aircraft, will rank senior in right of payment to such Series E Equipment Notes; and

     - if Series E Equipment Notes are issued with respect to an Aircraft, they will be subordinated in right of payment to the Series A-1, Series A-2, Series B, Series C and, in the case of a Leased Aircraft, Series D Equipment Notes issued with respect to such Aircraft.

  (Leased Aircraft Indentures, Section 2.13; Owned Aircraft Indentures, Section 2.13)

PRINCIPAL AND INTEREST PAYMENTS

     Subject to the provisions of the Intercreditor Agreement, scheduled installments of interest paid on the Equipment Notes held in each Trust will be passed through to the Certificateholders of such Trust on the dates and at the rate per annum set forth on the cover page of this Prospectus until the final expected Regular Distribution Date for such Trust. Subject to the provisions of the Intercreditor Agreement, principal paid on the Equipment Notes held in each Trust will be passed through to the Certificateholders of such Trust in scheduled amounts on the dates set forth herein until the final expected Regular Distribution Date for such Trust.

     Interest will be payable on the unpaid principal amount of each Equipment Note at the rate applicable to such Equipment Note on May 23 and November 23 of each year, commencing on November 23, 2001. Such interest will be computed on the basis of a 360-day year of twelve 30-day months. Overdue amounts of principal, Make-Whole Amount (if any) and interest on such series of Equipment Notes will, to the extent permitted by applicable law, bear interest at the interest rate applicable to such series of Equipment Notes, which interest rate will be equal to the rate per annum applicable to the Certificates issued by the Trust that will hold such series of Equipment Notes set forth on the cover page of this Prospectus plus 1%.

     Scheduled principal payments on the Series A-1, Series B, Series C and Series D Equipment Notes will be made on May 23 and November 23 in certain years, commencing on November 23, 2001. The entire principal amount of the Series A-2 Equipment Notes is scheduled to be paid on May 23, 2011. See "Description of the Certificates -- Pool Factors" for a discussion of the scheduled payments of principal of the Equipment Notes and Appendix III for the schedule of payments of principal of each Equipment Note issued with respect to each Aircraft.

     If any date scheduled for a payment of principal, Make-Whole Amount (if any) or interest with respect to the Equipment Notes is not a Business Day, such payment will be made on the next succeeding Business Day without any additional interest.

REDEMPTION

     If an Event of Loss occurs with respect to a Leased Aircraft, the Equipment Notes issued with respect to such Leased Aircraft will be redeemed in whole. If an Event of Loss occurs with respect to an Owned Aircraft and such Owned Aircraft is not replaced by American under the related Owned Aircraft Indenture, the Equipment Notes issued with respect to such Owned Aircraft will be redeemed in whole. American does not have the option to replace a Leased Aircraft following an Event of Loss with respect to such Leased Aircraft. If Equipment Notes are redeemed following an Event of Loss, the redemption price will equal the aggregate unpaid principal amount thereof, together with accrued and unpaid interest thereon to (but excluding) the date of redemption, but without any Make-Whole Amount. Any amount paid by American in connection with such redemption will be distributed to the Certificateholders on a Special Distribution Date. (Leased Aircraft Indentures, Section 2.07(a); Owned Aircraft Indentures, Section 2.10)

     If American exercises its right to terminate a Lease under Section 9(a) of such Lease, the Equipment Notes relating to the applicable Leased Aircraft will be redeemed, in whole, on a Special Distribution Date at a price equal to the aggregate unpaid principal amount thereof, together with accrued and unpaid interest thereon to, but not including, the date of redemption, plus the Make-Whole Amount for the applicable series of Equipment Notes. (Leased Aircraft Indentures, Section 2.07(b)) See "-- Certain Provisions of the Leases and the Owned Aircraft Indentures -- Lease Termination".

     All of the Equipment Notes issued with respect to a Leased Aircraft may be redeemed in whole prior to maturity at any time by the Owner Trustee, and all of the Equipment Notes issued with respect to an Owned Aircraft may be redeemed in whole prior to maturity at any time by American, in each case at a price equal to the aggregate unpaid principal amount thereof, together with accrued and unpaid interest thereon to (but excluding) the date of redemption, plus the Make-Whole Amount for the applicable series of Equipment Notes. (Leased Aircraft Indentures, Section 2.08; Owned Aircraft Indentures, Section 2.11)

     Notice of redemption will be given to each holder of Equipment Notes not less than 15 nor more than 60 days prior to the applicable redemption date. A notice of redemption may be revoked at such times and under such circumstances as are provided in the related Indenture. (Leased Aircraft Indentures, Section 2.09; Owned Aircraft Indentures, Sections 2.10 and 2.12)

     If, with respect to a Leased Aircraft, (w) one or more Lease Events of Default shall have occurred and been continuing and the Leased Aircraft Loan Trustee shall not have declared the Lease to be in default, (x) in the event of a bankruptcy proceeding involving American, (i) during the Section 1110 Period, the trustee in such proceeding or American does not agree to perform its obligations under the related Lease or (ii) at any time after agreeing to perform such obligations, such trustee or American ceases to perform such obligations such that the stay period applicable under the Bankruptcy Code comes to an end, (y) the Equipment Notes with respect to such Aircraft have been accelerated or (z) the Leased Aircraft Loan Trustee with respect to such Equipment Notes takes action or notifies the applicable Owner Trustee or Owner Participant that it intends to take action to foreclose the lien of the related Leased Aircraft Indenture or otherwise commence the exercise of any remedy under such Indenture or the related Lease, then in each case the related Owner Participant may purchase all, but not less than all, of the Equipment Notes issued with respect to such Leased Aircraft on the applicable purchase date at a price equal to the aggregate unpaid principal thereof, together with accrued and unpaid interest thereon to the date of purchase and all other amounts payable under the Equipment Notes, but without any Make-Whole Amount (provided that the Make-Whole Amount shall be payable if such Equipment Notes are to be purchased pursuant to clause (w) when a Lease Event of Default shall have occurred and been continuing for less than 180 days). (Leased Aircraft Indentures, Section 2.10) American as owner of the Owned Aircraft has no comparable right under the Owned Aircraft Indentures to purchase the Equipment Notes under such circumstances.

     "Make-Whole Amount" means, with respect to any Equipment Note, the amount (as determined by an investment bank of national standing selected by American (and, following the occurrence and during the continuance of an Event of Default, reasonably acceptable to the Loan Trustee)), if any, by which (a) the present value of the remaining scheduled payments of principal and interest from the redemption date to maturity of such Equipment Note computed by discounting each such payment on a semiannual basis from its respective payment date under the applicable Indenture (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the Treasury Yield exceeds (b) the outstanding principal amount of such Equipment Note plus accrued but unpaid interest thereon to the redemption date. (Indentures, Annex A)

     For purposes of determining the Make-Whole Amount, "Treasury Yield" means, at the date of determination with respect to any Equipment Note, the interest rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note and trading in the public securities markets either as determined by interpolation between the most recent weekly average yield to maturity for two series of United States Treasury securities trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Equipment Note and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Equipment Note, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note is reported in the most recent H.15(519), such weekly average yield to maturity as published in such H.15(519). "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, and the "most recent H.15(519)" means the H.15(519) published prior to the close of business on the third Business Day prior to the applicable redemption date. The "date of determination" of a Make-Whole Amount will be the third Business Day prior to the applicable redemption date. (Indentures, Annex A)

     "Average Life Date" for any Equipment Note means the date that follows the redemption date by a period equal to the Remaining Weighted Average Life at the redemption date of such Equipment Note. "Remaining Weighted Average Life" at the redemption date of such Equipment Note means the number of days equal to the quotient obtained by dividing (a) the sum of each of the products obtained by multiplying (i) the amount of each then remaining installment of principal of such Equipment Note by (ii) the number of days from and including the redemption date to but excluding the scheduled payment date of such principal installment, by (b) the then unpaid principal amount of such Equipment Note. (Indentures, Annex A)

SECURITY

  LEASED AIRCRAFT

     The Equipment Notes issued with respect to each Leased Aircraft are secured by an assignment of the related Owner Trustee's rights, except for certain limited rights, under the Lease with respect to such Aircraft, including the right to receive payments of rent thereunder, a security interest in such Aircraft subject to the rights of American under the related Lease, certain limited rights under the purchase agreement with the Aircraft manufacturer, certain requisition and insurance proceeds with respect to such Aircraft, and all proceeds of the foregoing. (Leased Aircraft Indentures, Granting Clause)

     Unless and until an Indenture Event of Default with respect to a Leased Aircraft has occurred and is continuing, the Leased Aircraft Loan Trustee may not exercise the rights of the Owner Trustee under the related Lease, except the Owner Trustee's right to receive payments of rent due thereunder. The assignment by the Owner Trustee to the Leased Aircraft Loan Trustee of its rights under the related Lease will exclude certain rights of such Owner Trustee and the related Owner Participant, including the rights of the Owner Trustee and the Owner Participant with respect to indemnification by American for certain matters, insurance proceeds payable to such Owner Trustee in its individual capacity or to such Owner Participant under certain casualty insurance maintained by such Owner Trustee or such Owner Participant under such Lease and certain reimbursement payments made by American to such Owner Trustee. (Leased Aircraft Indentures, Granting Clause) The Equipment Notes issued in respect of any one Aircraft will not be secured by any of the other Aircraft (whether owned or leased) or other Leases. Accordingly, any excess proceeds from the exercise of remedies with respect to the Equipment Notes relating to an Aircraft will not be available to cover any shortfall with respect to the Equipment Notes relating to any other Aircraft (whether owned or leased).

  OWNED AIRCRAFT

     The Equipment Notes issued with respect to each Owned Aircraft are secured by a security interest in such Aircraft, certain limited rights under the aircraft purchase agreement between American and Boeing, certain requisition and insurance proceeds with respect to such Aircraft, and all proceeds of the foregoing. (Owned Aircraft Indentures, Granting Clause)

     The Equipment Notes are not cross-collateralized and, consequently, the Equipment Notes issued in respect of any one Aircraft are not secured by any of the other Aircraft (whether owned or leased). See "-- Remedies." Accordingly, any excess proceeds from the exercise of remedies with respect to the Equipment Notes relating to an Aircraft will not be available to cover any shortfall with respect to the Equipment Notes relating to any other Aircraft (whether owned or leased).

LOAN TO VALUE RATIOS OF EQUIPMENT NOTES

     The tables in Appendix IV set forth aggregate loan to Aircraft value ratios for the Equipment Notes issued in respect of each Aircraft as of the issuance date of the Old Certificates and each May 23 Regular Distribution Date. The LTVs were obtained by dividing (i) the outstanding principal amount (assuming no payment default or early redemption) of such Equipment Notes determined immediately after giving effect to the payments scheduled to be made on each such Regular Distribution Date by (ii) the assumed value (the "Assumed Aircraft Value") of the Aircraft securing such Equipment Notes.

     The tables in Appendix IV are based on the assumption that the initial appraised base value of the Aircraft set forth opposite the initial Regular Distribution Date included in each table depreciates by approximately 3% of the initial appraised base value per year for the first 15 years after delivery by the manufacturer of such Aircraft, by approximately 4% of the initial appraised base value per year for the following five years and by approximately 5% of the initial appraised base value per year thereafter. Other rates or methods of depreciation would result in materially different LTVs, and no assurance can be given (i) that the depreciation rate and method assumed for the purposes of the tables are the ones most likely to occur or (ii) as to the actual future value of any Aircraft. Thus the tables should not be considered a forecast or prediction of expected or likely LTVs, but simply a mathematical calculation based on one set of assumptions.

DEFEASANCE

     Under certain circumstances with respect to the Owned Aircraft, American may legally release itself from any payment or other obligations on all, but not less than all, of the Equipment Notes issued under one or more Owned Aircraft Indentures (a "full defeasance") if American puts in place the following arrangements for the benefit of the holders of such Equipment Notes:

     - American must deposit in trust for the benefit of the holders of such Equipment Notes a combination of money and direct obligations of the United States (and certain depository receipts representing interests in such direct obligations) ("U.S. Government Obligations") that will generate enough money to pay when due the principal of and interest on the Equipment Notes; and

     - American must deliver to the Trustees and the relevant Owned Aircraft Loan Trustee a legal opinion stating that there has been a change in the federal tax law from such law as in effect on the date of this Prospectus or that there has been an IRS ruling, in either case that lets American make the above deposit without causing the holders of the Certificates to be taxed on their Certificates any differently than if American did not make the deposit and simply repaid the Equipment Notes itself.

     American may only accomplish full defeasance if it obtains written confirmation from each Rating Agency that such full defeasance will not result in a withdrawal or downgrading of the rating of any Class of Certificates. If American were to accomplish full defeasance, as described above, holders of the Equipment Notes so defeased would rely solely on the trust deposit for repayment on such Equipment Notes. Holders of such Equipment Notes could not look to American for repayment if a shortfall in the payment of principal of or interest on such Equipment Notes occurred. In addition, the holders of such Equipment Notes would have no beneficial interest in or other rights with respect to the related Aircraft or other assets subject to the lien of the related Indenture and such lien would terminate. (Owned Aircraft Indentures, Section 10.01)

     The Leased Aircraft Indentures do not provide for full defeasance from payment or other obligations thereunder.

LIMITATION OF LIABILITY

     The Equipment Notes issued with respect to the Leased Aircraft are not direct obligations of, or guaranteed by, American, any Owner Participant or the Leased Aircraft Loan Trustees or the Owner Trustees in their individual capacities. None of the Owner Trustees, the Owner Participants or the Loan Trustees will be personally liable to any Note Holder for any amount payable under the Equipment Notes or the Leased Aircraft Indentures or, except as expressly provided in the Leased Aircraft Indentures or the Leased Aircraft Participation Agreements in the case of the Owner Trustees and the Loan Trustees, for any liability under such Leased Aircraft Indentures and Equipment Notes. All payments of principal of, Make-Whole Amount (if any) and interest on the Equipment Notes issued with respect to any Leased Aircraft (other than payments made in connection with an optional redemption or purchase of Equipment Notes issued with respect to a Leased Aircraft by the related Owner Trustee or the related Owner Participant) will be made only from the assets subject to the lien of the Indenture with respect to such Leased Aircraft or the income and proceeds received by the related Leased Aircraft Loan Trustee therefrom (including rent payable by American under the Lease with respect to such Leased Aircraft).

     The Equipment Notes issued with respect to the Owned Aircraft are direct obligations of American.

     Except as otherwise provided in the Indentures, each Owner Trustee and each Loan Trustee, in its individual capacity, will not be answerable or accountable under the Indentures or the Equipment Notes under any circumstances except, among other things, for its own willful misconduct or negligence. None of the Owner Participants will have any duty or responsibility under any of the Leased Aircraft Indentures or the Equipment Notes to the Leased Aircraft Loan Trustees or to any holder of any Equipment Note.

INDENTURE EVENTS OF DEFAULT, NOTICE AND WAIVER

     "Indenture Events of Default" under each Indenture include:

     - in the case of a Leased Aircraft Indenture, the occurrence of a Lease Event of Default under the related Lease;

     - the failure by the related Owner Trustee, in the case of a Leased Aircraft Indenture, or American, in the case of an Owned Aircraft Indenture, to pay any interest or principal or Make-Whole Amount, if any, within 15 days after the same has become due on any Equipment Note;

     - the failure by the related Owner Trustee, in the case of a Leased Aircraft Indenture, or American, in the case of an Owned Aircraft Indenture, to pay any amount (other than interest, principal or Make-

       Whole Amount, if any) when due under the Indenture, any Equipment Note or any other operative documents for more than 20 days, in the case of a Leased Aircraft, or 30 days, in the case of an Owned Aircraft, after the related Owner Trustee or Owner Participant, in the case of a Leased Aircraft Indenture, or American, in the case of an Owned Aircraft Indenture, receives written notice;

     - in the case of a Leased Aircraft Indenture, the failure by the related Owner Participant or the related Owner Trustee (in its individual capacity) to discharge certain liens that continue after notice and specified cure periods;

     - in the case of an Owned Aircraft Indenture, the failure by American to carry and maintain insurance or indemnity on or with respect to the Aircraft in accordance with the provisions of the related Owned Aircraft Indenture; provided that no such failure to carry and maintain insurance will constitute an Indenture Event of Default until the earlier of (i) the date such failure has continued unremedied for a period of 30 days after the Loan Trustee receives notice of the cancellation or lapse of such insurance or (ii) the date such insurance is not in effect as to the Loan Trustee;

     - in the case of a Leased Aircraft Indenture, the failure by the related Owner Trustee or Owner Participant to perform or observe any other covenant or condition to be performed by it under such Indenture or certain related documents that continues after notice and specified cure periods;

     - in the case of an Owned Aircraft Indenture, the failure by American to perform or observe any other covenant or condition to be performed or observed by it under any operative document that continues for a period of 60 days after American receives written notice thereof; provided that, if such failure is capable of being remedied, no such failure will constitute an Indenture Event of Default for a period of one year after such notice is received by American so long as American is diligently proceeding to remedy such failure;

     - in the case of a Leased Aircraft Indenture, any representation or warranty made by the related Owner Trustee or Owner Participant in such Indenture, the related Participation Agreement or certain related documents proves to have been incorrect in any material respect when made and was and continues to be material and adverse to the rights of the Note Holders and remains unremedied after notice and specified cure periods;

     - in the case of an Owned Aircraft Indenture, any representation or warranty made by American in the related operative documents proves to have been incorrect in any material respect when made, and such incorrectness continues to be material to the transactions contemplated by the Indenture and remains unremedied for a period of 60 days after American receives written notice thereof; provided that, if such incorrectness is capable of being remedied, no such incorrectness will constitute an Indenture Event of Default for a period of one year after such notice is received by American so long as American is diligently proceeding to remedy such incorrectness; and

     - the occurrence of certain events of bankruptcy, reorganization or insolvency of the related Owner Trustee or Owner Participant, in the case of a Leased Aircraft Indenture, or American, in the case of an Owned Aircraft Indenture.

  (Leased Aircraft Indentures, Section 8.01; Owned Aircraft Indentures, Section 4.01)


     There are no cross-default provisions in the Indentures or in the Leases. Consequently, events resulting in an Indenture Event of Default under any particular Indenture may or may not result in an Indenture Event of Default occurring under any other Indenture, and events resulting in a Lease Event of Default under any particular Lease may or may not constitute a Lease Event of Default under any other Lease. If the Equipment Notes issued with respect to one or more Aircraft are in default and the Equipment Notes issued with respect to the remaining Aircraft are not in default, no remedies will be exercisable under the Indentures with respect to such remaining Aircraft.


     If American fails to make any semiannual basic rental payment due under any Lease, within a specified period after such failure the applicable Owner Trustee may furnish to the Leased Aircraft Loan Trustee the

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amount due on the Equipment Notes issued with respect to the related Leased
Aircraft, together with any interest thereon on account of the delayed payment thereof, in which event the Leased Aircraft Loan Trustee and the holders of outstanding Equipment Notes issued under such Indenture may not exercise any remedies otherwise available under such Indenture or such Lease as the result of such failure to make such rental payment, unless such Owner Trustee has previously cured three or more immediately preceding semiannual basic rental payment defaults or, in total, six or more previous semiannual basic rental payment defaults. The applicable Owner Trustee also may cure any other default by American in the performance of its obligations under any Lease that can be cured with the payment of money. (Leased Aircraft Indentures, Section 8.03).

     The holders of a majority in aggregate unpaid principal amount of the Equipment Notes outstanding on a given date and issued with respect to any Aircraft, by written instruction to the Loan Trustee, may on behalf of all the Note Holders waive any existing default and its consequences under the Indenture with respect to such Aircraft, except a default in the payment of the principal of, Make-Whole Amount, if any, or interest due under any such Equipment Notes or a default in respect of any covenant or provision of such Indenture that cannot be modified or amended without the consent of each affected Note Holder. (Leased Aircraft Indentures, Section 8.08; Owned Aircraft Indentures, Section 4.05)

REMEDIES

     The exercise of remedies under the Indentures will be subject to the terms of the Intercreditor Agreement, and the following description should be read in conjunction with the description of the Intercreditor Agreement.

     If an Indenture Event of Default occurs and is continuing under an Indenture, the related Loan Trustee may, and upon receipt of written instructions of the holders of a majority in principal amount of the Equipment Notes then outstanding under such Indenture will, subject to the applicable Owner Participant's or Owner Trustee's right to cure, as discussed above, declare the principal of all such Equipment Notes issued thereunder immediately due and payable, together with all accrued but unpaid interest thereon (but without any Make-Whole Amount). The holders of a majority in principal amount of Equipment Notes outstanding under an Indenture may rescind any declaration of acceleration of such Equipment Notes if (i) there has been paid to the related Loan Trustee an amount sufficient to pay all overdue installments of principal and interest on any such Equipment Notes, and all other amounts owing under the operative documents, that have become due otherwise than by such declaration of acceleration, (ii) in the case of a Leased Aircraft, the rescission would not conflict with any judgment or decree and (iii) all other Indenture Events of Default, other than nonpayment of principal amount or interest on the Equipment Notes that have become due solely because of such acceleration, have been cured or waived. (Leased Aircraft Indentures, Section 8.02; Owned Aircraft Indentures,
Section 4.02)

     Each Indenture provides that if an Indenture Event of Default under such Indenture has occurred and is continuing, the related Loan Trustee may exercise certain rights or remedies available to it under such Indenture or under applicable law (including in the case of a Leased Aircraft, if the corresponding Lease has been declared in default, one or more of the remedies under the related Lease). If an Indenture Event of Default arises solely by reason of one or more events or circumstances that constitute a Lease Event of Default and the related Leased Aircraft Loan Trustee proceeds to foreclose on the lien of the Leased Aircraft Indenture, such Leased Aircraft Loan Trustee shall concurrently exercise one or more dispossessory remedies under the Lease with respect to such Leased Aircraft; provided that the requirement to exercise one or more of such remedies under such Lease shall not apply if such exercise has been involuntarily stayed or prohibited by applicable law or court order for a continuous period in excess of 60 days or such other period as may be specified in Section 1110 of the Bankruptcy Code, but shall apply following such 60 day or other period notwithstanding the continuation of such involuntary stay or prohibition if the continuation of such voluntary stay or prohibition results from (i) the trustee or debtor-in-possession in such proceeding agreeing to perform its obligations under such Lease with the approval of the applicable court and its continuous performance of such Lease under Section 1110(a)(2)(B) of the Bankruptcy Code; (ii) such Leased Aircraft Loan Trustee's consenting to an extension of such period or (iii) such Leased Aircraft Loan Trustee's failure to give any requisite notice. See "-- Certain Provisions of the Leases and the Owned Aircraft Indentures -- Events of
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Default under the Leases." Such remedies may be exercised by the related Leased
Aircraft Loan Trustee to the exclusion of the related Owner Trustee, subject to certain conditions specified in such Indenture and subject to the terms of such Lease. Any Aircraft sold in the exercise of such remedies will be free and clear of any rights of those parties, including the rights of American under the Lease with respect to such Aircraft; provided that no exercise of any remedies by the related Leased Aircraft Loan Trustee may affect the rights of American under any Lease unless a Lease Event of Default has occurred and is continuing. (Leased Aircraft Indentures, Section 8.04) The Owned Aircraft Indentures will not contain such limitations on the Owned Aircraft Loan Trustee's ability to exercise remedies upon an Indenture Event of Default under an Owned Aircraft Indenture.

     If the Equipment Notes issued in respect of one Aircraft are in default, the Equipment Notes issued in respect of the other Aircraft may not be in default, and, if not, no remedies will be exercisable under the applicable Indentures with respect to such other Aircraft.

     In the case of Chapter 11 bankruptcy proceedings in which an air carrier is a debtor, Section 1110 of the Bankruptcy Code ("Section 1110") provides special rights to lessors and holders of security interests with respect to "equipment" (as defined in Section 1110). Under Section 1110, the right of such financing parties to take possession of such equipment in compliance with the provisions of a lease or security agreement is not affected by any other provision of the Bankruptcy Code or any power of the bankruptcy court. Such right to take possession may not be exercised for 60 days following the date of commencement of the reorganization proceedings. Thereafter, such right to take possession may be exercised during such proceedings unless, within the 60-day period or any longer period consented to by the relevant parties, the debtor agrees to perform its future obligations and cures all existing and future defaults on a timely basis. Defaults resulting solely from the financial condition, bankruptcy, insolvency or reorganization of the debtor need not be cured.

     "Equipment" is defined in Section 1110, in part, as an aircraft, aircraft engine, appliance or spare part (as defined in Section 40102 of Title 49 of the United States Code) that is subject to a security interest granted by, or that is leased to, a debtor that, at the time such transaction is entered into, holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

     It was a condition to the Trustee's obligation to purchase Equipment Notes with respect to each Aircraft that American's General Counsel provide her opinion to the Trustees that (x) if such Aircraft is a Leased Aircraft, the Owner Trustee, as lessor under the Lease for such Aircraft, and the Leased Aircraft Loan Trustee, as assignee of such Owner Trustee's rights under such Lease pursuant to the related Leased Aircraft Indenture, will be entitled to the benefits of Section 1110 with respect to the airframe and engines comprising the Aircraft originally subjected to the lien of the relevant Indenture or (y) if such Aircraft is an Owned Aircraft, the Owned Aircraft Loan Trustee will be entitled to the benefits of Section 1110 with respect to the airframe and engines comprising the Owned Aircraft originally subjected to the lien of the relevant Indenture.

     The opinion of American's General Counsel did not address the possible replacement of an Owned Aircraft after an Event of Loss in the future, the consummation of which is conditioned upon the contemporaneous delivery of an opinion of counsel to the effect that the related Loan Trustee will be entitled to Section 1110 benefits with respect to the replacement airframe unless there is a change in law or court interpretation that results in Section 1110 not being available. See "-- Certain Provisions of the Indentures -- Events of Loss." The opinion of American's General Counsel also did not address the availability of Section 1110 with respect to the bankruptcy proceedings of any possible sublessee of a Leased Aircraft if it is subleased by American or to any possible lessee of an Owned Aircraft if it is leased by American.

     In certain circumstances following the bankruptcy or insolvency of an obligor on Equipment Notes where the obligations of that obligor under any Indenture exceed the value of the Aircraft or other collateral under such Indenture, post-petition interest will not accrue on the related Equipment Notes. In addition, to the extent that distributions are made to any Certificateholders, whether under the Intercreditor Agreement or from drawings on the Liquidity Facilities, in respect of amounts that would have been funded by post-petition interest payments on such Equipment Notes had such payments been made, there would be a shortfall between the claim allowable against the obligor on such Equipment Notes after the disposition of the Aircraft
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and other collateral securing such Equipment Notes and the remaining balance of the Certificates. Such shortfall would first reduce some or all of the remaining claim against the obligor available to the Trustees for the most junior Classes.

     If an Indenture Event of Default under any Indenture occurs and is continuing, any sums held or received by the related Loan Trustee may be applied to reimburse such Loan Trustee for any tax, expense or other loss incurred by it and to pay any other amounts due to such Loan Trustee prior to any payments to holders of the Equipment Notes issued under such Indenture. (Leased Aircraft Indentures, Section 3.04; Owned Aircraft Indentures, Section 3.03)

     In the event of bankruptcy, insolvency, receivership or like proceedings involving an Owner Participant, it is possible that, notwithstanding that the applicable Leased Aircraft is owned by the related Owner Trustee in trust, such Leased Aircraft and the related Lease and Equipment Notes might become part of such proceeding. In such event, payments under such Lease or on such Equipment Notes might be interrupted and the ability of the related Leased Aircraft Loan Trustee to exercise its remedies under the related Leased Aircraft Indenture might be restricted, although such Leased Aircraft Loan Trustee would retain its status as a secured creditor in respect of the related Lease and the related Leased Aircraft.

MODIFICATION OF INDENTURES AND LEASES

     Without the consent of holders of a majority in principal amount of the Equipment Notes outstanding under any Indenture, the provisions of such Indenture and the related Participation Agreement or, in the case of a Leased Aircraft, Lease or Trust Agreement may not be amended or modified, except to the extent indicated below.

     Subject to certain limitations, certain provisions of any Leased Aircraft Indenture, and of the Lease, the Participation Agreement and the Trust Agreement related thereto, may be amended or modified by the parties thereto without the consent of any holders of the Equipment Notes outstanding under such Indenture. In the case of each Lease, such provisions include, among others, provisions relating to (i) the return to the related Owner Trustee of the related Leased Aircraft at the end of the term of such Lease and (ii) the renewal of such Lease and the option of American at the end of the term of such Lease to purchase the related Leased Aircraft. (Leased Aircraft Indentures, Section 12.05) In addition, any Indenture may be amended without the consent of the Note Holders to, among other things: (i) cure any defect or inconsistency in such Indenture or the Equipment Notes issued thereunder; (ii) make any other provisions or amendments with respect to matters or questions arising under such Indenture or such Equipment Notes, or to amend, modify or supplement any provision thereof, provided that such action does not adversely affect the interests of any Note Holder; (iii) cure any ambiguity or correct any mistake; (iv) provide for compliance with applicable law; or (v) provide for the issuance of Series E Equipment Notes. (Leased Aircraft Indentures, Section 12.01; Owned Aircraft Indentures, Section 9.01)

     Without the consent of the holder of each Equipment Note outstanding under any Indenture affected thereby, no amendment or modification of such Indenture may, among other things, (i) reduce the principal amount of, or Make-Whole Amount, if any, or interest payable on, any Equipment Notes issued under such Indenture or change the date on which any principal, Make-Whole Amount, if any, or interest is due and payable, (ii) create any lien with respect to the property subject to the lien of the Indenture prior to or pari passu with the lien of such Indenture, except as provided in such Indenture, or deprive any holder of an Equipment Note issued under such Indenture of the benefit of the lien of such Indenture in the property subject thereto or (iii) reduce the percentage in principal amount of outstanding Equipment Notes issued under such Indenture required to take or approve any action under such Indenture. (Leased Aircraft Indentures, Section 12.02; Owned Aircraft Indentures, Section 9.02(a))

INDEMNIFICATION

     American will be required to indemnify each Loan Trustee, each Owner Trustee, each Owner Participant, each Liquidity Provider, the Subordination Agent, and each Trustee, but not the holders of Certificates, for certain losses, claims and other matters. (Leased Aircraft Participation Agreements,
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Section 10(b); Owned Aircraft Participation Agreements Section 4.02) American
will be required under certain circumstances to indemnify each Owner Participant against the loss of depreciation deductions and certain other income tax benefits with respect to the related Leased Aircraft.

     The Loan Trustee will not be required to take any action or refrain from taking any action (other than notifying the Note Holders if it knows of an Event of Default or of a default arising from American's failure to pay overdue principal, interest or Make-Whole Amount, if any, under any Equipment Note), unless it has received indemnification satisfactory to it against any risks incurred in connection therewith. (Leased Aircraft Indentures, Section 9.03; Owned Aircraft Indentures, Section 5.03).

CERTAIN PROVISIONS OF THE LEASES AND THE OWNED AIRCRAFT INDENTURES

     Each Leased Aircraft has been leased to American by the relevant Owner Trustee under the relevant amended and restated lease agreement (each, a "Lease"). Each Owned Aircraft is owned by American.

  LEASE TERM RENTALS AND PAYMENTS

     Each Leased Aircraft has been leased separately by the relevant Owner Trustee to American for a term commencing on April 9, 2001 and expiring on a date not earlier than the latest maturity date of the relevant Equipment Notes, unless terminated prior to the originally scheduled expiration date as permitted by the applicable Lease. The semiannual basic rent payment under each Lease is payable by American on each related Lease Period Date (or, if such day is not a Business Day, on the next Business Day), and will be assigned by the Owner Trustee under the corresponding Leased Aircraft Indenture to provide the funds necessary to make scheduled payments of principal and interest due from the Owner Trustee on the Equipment Notes issued under such Indenture. Each Lease provides that under no circumstances will rent payments by American be less than the scheduled payments on the related Equipment Notes. Any balance of each such semiannual basic rent payment under each Lease, after payment of amounts due on the Equipment Notes issued under the Indenture corresponding to such Lease, will be paid over to the Owner Trustee. (Leases, Section 3(b))

     "Lease Period Date" means, with respect to each Lease, May 23 or November 23 during the term of such Lease.

  MAINTENANCE AND OPERATION

     Under the terms of each Lease, with respect to Leased Aircraft, and each Indenture, with respect to Owned Aircraft, American generally is obligated, among other things and at its expense, to keep each Aircraft duly registered, and to maintain, service, repair and overhaul the Aircraft so as to keep it in such condition as necessary to maintain the airworthiness certificate for the Aircraft in good standing at all times other than during temporary periods of storage or grounding by applicable governmental authorities. (Leases, Section 7(a); Owned Aircraft Indentures, Section 7.02(c) and (e))

     American has agreed not to maintain, use or operate any Aircraft in violation of any law, rule or regulation of any government having jurisdiction over such Aircraft, or in violation of any airworthiness certificate, license or registration relating to such Aircraft, except to the extent American (or any sublessee, in the case of a Leased Aircraft, or lessee, in the case of an Owned Aircraft) is contesting in good faith the validity or application of any such law, rule or regulation in any manner that does not involve any material risk of sale, forfeiture or loss of the Aircraft. (Leases, Section 7(a); Owned Aircraft Indentures, Section 7.02(b))

     American must make all alterations, modifications and additions to each Airframe and Engine necessary to meet the applicable requirements of the FAA or any other applicable governmental authority of another jurisdiction in which the Aircraft may then be registered; provided, however, that American (or any sublessee, with respect to a Leased Aircraft, or lessee, with respect to an Owned Aircraft) may in good faith contest the validity or application of any such requirement in any manner that does not involve, among other things, a material risk of sale, forfeiture or loss of the Aircraft. American (or any such sublessee or lessee) may add further parts and make other alterations, modifications and additions to any Airframe or any Engine as

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American (or any such sublessee or lessee) may deem desirable in the proper conduct of its business, including removal (without replacement) of parts, so long as such alterations, modifications, additions or removals do not materially diminish the value or utility of such Airframe or Engine below its value or utility immediately prior to such alteration, modification, addition or removal (assuming such Airframe or Engine was maintained in accordance with the Lease or Owned Aircraft Indenture, as the case may be), except that the value (but not the utility) of any Airframe or Engine may be reduced from time to time by the value of any such parts which have been removed that American deems obsolete or no longer suitable or appropriate for use on such Airframe or Engine if, in the case of a Leased Aircraft, the aggregate value of such parts removed from the Leased Aircraft and not replaced does not exceed $100,000. All parts (with certain exceptions) incorporated or installed in or added to such Airframe or Engine as a result of such alterations, modifications or additions will be subject to the lien of the Indenture. American (or any such sublessee or lessee) is permitted to remove (without replacement) parts that are in addition to, and not in replacement of or substitution for, any part originally incorporated or installed in or attached to an Airframe or Engine at the time of delivery thereof to American, as well as any part that is not required to be incorporated or installed in or attached to any Airframe or Engine pursuant to applicable requirements of the FAA or other jurisdiction in which the Aircraft may then be registered, or any part that can be removed without materially diminishing the requisite value or utility of the Aircraft. (Leases, Section 8(c); Owned Aircraft Indentures, Section 7.04(c))

     Except as set forth above, American is obligated to replace or cause to be replaced all parts that are incorporated or installed in or attached to any Airframe or any Engine and become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use. Any such replacement parts will become subject to the lien of the related Indenture in lieu of the part replaced. (Leases, Section 8(a); Owned Aircraft Indentures, Section 7.04(a))

  REGISTRATION, LEASING AND POSSESSION

     Although American has no current intention to do so, American is permitted to register an Aircraft in certain jurisdictions outside the United States, subject to certain conditions specified in the related Lease or Owned Aircraft Indenture. These conditions include a requirement that the laws of the new jurisdiction of registration will give effect to the lien of and the security interest created by the related Indenture in the applicable Aircraft. (Leases, Section 7(b); Owned Aircraft Indentures, Section 7.02(e)) American also is permitted, subject to certain limitations, to sublease, with respect to the Leased Aircraft, and to lease, with respect to the Owned Aircraft, any Aircraft to any United States certificated air carrier or to certain foreign air carriers. In addition, subject to certain limitations, American is permitted to transfer possession of any Airframe or any Engine other than by sublease or lease, including transfers of possession by American or any sublessee or lessee in connection with certain interchange and pooling arrangements, "wet leases" and transfers in connection with maintenance or modifications and transfers to the government of the United States, and, in the case of an Owned Aircraft, Canada, France, Germany, Japan, The Netherlands, Sweden, Switzerland and the United Kingdom or any instrumentality or agency thereof. (Leases, Section 7(b); Owned Aircraft Indentures, Section 7.02(a)) There are no general geographical restrictions on American's (or any sublessee's or lessee's) ability to operate the Aircraft. The extent to which the relevant Loan Trustee's lien would be recognized in an Aircraft if such Aircraft were located in certain countries is uncertain. In addition, any exercise of the right to repossess an Aircraft may be difficult, expensive and time-consuming, particularly when such Aircraft is located outside the United States or has been registered in a foreign jurisdiction or subleased or leased to a foreign operator, and may be subject to the limitations and requirements of applicable law, including the need to obtain consents or approvals for deregistration or re-export of the Aircraft, which may be subject to delays and political risk. When a defaulting sublessee or lessee or other permitted transferee is the subject of a bankruptcy, insolvency or similar event such as protective administration, additional limitations may apply. See "Risk Factors -- Risk Factors Relating to the Certificates and the Exchange Offer -- Repossession".

     In addition, at the time of foreclosing on the lien on the Aircraft under the related Indenture, an Airframe subject to such Indenture might not be equipped with Engines subject to the same Indenture. If American fails to transfer title to engines not owned by American that are attached to repossessed Aircraft, it could be

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difficult, expensive and time-consuming to assemble an Aircraft consisting of an
Airframe and Engines subject to the Indenture.

  LIENS

     American is required to maintain each Aircraft free of any liens, other than the rights of the relevant Loan Trustee, American, the relevant Owner Trustee and Owner Participant in the case of a Leased Aircraft, the lien of the Indenture, any other rights existing pursuant to the Lease (in the case of a Leased Aircraft) and other operative documents and pass through documents related thereto, the rights of others in possession of the Aircraft in accordance with the terms of the Lease or Indenture and liens attributable to other parties to the operative documents and pass through documents related thereto and certain other specified liens, including but not limited to (i) liens for taxes either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or the Loan Trustee's interest therein; (ii) materialmen's, mechanics' and other similar liens arising in the ordinary course of business and securing obligations that either are, in the case of a Leased Aircraft, not yet delinquent or, in the case of an Owned Aircraft, overdue for more than 60 days or, in either case, are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss (including, in the case of a Leased Aircraft, loss of use) of the Airframe or any Engine or the Loan Trustee's interest therein; (iii) judgment liens so long as such judgment is discharged or vacated within 60 days or the execution of such judgment is stayed pending appeal, provided, in the case of a Leased Aircraft, that during such 60 day period there is no material risk of the sale, forfeiture or loss (including loss of use) of the Airframe or any Engine or, in the case of an Owned Aircraft, such judgment is discharged, vacated or reversed within 60 days after expiration of such stay; (iv) salvage or similar rights of insurers under insurance policies maintained by American; (v) in the case of an Owned Aircraft, any other lien as to which American has provided a bond or other security adequate in the reasonable opinion of the Loan Trustee and Liens approved in writing by the Loan Trustee with the consent of a majority in interest of the Note Holders and (vi) in the case of a Leased Aircraft, the respective rights of the financing parties under any financing arrangements entered into by the Owner Trustee and the Owner Participant at any time. (Leases, Section 6; Owned Aircraft Indentures, Section 7.01)

  INSURANCE

     Subject to certain exceptions, American is required to maintain, at its expense (or at the expense of a sublessee, in the case of a Leased Aircraft, or a lessee, in the case of an Owned Aircraft), all-risk aircraft hull insurance covering each Aircraft, at all times in an amount not less than, in the case of Leased Aircraft, the stipulated loss value of such Aircraft (which will exceed the aggregate outstanding principal amount of the Equipment Notes relating to such Aircraft, together with accrued interest thereon) or, in the case of an Owned Aircraft, 110% of the aggregate outstanding principal amount of the Equipment Notes relating to such Aircraft. However, after giving effect to self-insurance permitted as described below, the amount payable under such insurance may be less than such amounts payable with respect to the Equipment Notes. If an Aircraft suffers an Event of Loss, insurance proceeds up to an amount equal to (x) in the case of a Leased Aircraft, the stipulated loss value or (y) in the case of an Owned Aircraft, the outstanding principal amount of the Equipment Notes, together with accrued but unpaid interest thereon, plus an amount equal to the interest that will accrue on the outstanding principal amount of the Equipment Notes during the period commencing on the date following the date of payment of such insurance proceeds to the Loan Trustee and ending on the loss payment date (in either case, the "Loan Amount"), will be paid to the applicable Loan Trustee. If an Aircraft or Engine suffers loss or damage not constituting an Event of Loss but involving insurance proceeds in excess of $4,000,000 (in the case of a McDonnell Douglas MD-83), $8,000,000 (in the case of a Boeing 737-823) or $24,000,000 (in the case of a Boeing 777-223ER), proceeds in excess of such specified amounts up to the Loan Amount will be payable to the applicable Loan Trustee, and the proceeds up to such specified amounts and proceeds in excess of the Loan Amount will be payable directly to American so long as, in the case of a Leased Aircraft, the insurer has not been notified that a Lease Event of Default exists or, in the case of an Owned Aircraft, an Indenture Event of Default does not exist under the related Owned Aircraft

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Indenture. So long as the loss does not constitute an Event of Loss, insurance proceeds will be applied to repair or replace the equipment. (Leases, Sections 11(b) and (d); Owned Aircraft Indentures, Section 7.06(b))

     In addition, American is obligated to maintain aircraft liability insurance at its expense (or at the expense of a sublessee, in the case of a Leased Aircraft, or a lessee, in the case of an Owned Aircraft), including, without limitation, bodily injury, personal injury and property damage liability insurance (exclusive of manufacturer's product liability insurance) and contractual liability insurance with respect to each Aircraft. Such liability insurance must be underwritten by insurers of recognized responsibility. The amount of such liability insurance coverage may not be less than the amount of aircraft liability insurance from time to time applicable to similar aircraft in American's fleet on which American carries insurance. (Leases, Section 11(a); Owned Aircraft Indentures, Section 7.06(a))

     American also is required to maintain war-risk insurance with respect to each Aircraft if and to the extent such insurance is maintained by American (or any sublessee, in the case of a Leased Aircraft, or any lessee, in the case of an Owned Aircraft) with respect to other aircraft owned or operated by American (or such sublessee or lessee) on the same routes on which the Aircraft is operated. (Leases, Section 11(b); Owned Aircraft Indentures, Section 7.06(b))

     American may self-insure under a program applicable to all aircraft in its fleet, but the amount of such self-insurance in the aggregate may not exceed for any 12-month policy year 1% of the average aggregate insurable value (during the preceding policy year) of all aircraft on which American (or, in the case of a Leased Aircraft, TWA Airlines LLC) carries insurance, unless, in the case of an Owned Aircraft, an insurance broker of national standing certifies that the standard among all other major U.S. airlines is a higher level of self-insurance, in which case American may self-insure the Aircraft to such higher level, and provided, in the case of a Leased Aircraft, that if and so long as AMR's senior unsecured long-term debt is rated BB or below by Standard & Poor's or Ba2 or below by Moody's, upon notice from the relevant Owner Trustee, American will reduce such self-insurance to such reasonable amount as the Owner Trustee may require. In addition, in the case of an Owned Aircraft, American may self-insure to the extent of (i) any applicable deductible per occurrence that is not in excess of the amount customarily allowed as a deductible in the industry or is required to facilitate claims handling, or (ii) any applicable mandatory minimum per aircraft (or, if applicable, per annum or other period) liability insurance or hull insurance deductibles imposed by the aircraft liability or hull insurers. (Leases, Section 11(c); Owned Aircraft Indentures,
Section 7.06(c))

     In respect of each Aircraft, American is required to name the relevant Loan Trustee, each Trustee, the Subordination Agent, the Liquidity Provider and, in the case of a Leased Aircraft, the relevant Owner Trustee and Owner Participant, as additional insured parties under the liability insurance policy required with respect to such Aircraft. In addition, the hull and liability insurance policies will be required to provide that, in respect of the interests of such additional insured party, the insurance shall not be invalidated or impaired by any action or inaction of American. (Leases, Section 11(a) and (b); Owned Aircraft Indentures, Sections 7.06(a) and 7.06(b))

  LEASE TERMINATION

     Subject to certain conditions, American may terminate each Lease on or after April 9, 2009 if it makes a good faith determination that the Leased Aircraft subject to such Lease is economically obsolete or surplus to its requirements. American will be required to give to the related Owner Trustee and the related Loan Trustee notice of its intention to terminate such Lease at least 90 days prior to the proposed date of termination of the Lease. In connection with a termination, in the event the related Owner Trustee elects or its deemed to have elected to sell the Aircraft, American will act as exclusive agent for the related Owner Trustee in obtaining bids for such Aircraft. The proceeds of such sale shall be paid to the related Owner Trustee or, so long as the related Indenture shall not have been discharged, be deposited directly with the related Loan Trustee. If the net proceeds received from such sale are less than the termination value for such Aircraft (which shall be an amount at least equal to the aggregate unpaid principal of, and unpaid interest on, the outstanding Equipment Notes related to such Aircraft on the date of such sale (the "Termination Value")), American shall pay the related Owner Trustee an amount equal to the difference between such proceeds and such Termination Value, together with certain other amounts. Amounts in excess of the outstanding principal amount of the Equipment Notes issued under such Indenture, any applicable Make-Whole Amount, and the then accrued and unpaid interest thereon will be distributed by the related Loan Trustee to the related Owner Trustee for the benefit of the related Owner Participant. If the Owner Trustee elects to sell the Aircraft and such Aircraft is not sold by its proposed termination date, American's notice of its intention to terminate the Lease will be deemed withdrawn and the Lease relating thereto, including all of American's obligations thereunder, shall continue in effect. (Leases, Section 9(a) and (b); Leased Aircraft Indentures, Section 3.02)

     The related Owner Trustee shall have the option to retain an Aircraft with respect to which American has given a notice of termination. In such event, the related Owner Trustee shall pay, or cause to be paid, to the related Loan Trustee funds in an amount equal to the aggregate outstanding principal of and accrued interest on the Equipment Notes with respect to such Aircraft, together with all other sums due and payable to the holders thereof on the termination date (other than Make-Whole Amount, if any, which American shall pay to the related Loan Trustee). (Leases, Section 9(d))

     Purchase Option. American has the right at the end of the term of such Lease to purchase the Aircraft subject thereto for an amount to be calculated pursuant to the terms of such Lease. (Leases, Section 20(c))

  EVENTS OF LOSS

     If an Event of Loss occurs with respect to the Airframe or the Airframe and one or more Engines of an Owned Aircraft, American must elect within 90 days after such occurrence either to make payment with respect to such Event of Loss or to replace such Airframe and any such Engines. In the case of a Leased Aircraft, no such election will be available and American must make such payment with respect to such Event of Loss. Depending upon American's election in the case of an Owned Aircraft, not later than the first Business Day after the 120th day following the date of occurrence of such Event of Loss, American will either
(i) redeem the Equipment Notes under the applicable Owned Aircraft Indenture by paying to the Loan Trustee the outstanding unpaid principal amount of such Equipment Notes, together with accrued interest thereon, but without any Make-Whole Amount or (ii) substitute an airframe (or airframe and one or more engines, as the case may be) for the Airframe, or Airframe and Engine(s), that suffered such Event of Loss. (Owned Aircraft Indentures, Sections 2.10 and 7.05(a)) See "-- Redemption".

     If American elects to replace an Airframe (or Airframe and one or more Engines, as the case may be) that suffered such Event of Loss, it will do so with, in the case of the Airframe, an airframe of a comparable or improved model of the same manufacturer, and, in the case of an Engine, an engine of the same or another manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe, with a value and utility at least equal to the Airframe or Airframe and Engines to be replaced, assuming that such Airframe and such Engines were in the condition and repair required by the related Owned Aircraft Indenture. American is also required to provide to the relevant Loan Trustee opinions of counsel (i) to the effect that such Loan Trustee, will be entitled to the benefits of Section 1110 with respect to the replacement airframe (unless, as a result of a change in law or governmental or judicial interpretation, such benefits were not available to it with respect to the Aircraft immediately prior to such replacement), and (ii) as to the due registration of the replacement aircraft and the due recordation of a supplement to the Indenture relating to such replacement aircraft and the validity and perfection of the security interest granted to the Loan Trustee in the replacement aircraft. (Owned Aircraft Indentures, Section 7.05(a))

     If an Event of Loss occurs with respect to the Airframe of a Leased Aircraft, American will pay, by the date stipulated in the terms of such Lease, the stipulated loss value of such Airframe plus all supplemental rent and basic rent due and payable. (Leases, Section 10(a))

     In the case of a Leased Aircraft and, in the case of an Owned Aircraft for which American elects not to replace such Airframe, or Airframe and Engine(s), upon payment of, in the case of Leased Aircraft, the stipulated loss value for such Aircraft or, in the case of an Owned Aircraft, the outstanding principal amount of the Equipment Notes issued with respect to such Aircraft, together with accrued but unpaid interest thereon but without any Make-Whole Amount, the lien of the Indenture and, in the case of a Leased Aircraft, the term of the Lease relating to such Aircraft will end with respect to such Aircraft, and the obligation of

American thereafter to make, in the case of Leased Aircraft, the scheduled basic rent and certain supplemental rent payments or, in the case of an Owned Aircraft, the scheduled interest and principal payments with respect thereto will cease and, in the case of Leased Aircraft, the related Owner Trustee shall transfer all of its right, title and interest in and to the related Aircraft to American. The stipulated loss value and other payments made under the Lease or the Owned Aircraft Indenture, as the case may be, by American will be deposited with the applicable Loan Trustee. Amounts in excess of the amounts due and owing under the Equipment Notes issued with respect to such Aircraft will be distributed by such Loan Trustee to the applicable Owner Trustee or American, as the case may be. (Leases, Section 10(a); Leased Aircraft Indentures, Sections 2.07(a) and 3.03; Owned Aircraft Indentures, Sections 2.10, 3.02, 7.05(a) and 7.05(c))

     If an Event of Loss occurs with respect to an Engine alone, American will be required to replace such Engine within, in the case of a Leased Aircraft, 90 days, and, in the case of an Owned Aircraft, 120 days, after the occurrence of such Event of Loss with another engine, free and clear of all liens (other than certain permitted liens). Such replacement engine will be the same model as the Engine to be replaced, or a comparable or improved model of the same or another manufacturer and suitable for installation and use on the Airframe, and will have a value and utility at least equal to the Engine to be replaced, assuming that such Engine was in the condition and repair required by the terms of the relevant Lease or Indenture, as the case may. (Leases, Section 10(b); Owned Aircraft Indentures, Section 7.05(b))

     With respect to a Leased Aircraft, an "Event of Loss" with respect to any property means any of the following events with respect to such property:

     - the loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use;

     - any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or a compromised or constructive total loss;

     - the condemnation, confiscation or seizure of, or requisition of title to or use of, such property (other than a requisition for use of the Aircraft by the United States government which shall not have resulted in a loss of possession of such property for a period continuing beyond the end of the term or any renewal term then in effect);

     - as a result of any rule, regulation, order or other action by the FAA, the Department of Transportation or other governmental body of the United States or other country of registry of the Aircraft having jurisdiction, the use of such property in the normal course of passenger air transportation is prohibited for a period of six consecutive months, unless such rule, regulation, order or other action has prohibited such use with respect to all aircraft of such make and model registered in the applicable jurisdiction, unless American (or any permitted sublessee), is diligently carrying forward all steps which in its judgment are necessary or desirable to permit the normal use of such property by American (or any permitted sublessee) or, in any event, if such use is prohibited for a period of twelve consecutive months; or

     - the operation or location of the Aircraft, while under requisition for use by the United States government, in an area excluded from coverage by any insurance policy required by the terms of the Lease, if American shall be unable to obtain indemnity or insurance in lieu thereof from the United States government;

provided that if such property is returned to American having substantially the same value and utility as such property had immediately prior to such event prior to the date upon which stipulated loss value is required to be paid, then such event will, at the option of American, not constitute an Event of Loss. (Leases, Annex A)

     With respect to an Owned Aircraft, an "Event of Loss" with respect to an Aircraft, Airframe or any Engine means any of the following events with respect to such property:

     - the loss of such property or of the use thereof due to destruction, damage beyond repair or rendition of such property permanently unfit for normal use;

     - any damage to such property that results in an insurance settlement with respect to such property on the basis of a total loss or a compromised or constructive total loss;

     - any theft or disappearance of such property for a period exceeding 180 days;

     - the requisition for use of such property by any government (other than the government of Canada, France, Germany, Japan, The Netherlands, Sweden, Switzerland, the United Kingdom or the United States or the government of the country of registry of the Aircraft) that results in the loss of possession of such property for a period exceeding 12 consecutive months;

     - the operation or location of the Aircraft, while under requisition for use by any government, in an area excluded from coverage by any insurance policy required by the terms of the Indenture, unless American has obtained indemnity or insurance in lieu thereof from such government;

     - any requisition of title or other compulsory acquisition, capture, seizure, deprivation, confiscation or detention (excluding requisition for use or hire not involving a requisition of title) for any reason of the Aircraft by any government that results in the loss of title or use of the Aircraft for a period in excess of 180 days;

     - as a result of any law, rule, regulation, order or other action by the FAA or other government of the country of registry, the use of the Aircraft or Airframe in the normal business of air transportation is prohibited by virtue of a condition affecting all aircraft of the same type for a period of 18 consecutive months, unless American is diligently carrying forward all steps that are necessary or desirable to permit the normal use of the Aircraft or, in any event, if such use is prohibited for a period of three consecutive years; and

     - with respect to an Engine only, any divestiture of title to or interest in such Engine or, in certain circumstances, the installation of such Engine on an airframe that is subject to a conditional sale or other security agreement.

     An Event of Loss with respect to an Aircraft is deemed to have occurred if an Event of Loss occurs with respect to the Airframe, unless American elects to substitute a replacement Airframe pursuant to the Indenture. (Owned Aircraft Indentures, Annex A)

     Lease Events of Default. Events of default (each, a "Lease Event of Default") under each Lease include, among other things: (a) failure by American to make any payment of basic rent, stipulated loss value or Termination Value within five Business Days after such payments have become due or of supplemental rent (other than supplemental rent relating to the payment of certain indemnity payments and other payments to the related Owner Trustee or Owner Participant, unless a notice is given by such Owner Trustee that such failure shall constitute a Lease Event of Default) within 15 Business Days after notice of such failure, (b) failure by American to maintain insurance on or with respect to the Aircraft in accordance with the provisions of such Lease, (c) American's operation of the Aircraft subject to such Lease at a time when public liability insurance (or indemnification from the United States government in lieu thereof) required by the provisions of such Lease shall not be in effect, (d) failure by American to perform or observe any covenant, condition or agreement to be performed or observed by it under such Lease or certain related documents, continued unremedied after notice and specified cure periods, (e) any representation or warranty made by American in such Lease or certain related documents being incorrect in any material respect at the time made and such incorrectness continuing to be material and unremedied after notice and specified cure periods and (f) the occurrence of certain events of bankruptcy, reorganization, liquidation or insolvency of American. There are no cross-default provisions in the Leases and, consequently, events resulting in a Lease Event of Default under any particular Lease may not result in a Lease Event of Default occurring under any other Lease. (Leases, Section 14)

     If a Lease Event of Default under a Lease has occurred and is continuing, and such Lease has been declared to be in default, the related Loan Trustee, as assignee of the related Owner Trustee's rights under such Lease, may exercise one or more of the remedies provided in such Lease with respect to the Aircraft subject thereto. These remedies include the right to repossess and use or operate such Aircraft, to sell or re-lease such Aircraft free and clear of American's rights and retain the proceeds and to require American to pay as liquidated damages any unpaid rent plus an amount equal to the excess of the Termination Value of such Aircraft over, at the related Loan Trustee's option, any of (i) the discounted fair market rental value thereof for the remainder of the term for such Aircraft, (ii) the fair market sales value thereof or (iii) if such Aircraft or any Engine has been sold, the net sales proceeds. (Leases, Section 15)

  TRANSFER OF OWNER PARTICIPANT INTEREST

     Subject to certain restrictions, each Owner Participant may transfer all or any part of its interest in the related Leased Aircraft. (Leased Aircraft Participation Agreements, Section 19(c))

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of the material federal income tax consequences to Certificate Owners of the exchange of Old Certificates for New Certificates pursuant to the Exchange Offer. The discussion is based on laws, regulations, rulings and decisions in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect, or different interpretation. No ruling has been or will be sought from the Internal Revenue Service. The discussion does not address all of the federal income tax consequences that may be relevant to all Certificate Owners in light of their particular circumstances (including, for example, any special rules applicable to tax-exempt organizations, broker-dealers, insurance companies, foreign entities and persons who are not citizens or residents of the United States) and does not address any tax consequences other than federal income tax consequences. Certificate Owners should consult their own tax advisors regarding the federal, state, local and any other tax consequences to them of exchanging Old Certificates for New Certificates in light of their own particular circumstances.

     The exchange of Old Certificates for New Certificates pursuant to the Exchange Offer will not be treated as a taxable event for federal income tax purposes. Receipt of New Certificates in the Exchange Offer will be treated as a continuation of the original investment of the Certificate Owner in the Old Certificates. Similarly, there would be no federal income tax consequences to a Certificate Owner that does not participate in the Exchange Offer. In particular, no gain or loss will be recognized by Certificate Owners as a result of the Exchange Offer and, for purposes of determining gain or loss on a subsequent sale of Certificates, a Certificate Owner's basis and holding period for the Certificates will not be affected by the Exchange Offer.

                          CERTAIN ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on employee benefit plans subject to Title I of ERISA and on entities that are deemed to hold the assets of such plans ("ERISA Plans"), and on those persons who are fiduciaries with respect to ERISA Plans. Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including, but not limited to, the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the Plan.

     Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), prohibit certain transactions involving the assets of an ERISA Plan (as well as those plans that are not subject to ERISA but which are subject to Section 4975 of the Code, such as individual retirement accounts (together with ERISA Plans, "Plans")) and certain persons (referred to as "parties in interest" or "disqualified persons") having certain relationships to such Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code.

     Any Plan fiduciary which proposes to cause a Plan to purchase and hold Certificates should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of

ERISA and Section 4975 of the Code to such an investment, and to confirm that such purchase and holding will not constitute or result in a non-exempt prohibited transaction or any other violation of an applicable requirement of ERISA.

     Governmental plans and certain church plans, while not subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and Section 4975 of the Code, may nevertheless be subject to state or other federal laws or regulations that are substantially similar to the foregoing provisions of ERISA and the Code. Fiduciaries of any such plans should consult with their counsel before purchasing Certificates to determine the need for, and the availability, if necessary, of any exemptive relief under any such laws or regulations.

PLAN ASSETS ISSUES

     The Department of Labor has promulgated a regulation, 29 CFR Section 2510.3-101 (the "Plan Asset Regulation"), describing what constitutes the assets of a Plan with respect to the Plan's investment in an entity for purposes of ERISA and Section 4975 of the Code. Under the Plan Asset Regulation, if a Plan invests (directly or indirectly) in a Certificate, the Plan's assets will include both the Certificate and an undivided interest in each of the underlying assets of the corresponding Trust, including the Equipment Notes held by such Trust, unless it is established that equity participation in the Trust by benefit plan investors (including but not limited to Plans and entities whose underlying assets include Plan assets by reason of an employee benefit plan's investment in the entity) is not "significant" within the meaning of the Plan Asset Regulation. In this regard, the extent to which there is equity participation in a particular Trust by, or on behalf of, benefit plan investors will not be monitored. If the assets of a Trust are deemed to constitute the assets of a Plan, transactions involving the assets of such Trust could be subject to the prohibited transaction provisions of ERISA and Section 4975 of the Code unless a statutory or administrative exemption is applicable to the transaction.

PROHIBITED TRANSACTION EXEMPTIONS

     In addition, whether or not the assets of a Trust are deemed to be Plan assets under the Plan Asset Regulation, the fiduciary of a Plan that proposes to purchase and hold any Certificates should consider, among other things, whether such purchase and holding may involve (i) the direct or indirect extension of credit to a party in interest or a disqualified person, (ii) the sale or exchange of any property between a Plan and a party in interest or a disqualified person, or (iii) the transfer to, or use by or for the benefit of, a party in interest or a disqualified person, of any Plan assets. Such parties in interest or disqualified persons could include, without limitation, American and its affiliates, the Placement Agents, the Trustees and the Liquidity Provider. Moreover, if Certificates are purchased by a Plan and Certificates of a subordinate Class are held by a party in interest or a disqualified person with respect to such Plan, the exercise by the holder of the subordinate Class of Certificates of its right to purchase the senior Classes of Certificates upon the occurrence and during the continuation of a Triggering Event could be considered to constitute a prohibited transaction unless a statutory or administrative exemption were applicable. Depending on the satisfaction of certain conditions which may include the identity of the Plan fiduciary making the decision to acquire or hold Certificates on behalf of a Plan, Prohibited Transaction Class Exemption ("PTCE") 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager"), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts) (collectively, the "Class Exemptions") could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of these Class Exemptions or any other exemption will be available with respect to any particular transaction involving the Certificates.

     In addition to the Class Exemptions referred to above, an individual exemption may apply to the purchase, holding and secondary market sale of Class A-1 and Class A-2 Certificates by Plans, provided that certain specified conditions are met. In particular, the Department of Labor has issued an individual administrative exemption to Morgan Stanley & Co. Incorporated, Prohibited Transaction Exemption 90-24

(55 Fed. Reg. 20,548 (1990)), as most recently amended by Prohibited Transaction Exemption 2000-58 (65 Fed. Reg. 67,765 (2000))(the "Underwriter Exemption"). The Underwriter Exemption generally exempts from the application of certain, but not all, of the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code certain transactions relating to the initial purchase, holding and subsequent secondary market sale of pass through certificates that represent an interest in a trust that holds secured credit instruments that bear interest or are purchased at a discount in transactions by or between business entities (including Equipment Notes secured by leases) and certain other assets, provided that certain conditions set forth in the Underwriter Exemption are satisfied.

     The Underwriter Exemption sets forth a number of general and specific conditions which must be satisfied for a transaction involving the initial purchase, holding or secondary market sale of certificates representing a beneficial ownership interest in a trust to be eligible for exemptive relief thereunder. In particular, the Underwriter Exemption requires that the acquisition of certificates by a Plan be on terms that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party; the rights and interests evidenced by the certificates not be subordinated to the rights and interests evidenced by other certificates of the same trust estate; the certificates at the time of acquisition by the Plan be rated in one of the three highest generic rating categories by Moody's, Standard & Poor's, Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P.; and the investing Plan be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act (and by its acquisition or acceptance of a Certificate or an interest therein, an investing Plan will be deemed to have represented and warranted that it is).

     In addition, the trust corpus generally must be invested in qualifying receivables, such as the Equipment Notes, but may not in general include a pre-funding account (except for a limited amount of pre-funding which is invested in qualifying receivables within a limited period of time following the closing not to exceed three months).

     Each person who acquires the Certificates should independently ascertain whether the Underwriter Exemption will be applicable to Class A-1 or Class A-2 Certificates in these circumstances. Even if all of the conditions of the Underwriter Exemption are satisfied with respect to the Class A-1 and Class A-2 Certificates, no assurance can be given that Underwriter Exemption would apply with respect to all transactions involving the Class A-1 or Class A-2 Certificates or the assets of the Class A-1 or Class A-2 Trusts. In particular, it appears that the Underwriter Exemption would not apply to the purchase by Class B Certificateholders, Class C Certificateholders or Class D Certificateholders of Class A-1 or Class A-2 Certificates in connection with the exercise of their rights upon the occurrence and during the continuance of a Triggering Event. Therefore, the fiduciary of a Plan considering the purchase of a Class A-1 or Class A-2 Certificate should consider the availability of the exemptive relief provided by the Underwriter Exemption, as well as the availability of any other exemptions that may be applicable.

     Each person who acquires or accepts a Certificate or an interest therein will be deemed by such acquisition or acceptance to have represented and warranted that either: (i) no assets of a Plan or any trust established with respect to a Plan have been used to acquire such Certificate or an interest therein or (ii) the purchase and holding of such Certificate or an interest therein by such person are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

SPECIAL CONSIDERATIONS APPLICABLE TO INSURANCE COMPANY GENERAL ACCOUNTS

     Any insurance company proposing to invest assets of its general account in the Certificates should consider the implications of the United States Supreme Court's decision in John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86, 114 S.Ct. 517 (1993), which in certain circumstances treats such general account assets as assets of a Plan that owns a policy or other contract with such insurance company, as well as the effect of Section 401(c) of ERISA as interpreted by regulations issued by the United States Department of Labor in January, 2000.

     EACH PLAN FIDUCIARY (AND EACH FIDUCIARY FOR A GOVERNMENTAL OR CHURCH PLAN SUBJECT TO RULES SIMILAR TO THOSE IMPOSED ON PLANS UNDER ERISA) SHOULD CONSULT WITH ITS LEGAL ADVISOR CONCERNING THE POTENTIAL CONSEQUENCES TO THE PLAN UNDER ERISA, THE CODE OR SUCH SIMILAR LAWS OF AN INVESTMENT IN ANY OF THE CERTIFICATES.

                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives New Certificates for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Certificates. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Certificates received in exchange for Old Certificates where such Old Certificates were acquired as a result of market-making activities or other trading activities. We have agreed that for a period of 90 days after the Expiration Date, we will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

     We will not receive any proceeds from any sale of New Certificates by broker-dealers. New Certificates received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time on one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Certificates or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Certificates. Any broker-dealer that resells New Certificates that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Certificates may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a Prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For a period of 90 days after the Expiration Date, American will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. American has agreed to pay all expenses incident to the Exchange Offer other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Certificates (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                 LEGAL OPINIONS

     The validity of the New Certificates is being passed upon for American by Anne H. McNamara, Senior Vice President and General Counsel. Ms. McNamara will rely upon Bingham Dana LLP, Hartford, Connecticut, counsel to State Street Bank and Trust Company of Connecticut, National Association, as to certain matters relating to the authorization, execution and delivery of the Basic Agreement, each Trust Supplement and the Certificates, and the valid and binding effect thereof.

                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited our consolidated financial statements and schedule included in our Annual Report on Form 10-K for the year ended December 31, 2000, as set forth in their reports, which are incorporated by reference in this Prospectus and elsewhere in the Registration Statement. Our consolidated financial statements and schedule are incorporated by reference in reliance on Ernst & Young's reports, given on their authority as experts in accounting and auditing.

                                   APPRAISERS

     The references to AISI, AvSolutions and MBA, and to their respective appraisal reports, are included herein in reliance upon the authority of each such firm as an expert with respect to the matters contained in its appraisal report.

                                   APPENDIX I

                                 INDEX OF TERMS

     The following is an index showing the page in this Prospectus where certain defined terms appear.


DEFINED TERMS                         PAGE
-------------                         ----
Adjusted Expected Distributions....    60
Agent's Message....................    34
Aggregate LTV Collateral Amount....    61
air carriers.......................    21
Aircraft...........................    63
AISI...............................    63
American...........................     5
Appraised Current Market Value.....    61
Appraisers.........................    63
Assumed Aircraft Value.............    69
ATOP...............................    34
Average Life Date..................    68
AvSolutions........................    63
Bankruptcy Code....................    45
Base Rate..........................    54
Basic Agreement....................    37
Book-Entry Confirmation............    32
Branch.............................    56
Business Day.......................    40
Cash Collateral Account............    53
Cede...............................    49
Certificate Account................    40
Certificate Owner..................    49
Certificateholders.................    38
Certificates.......................     5
Class A-1 Certificateholders.......    38
Class A-2 Certificateholders.......    38
Class A-1 Certificates.............    37
Class A-2 Certificates.............    37
Class A-1 Trust....................    37
Class A-2 Trust....................    37
Class A-1 Trustee..................    37
Class A-2 Trustee..................    37
Class B Certificateholders.........    38
Class B Certificates...............    37
Class B Trust......................    37
Class B Trustee....................    37
Class C Certificateholders.........    38
Class C Certificates...............    37
Class C Trust......................    37



DEFINED TERMS                         PAGE
-------------                         ----
Class C Trustee....................    37
Class D Certificateholders.........    38
Class D Certificates...............    37
Class D Trust......................    37
Class D Trustee....................    37
Class E Certificates...............    48
Class E Trust......................    48
Class E Trustee....................    48
Class Exemptions...................    83
Code...............................    82
Commission.........................     4
Company............................     5
Controlling Party..................    56
Current Distribution Date..........    57
date of determination..............    68
Definitive Certificates............    50
disqualified persons...............    82
Distribution Date..................    39
Downgrade Drawing..................    53
Drawing............................    54
DTC................................    49
DTC Participants...................    49
Eligible Institution...............    32
Equipment..........................    73
Equipment Notes....................    65
ERISA..............................    82
ERISA Plans........................    82
Event of Loss......................    80
Exchange Act.......................     3
Exchange Agent.....................     6
Exchange Offer.....................    29
Expected Distributions.............    58
Expiration Date....................    31
FAA................................    21
Final Distributions................    57
Final Drawing......................    54
Final Legal Distribution Date......    39
full defeasance....................    69
H.15(519)..........................    68
holder.............................    32

DEFINED TERMS                         PAGE
-------------                         ----
Indirect Participants..............    49
Indenture Events of Default........    70
Indentures.........................    65
Intercreditor Agreement............    56
Interest Drawings..................    51
Issuance Date......................    29
Lease..............................    75
Lease Event of Default.............    81
Lease Period Date..................    75
Leased Aircraft....................    63
Leased Aircraft Indenture..........    65
Leased Aircraft Loan Trustee.......    65
Leased Aircraft Participation
  Agreement........................    65
Letter of Transmittal..............     6
LIBOR..............................    55
Liquidity Event of Default.........    55
Liquidity Expenses.................    58
Liquidity Facility.................    51
Liquidity Obligations..............    58
Liquidity Provider.................    51
Loan Amount........................    77
Loan Trustees......................    66
LTV Appraisal......................    61
LTV Collateral Amount..............    61
LTV Ratio..........................    61
LTVs...............................    12
Make-Whole Amount..................    68
Maximum Available Commitment.......    52
MBA................................    63
Minimum Sale Price.................    58
Moody's............................    28
most recent H.15(519)..............    68
New Certificates...................     5
Non-Extension Drawing..............    54
Non-Performing Equipment Notes.....    60
Note Holder........................    44
Old Certificates...................     5
Owned Aircraft.....................    63
Owned Aircraft Indenture...........    65
Owned Aircraft Loan Trustee........    66
Owned Aircraft Participation
  Agreement........................    65
Owner Participant..................    65
Owner Trustee......................    65
Participation Agreements...........    65



DEFINED TERMS                         PAGE
-------------                         ----
Parties in interest................    82
Pass Through Trust Agreements......    37
Performing Equipment Note..........    52
Permitted Investments..............    43
Placement Agents...................     5
Plan Asset Regulation..............    83
Plans..............................    82
Pool Balance.......................    40
Pool Factor........................    40
PTC Event of Default...............    45
PTCE...............................    83
Rating Agencies....................    28
Registration Event.................    30
Registration Rights Agreement......    29
Registration Statement.............     4
Regular Distribution Dates.........    39
Remaining Weighted Average Life....    68
Replacement Facility...............    53
Required Amount....................    51
Rules..............................    49
Scheduled Payments.................    39
Section 1110.......................    73
Section 1110 Period................    52
Securities Act.....................     3
Series A-1 Equipment Notes.........    65
Series A-2 Equipment Notes.........    65
Series B Equipment Notes...........    65
Series C Equipment Notes...........    65
Series D Equipment Notes...........    65
Series E Equipment Notes...........    65
Shelf Registration Statement.......    29
Special Distribution Date..........    39
Special Payment....................    39
Special Payments Account...........    40
Stabilization Act..................    21
Standard & Poor's..................    28
Stated Interest Rates..............    51
Subordination Agent................    56
Termination Notice.................    55
Termination Value..................    78
Threshold Rating...................    53
Transportation Code................    45
Treasury Yield.....................    68
Triggering Event...................    58

DEFINED TERMS                         PAGE
-------------                         ----
Trust Agreements...................    65
Trust Indenture Act................    46
Trust Property.....................    38
Trust Supplement...................    37
Trustees...........................    37



DEFINED TERMS                         PAGE
-------------                         ----
Trusts.............................    37
TWA................................    23
Underwriter Exemption..............    84
U.S. Government Obligations........    70
West LB............................    56

                                  APPENDIX II

                               APPRAISAL LETTERS

[AISI LOGO]






17 April 2001

Leslie Benners
American Airlines
4333 Amon Carter Boulevard
Mail Drop 5662
Fort Worth, TX 76155


Subject:      AISI Report No. A1S022BVO
              AISI Sight Unseen Base Value Appraisal, Thirty-Two MD-83, Ten B737-823 and Four B777-223ER Aircraft.


Reference:(a) Morgan Stanley Dean Witter Memo/Emails, 04/19/23/25 April 2001



Aircraft Information Services, Inc. (AISI) is pleased to offer American Airlines, our opinion of the sight unseen adjusted base value of thirty-two MD-83, ten B737-823 and four B777-223ER aircraft which were delivered from the manufacturer to American Airlines between May 1997 and March 2001 as listed and defined in the above reference (a) message and in Table I of this report. The aircraft are adjusted for condition to account for their relatively young age.


1.   METHODOLOGY AND DEFINITIONS

The standard terms of reference for commercial aircraft value are `base value' and `current market value' of an `average' aircraft. Base value is a theoretical value that assumes a balanced market while current market value is the value in the real market; both assume a hypothetical average aircraft condition. All other values are derived from these values. AISI value definitions are consistent with the current definitions of the International Society of Transport Aircraft Trading (ISTAT), those of 01 January 1994. AISI is a member of that organization and employs an ISTAT Certified and Senior Certified Appraiser.

AISI defines a `base value' as that of a transaction between an equally willing and informed buyer and seller, neither under compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, with supply and demand of the sale item roughly in balance and with no event which would cause a short term change in the market. Base values are typically given for aircraft in `new' condition, `average half-life' condition, or `adjusted' for an aircraft in a specifically described condition at a specific time.



       HEADQUARTERS, 26072 MERIT CIRCLE, SUITE 123, LAGUNA HILLS, CA 92653
       TEL: 949-582-8888 FAX: 949-582-8887 E-MAIL: AISINEWS@AOL.COM

17 April 2001
AISI File No. A1SO22BVO
Page - 2 -


An `average' aircraft is an operable airworthy aircraft in average physical condition and with average accumulated flight hours and cycles, with clear title and standard unrestricted certificate of airworthiness, and registered in an authority which does not represent a penalty to aircraft value or liquidity, with no damage history and with inventory configuration and level of modification which is normal for its intended use and age.

AISI assumes average condition unless otherwise specified in this report. AISI also assumes that the airframe, engine and component maintenance and essential records are sufficient to permit normal commercial operation under a strict airworthiness regulatory authority.

`Half-life' condition assumes that every component or maintenance service which has a prescribed interval that determines its service life, overhaul interval or interval between maintenance services, is at a condition which is one-half of the total interval.

An `adjusted' appraisal reflects an adjustment from half life condition for the actual condition, utilization, life remaining or time remaining of an airframe, engine or component.

It should be noted that AISI and ISTAT value definitions apply to a transaction involving a single aircraft, and that transactions involving more than one aircraft are often executed at considerable and highly variable discounts to a single aircraft price, for a variety of reasons relating to an individual buyer or seller.

AISI defines a `current market value', which is synonymous with the older term `fair market value' as that value which reflects the real market conditions including short term events, whether at, above or below the base value conditions. Assumption of a single unit sale and definitions of aircraft condition, buyer/seller qualifications and type of transaction remain unchanged from that of base value. Current market value takes into consideration the status of the economy in which the aircraft is used, the status of supply and demand for the particular aircraft type, the value of recent transactions and the opinions of informed buyers and sellers. Current market value assumes that there is no short term time constraint to buy or sell.

AISI encourages the use of base values to consider historical trends, to establish a consistent baseline for long term value comparisons and future value considerations, or to consider how actual market values vary from theoretical base values. Base values are less volatile than current market values and tend to diminish regularly with time. Base values are normally inappropriate to determine near term values. AISI encourages the use of current market values to consider the probable near term value of an aircraft.

17 April 2001
AISI File No. A1SO22BVO
Page - 3 -


If more than one aircraft is contained in this report than it should be noted that the values given are not directly additive, that is, the total of the given values is not the value of the fleet but rather the sum of the values of the individual aircraft if sold individually over time so as not to exceed demand.

2.   VALUATION

Following is AISI's opinion of the adjusted base value for the subject aircraft in 2001 US Dollars. Valuations are presented in Table I subject to the assumptions, definitions and disclaimers herein and are predicated upon the reference (a) data which describes the aircraft MTOW, any engine upgrades, any added fuel capacity, and any added avionics or interior upgrades. The aircraft are also adjusted for condition to account for their relatively young age with the following assumptions.

Adjustments from half life have been applied based on the current calendar status of the Aircraft and in accordance with standard AISI methods. Adjustments are calculated only where there is sufficient information to do so, or where reasonable assumptions can be made.

With regard to airframe and gear maintenance, given that no time between check/overhaul (TBO) or time since check/overhaul (TSO) information was provided the total calendar age of the airframe were assumed to be the TSO. This is typical of newer aircraft.

With regard to the engines, due to the limited information provided the engines are considered to be in half life condition.

                                                                     [AISI LOGO]

17 April 2001
AISI File No. A1S022BVO
Page -4-

                                    TABLE I

                                                                        Adjusted Base
                                                                             Value
                                                                           Apr 2001
     Type        MSN       DOM        YOB      Engine         MTOW        US Dollars
     -----      -----     ------     ----     --------        -------   -------------
     MD-83      53561     May-97     1997     JT8D-219        160,000     28,290,000
     MD-83      53562     Jul-97     1997     JT8D-219        160,000     28,310,000
     MD-83      53563     Aug-97     1997     JT8D-219        160,000     28,320,000
     MD-83      53564     Sep-97     1997     JT8D-219        160,000     28,330,000
     MD-83      53565     Oct-97     1997     JT8D-219        160,000     28,340,000
     MD-83      53566     Dec-97     1997     JT8D-219        160,000     28,350,000
     MD-83      53591     Nov-97     1997     JT8D-219        160,000     28,350,000
     MD-83      53593     Aug-98     1998     JT8D-219        160,000     30,090,000
     MD-83      53594     Sep-98     1998     JT8D-219        160,000     30,100,000
     MD-83      53595     Oct-98     1998     JT8D-219        160,000     30,110,000
     MD-83      53596     Nov-98     1998     JT8D-219        160,000     30,120,000
     MD-83      53598     Jan-99     1999     JT8D-219        160,000     31,470,000
     MD-83      53599     Feb-99     1999     JT8D-219        160,000     31,480,000
     MD-83      53611     May-99     1999     JT8D-219        160,000     31,510,000
     MD-83      53612     May-99     1999     JT8D-219        160,000     31,510,000
     MD-83      53613     May-99     1999     JT8D-219        160,000     31,510,000
     MD-83      53614     Jun-99     1999     JT8D-219        160,000     31,520,000
     MD-83      53615     Jun-99     1999     JT8D-219        160,000     31,520,000
     MD-83      53616     Jun-99     1999     JT8D-219        160,000     31,520,000
     MD-83      53617     Jul-99     1999     JT8D-219        160,000     31,530,000
     MD-83      53618     Jul-99     1999     JT8D-219        160,000     31,530,000
     MD-83      53619     Jul-99     1999     JT8D-219        160,000     31,530,000
     MD-83      53620     Aug-99     1999     JT8D-219        160,000     31,540,000
     MD-83      53621     Aug-99     1999     JT8D-219        160,000     31,540,000
     MD-83      53622     Aug-99     1999     JT8D-219        160,000     31,540,000
     MD-83      53627     Oct-99     1999     JT8D-219        160,000     31,560,000
     MD-83      53629     Nov-99     1999     JT8D-219        160,000     31,570,000
     MD-83      53630     Nov-99     1999     JT8D-219        160,000     31,570,000
     MD-83      53631     Nov-99     1999     JT8D-219        160,000     31,570,000
     MD-83      53632     Dec-99     1999     JT8D-219        160,000     31,580,000
     MD-83      53633     Dec-99     1999     JT8D-219        160,000     31,580,000
     MD-83      53634     Dec-99     1999     JT8D-219        160,000     31,580,000

                                                                     [AISI LOGO]


17 April 2001
AISI File No. A1S022BVO
Page -5-

                                 Table I (Cont)

                                                                                                Adjusted Base
                                                                                                    Value
                                                                                                   Apr 2001
   Type              MSN           DOM          YOB             Engine             MTOW           US Dollars
   ----              ---           ---          ---             ------             ----         -------------
 B737-823           30082        Jun-00        2000           CFM56-7B26          174,200         45,860,000
 B737-823           29535        Sep-00        2000           CFM56-7B26          174,200         45,960,000
 B737-823           30085        Sep-00        2000           CFM56-7B26          174,200         45,970,000
 B737-823           30600        Sep-00        2000           CFM56-7B26          174,200         45,970,000
 B737-823           30088        Dec-00        2000           CFM56-7B26          174,200         46,080,000
 B737-823           29539        Jan-01        2001           CFM56-7B26          174,200         48,310,000
 B737-823           30089        Jan-01        2001           CFM56-7B26          174,200         48,310,000
 B737-823           29540        Feb-01        2001           CFM56-7B26          174,200         48,330,000
 B737-823           30090        Feb-01        2001           CFM56-7B26          174,200         48,340,000
 B737-823           29541        Mar-01        2001           CFM56-7B26          174,200         48,370,000

B777-223ER          30011        May-00        2000       RB211-Trent 892-17     648,000         129,050,000
B777-223ER          30252        Jun-00        2000       RB211-Trent 892-17      648,000        129,060,000
B777-223ER          30251        Jun-00        2000       RB211-Trent 892-17     648,000         129,100,000
B777-223ER          30254        Jun-00        2000       RB211-Trent 892-17     648,000         129,120,000

                                                                Total                        $ 1,968,800,000

                                                                     [AISI LOGO]


17 April 2001
AISI File No. A1S022BVO
Page -6-



Unless otherwise agreed by Aircraft Information Services, Inc. (AISI) in writing, this report shall be for the sole use of the client/addressee. This report is offered as a fair and unbiased assessment of the subject aircraft. AISI has no past, present, or anticipated future interest in the subject aircraft. The conclusions and opinions expressed in this report are based on published information, information provided by others, reasonable interpretations and calculations thereof and are given in good faith. Such conclusions and opinions are judgments that reflect conditions and values which are current at the time of this report. The values and conditions reported upon are subject to any subsequent change. AISI shall not be liable to any party for damages arising out of reliance or alleged reliance on this report, or for any party's action or failure to act as a result of reliance or alleged reliance on this report.





Sincerely,

AIRCRAFT INFORMATION SERVICES, INC.



/s/ JOHN D. MCNICOL



John D. McNicol
Vice President
Appraisals & Forecasts

                                                                     AvSOLUTIONS
--------------------------------------------------------------------------------

                                                                  April 10, 2001

Ms. Leslie Benners
American Airlines
4333 Amon Carter Boulevard
Fort Worth, TX 76155

Dear Ms. Benners:

         AvSOLUTIONS is pleased to provide its opinion on the base values as of April 2001 of thirty-two (32) McDonnell Douglas MD-83, four (4) Boeing 777-223ER, and ten (10) Boeing 737-823 aircraft (collectively, the "Aircraft"). A list of the forty-six (46) aircraft, along with their serial and registration numbers, delivery dates, and engine types, is provided as Attachment 1 of this document.

         Set forth below is a summary of the methodology, considerations and assumptions utilized in this appraisal.

BASE VALUE

         Base value is the appraiser's opinion of the underlying economic value of an aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its "highest and best use". An aircraft's base value is founded in the historical trend of values and in the projection of future value trends and presumes an arm's length, cash transaction between willing, able and knowledgeable parties acting prudently, with an absence of duress and with a reasonable period of time available for marketing.

APPRAISAL METHODOLOGY

         The method employed by AvSOLUTIONS to appraise the current and base values of aircraft and associated equipment addresses the factors that influence the market value of an aircraft, such as its age, condition, configuration, the population of similar aircraft, similar aircraft on the market, operating costs, cost to acquire a new aircraft, and the state of demand for transportation services.

         To achieve this objective, cross-sectional data concerning the values of aircraft in each of several general categories is collected and analyzed. Cross-sectional data is then compared with reported market values at a specified point in time. Such data reflects the effect of deterioration in aircraft performance due to usage and exposure to the elements, as well as the effect of obsolescence due to the evolutionary development and implementation of new designs and materials.

         The product of the analysis identifies the relationship between the value of each aircraft and its characteristics, such as age, model designation, service configuration and engine type. Once the relationship is identified, one can then postulate the effects of the difference between the economic

                                                                     AvSOLUTIONS
--------------------------------------------------------------------------------


circumstances at the time when the cross-sectional data were collected and the current situation. Therefore, if one can determine the current value of an aircraft in one category, it is possible to estimate the current values of all aircraft in that category.

         The manufacturer and size of the aircraft usually determine the specific category to which it is assigned. Segregating the world airplane fleet in this manner accommodates the potential effects of different size and different design philosophies.

         The variability of the data used by AvSOLUTIONS to determine the current market values implies that the actual value realized will fall within a range of values. Therefore, if a contemplated value falls within the specified confidence range, AvSOLUTIONS cannot reject the hypothesis that it is a reasonable representation of the current market situation.

LIMITING CONDITIONS AND ASSUMPTIONS

         In order to conduct this valuation, AvSOLUTIONS is primarily relying on information supplied by American Airlines and from data within AvSOLUTIONS' own database. In determining the base value of the subject aircraft, the following assumptions have been researched and determined:

1. AvSOLUTIONS has not inspected the subject Aircraft or their maintenance records; accordingly, AvSOLUTIONS cannot attest to their specific location or condition.

2. The Aircraft are certified, maintained and operated under United States Federal Aviation Regulation (FAR) part 121.

3. All mandatory inspections and Airworthiness Directives have been complied with.

4.   The Aircraft have no damage history.

5.   The Aircraft are in good condition.

6. AvSOLUTIONS considers the economic useful life of these aircraft to be at least 32 years.

         Based upon the above methodology, considerations and assumptions, it is AvSOLUTIONS, opinion that the base values of each Aircraft are as listed in Attachment 1.

STATEMENT OF INDEPENDENCE

         This appraisal report represents the opinion of AvSOLUTIONS, Inc. and is intended to be advisory in nature. Therefore, AvSOLUTIONS assumes no responsibility or legal liability for actions taken or not taken by the Client or any other party with regard to the subject Aircraft. By accepting this report, the Client agrees that AvSOLUTIONS shall bear no responsibility or legal liability

                                                                     AvSOLUTIONS
--------------------------------------------------------------------------------


regarding this report. Further, this report is prepared for the exclusive use of the Client and shall not be provided to other parties without the Client's express consent.

         AvSOLUTIONS hereby states that this valuation report has been independently prepared and fairly represents the subject aircraft and AvSOLUTIONS' opinion of their values. AvSOLUTIONS further states that it has no present or contemplated future interest or association with the subject Aircraft.


Sincerely yours,


/s/ SCOTT E. DANIELS


Scott E. Daniels
Director, Valuation Services

                                                                     AvSOLUTIONS
--------------------------------------------------------------------------------

                                  ATTACHMENT 1

                             American Airlines EETC


               Serial  Registration     Delivery           Engine       Base Vales
               Number     Number          Date              Type        ($millions)
               ------  ------------  -------------       ---------      -----------
MCDONNELL DOUGLAS MD-83
 1             53561      N9630A         May-97           JT8D-219          28.21
 2             53562      N9615W        July-97           JT8D-219          28.45
 3             53563      N9616G       August-97          JT8D-219          28.56
 4             53564      N9617R      September-97        JT8D-219          28.68
 5             53565      N9618A       October-97         JT8D-219          28.80
 6             53566      N9619V      December-97         JT8D-219          29.04
 7             53591      N9620D      November-97         JT8D-219          28.92
 8             53593      N9622A       August-98          JT8D-219          30.03
 9             53594      N9624T      September-98        JT8D-219          30.15
10             53595      N9625W       October-98         JT8D-219          30.28
11             53596      N9626F      November-98         JT8D-219          30.40
12             53598      N9628W       January-99         JT8D-219          30.66
13             53599      N9629H      February-99         JT8D-219          30.78
14             53611      N961TW         May-99           JT8D-219          31.48
15             53612      N962TW         May-99           JT8D-219          31.48
16             53613      N963TW         May-99           JT8D-219          31.48
17             53614      N964TW        June-99           JT8D-219          31.61
18             53615      N965TW        June-99           JT8D-219          31.61
19             53616      N966TW        June-99           JT8D-219          31.61
20             53617      N967TW        July-99           JT8D-219          31.74
21             53618      N968TW        July-99           JT8D-219          31.74
22             53619      N969TW        July-99           JT8D-219          31.74
23             53620      N970TW       August-99          JT8D-219          31.88
24             53621      N971TW       August-99          JT8D-219          31.88
25             53622      N972TW       August-99          JT8D-219          31.88
26             53627      N9677W       October-99         JT8D-219          32.14
27             53629      N979TW      November-99         JT8D-219          32.28
28             53630      N980TW      November-99         JT8D-219          32.28
29             53631      N9681B      November-99         JT8D-219          32.28
30             53632      N982TW      December-99         JT8D-219          32.41
31             53633      N983TW      December-99         JT8D-219          32.41
32             53634      N984TW      December-99         JT8D-219          32.41

BOEING 777-223ER
 1             30011      N788AN         May-00         Trent 892-17       132.25
 2             30252      N789AN        June-00         Trent 892-17       132.25
 3             30251      N790AN        June-00         Trent 892-17       132.25
 4             30254      N791AN        June-00         Trent 892-17       132.25

BOEING 737-823
 5             30082      N937AN        June-00           CFM56-7B          45.54
 6             29535      N944AN      September-00        CFM56-7B          46.28
 7             30085      N945AN      September-00        CFM56-7B          46.28
 8             30600      N946AN      September-00        CFM56-7B          46.28
 9             30088      N952AA      December-00         CFM56-7B          47.04
10             29539      N953AN       January-01         CFM56-7B          47.30
11             30089      N954AN       January-01         CFM56-7B          47.30
12             29540      N955AN      February-01         CFM56-7B          47.55
13             30090      N956AN      February-01         CFM56-7B          47.55
14             29541      N957AN        March-01          CFM56-7B          47.81

                              MORTEN BEYER & AGNEW

                                   ----------

                            AVIATION CONSULTING FIRM

                          CURRENT BASE VALUE APPRAISAL
                              OF 32 MD-83 AIRCRAFT,
                             4 BOEING 777-200ER, AND
                           10 BOEING 737-800 AIRCRAFT
                                   (AA 2001-1)


                                  PREPARED FOR:

                                American Airlines



                                 APRIL 25, 2001


    Washington, D.C.                  London                    Pacific Rim
    2107 Wilson Blvd.          Lahinch 62, Lashmere         3-16-16 Higashiooi
        Suite 750                    Copthorne                 Shinagawa-ku
Arlington, Virginia 22201           West Sussex               Tokyo 140-0011
      United States               United Kingdom                   Japan
   Phone +703 276 3200         Phone +44 1342 716248       Phone +81 3 3763 6845
    Fax +703 276 3201           Fax +44 1342 718967

I. INTRODUCTION AND EXECUTIVE SUMMARY


MORTEN BEYER & AGNEW (MBA) has been retained by American Airlines (the "Client") to determine the Current Base Value of 32 MD-83, 4 Boeing 777-200ER and 10 Boeing 737-800 aircraft in their present configuration as passenger aircraft. The aircraft are further identified in Section III of this report.

In performing this valuation, MBA did not independently inspect the aircraft and the associated records and documentation associated with these aircraft. MBA utilized the technical data of the aircraft provided by the Client, but at Client's request did not independently verify the accuracy of the technical and specification data so provided.

Section II of this report presents definitions of various terms, such as Current Base Value, Current Market Value, Future Base Value, and Lease-Encumbered Value as promulgated by the Appraisal Program of the International Society of Transport Aircraft Trading (ISTAT). ISTAT is a non-profit association of management personnel from banks, leasing companies, airlines, manufacturers, brokers, and others who have a vested interest in the commercial aviation industry and who have established a technical and ethical certification program for expert appraisers.

Based on the information set forth in this report, it is our opinion as of April 25, 2001 that the Current Base Value of this portfolio of aircraft is $1,999,870,000 with the respective values noted in Section V of this report.

II. DEFINITIONS


CURRENT MARKET VALUE

ISTAT defines Current Market Value (CMV) as the appraiser's opinion of the most likely trading price that may be generated for an asset under market circumstances that are perceived to exist at the time in question. Current Market Value assumes that the asset is valued for its highest, best use, and the parties to the hypothetical sale transaction are willing, able, prudent and knowledgeable and under no unusual pressure for a prompt transaction. It also assumes that the transaction would be negotiated in an open and unrestricted market on an arm's-length basis, for cash or equivalent consideration, and given an adequate amount of time for effective exposure to prospective buyers.

Market Value of a specific asset will tend to be consistent with its Base Value in a stable market environment. In situations where a reasonable equilibrium between supply and demand does not exist, trading prices, and therefore Market Values, are likely to be at variance with the Base Value of the asset. Market Value may be based upon either the actual (or specified) physical condition or maintenance time or condition status of the asset, or alternatively upon an assumed average physical condition and mid-life, mid-time maintenance status.

BASE VALUE

The ISTAT definition of Base Value (BV) has, essentially, the same elements of Market Value except that the market circumstances are assumed to be in a reasonable state of equilibrium. Thus, BV pertains to an idealized aircraft and market combination, but will not necessarily reflect the actual CMV of the aircraft in question at any point in time. BV is founded in the historical trend of values and value in use, and is generally used to analyze historical values or to project future values.

ISTAT defines Base Value as the Appraiser's opinion of the underlying economic value of an aircraft, engine, or inventory of aircraft parts/equipment (hereinafter referred to as "the asset"), in an open, unrestricted, stable market environment with a reasonable balance of supply and demand. Full consideration is assumed of its "highest and best


                                                               AMERICAN AIRLINES
                                                                 JOB FILE #01156
                                                                    Page 2 of 15
use". An asset's Base Value is founded in the historical trend of values and in the projection of value trends and presumes an arm's-length, cash transaction between willing, able, and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing. In most cases, the Base Value of an asset assumes the physical condition is average for an asset of its type and age. It further assumes the maintenance time/life status is at mid-time, mid-life (or benefiting from an above-average maintenance status if it is new or nearly new, as the case may be). Since Base Value pertains to a somewhat idealized asset and market combination it may not necessarily reflect the actual current value of the asset in question, but is a nominal starting value to which adjustments may be applied to determine an actual value. Because it is related to long-term market trends, the Base Value definition is commonly applied to analyses of historical values and projections of residual values.

FUTURE BASE VALUE

Future Base Values are established by using the Base Value at the beginning of the current year (present value), from which point the Future Base Values are projected. The Base Value used for the purpose of projecting the Future Base Values consider the aircraft to be at mid-life and mid-time conditions pertaining to the various aspects of the maintenance status.

The Future Base Values are based on aircraft having an approximate life of 35 years from the date of manufacture. The Future Base Values commence from the present time to the 35th year from the date of manufacture of this aircraft.

DISTRESS VALUE

Distress Value is the Appraiser's opinion of the price at which an asset could be sold under abnormal conditions, such as an artificially limited marketing time period, the perception of the seller being under duress to sell, an auction, bankruptcy liquidation, commercial restrictions, legal complications, or other such factors that significantly reduce the bargaining leverage of the seller and give the buyer a significant advantage that can translate into heavily discounted actual trading prices. Apart from the fact that the seller is uncommonly motivated, the parties to the transaction are otherwise

                                                               American Airlines
                                                                 Job File #01156
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




assumed to be willing, able, prudent and knowledgeable, negotiating at arm's-length, normally under the market conditions that are perceived to exist at the time, not an idealized balanced market. While the Distress Value normally implies that the seller is under some duress, there are occasions when buyers, not sellers are under duress or time pressure and, therefore, willing to pay a premium value.

SECURITIZED VALUE OR LEASE ENCUMBERED VALUE

Securitized Value or Lease Encumbered Value is the Appraiser's opinion of the value of an asset, under lease, given a specified lease payment stream (rents and term), and estimated future residual value at lease termination, and an appropriate discount rate.

The lease encumbered residual value may include consideration of lease termination conditions and remaining maintenance reserves, if any. The Securitized Value or Lease-Encumbered Value may be more or less than the Appraiser's opinion of Current Market Value, taking into account various factors, such as, the credit risks associated with the parties involved, the time-value of money to those parties, provisions of the lease that may pertain to items such as security deposits, purchase options at various dates, term extensions, sub-lease rights, repossession rights, reserve payments and return conditions.












                                                               American Airlines
                                                                 Job File #01156

III.  AIRCRAFT SPECIFICATIONS



[PHOTO]



BOEING-DOUGLAS MD-83
Aircraft Specifications (for this fleet):


Passenger Seating:       20F/120Y
MGTOW:                   160,000 LBS              [AIRCRAFT SCHEMATIC]
Powerplant:              JT8D-219
Range:                   2160 SM
Average Cycles:          3459.2
Average Hours:           6893








                                                               American Airlines
                                                                 Job File #01156

             [AIRCRAFT PHOTO N788AN]




BOEING 777-200ER
Aircraft Specifications (for this fleet):


Passenger Seating:       18F/56B/163Y
MGTOW:                   648,000 LBS                [777-200 AIRCRAFT SCHEMATIC]
Powerplant:              TRENT-892
Range:                   5500 SM
Average Cycles:          502
Average Hours:           3049




             [AIRCRAFT PHOTO N944AN]




BOEING 737-800
Aircraft Specifications (for this fleet):


Passenger Seating:       20F/126Y
MGTOW:                   174,200 LBS                [737-800 AIRCRAFT SCHEMATIC]
Powerplant:              CFM56-7B26
Range:                   2900 SM
Average Cycles:          477.40
Average Hours:           1213.30







                                                               American Airlines
                                                                 Job File #01156

IV.  CURRENT MARKET CONDITIONS

[PICTURE]                                           BOEING/DOUGLAS MD-80 FAMILY
                                                                          MD-83



The Boeing MD-80 family of relatively quiet and fuel-efficient twinjets was initially certified by the Federal Aviation Administration in August 1980, and the first aircraft of the series entered airline service in October 1980. The final aircraft, an -83 model, was delivered to Trans World Airlines in December 1999. This ended a nineteen-year production run of 1,212 aircraft. Of those built, 1,179 remain in operation; three have been retired, 21 parked, and 12 destroyed.

The MD-80's Pratt & Whitney JT8D-200 Series engines, combined with its efficient aerodynamic design, allow it to meet all current Stage III noise regulations while incurring operating costs among the lowest in commercial aviation.

MD-80's are rugged and proven aircraft, well liked by flight crews for their excellent handling characteristics, and appreciated by maintenance personnel for their mechanical reliability, simplicity and relatively low maintenance costs. The MD-80 series of aircraft have an excellent operational safety record; combined with MD-90s, the type has a very low "hull loss" accident rate of 0.43 per million departures.

MD-80 Series operators range from the largest foreign and domestic trunk carriers to new startup airlines and charter operators. American Airlines operates the largest number of MD-80s, a fleet of 275. The large number in operation worldwide ensures that support is widely available and economical.

Highly reliable MD-80 series aircraft fly to more than 420 airports worldwide, with 4,800 daily flights. They have flown more than 36 million hours and 24 million flights since

                                                               American Airlines
                                                                 Job File #01156
                                                                    Page 7 of 15
entering service in 1980, covering over 13 billion miles, carrying more than 1.9 billion passengers.

Early MD-80 models were built with conventional flight instruments. Later variants were delivered equipped with four-tube Honeywell Electronic Flight Instrument Systems (EEIS) suites.

STAGE 3 -

The subject aircraft complies with the currently effective Stage III / Chapter III aircraft noise limitations. However, the FAA and the ICAO are currently planning the adoption of more stringent Stage IV noise regulations. The severity of the proposed new regulations, or the schedule of their implementation has not been determined, but when enacted and effective may limit the continued utilization of the subject aircraft in most areas of the world.

MD-83 GEOGRAPHICAL DISTRIBUTION (AS OF MARCH 2001)

AIRCRAFT ORDERED: 284                  CANCELLED: 2         DESTROYED: 2
DELIVERED:        282                  OPERATORS: 31
BACKLOG:          0                    OPERATED:  265




                                     [MAP]


                                                               American Airlines
                                                                 Job File #01156
                                                                    Page 8 of 15

[PICTURE]


                                                                  BOEING 777-200



The 777 family of widebody twin-engine aircraft was designed to fill the gap in Boeing's product line between the 767 and 747. The 777-200 twinjet seats from 305 to 328 passengers in a typical three-class configuration. The initial 777-200, which was first delivered in May 1995, has a range of up to 5,925 miles.

The 777-200ER (extended range) was first delivered in February 1997. This model is capable of flying the same number of passengers up to 8,861 miles. The --200 models can accommodate up to 32 LD-3 containers plus 600 cubic feet of bulk cargo underfloor.

The latest 777 derivative is the 777-300, a stretched version that provides seating for 328 to 394 passengers in a typical three-class configuration. The first airplane was delivered in May 1998. The --300 can accommodate up to 44 LD-3 containers plus bulk cargo underfloor.

Boeing recently launched 777-200 and -300 Longer-Range derivatives. The 777-200 derivative is expected to be the longest-range airplane in the world, while Boeing hopes the 777-300 derivative becomes a popular replacement for early 747s. Proposed first delivery will be late 2003 (first model), with the second model following four to six months later.

The 777's systems are among the most modern of any aircraft, with triple redundant fly-by-wire flight controls, five-tube EFIS/EICAS displays, and computerized controls and monitors for all critical systems.

The 777 family of aircraft has excellent operating economics, with trip costs relative to its number of seats among the lowest among widebody twins. The aircraft has been

                                                               American Airlines
                                                                 Job File #01156
                                                                    Page 9 of 15
approved for 180-minute ETOPS operations, and all requirements for ETOPS are incorporated in the basic model design.

The 777 aircraft remains to be the superstar in Boeing's widebody product line. As airlines are directing their efforts to more point to point services and are cutting down capacities, the 777 is fitting in the long-haul markets once served by the larger 747s.


BOEING 777-200ER GEOGRAPHICAL DISTRIBUTION (AS OF MARCH 2001)






AIRCRAFT ORDERED:   408                CANCELLED:   27         DESTROYED:  0
DELIVERED:          215                OPERATORS:   22
BACKLOG:            166                OPERATED:   215




                                    [GLOBE]

                                                               American Airlines
                                                                 Job File #01156
                                                                   Page 10 of 15

[PICTURE]                                              BOEING 737 NEW GENERATION
                                                                         737-800

Boeing began replacing the trio of B-737-300/-400/-500s with upgraded new generation versions beginning with the B-737-700 in 1997. Southwest Airlines' order for 63 of the series officially launched the program in late 1993, and new orders increased rapidly. Boeing ramped-up production to 279 last year for the New Generation aircraft.

The fuselage of the new aircraft mirror that of the old (which were out-growths of the original -100s and -200s). Upgraded avionics, a new wing design, and other improvements combine to increase range, efficiency, and performance in general. The CFM56-7 is the exclusive engine for the 3rd generation. However, Boeing is losing market share to the more comfortable, wider A320 family.

Prospects for the 3rd generation B-737 jets were thought to be considerably enhanced by the discontinuation of the MD-80/-90 series. The MD-95 has been adopted by Boeing as its 100-seat competitor under the aegis of B-717, competing with its own B-737-600. Airbus is becoming more aggressive with its A318/319/320/321 high-tech series and winning an increasing share of orders. During 2000 Airbus had 388 narrowbody orders, while Boeing had 443.

As the industry passes the peak of the current cycle, the prospects for a downturn increase, together with deferrals and cancellations of orders for both manufacturers.





                                                               American Airlines
                                                                 Job File #01156
                                                                   Page 11 of 15

BOEING 737-800 GEOGRAPHICAL DISTRIBUTION (AS OF MARCH 2001)


AIRCRAFT ORDERED: 828                CANCELLED: 45             DESTROYED: 0
DELIVERED:        419                OPERATORS: 48
BACKLOG:          364                OPERATED:  418




                                    [GLOBE]




                                                           American Airlines Job
                                                                     File #01156
                                                                   Page 12 of 15

V. VALUATION

In developing the Current Base Value of these aircraft, MBA did not inspect these aircraft or the historical maintenance documentation, but relied on partial information supplied by the Client and not independently verified by MBA. Therefore, we used certain assumptions that are generally accepted industry practice to calculate the value of aircraft when more detailed information is not available. The principal assumptions for the aircraft are as follows, for each aircraft:

     1.   The aircraft is in good overall condition, or relatively new.

     2. The overhaul status of the airframe, engines, landing gear and other major components are the equivalent of mid-time/mid-life, unless otherwise stated, or recently delivered new.

     3. The historical maintenance documentation has been maintained to acceptable international standards.

     4. The specifications of the aircraft are those most common for an aircraft of its type and vintage.

     5.   The aircraft is in a standard airline configuration.

     6. The aircraft is current as to all Airworthiness Directives and Service Bulletins.

     7. Its modification status is comparable to that most common for an aircraft of its type and vintage.

     8.   Its utilization is comparable to industry averages.

     9.   There is no history of accident or incident damage.

     10. No accounting is made for lease revenues, obligations or terms of ownership unless otherwise specified.








                                                               American Airlines
                                                                 Job File #01156
                                                                   Page 13 of 15

AMERICAN AIRLINES 2001-1
--------------------------------------------------------------------------------

                                                   Aircraft     Aircraft              Engine
Number   AC Type              Vintage                MSN        Regis. #               Type       Current Base Value
1          MD83                May-97               53561        N9630A              JT8D-219            28.37
2          MD83                Jul-97               53562        N9615W              JT8D-219            28.59
3          MD83                Aug-97               53563        N9616G              JT8D-219            28.70
4          MD83                Sep-97               53564        N9617R              JT8D-219           28.81
5          MD83                Oct-97               53565        N9618A              JT8D-219            28.92
6          MD83                Dec-97               53566        N9619V              JT8D-219            29.14
7          MD83                Nov-97               53591        N9620D              JT8D-219            29.03
8          MD83                Aug-98               53593        N9622A              JT8D-219            30.06
9          MD83                Sep-98               53594        N9624T              JT8D-219            30.18
10         MD83                Oct-98               53595        N9625W              JT8D-219            30.29
11         MD83                Nov-98               53596        N9626F              JT8D-219            30.41
12         MD83                Jan-99               53598        N9628W              JT8D-219            30.64
13         MD83                Feb-99               53599        N9629H              JT8D-219            30.76
14         MD83                May-99               53611        N961TW              JT8D-219            31.12
15         MD83                May-99               53612        N962TW              JT8D-219            31.12
16         MD83                May-99               53613        N963TW              JT8D-219            31.12
17         MD83                Jun-99               53614        N964TW              JT8D-219            31.24
18         MD83                Jun-99               53615        N965TW              JT8D-219            31.24
19         MD83                Jun-99               53616        N966TW              JT8D-219            31.24
20         MD83                Jul-99               53617        N967TW              JT8D-219            31.36
21         MD83                Jul-99               53618        N968TW              JT8D-219            31.36
22         MD83                Jul-99               53619        N969TW              JT8D-219            31.36
23         MD83                Aug-99               53620        N970TW              JT8D-219            31.48
24         MD83                Aug-99               53621        N971TW              JT8D-219            31.48
25         MD83                Aug-99               53622        N972TW              JT8D-219            31.48
26         MD83                Oct-99               53627        N9677W              JT8D-219            31.72
27         MD83                Nov-99               53629        N979TW              JT8D-219            31.84
28         MD83                Nov-99               53630        N980TW              JT8D-219            31.84
29         MD83                Nov-99               53631        N9681B              JT8D-219            31.84
30         MD83                Dec-99               53632        N982TW              JT8D-219            31.96
31         MD83                Dec-99               53633        N983TW              JT8D-219            31.96
32         MD83                Dec-99               53634        N984TW              JT8D-219            31.96
33      B777-223ER             May-00               30011        N788AN         RB211-Trent 892-17      133.66
34      B777-223ER             Jun-00               30252        N789AN         RB211-Trent 892-17      134.35
35      B777-223ER             Jun-00               30251        N790AN         RB211-Trent 892-17      134.35
36      B777-223ER             Jun-00               30254        N791AN         RB211-Trent 892-17      134.35
37       B737-823              Jun-00               30082        N937AN              CFM56-7B            46.74
38       B737-823              Sep-00               29535        N944AN              CFM56-7B            47.50
39       B737-823              Sep-00               30085        N945AN              CFM56-7B            47.50
40       B737-823              Sep-00               30600        N946AN              CFM56-7B            47.50
41       B737-823              Dec-00               30088        N952AA              CFM56-7B            48.25
42       B737-823              Jan-01               29539        N953AN              CFM56-7B            48.53
43       B737-823              Jan-01               30089        N954AN              CFM56-7B            48.53
44       B737-823              Feb-01               29540        N955AN              CFM56-7B            48.63
45       B737-823              Feb-01               30090        N956AN              CFM56-7B            48.63
46       B737-823              Mar-01               29541        N957AN              CFM56-7B            48.73

                                                               American Airlines
                                                                 Job File #01156

VI. COVENANTS

This report has been prepared for the exclusive use of American Airlines and shall not be provided to other parties by MBA without the express consent of American Airlines. MBA certifies that this report has been independently prepared and that it fully and accurately reflects MBA's opinion as to the Current Base Value. MBA further certifies that it does not have, and does not expect to have, any financial or other interest in the subject or similar aircraft.

This report represents the opinion of MBA as to the Current Base Value of the subject aircraft and is intended to be advisory only, in nature. Therefore, MBA assumes no responsibility or legal liability for any actions taken, or not taken, by American Airlines or any other party with regard to the subject aircraft. By accepting this report, all parties agree that MBA shall bear no such responsibility or legal liability.

This report has been prepared by:

                                       /s/ BRYSON P. MONTELEONE

                                       BRYSON P. MONTELEONE
                                       DIRECTOR OF OPERATIONS

                                       Reviewed by:

                                       /s/ MORTEN S. BEYER

APRIL 25, 2001                         MORTEN S. BEYER, APPRAISER FELLOW
                                       CHAIRMAN & CEO
                                       ISTAT CERTIFIED SENIOR APPRAISER

                                                               American Airlines
                                                                 Job File #01156

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                                      III-1

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                           SERIES A-1 EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                  N9630A       N9615W       N9616G       N9617R       N9618A       N9619V       N9620D
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  883,731.67         0.00         0.00   510,888.15   509,324.80   628,185.82   710,309.23
May 23, 2002...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2002..............  148,610.68   442,420.53   540,706.01   328,358.83   182,271.23   178,209.36   218,837.21
May 23, 2003...................  312,374.38   360,286.41   354,113.72   409,255.25   349,685.00   345,182.67   386,389.28
November 23, 2003..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2004...................  375,606.44   426,982.12   420,363.21   428,872.72   415,614.32   410,786.51   451,145.19
November 23, 2004..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2005...................  443,409.68   498,499.40   491,401.99   450,700.93   486,309.80   481,132.98   520,582.42
November 23, 2005..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2006...................  455,781.41   514,853.67   507,243.18   492,880.14   501,782.86   496,231.80   534,706.28
November 23, 2006..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2007...................  355,624.31   332,683.36   324,522.69   519,519.58   318,667.64   288,682.31   382,816.82
November 23, 2007..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2008...................  798,701.69         0.00    35,851.59   545,168.56    51,242.84   159,481.10   546,256.18
November 23, 2008..............        0.00         0.00         0.00         0.00         0.00       475.35         0.00
May 23, 2009...................  316,888.83   491,596.65   572,915.96   571,564.35   572,184.71   572,966.35   570,658.81
November 23, 2009..............      337.21         0.00       988.70       503.99        16.55         0.00     1,667.19
May 23, 2010...................  616,641.67   616,459.64   614,749.67   615,985.82   615,182.20   614,641.44   614,364.49
November 23, 2010..............      257.21         0.00       421.41         0.00         0.00       606.45     1,046.09
May 23, 2011...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2012..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2013...................  487,581.23    58,600.78   111,991.46   344,732.35   257,945.09   225,726.10   563,696.78
November 23, 2013..............        0.00         0.00       421.33         0.00     1,173.62         0.00       719.19
May 23, 2014...................  677,577.50   676,819.07   677,216.50   677,035.27   676,842.17   676,409.11   676,670.48
November 23, 2014..............        0.00       549.62       518.82       129.90         0.00       426.02       817.26
May 23, 2015...................  705,771.28   705,301.15   704,673.41   706,259.70   705,985.52   706,366.61   704,881.42
November 23, 2015..............        0.00        64.67       777.92       389.98         0.00         0.00     1,078.77
May 23, 2016...................  771,684.63   735,982.13   734,659.04   734,996.38   735,323.88   735,210.08   734,301.69
November 23, 2016..............        0.00         0.00        64.77         0.00         0.00        98.27       424.97
May 23, 2017...................  728,778.28   764,981.74   765,649.20   766,008.50   765,086.52   765,561.03   765,062.60
November 23, 2017..............       80.47       565.81       875.33         0.00       423.69         0.00       228.83
May 23, 2018...................  810,846.01   810,905.76   811,470.14   810,868.97   811,213.30   810,776.34   836,028.52
November 23, 2018..............      482.20       161.67         0.00       487.58       326.04        81.88         0.00
May 23, 2019...................  256,217.37   256,534.96   255,443.36   256,403.53   256,061.08   256,312.36   232,015.72
November 23, 2019..............        0.00   172,700.41       680.40         0.00       162.98         0.00        81.73
May 23, 2020...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2020..............  396,220.74   223,336.50   396,018.53   396,023.52   396,071.58   396,595.84   396,358.87
May 23, 2021...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00

REGULAR
DISTRIBUTION DATE                  N9622A       N9624T       N9625W       N9626F       N9628W       N9629H       N961TW
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  286,392.10   322,058.88   375,898.01   428,053.22   551,437.87   558,953.42   656,523.87
May 23, 2002...................        0.00         0.00         0.00         0.00         0.00         0.00   187,186.44
November 23, 2002..............  185,535.06   181,658.10   179,199.12   175,983.14   202,005.54   198,303.64         0.00
May 23, 2003...................  353,302.75   349,005.39   346,279.76   342,715.05   371,559.26   367,455.93   348,367.17
November 23, 2003..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2004...................  419,493.61   414,885.58   411,962.91   408,140.50   439,069.91   434,669.95   414,201.23
November 23, 2004..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2005...................  490,469.53   485,528.37   482,394.42   478,295.68   511,461.04   506,742.99   484,794.55
November 23, 2005..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2006...................  506,243.30   500,944.94   497,584.43   493,189.38   528,752.33   523,693.21   500,158.07
November 23, 2006..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2007...................  323,450.53   317,769.15   314,165.69   309,452.92   498,718.60   493,293.74   468,057.21
November 23, 2007..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2008...................   49,602.23   108,583.52   160,417.68   218,729.35   101,916.35   160,501.60   410,641.68
November 23, 2008..............        0.00       281.88         0.00         0.00       162.95         0.00     1,769.07
May 23, 2009...................  560,932.80   561,874.98   560,339.46   560,884.96   526,830.00   527,582.52   525,948.03
November 23, 2009..............        0.00         0.00     1,344.97       849.20         0.00       343.73         0.00
May 23, 2010...................  591,191.00   591,024.54   590,316.92   589,263.25   553,315.29   553,663.35   553,113.08
November 23, 2010..............        0.00       430.57         0.00     1,615.28         0.00       769.41     1,685.26
May 23, 2011...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2012..............        0.00         0.00         0.00         0.00         0.00         0.00     9,250.07
May 23, 2013...................  141,898.86   198,973.90   193,208.83   233,968.36   141,884.02   142,439.29   145,169.98
November 23, 2013..............   58,963.74         0.00         0.00         0.00   141,883.95   142,439.58   145,169.65
May 23, 2014...................  594,230.23   653,447.84   654,440.51   653,546.82   189,178.89   189,918.97   402,136.66
November 23, 2014..............      990.89       198.79         0.00         0.00   189,178.60   189,919.25       267.03
May 23, 2015...................  698,382.91   696,774.53   697,970.34   697,329.91   403,342.24   422,569.93   645,587.70
November 23, 2015..............        0.00       364.40         0.00     1,065.88     1,076.24       360.29         0.00
May 23, 2016...................  726,824.45   727,481.23   727,432.81   727,573.04   687,110.06   687,605.65   688,604.92
November 23, 2016..............        0.00       563.15       166.21         0.00       391.55     1,145.90         0.00
May 23, 2017...................  758,436.98   758,750.78   757,725.98   757,816.68   717,867.91   717,272.32   716,504.22
November 23, 2017..............        0.00         0.00       730.69       399.71         0.00       163.57       667.27
May 23, 2018...................  788,364.82   787,966.51   788,882.88   788,259.86   747,843.10   747,004.49   747,039.89
November 23, 2018..............      495.47       463.76       199.25         0.00         0.00         0.00       200.26
May 23, 2019...................  836,559.85   836,643.16   836,464.87   837,438.61   778,111.67   777,997.29   778,977.19
November 23, 2019..............      660.64        82.77         0.00         0.00         0.00       573.03         0.00
May 23, 2020...................  263,437.90   264,665.11   264,234.21   263,713.67   824,558.22   824,592.90   824,296.79
November 23, 2020..............  271,691.33   179,467.42    78,135.05         0.00       815.46       573.03       250.25
May 23, 2021...................  137,091.64   228,626.93   330,174.05   408,518.82   662,940.93   663,079.77   663,525.58

REGULAR
DISTRIBUTION DATE                  N962TW       N963TW
-----------------                ----------   ----------
November 23, 2001..............  660,269.96   669,354.46
May 23, 2002...................  185,069.69   207,712.88
November 23, 2002..............        0.00         0.00
May 23, 2003...................  346,097.40   345,073.82
November 23, 2003..............        0.00         0.00
May 23, 2004...................  411,767.37   410,669.79
November 23, 2004..............        0.00         0.00
May 23, 2005...................  482,184.75   484,683.14
November 23, 2005..............        0.00         0.00
May 23, 2006...................  497,359.60   434,624.55
November 23, 2006..............        0.00         0.00
May 23, 2007...................  465,056.43   603,335.63
November 23, 2007..............        0.00         0.00
May 23, 2008...................  420,594.09   355,434.89
November 23, 2008..............    1,769.07     1,769.07
May 23, 2009...................  525,948.03   525,948.03
November 23, 2009..............        0.00         0.00
May 23, 2010...................  553,113.08   553,113.09
November 23, 2010..............    1,685.26     1,685.26
May 23, 2011...................        0.00         0.00
November 23, 2011..............        0.00         0.00
May 23, 2012...................        0.00         0.00
November 23, 2012..............   38,928.20         0.00
May 23, 2013...................  145,169.97   145,169.97
November 23, 2013..............  145,169.65   145,169.64
May 23, 2014...................  402,136.66   402,136.66
November 23, 2014..............      267.03       267.03
May 23, 2015...................  645,587.70   645,587.70
November 23, 2015..............        0.00         0.00
May 23, 2016...................  688,604.92   688,604.92
November 23, 2016..............        0.00         0.00
May 23, 2017...................  716,504.22   716,504.22
November 23, 2017..............      667.27       667.27
May 23, 2018...................  747,039.89   747,039.89
November 23, 2018..............      200.26       200.26
May 23, 2019...................  778,977.19   778,977.19
November 23, 2019..............        0.00         0.00
May 23, 2020...................  824,296.79   824,296.79
November 23, 2020..............      250.25       250.25
May 23, 2021...................  663,525.58   663,525.58

                                      III-2

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                           SERIES A-1 EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                N964TW       N965TW       N966TW        N967TW         N968TW         N969TW         N970TW
-----------------              ----------   ----------   ----------   ------------   ------------   ------------   ------------
November 23, 2001............  786,217.00   876,160.41   935,528.27   1,160,061.75   1,454,766.22   1,548,862.44   1,552,776.14
May 23, 2002.................  208,466.48   170,969.37   163,275.07     140,324.03     113,366.36      99,581.66      97,176.10
November 23, 2002............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2003.................  342,004.11   331,679.15   323,781.54     300,651.26     273,710.91     259,833.30     257,229.46
November 23, 2003............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2004.................  411,583.81   397,008.20   388,892.58     365,570.10     338,648.33     324,671.08     321,854.63
November 23, 2004............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2005.................  483,679.64   467,060.00   458,710.62     435,182.04     408,280.20     394,196.12     391,151.69
November 23, 2005............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2006.................  435,959.21   481,842.86   473,242.82     449,493.24     422,612.77     408,414.12     405,125.23
November 23, 2006............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2007.................  601,579.69   514,078.44   447,396.60     433,440.75     419,909.40     406,836.12     407,996.16
November 23, 2007............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2008.................  358,183.57   399,801.16   447,772.11     384,396.00     237,824.97     226,724.33     239,422.82
November 23, 2008............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2009.................  525,727.84   525,727.84   525,727.84     526,048.01     526,048.01     526,048.01     526,114.13
November 23, 2009............    1,455.67     1,455.67     1,455.67       1,006.16       1,006.16       1,006.16         956.31
May 23, 2010.................  554,423.71   554,423.71   554,423.71     553,015.96     553,015.96     553,015.96     553,141.18
November 23, 2010............        0.00         0.00         0.00         738.19         738.19         738.19         687.89
May 23, 2011.................        0.00         0.00         0.00           0.00           0.00           0.00           0.00
November 23, 2011............        0.00         0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2012.................        0.00         0.00         0.00           0.00           0.00           0.00           0.00
November 23, 2012............        0.00    34,764.37    86,828.13           0.00           0.00           0.00      26,231.12
May 23, 2013.................  145,570.72   145,570.71   145,570.72     145,910.02     145,910.02     145,910.02     145,956.42
November 23, 2013............  145,570.72   145,570.71   145,570.72     145,910.01     145,910.02     145,910.02     145,956.41
May 23, 2014.................  417,972.35   417,972.35   417,972.35     430,015.73     430,015.73     430,015.73     431,997.37
November 23, 2014............        0.00         0.00         0.00       1,106.88       1,106.88       1,106.88       1,040.20
May 23, 2015.................  644,861.51   644,861.51   644,861.51     644,453.05     644,453.05     644,453.05     644,590.13
November 23, 2015............        0.00         0.00         0.00         771.46         771.46         771.46           0.00
May 23, 2016.................  687,997.56   687,997.56   687,997.56     688,024.83     688,024.83     688,024.83     688,880.66
November 23, 2016............      702.56       702.56       702.56         301.86         301.86         301.86           0.00
May 23, 2017.................  716,977.81   716,977.81   716,977.81     716,804.35     716,804.35     716,804.35     717,199.53
November 23, 2017............      267.76       267.76       267.76           0.00           0.00           0.00           0.00
May 23, 2018.................  747,397.05   747,397.05   747,397.05     747,428.69     747,428.69     747,428.69     747,531.42
November 23, 2018............        0.00         0.00         0.00         838.54         838.54         838.54           0.00
May 23, 2019.................  778,318.16   778,318.16   778,318.16     777,583.47     777,583.47     777,583.47     778,534.76
November 23, 2019............        0.00         0.00         0.00         587.01         587.01         587.01           0.00
May 23, 2020.................  825,068.23   825,068.23   825,068.23     824,895.26     824,895.26     824,895.26     824,569.70
November 23, 2020............       83.69        83.69        83.69           0.00           0.00           0.00           0.00
May 23, 2021.................  663,518.13   663,518.13   663,518.13     663,136.27     663,136.27     663,136.27     663,346.56

REGULAR
DISTRIBUTION DATE                 N971TW         N972TW        N9677W        N979TW         N980TW         N9681B         N982TW
-----------------              ------------   ------------   ----------   ------------   ------------   ------------   ------------
November 23, 2001............  1,520,227.30   1,523,607.69   969,204.35   1,441,993.18   1,410,506.92   1,205,799.12   1,414,751.98
May 23, 2002.................     95,275.39      92,150.78   182,850.23      86,762.85      85,057.17     141,904.80     109,559.13
November 23, 2002............          0.00           0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2003.................    255,191.35     251,840.85   325,281.54     245,320.82     243,491.83     302,088.51     244,039.02
November 23, 2003............          0.00           0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2004.................    319,669.18     316,076.47   390,263.12     308,342.51     306,381.29     366,853.46     306,664.84
November 23, 2004............          0.00           0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2005.................    388,808.25     384,955.81   484,405.11     375,920.15     373,817.15     436,300.40     373,818.00
November 23, 2005............          0.00           0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2006.................    402,612.38     398,481.44   433,922.76     388,049.98     415,826.61     450,434.65     434,809.00
November 23, 2006............          0.00           0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2007.................    405,301.65     351,990.18   496,570.81     448,847.15     460,155.66     425,515.81     460,190.00
November 23, 2007............          0.00           0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2008.................    285,646.73     353,360.54   463,718.49     810,299.09     807,599.38     466,820.60     803,105.16
November 23, 2008............          0.00         268.47         0.00           0.00           0.00           0.00           0.00
May 23, 2009.................    526,114.13     526,114.09   527,260.48     215,592.73     218,292.43     525,411.09     224,510.83
November 23, 2009............        956.31           0.00         0.00         643.53         643.53         643.53           0.00
May 23, 2010.................    553,141.18     554,869.17   553,598.56     553,728.04     553,728.04     553,728.04     555,033.00
November 23, 2010............        687.89           0.00       472.35           0.00           0.00           0.00           0.00
May 23, 2011.................          0.00           0.00         0.00           0.00           0.00           0.00           0.00
November 23, 2011............          0.00           0.00         0.00           0.00           0.00           0.00           0.00
May 23, 2012.................          0.00           0.00         0.00      15,673.21      48,440.46           0.00      77,249.18
November 23, 2012............     81,854.13           0.00    30,051.85     147,344.65     147,344.64           0.00     112,322.97
May 23, 2013.................    145,956.41     253,762.86   287,335.89     310,406.39     310,406.39     308,577.03     331,993.00
November 23, 2013............    145,956.42      38,150.01     6,242.70           0.00           0.00       1,829.36           0.00
May 23, 2014.................    433,037.57     578,188.62   610,086.90     616,171.67     616,171.67     615,816.04     616,929.99
November 23, 2014............          0.00           0.00       860.70           0.00           0.00         355.63           0.00
May 23, 2015.................    644,590.13     644,556.87   645,603.06     645,572.97     645,572.97     645,572.97     645,371.00
November 23, 2015............          0.00         838.62         0.00           0.00           0.00           0.00         340.00
May 23, 2016.................    688,880.66     687,941.13   687,379.09     688,760.02     688,760.02     688,760.02     688,126.00
November 23, 2016............          0.00         939.52        67.57           0.00           0.00           0.00         509.99
May 23, 2017.................    717,199.53     717,434.37   717,614.45     716,129.10     716,129.10     716,129.10     717,230.00
November 23, 2017............          0.00           0.00       472.30           0.00           0.00           0.00           0.00
May 23, 2018.................    747,531.42     746,625.50   747,545.98     748,510.83     748,510.83     748,510.82     747,456.00
November 23, 2018............          0.00         671.08         0.00           0.00           0.00           0.00         510.00
May 23, 2019.................    778,534.76     777,930.78   777,949.83     777,573.51     777,573.51     777,573.51     777,920.00
November 23, 2019............          0.00         603.97       135.02           0.00           0.00           0.00           0.00
May 23, 2020.................    824,569.70     824,905.22   824,635.61     825,079.38     825,079.38     825,079.38     825,213.99
November 23, 2020............          0.00           0.00       421.80         254.07         254.07         254.07           0.00
May 23, 2021.................    663,346.56     663,011.04   663,082.96     663,559.14     663,559.14     663,559.14     662,999.99

REGULAR
DISTRIBUTION DATE                 N983TW         N984TW
-----------------              ------------   ------------
November 23, 2001............  1,383,921.24   1,388,572.96
May 23, 2002.................    110,984.53     108,404.68
November 23, 2002............          0.00           0.00
May 23, 2003.................    241,808.85     239,042.50
November 23, 2003............          0.00           0.00
May 23, 2004.................    304,273.44     301,307.11
November 23, 2004............          0.00           0.00
May 23, 2005.................    407,844.91     411,505.72
November 23, 2005............          0.00           0.00
May 23, 2006.................    434,808.99     434,809.00
November 23, 2006............          0.00           0.00
May 23, 2007.................    460,190.00     460,189.99
November 23, 2007............          0.00           0.00
May 23, 2008.................    761,292.22     752,077.37
November 23, 2008............          0.00           0.00
May 23, 2009.................    266,323.77     275,538.62
November 23, 2009............          0.00           0.00
May 23, 2010.................    555,032.99     555,033.00
November 23, 2010............          0.00           0.00
May 23, 2011.................          0.00           0.00
November 23, 2011............          0.00           0.00
May 23, 2012.................    149,108.70     181,219.91
November 23, 2012............    107,454.19      99,140.20
May 23, 2013.................    331,992.99     340,306.99
November 23, 2013............          0.00           0.00
May 23, 2014.................    616,930.00     608,616.00
November 23, 2014............          0.00           0.00
May 23, 2015.................    645,371.00     645,370.99
November 23, 2015............        339.99         339.99
May 23, 2016.................    688,125.99     688,125.99
November 23, 2016............        510.00         509.99
May 23, 2017.................    717,230.00     717,229.99
November 23, 2017............          0.00           0.00
May 23, 2018.................    747,455.99     747,455.99
November 23, 2018............        509.99         509.99
May 23, 2019.................    777,919.99     777,919.99
November 23, 2019............          0.00           0.00
May 23, 2020.................    825,213.99     825,213.99
November 23, 2020............          0.00           0.00
May 23, 2021.................    663,000.00     663,000.00

                                      III-3

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                           SERIES A-1 EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE            N937AN        N944AN       N945AN       N946AN       N952AA        N953AN         N954AN
-----------------         ------------   ----------   ----------   ----------   ----------   ------------   ------------
November 23, 2001.......  1,096,739.54   833,040.00   833,040.00   833,040.00   846,720.00   1,416,175.50   1,416,175.50
May 23, 2002............    160,155.41   159,832.99   159,832.99   159,832.99   162,457.73     160,956.33     160,956.33
November 23, 2002.......    163,701.29   163,411.34   163,411.34   163,411.34   166,094.85     164,559.83     164,559.83
May 23, 2003............    167,247.16   166,989.69   166,989.69   166,989.69   169,731.96     168,163.33     168,163.33
November 23, 2003.......    170,793.04   170,568.04   170,568.04   170,568.04   173,369.07     171,766.83     171,766.83
May 23, 2004............    174,338.92   174,146.39   174,146.39   174,146.39   177,006.19     175,370.33     175,370.33
November 23, 2004.......    177,884.79   177,724.74   177,724.74   177,724.74   180,643.30     178,973.83     178,973.83
May 23, 2005............    181,430.67   181,303.09   181,303.09   181,303.09   184,280.41     182,577.33     182,577.33
November 23, 2005.......    184,976.55   184,881.44   184,881.44   184,881.44   187,917.53     186,180.83     186,180.83
May 23, 2006............    188,522.42   188,459.79   188,459.79   188,459.79   191,554.64     189,784.33     189,784.33
November 23, 2006.......    192,068.30   192,038.14   192,038.14   192,038.14   195,191.75     193,387.83     193,387.83
May 23, 2007............    195,614.18   195,616.49   195,616.49   195,616.49   198,828.87     196,991.33     196,991.33
November 23, 2007.......    199,160.05   199,194.85   199,194.85   199,194.85   202,465.98     200,594.83     200,594.83
May 23, 2008............    202,705.93   202,773.20   202,773.20   202,773.20   206,103.09     204,198.33     204,198.33
November 23, 2008.......    206,251.80   206,351.55   206,351.55   206,351.55   209,740.21     207,801.83     207,801.83
May 23, 2009............    296,080.67   298,792.27   298,792.27   298,792.27   303,698.97     300,892.25     300,892.25
November 23, 2009.......    211,570.62   211,719.07   211,719.07   211,719.07   215,195.88     213,207.08     213,207.08
May 23, 2010............    390,371.90   385,943.22   385,943.22   385,943.22   386,944.02     386,371.55     386,371.55
November 23, 2010.......     39,585.46    39,828.25    39,828.25    39,828.25    43,475.76      41,389.32      41,389.32

REGULAR
DISTRIBUTION DATE            N955AN         N956AN         N957AN         N788AN         N789AN         N790AN         N791AN
-----------------         ------------   ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001.......  1,419,810.75   1,419,909.00   1,146,600.42   3,148,482.68   3,154,062.84   3,154,381.70   3,155,271.57
May 23, 2002............    161,369.50     161,380.67     160,004.79     459,768.73     460,583.59     460,630.15     460,653.44
November 23, 2002.......    164,982.25     164,993.67     163,627.54     469,948.11     470,781.01     470,828.61     470,852.41
May 23, 2003............    168,595.00     168,606.67     167,250.29     480,127.49     480,978.44     481,027.06     481,051.37
November 23, 2003.......    172,207.75     172,219.67     170,873.04     490,306.87     491,175.86     491,225.52     491,250.34
May 23, 2004............    175,820.50     175,832.67     174,495.79     500,486.25     501,373.28     501,423.97     501,449.31
November 23, 2004.......    179,433.25     179,445.67     178,118.54     510,665.64     511,570.70     511,622.42     511,648.28
May 23, 2005............    183,046.00     183,058.67     181,741.29     520,845.02     521,768.13     521,820.88     521,847.25
November 23, 2005.......    186,658.75     186,671.67     185,364.04     531,024.40     531,965.55     532,019.33     532,046.22
May 23, 2006............    190,271.50     190,284.67     188,986.79     541,203.78     542,162.97     542,217.78     542,245.19
November 23, 2006.......    193,884.25     193,897.67     192,609.54     551,383.16     552,360.40     552,416.24     552,444.16
May 23, 2007............    197,497.00     197,510.67     196,232.29     561,562.54     562,557.82     562,614.69     562,643.13
November 23, 2007.......    201,109.75     201,123.67     199,855.04     571,741.92     572,755.24     572,813.14     572,842.10
May 23, 2008............    204,722.50     204,736.67     203,477.79     581,921.31     582,952.66     583,011.60     583,041.07
November 23, 2008.......    208,335.25     208,349.67     207,100.54     592,100.69     593,150.09     593,210.05     593,240.03
May 23, 2009............    301,664.62     301,685.50     302,499.62     849,978.35     851,484.79     851,570.88     851,613.92
November 23, 2009.......    213,754.38     213,769.17     212,534.67     607,369.76     608,446.22     608,507.73     608,538.49
May 23, 2010............    386,529.08     386,533.34     381,609.64     187,667.44     188,000.05     188,019.05     188,028.56
November 23, 2010.......     41,963.48      41,979.00      40,772.83     779,654.55     780,783.42     780,847.93     780,880.22

                                      III-4

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                           SERIES A-2 EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE           N9630A         N9615W         N9616G         N9617R         N9618A         N9619V         N9620D
-----------------        ------------   ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2002......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2003...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2003......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2004...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2004......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2005...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2005......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2006...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2006......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2007...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2007......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2008...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2008......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2009...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2009......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2010......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2011...........  2,020,198.87   2,448,523.27   2,395,243.39   2,161,699.34   2,249,253.31   2,282,267.12   1,943,187.30

REGULAR
DISTRIBUTION DATE           N9622A         N9624T         N9625W         N9626F         N9628W         N9629H         N961TW
-----------------        ------------   ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2002......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2003...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2003......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2004...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2004......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2005...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2005......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2006...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2006......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2007...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2007......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2008...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2008......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2009...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2009......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2010......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2011...........  2,423,672.57   2,367,383.22   2,372,055.42   2,332,172.86   2,692,013.35   2,669,608.40   2,409,760.58

REGULAR
DISTRIBUTION DATE           N962TW         N963TW
-----------------        ------------   ------------
November 23, 2001......          0.00           0.00
May 23, 2002...........          0.00           0.00
November 23, 2002......          0.00           0.00
May 23, 2003...........          0.00           0.00
November 23, 2003......          0.00           0.00
May 23, 2004...........          0.00           0.00
November 23, 2004......          0.00           0.00
May 23, 2005...........          0.00           0.00
November 23, 2005......          0.00           0.00
May 23, 2006...........          0.00           0.00
November 23, 2006......          0.00           0.00
May 23, 2007...........          0.00           0.00
November 23, 2007......          0.00           0.00
May 23, 2008...........          0.00           0.00
November 23, 2008......          0.00           0.00
May 23, 2009...........          0.00           0.00
November 23, 2009......          0.00           0.00
May 23, 2010...........          0.00           0.00
November 23, 2010......          0.00           0.00
May 23, 2011...........  2,380,082.45   2,419,010.66

REGULAR
DISTRIBUTION DATE           N964TW         N965TW         N966TW         N967TW         N968TW         N969TW         N970TW
-----------------        ------------   ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2002......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2003...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2003......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2004...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2004......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2005...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2005......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2006...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2006......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2007...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2007......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2008...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2008......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2009...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2009......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2010......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2011...........  2,402,720.30   2,367,955.93   2,315,892.16   2,389,604.94   2,389,604.94   2,389,604.94   2,361,933.88

REGULAR
DISTRIBUTION DATE           N971TW         N972TW         N9677W         N979TW         N980TW         N9681B         N982TW
-----------------        ------------   ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2002......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2003...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2003......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2004...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2004......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2005...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2005......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2006...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2006......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2007...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2007......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2008...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2008......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2009...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2009......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...........          0.00           0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2010......          0.00           0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2011...........  2,306,310.87   2,242,124.79   2,178,166.34   2,023,864.94   1,991,097.69   2,186,882.81   1,972,946.83

REGULAR
DISTRIBUTION DATE           N983TW         N984TW
-----------------        ------------   ------------
November 23, 2001......          0.00           0.00
May 23, 2002...........          0.00           0.00
November 23, 2002......          0.00           0.00
May 23, 2003...........          0.00           0.00
November 23, 2003......          0.00           0.00
May 23, 2004...........          0.00           0.00
November 23, 2004......          0.00           0.00
May 23, 2005...........          0.00           0.00
November 23, 2005......          0.00           0.00
May 23, 2006...........          0.00           0.00
November 23, 2006......          0.00           0.00
May 23, 2007...........          0.00           0.00
November 23, 2007......          0.00           0.00
May 23, 2008...........          0.00           0.00
November 23, 2008......          0.00           0.00
May 23, 2009...........          0.00           0.00
November 23, 2009......          0.00           0.00
May 23, 2010...........          0.00           0.00
November 23, 2010......          0.00           0.00
May 23, 2011...........  1,905,956.09   1,882,158.87

                                      III-5

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                           SERIES A-2 EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE             N937AN          N944AN          N945AN          N946AN          N952AA          N953AN
-----------------          -------------   -------------   -------------   -------------   -------------   -------------
November 23, 2001........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2002.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2002........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2003.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2003........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2004.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2004........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2005.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2005........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2006.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2006........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2007.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2007........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2008.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2008........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2009.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2009........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2010.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2010........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2011.............  14,552,283.53   15,011,600.15   15,011,600.15   15,011,600.15   15,260,460.98   15,118,108.22

REGULAR
DISTRIBUTION DATE             N954AN          N955AN          N956AN          N957AN          N788AN          N789AN
-----------------          -------------   -------------   -------------   -------------   -------------   -------------
November 23, 2001........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2002.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2002........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2003.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2003........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2004.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2004........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2005.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2005........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2006.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2006........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2007.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2007........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2008.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2008........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2009.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2009........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2010.............           0.00            0.00            0.00            0.00            0.00            0.00
November 23, 2010........           0.00            0.00            0.00            0.00            0.00            0.00
May 23, 2011.............  15,118,108.22   15,157,281.97   15,158,340.72   15,528,396.53   42,043,187.27   42,117,954.66

REGULAR
DISTRIBUTION DATE             N790AN          N791AN
-----------------          -------------   -------------
November 23, 2001........           0.00            0.00
May 23, 2002.............           0.00            0.00
November 23, 2002........           0.00            0.00
May 23, 2003.............           0.00            0.00
November 23, 2003........           0.00            0.00
May 23, 2004.............           0.00            0.00
November 23, 2004........           0.00            0.00
May 23, 2005.............           0.00            0.00
November 23, 2005........           0.00            0.00
May 23, 2006.............           0.00            0.00
November 23, 2006........           0.00            0.00
May 23, 2007.............           0.00            0.00
November 23, 2007........           0.00            0.00
May 23, 2008.............           0.00            0.00
November 23, 2008........           0.00            0.00
May 23, 2009.............           0.00            0.00
November 23, 2009........           0.00            0.00
May 23, 2010.............           0.00            0.00
November 23, 2010........           0.00            0.00
May 23, 2011.............  42,122,227.09   42,124,891.93

                                      III-6

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                            SERIES B EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                 N9630A       N9615W       N9616G       N9617R       N9618A       N9619V       N9620D
-----------------               ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001.............  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2002..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2002.............  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2003..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2003.............  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2004..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2004.............  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2005..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2005.............  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2006..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2006.............  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2007..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2007.............   62,585.93   145,859.58   145,859.58    92,673.17   145,859.58   145,859.58    89,294.08
May 23, 2008..................   18,627.81   145,859.58   145,859.58         0.00   145,859.58     9,546.21         0.00
November 23, 2008.............        0.00    71,945.93         0.00         0.00         0.00         0.00         0.00
May 23, 2009..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2009.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2010..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012..................  145,859.58   145,859.58   145,859.58   106,932.59   145,859.58   145,859.58    31,532.71
November 23, 2012.............   73,507.66   145,859.58   112,747.02         0.00         0.00         0.00         0.00
May 23, 2013..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2013.............   80,010.46   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58         0.00
May 23, 2014..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2014.............   88,786.57   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2015..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2015.............   63,315.07   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2016..................  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2016.............  145,859.58   145,859.58   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2017..................  145,859.58    73,913.65   145,859.58   113,116.88   145,859.58   145,859.58   120,826.80
November 23, 2017.............  145,859.58         0.00    33,112.56   113,116.88   145,859.58   145,859.58   120,826.80
May 23, 2018..................  145,859.58         0.00         0.00   113,116.88         0.00   136,313.37   120,826.80
November 23, 2018.............  145,859.58         0.00         0.00    26,627.99         0.00         0.00   120,826.80
May 23, 2019..................   50,745.23         0.00         0.00         0.00         0.00         0.00   120,826.80

REGULAR
DISTRIBUTION DATE                 N9622A       N9624T       N9625W       N9626F       N9628W       N9629H       N961TW
-----------------               ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2002..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2002.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2003..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2003.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2004..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2004.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2005..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2005.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2006..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2006.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2007..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2007.............  145,859.58   145,859.58   145,859.58   145,859.58         0.00         0.00         0.00
May 23, 2008..................   78,418.03    69,188.68     8,423.92         0.00         0.00         0.00         0.00
November 23, 2008.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2009..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2009.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2010..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012..................  145,859.58   145,859.58   145,859.58   130,128.75   122,639.96    67,485.47    96,158.90
November 23, 2012.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2013..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2013.............  145,859.58   145,859.58   145,859.58    99,507.97   145,859.58   145,859.58    49,700.67
May 23, 2014..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2014.............  145,859.58   120,112.27    96,381.57    85,318.81   145,859.58   145,859.58   145,859.58
May 23, 2015..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2015.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2016..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2016.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2017..................  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2017.............  145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
May 23, 2018..................   67,441.55   102,418.20   145,859.58   145,859.58   145,859.58   145,859.58   145,859.58
November 23, 2018.............        0.00         0.00    41,054.08   122,623.20   145,859.58   145,859.58   145,859.58
May 23, 2019..................        0.00         0.00         0.00         0.00    23,219.61    78,374.10   145,859.58

REGULAR
DISTRIBUTION DATE                 N962TW       N963TW
-----------------               ----------   ----------
November 23, 2001.............  145,859.58   145,859.58
May 23, 2002..................  145,859.58   145,859.58
November 23, 2002.............  145,859.58   145,859.58
May 23, 2003..................  145,859.58   145,859.58
November 23, 2003.............  145,859.58   145,859.58
May 23, 2004..................  145,859.58   145,859.58
November 23, 2004.............  145,859.58   145,859.58
May 23, 2005..................  145,859.58   145,859.58
November 23, 2005.............  145,859.58   142,312.48
May 23, 2006..................  145,859.58   145,859.58
November 23, 2006.............  145,859.58   122,266.96
May 23, 2007..................  145,859.58    71,667.14
November 23, 2007.............        0.00         0.00
May 23, 2008..................        0.00         0.00
November 23, 2008.............        0.00         0.00
May 23, 2009..................        0.00         0.00
November 23, 2009.............        0.00         0.00
May 23, 2010..................        0.00         0.00
November 23, 2010.............        0.00         0.00
May 23, 2011..................        0.00         0.00
November 23, 2011.............        0.00         0.00
May 23, 2012..................   70,863.53   119,259.84
November 23, 2012.............        0.00         0.00
May 23, 2013..................  145,859.58   145,859.58
November 23, 2013.............   74,996.05   127,931.90
May 23, 2014..................  145,859.58   145,859.58
November 23, 2014.............  145,859.58   145,859.58
May 23, 2015..................  145,859.58   145,859.58
November 23, 2015.............  145,859.58   145,859.58
May 23, 2016..................  145,859.58   145,859.58
November 23, 2016.............  145,859.58   145,859.58
May 23, 2017..................  145,859.58   145,859.58
November 23, 2017.............  145,859.58   145,859.58
May 23, 2018..................  145,859.58   145,859.58
November 23, 2018.............  145,859.58   145,859.58
May 23, 2019..................  145,859.58   145,859.58

                                      III-7

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                            SERIES B EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                  N964TW       N965TW       N966TW       N967TW       N968TW       N969TW       N970TW
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2002...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2002..............  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2003...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2003..............  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2004...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2004..............  141,800.66   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2005...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2005..............  139,868.52   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2006...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2006..............  104,609.24   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2007...................   79,401.23    90,117.58   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2007..............        0.00         0.00         0.00         0.00         0.00     4,706.15         0.00
May 23, 2008...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2008..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2009...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2009..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2010...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012...................  140,823.77    97,260.86    49,641.91   160,200.76   175,298.47   181,209.30   181,049.86
November 23, 2012..............        0.00         0.00         0.00         0.00    32,649.25   128,905.83   103,361.59
May 23, 2013...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2013..............  122,794.49   113,516.98   103,114.45     2,236.37    32,306.56     8,503.36    18,572.68
May 23, 2014...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2014..............  145,859.58   150,447.71   152,756.36   162,437.14   110,342.66    39,093.94    59,115.58
May 23, 2015...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2015..............  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2016...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2016..............  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2017...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2017..............  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2018...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
November 23, 2018..............  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86
May 23, 2019...................  145,859.58   150,447.71   152,756.36   162,437.14   175,298.47   181,209.30   181,049.86

REGULAR
DISTRIBUTION DATE                  N971TW       N972TW       N9677W       N979TW       N980TW       N9681B       N982TW
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2002...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2002..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2003...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2003..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2004...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2004..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2005...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2005..............  181,049.86   181,049.86   127,590.78   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2006...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2006..............  181,049.86   181,049.86   127,071.88   176,192.26   147,208.25   160,750.83    43,306.50
May 23, 2007...................  181,049.86   181,049.86   151,200.17   111,120.99    97,321.45   160,750.83   158,541.08
November 23, 2007..............        0.00    47,176.65         0.00         0.00         0.00     6,687.62         0.00
May 23, 2008...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2008..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2009...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2009..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2010...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2012..............   59,532.58    49,774.07         0.00   108,892.13   151,675.68         0.00   169,340.12
May 23, 2013...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2013..............   61,361.48    32,732.53    47,737.67    29,785.79    29,785.79    61,390.48    30,760.09
May 23, 2014...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2014..............   60,155.78    51,366.59   151,200.17   102,585.59   102,585.59    92,672.72   120,678.89
May 23, 2015...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2015..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2016...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2016..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2017...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2017..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2018...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
November 23, 2018..............  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90
May 23, 2019...................  181,049.86   181,049.86   151,200.17   176,192.26   176,192.26   160,750.83   174,208.90

REGULAR
DISTRIBUTION DATE                  N983TW       N984TW
-----------------                ----------   ----------
November 23, 2001..............  174,208.90   174,208.90
May 23, 2002...................  174,208.90   174,208.90
November 23, 2002..............  174,208.90   174,208.90
May 23, 2003...................  174,208.90   174,208.90
November 23, 2003..............  174,208.90   174,208.90
May 23, 2004...................  174,208.90   174,208.90
November 23, 2004..............  174,208.90   174,208.90
May 23, 2005...................  174,208.90   174,208.90
November 23, 2005..............  138,894.19   132,291.27
May 23, 2006...................  174,208.90   174,208.90
November 23, 2006..............   28,284.23    24,982.74
May 23, 2007...................  165,275.14   161,594.32
November 23, 2007..............        0.00         0.00
May 23, 2008...................   38,734.14    44,005.37
November 23, 2008..............        0.00         0.00
May 23, 2009...................        0.00         0.00
November 23, 2009..............        0.00         0.00
May 23, 2010...................        0.00         0.00
November 23, 2010..............        0.00         0.00
May 23, 2011...................        0.00         0.00
November 23, 2011..............        0.00         0.00
May 23, 2012...................  174,208.90   174,208.90
November 23, 2012..............  174,208.90   174,208.90
May 23, 2013...................  174,208.90   174,208.90
November 23, 2013..............   30,760.09    39,074.08
May 23, 2014...................  174,208.90   174,208.90
November 23, 2014..............  120,678.89   120,678.89
May 23, 2015...................  174,208.90   174,208.90
November 23, 2015..............  174,208.90   174,208.90
May 23, 2016...................  174,208.90   174,208.90
November 23, 2016..............  174,208.90   174,208.90
May 23, 2017...................  174,208.90   174,208.90
November 23, 2017..............  174,208.90   174,208.90
May 23, 2018...................  174,208.90   174,208.90
November 23, 2018..............  174,208.90   174,208.90
May 23, 2019...................  174,208.90   174,208.90

                                      III-8

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                            SERIES B EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                   N937AN         N944AN         N945AN         N946AN         N952AA         N953AN
-----------------                ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...................          0.00           0.00           0.00           0.00           0.00       7,199.30
November 23, 2002..............    237,093.35     113,229.82     113,229.82     113,229.82     115,089.25     356,343.55
May 23, 2003...................    340,007.61     346,699.86     346,699.86     346,699.86     352,393.29     349,136.55
November 23, 2003..............    332,915.86     339,543.16     339,543.16     339,543.16     345,119.06     341,929.55
May 23, 2004...................    325,824.11     332,386.46     332,386.46     332,386.46     337,844.83     334,722.55
November 23, 2004..............    318,732.36     325,229.75     325,229.75     325,229.75     330,570.61     327,515.55
May 23, 2005...................    311,640.60     318,073.05     318,073.05     318,073.05     323,296.38     320,308.55
November 23, 2005..............    304,548.85     310,916.35     310,916.35     310,916.35     316,022.15     313,101.55
May 23, 2006...................    297,457.10     303,759.65     303,759.65     303,759.65     308,747.93     305,894.55
November 23, 2006..............    290,365.35     296,602.95     296,602.95     296,602.95     301,473.70     298,687.55
May 23, 2007...................    283,273.59     289,446.25     289,446.25     289,446.25     294,199.47     291,480.55
November 23, 2007..............    276,181.84     282,289.55     282,289.55     282,289.55     286,925.25     284,273.55
May 23, 2008...................    269,090.09     275,132.85     275,132.85     275,132.85     279,651.02     277,066.55
November 23, 2008..............    261,998.33     267,976.15     267,976.15     267,976.15     272,376.79     269,859.55
May 23, 2009...................    600,038.54     616,268.93     616,268.93     616,268.93     626,389.16     620,600.21
November 23, 2009..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...................    210,413.43     213,789.48     213,789.48     213,789.48     217,300.29     215,292.05
November 23, 2010..............    232,195.45     237,900.32     237,900.32     237,900.32     241,807.06     239,572.34
May 23, 2011...................  3,046,935.85   3,142,172.91   3,142,172.91   3,142,172.91   3,193,772.98   3,164,256.83

REGULAR
DISTRIBUTION DATE                   N954AN         N955AN         N956AN         N957AN         N788AN         N789AN
-----------------                ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...................      7,199.30       7,217.78       7,218.29           0.00   1,900,000.00   1,900,000.00
November 23, 2002..............    356,343.55     357,258.26     357,282.98     237,886.18     680,639.57     681,845.88
May 23, 2003...................    349,136.55     350,032.76     350,056.98     354,624.39     976,082.33     977,812.27
November 23, 2003..............    341,929.55     342,807.26     342,830.98     347,378.89     197,632.00     200,640.76
May 23, 2004...................    334,722.55     335,581.76     335,604.98     340,133.39     624,335.40     625,441.92
November 23, 2004..............    327,515.55     328,356.26     328,378.98     332,887.89     484,127.02     484,985.05
May 23, 2005...................    320,308.55     321,130.76     321,152.98     325,642.39   1,310,837.24   1,313,160.48
November 23, 2005..............    313,101.55     313,905.26     313,926.98     318,396.89     458,098.55     458,910.45
May 23, 2006...................    305,894.55     306,679.76     306,700.98     311,151.39   1,255,430.66   1,257,655.70
November 23, 2006..............    298,687.55     299,454.26     299,474.98     303,905.89     432,070.08     432,835.86
May 23, 2007...................    291,480.55     292,228.76     292,248.98     296,660.39     813,212.23     814,653.51
November 23, 2007..............    284,273.55     285,003.26     285,022.98     289,414.89     792,853.46     794,258.66
May 23, 2008...................    277,066.55     277,777.76     277,796.98     282,169.39   1,144,617.49   1,146,646.13
November 23, 2008..............    269,859.55     270,552.26     270,570.98     274,923.89     380,013.15     380,686.66
May 23, 2009...................    620,600.21     622,193.26     622,236.32     634,783.73   1,322,570.30   1,325,623.27
November 23, 2009..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...................    215,292.05     215,844.69     215,859.63     217,909.15     604,047.74     605,118.31
November 23, 2010..............    239,572.34     240,187.31     240,203.93     244,474.89     666,578.83     667,760.22
May 23, 2011...................  3,164,256.83   3,172,379.32   3,172,598.85   3,249,328.11   8,747,040.16   8,762,542.81

REGULAR
DISTRIBUTION DATE                   N790AN         N791AN
-----------------                ------------   ------------
November 23, 2001..............          0.00           0.00
May 23, 2002...................  1,900,000.00   1,900,000.00
November 23, 2002..............    681,914.82     681,949.28
May 23, 2003...................    977,911.12     977,960.55
November 23, 2003..............    200,812.69     200,898.66
May 23, 2004...................    625,505.15     625,536.77
November 23, 2004..............    485,034.08     485,058.60
May 23, 2005...................  1,313,293.24   1,313,359.61
November 23, 2005..............    458,956.85     458,980.05
May 23, 2006...................  1,257,782.84   1,257,846.41
November 23, 2006..............    432,879.61     432,901.49
May 23, 2007...................    814,735.87     814,777.05
November 23, 2007..............    794,338.96     794,379.11
May 23, 2008...................  1,146,762.05   1,146,820.02
November 23, 2008..............    380,725.14     380,744.39
May 23, 2009...................  1,325,797.72   1,325,884.95
November 23, 2009..............          0.00           0.00
May 23, 2010...................    605,179.48     605,210.07
November 23, 2010..............    667,827.73     667,861.49
May 23, 2011...................  8,763,428.68   8,763,871.61

                                      III-9

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                            SERIES C EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                 N9630A       N9615W       N9616G       N9617R       N9618A       N9619V       N9620D
-----------------               ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2002..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2002.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2003..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2003.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2004..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2004.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2005..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2005.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2006..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2006.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2007..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2007.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2008..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2008.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2009..................  120,014.43    52,695.66    71,547.92   111,131.86    98,573.60   118,949.09   120,014.43
November 23, 2009.............   38,361.20         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2010..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2012.............        0.00   120,014.43    79,167.88         0.00    25,116.51         0.00    95,903.01
May 23, 2013..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2013.............        0.00   120,014.43   120,014.43   120,014.43   120,014.43    98,126.19         0.00
May 23, 2014..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2014.............  112,354.60   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43    54,812.79
May 23, 2015..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2015.............  120,014.43    98,020.14   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2016..................  120,014.43         0.00         0.00    39,583.94    27,025.68    53,654.96   120,014.43

REGULAR
DISTRIBUTION DATE                 N9622A       N9624T       N9625W       N9626F       N9628W       N9629H       N961TW
-----------------               ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2002..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2002.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2003..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2003.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2004..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2004.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2005..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2005.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2006..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2006.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2007..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2007.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2008..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2008.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2009..................   92,007.68    98,780.27    93,560.82    80,391.30   120,014.43   120,014.43    91,032.09
November 23, 2009.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2010..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2012.............   80,287.05    82,054.63    91,480.48   120,014.43    33,007.36    36,815.03   120,014.43
May 23, 2013..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2013.............  120,014.43   120,014.43   120,014.43   120,014.43    48,932.92    43,602.18    85,431.87
May 23, 2014..................  120,014.43   116,248.50   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2014.............   21,924.14         0.00         0.00         0.00   120,014.43   120,014.43         0.00
May 23, 2015..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2015.............  120,014.43    93,661.26    85,688.93    70,324.50   120,014.43   120,014.43    94,266.27
May 23, 2016..................   76,511.35   120,014.43   120,014.43   120,014.43    68,775.52    70,298.58   120,014.43

REGULAR
DISTRIBUTION DATE                 N962TW       N963TW
-----------------               ----------   ----------
November 23, 2001.............  120,014.43   120,014.43
May 23, 2002..................  120,014.43   120,014.43
November 23, 2002.............  120,014.43   120,014.43
May 23, 2003..................  120,014.43   120,014.43
November 23, 2003.............  120,014.43   120,014.43
May 23, 2004..................  120,014.43   120,014.43
November 23, 2004.............  120,014.43   120,014.43
May 23, 2005..................  120,014.43   120,014.43
November 23, 2005.............  120,014.43   120,014.43
May 23, 2006..................  120,014.43   120,014.43
November 23, 2006.............  120,014.43   120,014.43
May 23, 2007..................  120,014.43   120,014.43
November 23, 2007.............  120,014.43   120,014.43
May 23, 2008..................  120,014.43   120,014.43
November 23, 2008.............  120,014.43   120,014.43
May 23, 2009..................   99,912.80   111,314.08
November 23, 2009.............        0.00         0.00
May 23, 2010..................        0.00         0.00
November 23, 2010.............        0.00         0.00
May 23, 2011..................        0.00         0.00
November 23, 2011.............        0.00         0.00
May 23, 2012..................  120,014.43   120,014.43
November 23, 2012.............  120,014.43   119,828.99
May 23, 2013..................  120,014.43   120,014.43
November 23, 2013.............   56,569.56         0.00
May 23, 2014..................  120,014.43   120,014.43
November 23, 2014.............        0.00    39,587.16
May 23, 2015..................  120,014.43   120,014.43
November 23, 2015.............  114,247.87   120,014.43
May 23, 2016..................  120,014.43   120,014.43

                                      III-10

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                            SERIES C EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                 N964TW       N965TW       N966TW       N967TW       N968TW       N969TW       N970TW
-----------------               ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2002..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2002.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2003..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2003.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2004..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2004.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2005..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2005.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2006..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2006.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2007..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2007.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2008..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2008.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2009..................  116,777.06   110,933.87   110,196.01    88,440.29    99,208.56    98,371.53   102,475.72
November 23, 2009.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2010..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2012.............  104,805.78   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2013..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2013.............        0.00     1,720.25     5,778.45    93,855.21    58,858.35    61,578.68    48,240.08
May 23, 2014..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2014.............   49,147.39    38,061.67    34,741.33         0.00         0.00         0.00         0.00
May 23, 2015..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2015.............  120,014.43   120,014.43   120,014.43    88,434.73   112,663.32   110,780.02   120,014.43
May 23, 2016..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43

REGULAR
DISTRIBUTION DATE                 N971TW       N972TW       N9677W       N979TW       N980TW       N9681B       N982TW
-----------------               ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2002..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2002.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2003..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2003.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2004..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2004.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2005..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2005.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2006..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2006.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2007..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2007.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2008..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2008.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2009..................  111,151.40   102,475.72    98,681.24   120,014.43   120,014.43   102,475.72   120,014.43
November 23, 2009.............        0.00         0.00         0.00    26,440.44    52,630.33         0.00    54,069.06
May 23, 2010..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2010.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2011..................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2011.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2012..................  120,014.43   120,014.43   120,014.43   120,014.43    87,069.98   120,014.43    83,233.37
November 23, 2012.............  120,014.43   120,014.43   120,014.43    29,801.90         0.00   120,014.43         0.00
May 23, 2013..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2013.............      523.85    48,240.08    86,184.86         0.00    11,015.49    48,240.08    13,413.36
May 23, 2014..................  120,014.43   120,014.43    85,864.13   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2014.............   39,040.55         0.00         0.00    94,473.45   120,014.43         0.00   120,014.43
May 23, 2015..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
November 23, 2015.............  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43
May 23, 2016..................  120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43   120,014.43

REGULAR
DISTRIBUTION DATE                 N983TW       N984TW
-----------------               ----------   ----------
November 23, 2001.............  120,014.43   120,014.43
May 23, 2002..................  120,014.43   120,014.43
November 23, 2002.............  120,014.43   120,014.43
May 23, 2003..................  120,014.43   120,014.43
November 23, 2003.............  120,014.43   120,014.43
May 23, 2004..................  120,014.43   120,014.43
November 23, 2004.............  120,014.43   120,014.43
May 23, 2005..................  120,014.43   120,014.43
November 23, 2005.............  120,014.43   120,014.43
May 23, 2006..................  120,014.43   120,014.43
November 23, 2006.............  120,014.43   120,014.43
May 23, 2007..................  120,014.43   120,014.43
November 23, 2007.............  120,014.43   120,014.43
May 23, 2008..................  120,014.43   120,014.43
November 23, 2008.............  120,014.43   120,014.43
May 23, 2009..................  120,014.43   120,014.43
November 23, 2009.............   78,471.95    85,281.57
May 23, 2010..................        0.00         0.00
November 23, 2010.............        0.00         0.00
May 23, 2011..................        0.00         0.00
November 23, 2011.............        0.00         0.00
May 23, 2012..................   18,159.00         0.00
November 23, 2012.............        0.00         0.00
May 23, 2013..................  120,014.43   120,014.43
November 23, 2013.............   54,084.85    65,434.22
May 23, 2014..................  120,014.43   120,014.43
November 23, 2014.............  120,014.43   120,014.43
May 23, 2015..................  120,014.43   120,014.43
November 23, 2015.............  120,014.43   120,014.43
May 23, 2016..................  120,014.43   120,014.43

                                      III-11

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                            SERIES C EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                   N937AN         N944AN         N945AN         N946AN         N952AA         N953AN
-----------------                ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...................          0.00           0.00           0.00           0.00           0.00     100,000.00
November 23, 2002..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2003...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2003..............          0.00           0.00           0.00           0.00           0.00      54,052.50
May 23, 2004...................    164,103.15      75,527.05      75,527.05      75,527.05      76,767.34     181,376.17
November 23, 2004..............    786,593.56     806,321.65     806,321.65     806,321.65     819,562.89     811,988.67
May 23, 2005...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2005..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2006...................    853,965.21     874,310.31     874,310.31     874,310.31     888,668.04     880,455.17
November 23, 2006..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2007...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2007..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2008...................    903,016.49     925,600.00     925,600.00     925,600.00     940,800.00     832,105.33
November 23, 2008..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2009...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2009..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2010..............  1,616,919.59   1,663,932.99   1,663,932.99   1,663,932.99   1,691,257.73   1,675,627.50

REGULAR
DISTRIBUTION DATE                   N954AN         N955AN         N956AN         N957AN         N788AN         N789AN
-----------------                ------------   ------------   ------------   ------------   ------------   ------------
November 23, 2001..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2002...................    100,000.00     200,000.00     200,000.00     600,000.00   1,800,000.00   1,800,000.00
November 23, 2002..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2003...................          0.00           0.00           0.00           0.00     900,000.00     900,000.00
November 23, 2003..............     54,052.50      54,191.25      54,195.00           0.00           0.00           0.00
May 23, 2004...................    181,376.17      81,841.75      81,854.33     649,740.33   1,800,000.00   1,800,000.00
November 23, 2004..............    811,988.67     814,073.00     814,129.33     829,005.96     968,194.90     969,960.92
May 23, 2005...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2005..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2006...................    880,455.17     882,715.25     882,776.33     397,838.21   2,543,148.80   2,547,656.10
November 23, 2006..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2007...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2007..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2008...................    832,105.33     834,498.00     834,562.67     451,575.67      14,501.72      19,312.71
November 23, 2008..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2009...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2009..............          0.00           0.00           0.00           0.00           0.00           0.00
May 23, 2010...................          0.00           0.00           0.00           0.00           0.00           0.00
November 23, 2010..............  1,675,627.50   1,679,928.75   1,680,045.00   1,615,183.50   4,389,063.92   4,400,032.99

REGULAR
DISTRIBUTION DATE                   N790AN         N791AN
-----------------                ------------   ------------
November 23, 2001..............          0.00           0.00
May 23, 2002...................  1,800,000.00   1,800,000.00
November 23, 2002..............          0.00           0.00
May 23, 2003...................    900,000.00     900,000.00
November 23, 2003..............          0.00           0.00
May 23, 2004...................  1,800,000.00   1,800,000.00
November 23, 2004..............    970,008.92     970,057.95
May 23, 2005...................          0.00           0.00
November 23, 2005..............          0.00           0.00
May 23, 2006...................  2,547,913.66   2,548,042.44
November 23, 2006..............          0.00           0.00
May 23, 2007...................          0.00           0.00
November 23, 2007..............          0.00           0.00
May 23, 2008...................     19,587.63      19,725.09
November 23, 2008..............          0.00           0.00
May 23, 2009...................          0.00           0.00
November 23, 2009..............          0.00           0.00
May 23, 2010...................          0.00           0.00
November 23, 2010..............  4,400,659.79   4,400,973.20

                                      III-12

                                  APPENDIX III

                       EQUIPMENT NOTE PRINCIPAL PAYMENTS

                            SERIES D EQUIPMENT NOTES

REGULAR
DISTRIBUTION DATE                  N9630A       N9615W       N9616G       N9617R       N9618A       N9619V       N9620D
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  159,999.99   160,000.00   160,000.00   159,999.99   160,000.00   160,000.00   160,000.00
May 23, 2002...................   99,444.44    99,444.44    99,444.44     8,964.46    99,444.44    99,444.44    99,444.44
November 23, 2002..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2003...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2003..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2004...................        0.00         0.00         0.00    45,780.98         0.00         0.00         0.00
November 23, 2004..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2005...................        0.00         0.00         0.00    94,425.85         0.00         0.00         0.00
November 23, 2005..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2006...................   60,555.60    60,555.56    60,555.59   128,116.81    60,555.56    60,555.56    60,555.56
November 23, 2006..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2007...................  159,999.99   160,000.00   159,999.99   160,000.00   160,000.00   160,000.00   160,000.00
November 23, 2007..............  159,999.99   160,000.00   159,999.99    42,711.92   160,000.00   160,000.00   160,000.00
May 23, 2008...................  159,999.99   160,000.00   159,999.99   159,999.99   160,000.00   160,000.00   160,000.00

REGULAR
DISTRIBUTION DATE                  N9622A       N9624T       N9625W       N9626F       N9628W       N9629H       N961TW
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   160,000.00
May 23, 2002...................   99,444.44    99,444.44    99,444.44    99,444.44    99,444.44    99,444.44    99,444.44
November 23, 2002..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2003...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2003..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2004...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2004..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2005...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2005..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2006...................   60,555.56    60,555.56    60,555.56    60,555.56    60,555.56    60,555.56    60,555.59
November 23, 2006..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2007...................  160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   159,999.99
November 23, 2007..............  160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   159,999.99
May 23, 2008...................  160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   160,000.00   159,999.99

REGULAR
DISTRIBUTION DATE                  N962TW       N963TW
-----------------                ----------   ----------
November 23, 2001..............  160,000.00   159,999.99
May 23, 2002...................   99,444.44    75,927.24
November 23, 2002..............        0.00         0.00
May 23, 2003...................        0.00         0.00
November 23, 2003..............        0.00         0.00
May 23, 2004...................        0.00         0.00
November 23, 2004..............        0.00         0.00
May 23, 2005...................        0.00         0.00
November 23, 2005..............        0.00         0.00
May 23, 2006...................   60,555.56   146,785.34
November 23, 2006..............        0.00         0.00
May 23, 2007...................  160,000.00   159,999.99
November 23, 2007..............  160,000.00    97,287.45
May 23, 2008...................  160,000.00   159,999.99

REGULAR
DISTRIBUTION DATE                  N964TW       N965TW       N966TW       N967TW       N968TW       N969TW       N970TW
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  159,999.99   159,999.99   160,000.00   160,000.00   160,000.00   159,999.99   160,000.00
May 23, 2002...................   72,323.23    99,444.44    99,444.44    99,444.44    99,444.44    99,444.44    99,444.44
November 23, 2002..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2003...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2003..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2004...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2004..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2005...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2005..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2006...................  159,999.99    60,555.60    60,555.56    60,555.56    60,555.56    60,555.60    60,555.56
November 23, 2006..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2007...................  159,999.99   159,999.99   160,000.00   160,000.00   160,000.00   159,999.99   160,000.00
November 23, 2007..............   87,676.81   159,999.99   160,000.00   160,000.00   160,000.00   159,999.99   160,000.00
May 23, 2008...................  159,999.99   159,999.99   160,000.00   160,000.00   160,000.00   159,999.99   160,000.00

REGULAR
DISTRIBUTION DATE                  N971TW       N972TW       N9677W       N979TW       N980TW       N9681B       N982TW
-----------------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
November 23, 2001..............  160,000.00   160,000.00   159,999.99   160,000.00   160,000.00   160,000.00   159,999.99
May 23, 2002...................   99,444.44    99,444.44    81,551.30    99,444.44    99,444.44    99,444.44    75,816.47
November 23, 2002..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2003...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2003..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2004...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2004..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2005...................        0.00         0.00         0.00         0.00         0.00         0.00         0.00
November 23, 2005..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2006...................   60,555.56    60,555.56   126,163.77    60,555.56    60,555.56    60,555.56   147,191.47
November 23, 2006..............        0.00         0.00         0.00         0.00         0.00         0.00         0.00
May 23, 2007...................  160,000.00   160,000.00   159,999.99   160,000.00   160,000.00   160,000.00   159,999.99
November 23, 2007..............  160,000.00   160,000.00   112,284.96   160,000.00   160,000.00   160,000.00    96,992.09
May 23, 2008...................  160,000.00   160,000.00   159,999.99   160,000.00   160,000.00   160,000.00   159,999.99

REGULAR
DISTRIBUTION DATE                  N983TW       N984TW
-----------------                ----------   ----------
November 23, 2001..............  159,999.99   160,000.00
May 23, 2002...................   72,323.23    72,323.23
November 23, 2002..............        0.00         0.00
May 23, 2003...................        0.00         0.00
November 23, 2003..............        0.00         0.00
May 23, 2004...................        0.00         0.00
November 23, 2004..............        0.00         0.00
May 23, 2005...................        0.00         0.00
November 23, 2005..............        0.00         0.00
May 23, 2006...................  159,999.99   160,000.00
November 23, 2006..............        0.00         0.00
May 23, 2007...................  159,999.99   160,000.00
November 23, 2007..............   87,676.81    87,676.77
May 23, 2008...................  159,999.99   160,000.00

                                      III-13

                                  APPENDIX IV

                    LOAN TO VALUE RATIOS OF EQUIPMENT NOTES

                                  APPENDIX IV

                    LOAN TO VALUE RATIOS OF EQUIPMENT NOTES

                                          N9630A                                        N9615W
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $18.8           $28.3          66.5%          $17.8           $28.5           62.5%
May 23, 2002..........       17.1            27.3          62.7            17.0            27.5           61.8
May 23, 2003..........       16.1            26.4          61.2            15.7            26.5           59.0
May 23, 2004..........       15.2            25.4          60.0            14.7            25.5           57.5
May 23, 2005..........       14.3            24.4          58.3            13.7            24.6           55.6
May 23, 2006..........       13.2            23.5          56.3            12.6            23.6           53.2
May 23, 2007..........       12.2            22.5          54.0            11.5            22.6           50.9
May 23, 2008..........       10.7            21.5          49.7            10.7            21.7           49.3
May 23, 2009..........       10.2            20.6          49.4             9.9            20.7           48.1
May 23, 2010..........        9.5            19.6          48.5             9.3            19.7           47.3
May 23, 2011..........        7.5            18.6          40.1             6.9            18.8           36.7
May 23, 2012..........        7.2            17.7          40.8             6.6            17.8           37.2
May 23, 2013..........        6.4            16.4          39.0             6.0            16.5           36.5
May 23, 2014..........        5.4            15.1          35.5             4.8            15.2           31.7
May 23, 2015..........        4.2            13.8          30.3             3.6            13.9           25.7
May 23, 2016..........        3.0            12.5          23.7             2.4            12.6           19.4
May 23, 2017..........        2.0            11.3          17.4             1.5            11.3           12.9
May 23, 2018..........        0.8             9.6           8.8             0.7             9.7            6.7
May 23, 2019..........        0.4             8.0           4.9             0.4             8.1            4.9
May 23, 2020..........        0.4             6.4           6.2             0.2             6.5            3.5
May 23, 2021..........        0.0             0.0            NA             0.0             0.0             NA

                                          N9616G                                        N9617R
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $18.0           $28.5          62.9%          $18.1           $28.6           63.4%
May 23, 2002..........       17.2            28.0          61.2            17.0            28.1           60.5
May 23, 2003..........       15.7            27.1          58.1            15.8            27.1           58.2
May 23, 2004..........       14.8            26.1          56.7            14.9            26.2           56.8
May 23, 2005..........       13.8            25.1          54.8            13.8            25.2           55.0
May 23, 2006..........       12.7            24.2          52.4            12.8            24.2           52.7
May 23, 2007..........       11.6            23.2          50.3            11.6            23.2           50.0
May 23, 2008..........       10.8            22.2          48.5            10.5            22.3           47.3
May 23, 2009..........       10.0            21.2          47.1             9.7            21.3           45.7
May 23, 2010..........        9.4            20.3          46.3             9.1            20.3           44.9
May 23, 2011..........        7.0            19.3          36.2             7.0            19.3           35.9
May 23, 2012..........        6.7            18.3          36.7             6.7            18.4           36.6
May 23, 2013..........        6.1            17.2          35.8             6.1            17.2           35.7
May 23, 2014..........        4.9            15.9          31.1             5.0            15.9           31.4
May 23, 2015..........        3.7            14.6          25.4             3.8            14.6           26.2
May 23, 2016..........        2.6            13.3          19.2             2.7            13.3           20.3
May 23, 2017..........        1.5            12.0          12.5             1.7            12.0           14.3
May 23, 2018..........        0.7            10.5           6.2             0.7            10.6            6.4
May 23, 2019..........        0.4             8.9           4.4             0.4             8.9            4.4
May 23, 2020..........        0.4             7.3           5.4             0.4             7.3            5.4
May 23, 2021..........        0.0             0.0            NA             0.0             0.0             NA

                                  APPENDIX IV

                                          N9618A                                        N9619V
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $18.1           $28.7           63.1%         $18.3           $28.8          63.3%
May 23, 2002..........       16.8            28.2           59.6           16.9            28.4          59.4
May 23, 2003..........       15.7            27.2           57.8           15.8            27.4          57.7
May 23, 2004..........       14.8            26.2           56.3           14.9            26.4          56.3
May 23, 2005..........       13.8            25.3           54.5           13.8            25.4          54.5
May 23, 2006..........       12.7            24.3           52.2           12.8            24.4          52.2
May 23, 2007..........       11.7            23.3           50.0           11.8            23.4          50.2
May 23, 2008..........       10.8            22.3           48.2           10.9            22.5          48.5
May 23, 2009..........       10.0            21.4           46.7           10.1            21.5          47.0
May 23, 2010..........        9.4            20.4           45.9            9.5            20.5          46.2
May 23, 2011..........        7.1            19.4           36.6            7.2            19.5          36.8
May 23, 2012..........        6.8            18.4           37.1            6.9            18.5          37.4
May 23, 2013..........        6.3            17.3           36.4            6.4            17.4          37.0
May 23, 2014..........        5.1            16.0           31.8            5.2            16.1          32.6
May 23, 2015..........        3.8            14.7           26.2            4.0            14.7          27.1
May 23, 2016..........        2.7            13.4           20.0            2.8            13.4          20.9
May 23, 2017..........        1.6            12.1           13.3            1.7            12.1          14.4
May 23, 2018..........        0.7            10.6            6.2            0.7            10.7           6.1
May 23, 2019..........        0.4             9.0            4.4            0.4             9.0           4.4
May 23, 2020..........        0.4             7.3            5.4            0.4             7.4           5.4
May 23, 2021..........        0.0             0.0             NA            0.0             0.0            NA

                                          N9620D                                        N9622A
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE       VALUE RATIO     AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $18.4           $28.8          64.0%          $18.7           $30.1          62.2%
May 23, 2002..........       17.0            28.3          60.0            17.6            29.1          60.6
May 23, 2003..........       15.9            27.3          58.1            16.6            28.1          59.0
May 23, 2004..........       14.9            26.3          56.8            15.6            27.1          57.6
May 23, 2005..........       13.9            25.3          55.0            14.6            26.1          55.9
May 23, 2006..........       12.9            24.4          52.8            13.5            25.1          53.7
May 23, 2007..........       11.8            23.4          50.6            12.5            24.1          51.7
May 23, 2008..........       10.6            22.4          47.5            11.6            23.1          50.3
May 23, 2009..........        9.8            21.4          45.9            10.9            22.1          49.1
May 23, 2010..........        9.2            20.4          45.1            10.3            21.1          48.6
May 23, 2011..........        7.3            19.5          37.3             7.8            20.2          39.0
May 23, 2012..........        7.1            18.5          38.5             7.6            19.2          39.6
May 23, 2013..........        6.2            17.3          35.9             7.1            18.2          39.1
May 23, 2014..........        5.3            16.0          33.1             5.9            16.8          35.1
May 23, 2015..........        4.2            14.7          28.4             4.8            15.5          30.8
May 23, 2016..........        3.0            13.4          22.0             3.6            14.2          25.1
May 23, 2017..........        1.9            12.1          16.1             2.5            12.9          19.5
May 23, 2018..........        0.9            10.6           8.2             1.5            11.6          13.1
May 23, 2019..........        0.4             9.0           4.4             0.7             9.9           6.8
May 23, 2020..........        0.4             7.4           5.4             0.4             8.3           5.0
May 23, 2021..........        0.0             0.0            NA             0.0             0.0            NA

                                  APPENDIX IV

                                          N9624T                                        N9625W
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $18.8           $30.1           62.3%         $18.9           $30.2           62.4%
May 23, 2002..........       17.7            29.6           59.6           17.7            29.7           59.5
May 23, 2003..........       16.6            28.7           57.9           16.6            28.7           57.9
May 23, 2004..........       15.7            27.7           56.6           15.7            27.7           56.6
May 23, 2005..........       14.6            26.7           54.9           14.7            26.7           54.9
May 23, 2006..........       13.5            25.7           52.7           13.6            25.7           52.8
May 23, 2007..........       12.5            24.7           50.8           12.6            24.7           50.8
May 23, 2008..........       11.6            23.7           49.2           11.7            23.7           49.3
May 23, 2009..........       10.9            22.7           47.9           10.9            22.8           48.0
May 23, 2010..........       10.3            21.7           47.4           10.3            21.8           47.5
May 23, 2011..........        7.9            20.7           38.2            8.0            20.8           38.4
May 23, 2012..........        7.6            19.7           38.8            7.7            19.8           39.0
May 23, 2013..........        7.1            18.7           37.9            7.2            18.8           38.1
May 23, 2014..........        5.9            17.6           33.7            6.0            17.6           33.9
May 23, 2015..........        4.8            16.2           29.8            4.9            16.3           30.1
May 23, 2016..........        3.6            14.9           24.1            3.7            14.9           24.6
May 23, 2017..........        2.5            13.6           18.7            2.6            13.6           19.3
May 23, 2018..........        1.5            12.3           12.3            1.6            12.3           12.6
May 23, 2019..........        0.7            10.8            6.2            0.7            10.8            6.2
May 23, 2020..........        0.4             9.1            4.5            0.4             9.1            4.5
May 23, 2021..........        0.0             0.0             NA            0.0             0.0             NA

                                          N9626F                                        N9628W
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $18.9           $30.3           62.5%         $19.7           $30.7           64.3%
May 23, 2002..........       17.7            29.8           59.5           18.4            29.2           62.9
May 23, 2003..........       16.7            28.8           57.9           17.3            28.2           61.2
May 23, 2004..........       15.7            27.8           56.6           16.3            27.2           59.8
May 23, 2005..........       14.7            26.8           54.9           15.2            26.3           58.0
May 23, 2006..........       13.6            25.8           52.8           14.1            25.3           55.9
May 23, 2007..........       12.6            24.8           50.9           12.9            24.3           53.2
May 23, 2008..........       11.7            23.8           49.2           12.3            23.3           52.6
May 23, 2009..........       11.0            22.8           48.0           11.5            22.3           51.5
May 23, 2010..........       10.4            21.8           47.5           10.9            21.4           51.2
May 23, 2011..........        8.0            20.8           38.6            8.3            20.4           40.5
May 23, 2012..........        7.8            19.8           39.3            8.0            19.4           41.3
May 23, 2013..........        7.2            18.8           38.0            7.6            18.4           41.1
May 23, 2014..........        6.0            17.7           34.1            6.8            17.3           39.2
May 23, 2015..........        5.0            16.3           30.5            5.7            16.0           35.4
May 23, 2016..........        3.8            15.0           25.1            4.5            14.7           30.6
May 23, 2017..........        2.7            13.7           19.9            3.5            13.4           26.0
May 23, 2018..........        1.6            12.3           13.2            2.4            12.1           20.2
May 23, 2019..........        0.7            10.8            6.2            1.5            10.6           14.0
May 23, 2020..........        0.4             9.2            4.5            0.7             9.0            7.4
May 23, 2021..........        0.0             0.0             NA            0.0             0.0             NA

                                  APPENDIX IV

                                          N9629H                                        N961TW
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $19.7           $30.8          64.1%          $20.0           $31.4           63.7%
May 23, 2002..........       18.4            29.3          62.8            18.3            30.4           60.4
May 23, 2003..........       17.3            28.3          61.1            17.5            29.4           59.4
May 23, 2004..........       16.3            27.3          59.7            16.5            28.4           58.2
May 23, 2005..........       15.3            26.4          58.0            15.5            27.4           56.6
May 23, 2006..........       14.2            25.4          55.8            14.4            26.4           54.6
May 23, 2007..........       13.0            24.4          53.2            13.2            25.4           52.2
May 23, 2008..........       12.3            23.4          52.4            12.3            24.4           50.4
May 23, 2009..........       11.5            22.4          51.3            11.5            23.4           49.3
May 23, 2010..........       10.9            21.4          51.0            11.0            22.4           49.1
May 23, 2011..........        8.3            20.5          40.4             8.6            21.4           40.1
May 23, 2012..........        8.1            19.5          41.5             8.3            20.4           41.0
May 23, 2013..........        7.6            18.5          41.3             7.8            19.4           40.3
May 23, 2014..........        6.9            17.4          39.5             6.9            18.4           37.4
May 23, 2015..........        5.7            16.0          35.6             5.8            17.0           34.1
May 23, 2016..........        4.5            14.7          30.8             4.6            15.7           29.4
May 23, 2017..........        3.5            13.4          26.3             3.6            14.4           25.1
May 23, 2018..........        2.5            12.1          20.6             2.6            13.0           19.7
May 23, 2019..........        1.5            10.6          14.0             1.5            11.7           12.7
May 23, 2020..........        0.7             9.0           7.4             0.7            10.0            6.6
May 23, 2021..........        0.0             0.0            NA             0.0             0.0             NA

                                          N962TW                                        N963TW
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $20.0           $31.4          63.6%          $20.0           $31.4           63.8%
May 23, 2002..........       18.3            30.4          60.4            18.4            30.4           60.5
May 23, 2003..........       17.5            29.4          59.4            17.5            29.4           59.5
May 23, 2004..........       16.5            28.4          58.2            16.5            28.4           58.3
May 23, 2005..........       15.5            27.4          56.6            15.5            27.4           56.7
May 23, 2006..........       14.4            26.4          54.6            14.4            26.4           54.7
May 23, 2007..........       13.2            25.4          52.2            13.2            25.4           52.1
May 23, 2008..........       12.3            24.4          50.4            12.4            24.4           50.8
May 23, 2009..........       11.5            23.4          49.3            11.6            23.4           49.7
May 23, 2010..........       11.0            22.4          49.0            11.1            22.4           49.4
May 23, 2011..........        8.6            21.4          40.2             8.6            21.4           40.4
May 23, 2012..........        8.4            20.4          41.2             8.4            20.4           41.2
May 23, 2013..........        7.8            19.4          40.4             7.9            19.4           40.6
May 23, 2014..........        6.9            18.4          37.5             6.9            18.4           37.7
May 23, 2015..........        5.8            17.0          34.2             5.8            17.0           34.2
May 23, 2016..........        4.6            15.7          29.4             4.6            15.7           29.4
May 23, 2017..........        3.6            14.4          25.1             3.6            14.4           25.1
May 23, 2018..........        2.6            13.0          19.7             2.6            13.0           19.7
May 23, 2019..........        1.5            11.7          12.7             1.5            11.7           12.7
May 23, 2020..........        0.7            10.0           6.6             0.7            10.0            6.6
May 23, 2021..........        0.0             0.0            NA             0.0             0.0             NA

                                  APPENDIX IV

                                          N964TW                                        N965TW
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $20.1           $31.5          64.0%          $20.2           $31.5           64.4%
May 23, 2002..........       18.4            30.5          60.3            18.4            30.5           60.4
May 23, 2003..........       17.5            29.4          59.4            17.5            29.4           59.5
May 23, 2004..........       16.5            28.4          58.2            16.6            28.4           58.3
May 23, 2005..........       15.5            27.4          56.6            15.6            27.4           56.8
May 23, 2006..........       14.4            26.4          54.5            14.5            26.4           54.8
May 23, 2007..........       13.2            25.4          52.0            13.3            25.4           52.5
May 23, 2008..........       12.4            24.4          50.7            12.4            24.4           50.7
May 23, 2009..........       11.6            23.4          49.6            11.6            23.4           49.6
May 23, 2010..........       11.1            22.4          49.4            11.1            22.4           49.4
May 23, 2011..........        8.7            21.4          40.4             8.7            21.4           40.6
May 23, 2012..........        8.4            20.4          41.2             8.5            20.4           41.6
May 23, 2013..........        7.9            19.4          40.6             7.9            19.4           40.8
May 23, 2014..........        6.9            18.4          37.7             7.0            18.4           37.9
May 23, 2015..........        5.8            17.1          34.1             5.9            17.1           34.4
May 23, 2016..........        4.6            15.7          29.3             4.6            15.7           29.5
May 23, 2017..........        3.6            14.4          25.0             3.6            14.4           25.1
May 23, 2018..........        2.6            13.1          19.6             2.6            13.1           19.7
May 23, 2019..........        1.5            11.7          12.7             1.5            11.7           12.7
May 23, 2020..........        0.7            10.0           6.6             0.7            10.0            6.6
May 23, 2021..........        0.0             0.0            NA             0.0             0.0             NA

                                          N966TW                                        N967TW
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $20.3           $31.5          64.6%          $20.6           $31.5           65.3%
May 23, 2002..........       18.4            30.5          60.4            18.5            30.5           60.5
May 23, 2003..........       17.5            29.4          59.5            17.6            29.5           59.6
May 23, 2004..........       16.6            28.4          58.4            16.7            28.5           58.4
May 23, 2005..........       15.6            27.4          56.8            15.7            27.5           56.9
May 23, 2006..........       14.5            26.4          54.9            14.6            26.5           55.0
May 23, 2007..........       13.4            25.4          52.5            13.4            25.5           52.7
May 23, 2008..........       12.4            24.4          50.6            12.5            24.5           51.0
May 23, 2009..........       11.6            23.4          49.5            11.7            23.5           50.0
May 23, 2010..........       11.0            22.4          49.3            11.2            22.5           49.8
May 23, 2011..........        8.7            21.4          40.8             8.8            21.5           41.0
May 23, 2012..........        8.6            20.4          41.9             8.5            20.5           41.6
May 23, 2013..........        7.9            19.4          40.9             8.0            19.5           41.0
May 23, 2014..........        7.0            18.4          38.0             7.0            18.4           38.0
May 23, 2015..........        5.9            17.1          34.5             5.9            17.1           34.7
May 23, 2016..........        4.6            15.7          29.6             4.7            15.8           29.9
May 23, 2017..........        3.6            14.4          25.2             3.7            14.4           25.4
May 23, 2018..........        2.6            13.1          19.7             2.6            13.1           19.8
May 23, 2019..........        1.5            11.7          12.7             1.5            11.7           12.7
May 23, 2020..........        0.7            10.0           6.6             0.7            10.1            6.6
May 23, 2021..........        0.0             0.0            NA             0.0             0.0             NA

                                  APPENDIX IV

                                               N968TW                                        N969TW
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $20.9           $31.5           66.3%         $21.0           $31.5           66.8%
May 23, 2002...............       18.5            30.5           60.6           18.5            30.5           60.7
May 23, 2003...............       17.6            29.5           59.7           17.7            29.5           59.9
May 23, 2004...............       16.7            28.5           58.5           16.7            28.5           58.7
May 23, 2005...............       15.7            27.5           57.0           15.8            27.5           57.3
May 23, 2006...............       14.6            26.5           55.2           14.7            26.5           55.4
May 23, 2007...............       13.4            25.5           52.7           13.5            25.5           53.0
May 23, 2008...............       12.6            24.5           51.7           12.7            24.5           51.9
May 23, 2009...............       11.9            23.5           50.7           12.0            23.5           51.0
May 23, 2010...............       11.3            22.5           50.5           11.4            22.5           50.8
May 23, 2011...............        9.0            21.5           41.7            9.0            21.5           42.1
May 23, 2012...............        8.7            20.5           42.3            8.7            20.5           42.7
May 23, 2013...............        8.1            19.5           41.5            8.0            19.5           41.3
May 23, 2014...............        7.1            18.4           38.5            7.1            18.4           38.4
May 23, 2015...............        6.1            17.1           35.4            6.1            17.1           35.7
May 23, 2016...............        4.8            15.8           30.3            4.8            15.8           30.6
May 23, 2017...............        3.7            14.4           25.8            3.7            14.4           25.9
May 23, 2018...............        2.6            13.1           20.0            2.6            13.1           20.1
May 23, 2019...............        1.5            11.7           12.7            1.5            11.7           12.7
May 23, 2020...............        0.7            10.1            6.6            0.7            10.1            6.6
May 23, 2021...............        0.0             0.0             NA            0.0             0.0             NA

                                               N970TW                                        N971TW
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $21.0           $31.5           66.7%         $21.0           $31.5           66.7%
May 23, 2002...............       18.5            30.5           60.7           18.6            30.5           60.8
May 23, 2003...............       17.7            29.5           59.9           17.7            29.5           60.0
May 23, 2004...............       16.8            28.5           58.7           16.8            28.5           58.9
May 23, 2005...............       15.8            27.5           57.3           15.8            27.5           57.4
May 23, 2006...............       14.7            26.5           55.4           14.7            26.5           55.6
May 23, 2007...............       13.5            25.5           53.0           13.6            25.5           53.2
May 23, 2008...............       12.7            24.5           51.9           12.7            24.5           51.9
May 23, 2009...............       12.0            23.5           51.0           12.0            23.5           50.9
May 23, 2010...............       11.4            22.5           50.8           11.4            22.5           50.8
May 23, 2011...............        9.1            21.5           42.2            9.1            21.5           42.4
May 23, 2012...............        8.8            20.5           42.8            8.8            20.5           43.0
May 23, 2013...............        8.1            19.5           41.4            8.1            19.5           41.6
May 23, 2014...............        7.1            18.5           38.6            7.2            18.5           38.8
May 23, 2015...............        6.1            17.1           35.7            6.1            17.1           35.7
May 23, 2016...............        4.8            15.8           30.5            4.8            15.8           30.5
May 23, 2017...............        3.7            14.4           25.9            3.7            14.4           25.9
May 23, 2018...............        2.6            13.1           20.1            2.6            13.1           20.1
May 23, 2019...............        1.5            11.7           12.7            1.5            11.7           12.7
May 23, 2020...............        0.7            10.1            6.6            0.7            10.1            6.6
May 23, 2021...............        0.0             0.0             NA            0.0             0.0             NA

                                  APPENDIX IV

                                               N972TW                                        N9677W
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $21.0           $31.5          66.7%          $20.4           $31.7          64.2%
May 23, 2002...............       18.6            31.0          59.8            18.4            31.2          59.1
May 23, 2003...............       17.7            30.0          59.0            17.6            30.2          58.2
May 23, 2004...............       16.8            29.0          57.9            16.6            29.2          57.0
May 23, 2005...............       15.8            28.0          56.4            15.6            28.2          55.4
May 23, 2006...............       14.8            27.0          54.6            14.5            27.2          53.5
May 23, 2007...............       13.6            26.0          52.4            13.4            26.2          51.1
May 23, 2008...............       12.7            25.0          50.7            12.4            25.1          49.3
May 23, 2009...............       11.9            24.0          49.7            11.6            24.1          48.2
May 23, 2010...............       11.4            23.0          49.5            11.1            23.1          47.9
May 23, 2011...............        9.1            22.0          41.5             8.9            22.1          40.3
May 23, 2012...............        8.8            21.0          42.1             8.6            21.1          40.9
May 23, 2013...............        8.1            20.0          40.6             7.9            20.1          39.5
May 23, 2014...............        7.1            19.0          37.5             6.9            19.1          36.4
May 23, 2015...............        6.1            17.8          34.4             5.9            17.9          32.8
May 23, 2016...............        4.8            16.4          29.3             4.6            16.5          28.1
May 23, 2017...............        3.7            15.1          24.8             3.6            15.2          23.8
May 23, 2018...............        2.6            13.8          19.1             2.6            13.8          18.6
May 23, 2019...............        1.5            12.4          12.0             1.5            12.5          11.9
May 23, 2020...............        0.7            10.9           6.1             0.7            11.0           6.0
May 23, 2021...............        0.0             0.0            NA             0.0             0.0            NA

                                               N979TW                                        N980TW
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $21.1           $31.8           66.1%         $21.1           $31.8           66.1%
May 23, 2002...............       18.7            31.3           59.6           18.7            31.3           59.7
May 23, 2003...............       17.8            30.3           58.8           17.9            30.3           58.9
May 23, 2004...............       16.9            29.3           57.8           17.0            29.3           57.9
May 23, 2005...............       16.0            28.3           56.4           16.0            28.3           56.6
May 23, 2006...............       14.9            27.3           54.7           14.9            27.3           54.8
May 23, 2007...............       13.8            26.3           52.5           13.8            26.3           52.7
May 23, 2008...............       12.4            25.2           49.2           12.5            25.2           49.4
May 23, 2009...............       12.0            24.2           49.4           12.0            24.2           49.6
May 23, 2010...............       11.4            23.2           49.0           11.4            23.2           49.1
May 23, 2011...............        9.4            22.2           42.2            9.4            22.2           42.4
May 23, 2012...............        9.0            21.2           42.7            9.1            21.2           43.0
May 23, 2013...............        8.2            20.2           40.4            8.2            20.2           40.6
May 23, 2014...............        7.2            19.1           37.7            7.2            19.1           37.8
May 23, 2015...............        6.1            18.0           33.8            6.1            18.0           33.8
May 23, 2016...............        4.8            16.6           28.8            4.8            16.6           28.8
May 23, 2017...............        3.7            15.2           24.4            3.7            15.2           24.4
May 23, 2018...............        2.6            13.9           18.9            2.6            13.9           18.9
May 23, 2019...............        1.5            12.5           11.9            1.5            12.5           11.9
May 23, 2020...............        0.7            11.0            6.0            0.7            11.0            6.0
May 23, 2021...............        0.0             0.0             NA            0.0             0.0             NA

                                  APPENDIX IV

                                          N9681B                                        N982TW
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $20.7           $31.8           64.9%         $21.0           $32.0           65.9%
May 23, 2002..........       18.5            31.3           59.0           18.7            31.5           59.5
May 23, 2003..........       17.6            30.3           58.2           17.9            30.4           58.7
May 23, 2004..........       16.7            29.3           57.0           17.0            29.4           57.7
May 23, 2005..........       15.7            28.3           55.5           16.0            28.4           56.4
May 23, 2006..........       14.6            27.3           53.7           14.8            27.4           54.2
May 23, 2007..........       13.5            26.3           51.4           13.8            26.4           52.3
May 23, 2008..........       12.5            25.2           49.3           12.5            25.3           49.3
May 23, 2009..........       11.7            24.2           48.3           12.0            24.3           49.4
May 23, 2010..........       11.2            23.2           48.1           11.4            23.3           49.0
May 23, 2011..........        9.0            22.2           40.4            9.4            22.3           42.4
May 23, 2012..........        8.7            21.2           41.0            9.1            21.3           42.8
May 23, 2013..........        8.0            20.2           39.6            8.2            20.2           40.5
May 23, 2014..........        7.0            19.1           36.4            7.2            19.2           37.7
May 23, 2015..........        5.9            18.0           33.1            6.1            18.0           33.6
May 23, 2016..........        4.7            16.6           28.3            4.8            16.7           28.7
May 23, 2017..........        3.7            15.2           24.0            3.7            15.3           24.3
May 23, 2018..........        2.6            13.9           18.6            2.6            13.9           18.8
May 23, 2019..........        1.5            12.5           11.9            1.5            12.6           11.8
May 23, 2020..........        0.7            11.0            6.0            0.7            11.1            6.0
May 23, 2021..........        0.0             0.0             NA            0.0             0.0             NA

                                          N983TW                                        N984TW
                        -------------------------------------------   -------------------------------------------
                          EQUIPMENT                                     EQUIPMENT
                            NOTE           ASSUMED                        NOTE           ASSUMED
                         OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                           BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                        (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                        -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001..........      $21.0           $32.0           65.9%         $21.0           $32.0           65.9%
May 23, 2002..........       18.7            31.5           59.6           18.7            31.5           59.6
May 23, 2003..........       17.9            30.4           58.8           17.9            30.4           58.8
May 23, 2004..........       17.0            29.4           57.8           17.0            29.4           57.9
May 23, 2005..........       16.0            28.4           56.4           16.0            28.4           56.4
May 23, 2006..........       14.9            27.4           54.3           14.9            27.4           54.3
May 23, 2007..........       13.8            26.4           52.4           13.8            26.4           52.5
May 23, 2008..........       12.5            25.3           49.4           12.5            25.3           49.5
May 23, 2009..........       12.0            24.3           49.4           12.0            24.3           49.5
May 23, 2010..........       11.4            23.3           48.9           11.4            23.3           48.9
May 23, 2011..........        9.5            22.3           42.6            9.5            22.3           42.7
May 23, 2012..........        9.1            21.3           43.0            9.1            21.3           43.1
May 23, 2013..........        8.2            20.2           40.7            8.2            20.2           40.7
May 23, 2014..........        7.2            19.2           37.7            7.2            19.2           37.7
May 23, 2015..........        6.1            18.0           33.6            6.1            18.0           33.6
May 23, 2016..........        4.8            16.7           28.7            4.8            16.7           28.7
May 23, 2017..........        3.7            15.3           24.3            3.7            15.3           24.3
May 23, 2018..........        2.6            13.9           18.8            2.6            13.9           18.8
May 23, 2019..........        1.5            12.6           11.8            1.5            12.6           11.8
May 23, 2020..........        0.7            11.1            6.0            0.7            11.1            6.0
May 23, 2021..........        0.0             0.0             NA            0.0             0.0             NA

                                  APPENDIX IV

                                               N937AN                                        N944AN
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $31.4           $45.9           68.5%         $31.7           $46.3           68.5%
May 23, 2002...............       30.2            44.4           67.9           30.7            45.6           67.4
May 23, 2003...............       29.2            43.0           68.0           29.9            44.1           67.8
May 23, 2004...............       28.1            41.6           67.5           28.8            42.7           67.5
May 23, 2005...............       26.3            40.2           65.5           27.0            41.3           65.5
May 23, 2006...............       24.5            38.8           63.1           25.2            39.8           63.1
May 23, 2007...............       23.5            37.3           63.0           24.2            38.4           63.0
May 23, 2008...............       21.7            35.9           60.3           22.3            37.0           60.3
May 23, 2009...............       20.3            34.5           58.8           20.9            35.5           58.8
May 23, 2010...............       19.5            33.1           58.9           20.1            34.1           58.9
May 23, 2011...............        0.0             0.0             NA            0.0             0.0             NA

                                               N945AN                                        N946AN
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $31.7           $46.3           68.5%         $31.7           $46.3           68.5%
May 23, 2002...............       30.7            45.6           67.4           30.7            45.6           67.4
May 23, 2003...............       29.9            44.1           67.8           29.9            44.1           67.8
May 23, 2004...............       28.8            42.7           67.5           28.8            42.7           67.5
May 23, 2005...............       27.0            41.3           65.5           27.0            41.3           65.5
May 23, 2006...............       25.2            39.8           63.1           25.2            39.8           63.1
May 23, 2007...............       24.2            38.4           63.0           24.2            38.4           63.0
May 23, 2008...............       22.3            37.0           60.3           22.3            37.0           60.3
May 23, 2009...............       20.9            35.5           58.8           20.9            35.5           58.8
May 23, 2010...............       20.1            34.1           58.9           20.1            34.1           58.9
May 23, 2011...............        0.0             0.0             NA            0.0             0.0             NA

                                               N952AA                                        N953AN
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $32.2           $47.0           68.5%         $32.9           $48.0           68.5%
May 23, 2002...............       31.2            46.3           67.4           31.2            45.9           68.1
May 23, 2003...............       30.4            44.9           67.8           30.2            44.4           67.9
May 23, 2004...............       29.3            43.4           67.5           28.9            43.0           67.3
May 23, 2005...............       27.5            41.9           65.5           27.1            41.6           65.2
May 23, 2006...............       25.6            40.5           63.1           25.2            40.1           62.9
May 23, 2007...............       24.6            39.0           63.0           24.3            38.7           62.7
May 23, 2008...............       22.7            37.6           60.3           22.5            37.2           60.3
May 23, 2009...............       21.3            36.1           58.8           21.1            35.8           58.8
May 23, 2010...............       20.4            34.7           58.9           20.2            34.4           58.9
May 23, 2011...............        0.0             0.0             NA            0.0             0.0             NA

                                  APPENDIX IV

                                               N954AN                                        N955AN
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $32.9           $48.0           68.5%         $33.0           $48.2           68.5%
May 23, 2002...............       31.2            45.9           68.1           31.2            46.0           67.8
May 23, 2003...............       30.2            44.4           67.9           30.2            44.6           67.7
May 23, 2004...............       28.9            43.0           67.3           29.0            43.1           67.3
May 23, 2005...............       27.1            41.6           65.2           27.2            41.7           65.2
May 23, 2006...............       25.2            40.1           62.9           25.3            40.2           62.9
May 23, 2007...............       24.3            38.7           62.7           24.3            38.8           62.7
May 23, 2008...............       22.5            37.2           60.3           22.5            37.3           60.3
May 23, 2009...............       21.1            35.8           58.8           21.1            35.9           58.8
May 23, 2010...............       20.2            34.4           58.9           20.3            34.4           58.9
May 23, 2011...............        0.0             0.0             NA            0.0             0.0             NA

                                               N956AN                                        N957AN
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $33.0           $48.2           68.5%         $33.1           $48.3           68.5%
May 23, 2002...............       31.2            46.0           67.8           31.2            46.9           66.5
May 23, 2003...............       30.2            44.6           67.7           30.3            45.4           66.6
May 23, 2004...............       29.0            43.1           67.3           28.6            44.0           65.0
May 23, 2005...............       27.2            41.7           65.2           26.7            42.5           62.9
May 23, 2006...............       25.3            40.2           62.9           25.3            41.1           61.7
May 23, 2007...............       24.3            38.8           62.7           24.3            39.6           61.4
May 23, 2008...............       22.5            37.3           60.3           22.9            38.2           60.0
May 23, 2009...............       21.1            35.9           58.8           21.5            36.7           58.5
May 23, 2010...............       20.3            34.4           58.9           20.7            35.3           58.6
May 23, 2011...............        0.0             0.0             NA            0.0             0.0             NA

                                               N788AN                                        N789AN
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $90.2          $131.7           68.5%         $90.3          $131.9           68.5%
May 23, 2002...............       82.9           127.6           65.0           83.0           127.8           65.0
May 23, 2003...............       79.4           123.5           64.3           79.5           123.7           64.3
May 23, 2004...............       75.8           119.4           63.4           75.9           119.6           63.4
May 23, 2005...............       72.0           115.4           62.4           72.1           115.6           62.4
May 23, 2006...............       66.6           111.3           59.9           66.8           111.5           59.9
May 23, 2007...............       64.3           107.2           59.9           64.4           107.4           60.0
May 23, 2008...............       61.2           103.2           59.3           61.3           103.3           59.3
May 23, 2009...............       58.0            99.1           58.6           58.1            99.3           58.6
May 23, 2010...............       56.6            95.0           59.6           56.7            95.2           59.6
May 23, 2011...............        0.0             0.0             NA            0.0             0.0             NA

                                  APPENDIX IV

                                               N790AN                                        N791AN
                             -------------------------------------------   -------------------------------------------
                               EQUIPMENT                                     EQUIPMENT
                                 NOTE           ASSUMED                        NOTE           ASSUMED
                              OUTSTANDING      AIRCRAFT        LOAN TO      OUTSTANDING      AIRCRAFT        LOAN TO
                                BALANCE          VALUE        AIRCRAFT        BALANCE          VALUE        AIRCRAFT
                             (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO   (IN MILLIONS)   (IN MILLIONS)   VALUE RATIO
                             -------------   -------------   -----------   -------------   -------------   -----------
May 24, 2001...............      $90.4          $131.9           68.5%         $90.4          $131.9           68.5
May 23, 2002...............       83.0           127.8           65.0           83.0           127.8           65.0
May 23, 2003...............       79.5           123.7           64.3           79.5           123.7           64.3
May 23, 2004...............       75.9           119.7           63.4           75.9           119.7           63.4
May 23, 2005...............       72.1           115.6           62.4           72.1           115.6           62.4
May 23, 2006...............       66.8           111.5           59.9           66.8           111.5           59.9
May 23, 2007...............       64.4           107.4           60.0           64.4           107.4           60.0
May 23, 2008...............       61.3           103.3           59.3           61.3           103.3           59.3
May 23, 2009...............       58.1            99.3           58.6           58.1            99.3           58.6
May 23, 2010...............       56.7            95.2           59.6           56.7            95.2           59.6
May 23, 2011...............        0.0             0.0             NA            0.0             0.0             NA

                            [AMERICAN AIRLINES LOGO]

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law, as amended, provides in regard to indemnification of directors and officers as follows:

sec. 145. Indemnification of officers, directors, employees and agents;
insurance

     (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

     (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

     (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

     Article VII of American's By-Laws provides in regard to indemnification of directors and officers as follows:

          SECTION 1. Nature of Indemnity. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was or has agreed to become a director or officer of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action by reason of the fact that he is or was or has agreed to become an employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

          The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          SECTION 2. Successful Defense. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section l hereof or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          SECTION 3. Determination That Indemnification Is Proper. (a) Any indemnification of a director or officer of the corporation under Section l hereof (unless ordered by a court) shall be made by the corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section l hereof. Such determination shall be made, with respect to a director or officer, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

          (b) Any indemnification of an employee or agent of the corporation (who is not also a director or officer of the corporation) under Section l hereof (unless ordered by a court) may be made by the corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section l hereof. Such determination, in the case of an employee or agent, may be made (1) in accordance with the procedures outlined in the second sentence of this Section 3(a), or (2) by an officer of the corporation, upon delegation of such authority by a majority of the Board of Directors.

          SECTION 4. Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The board of directors may authorize the corporation's counsel to represent a director, officer, employee or agent in any action, suit or proceeding, whether or not the corporation is a party to such action, suit or proceeding.

          SECTION 5.  Procedure for Indemnification of Directors or
     Officers. Any indemnification of a director or officer of the corporation under Sections l and 2, or advance of costs, charges and expenses of a director or officer under Section 4 of this Article, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. If the corporation fails to respond within 60 days, then the request for indemnification shall be deemed to be approved. The right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction if the corporation denies such request, in whole or in part. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 4 of this Article where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in Section l of this Article, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors or a committee thereof, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section l of this Article, nor the fact that there has been an actual determination by the corporation (including its board of directors or a committee thereof, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          SECTION 6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the corporation and each director, officer, employee and agent who serves in such capacity at any time while these provisions as well as the relevant provisions of the Delaware Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

          The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          SECTION 7. Insurance. The corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire board of directors.

          SECTION 8. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

     Section 102(b)(7) of the Delaware General Corporation Law, as amended, provides in regard to the limitation of liability of directors and officers as follows:

                                    * * * *

          (b) In addition to the matters required to be set forth in the certificate of incorporation by subsection (a) of this section, the certificate of incorporation may also contain any or all of the following matters:

          (7) A provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director: (i) For any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under sec. 174 of this title; or (iv) for any transaction from which the director derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. All references in this paragraph to a director shall also be deemed to refer (x) to a member of the governing body of a corporation which is not authorized to issue capital stock, and
     (y) to such other person or persons, if any, who, pursuant to a provision of the certificate of incorporation in accordance with sec. 141(a) of this title, exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors by this title.

     Article Ninth of American's Restated Certificate of Incorporation provides in regard to the limitation of liability of directors and officers as follows:

          NINTH: No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     American's directors and officers are also insured against claims arising out of the performance of their duties in such capacities.

ITEM 21.  EXHIBITS


EXHIBIT
NUMBER                           DESCRIPTION OF DOCUMENT
-------                          -----------------------
   4.1         Pass Through Trust Agreement, dated as of May 24, 2001,
               between American Airlines, Inc. ("American") and State
               Street Bank and Trust Company of Connecticut, National
               Association (the "Pass Through Trustee")*
   4.2         Trust Supplement No. 2001-1A-1, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.3         Form of 6.977% American Airlines Exchange Pass Through
               Certificate, Series 2001-1A-1 (included in Exhibit 4.2)*
   4.4         Trust Supplement No. 2001-1A-2, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.5         Form of 6.817% American Airlines Exchange Pass Through
               Certificate, Series 2001-1A-2 (included in Exhibit 4.4)*
   4.6         Trust Supplement No. 2001-1B, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.7         Form of 7.377% American Airlines Exchange Pass Through
               Certificate, Series 2001-1B (included in Exhibit 4.6)*
   4.8         Trust Supplement No. 2001-1C, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.9         Form of 7.379% American Airlines Exchange Pass Through
               Certificate, Series 2001-1C (included in Exhibit 4.8)*
   4.10        Trust Supplement No. 2001-1D, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.11        Form of 7.686% American Airlines Exchange Pass Through
               Certificate, Series 2001-1D (included in Exhibit 4.10)*
   4.12        Intercreditor Agreement, dated as of May 24, 2001, among the
               Pass Through Trustee, Boeing Capital Corporation and State
               Street Bank and Trust Company of Connecticut, National
               Association, as Subordination Agent (the "Subordination
               Agent")*
   4.13        Revolving Credit Agreement (2001-1A-1), dated as of November
               21, 2001, between the Subordination Agent and Westdeutsche
               Landesbank Girozentrale, New York Branch (the "Liquidity
               Provider")
   4.14        Revolving Credit Agreement (2001-1A-2), dated as of November
               21, 2001, between the Subordination Agent and the Liquidity
               Provider
   4.15        Revolving Credit Agreement (2001-1B), dated as of November
               21, 2001, between the Subordination Agent and the Liquidity
               Provider
   4.16        Revolving Credit Agreement (2001-1C), dated as of November
               21, 2001, between the Subordination Agent and the Liquidity
               Provider
   4.17        Registration Rights Agreement, dated May 18, 2001, among
               American, the Pass Through Trustee, Morgan Stanley & Co,
               Incorporated, Credit Suisse First Boston Corporation,
               Salomon Smith Barney Inc. and Dresdner Kleinwort Wasserstein
               Securities LLC*
   4.18        Amended and Restated Participation Agreement, dated as of
               May 24, 2001, among American, Thayer Leasing Company-1 (the
               "Owner Participant"), Wells Fargo Bank Northwest, National
               Association, as owner trustee (the "Owner Trustee"),
               Wilmington Trust Company, as indenture trustee (the
               "Indenture Trustee"), State Street Bank and Trust Company of
               Connecticut, National Association, as loan trustee (the
               "Loan Trustee"), the Pass Through Trustee, the Subordination
               Agent and Boeing Nevada, Inc., as original loan participant, relating to one McDonnell Douglas MD-83 aircraft bearing
               United States registration number N9630A ("N9630A")*
   4.19        Amended and Restated Trust Agreement, dated as of May 24,
               2001, between the Owner Participant and the Owner Trustee, relating to N9630A*

EXHIBIT
NUMBER                           DESCRIPTION OF DOCUMENT
-------                          -----------------------
   4.20        Amended and Restated Trust Indenture and Security Agreement,
               dated as of May 24, 2001, between the Owner Trustee and the
               Loan Trustee, relating to N9630A*
   4.21        Amended and Restated Lease Agreement, dated as of May 24,
               2001, between the owner Trustee and American, relating to
               N9630A*
   4.22        Form of Series 2001-1 Equipment Notes, relating to N9630A
               (included in Exhibit 4.20)*
   4.23        Participation Agreement, dated as of May 24, 2001, among
               American, the Pass Through Trustee, the Subordination Agent,
               the Loan Trustee and State Street Bank and Trust Company of
               Connecticut, in its individual capacity as set forth
               therein, relating to one Boeing 777-223ER aircraft bearing
               United States registration number N788AN ("N788AN")*
   4.24        Indenture and Security Agreement, dated as of May 24, 2001, among American and the Loan Trustee, relating to N788AN*
   4.25        Form of Series 2001-1 Equipment Notes, relating to N788AN
               (included in Exhibit 4.24)*
   5.1         Opinion of Anne H. McNamara, Senior Vice President and
               General Counsel of American*
  23.1         Consent of Ernst & Young LLP
  23.2         Consent of Anne H. McNamara, Senior Vice President and
               General Counsel of American (included in Exhibit 5.1)*
  23.3         Consent of Aircraft Information Services, Inc.*
  23.4         Consent of Aviation Solutions, Inc.*
  23.5         Consent of Morten Beyer & Agnew*
  24.1         Powers of Attorney*
  25.1         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the
               2001-1A-1 Pass Through Certificates on Form T-1*
  25.2         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the
               2001-1A-2 Pass Through Certificates on Form T-1 (included as
               Exhibit 25.1)*
  25.3         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the 2001-1B
               Pass Through Certificates on Form T-1 (included as Exhibit
               25.1)*
  25.4         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the 2001-1C
               Pass Through Certificates on Form T-1 (included as Exhibit
               25.1)*
  25.5         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the 2001-1D
               Pass Through Certificates on Form T-1 (included as Exhibit
               25.1)*
  99.1         Form of Letter of Transmittal*
  99.2         Form of Notice of Guaranteed Delivery*
  99.3         Form of Letter to Brokers, Dealers, Commercial Banks, Trust
               Companies and Other Nominees*
  99.4         Form of Letter to Clients*
  99.5         Schedule I*


---------------


*Previously filed.


     Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.5 filed herewith contains (a) a list of other documents applicable to the McDonnell Douglas aircraft leased by American that relate to the offering of American's Pass Through Certificates, Series 2001-1, which documents are substantially identical to those applicable to the McDonnell Douglas MD-83 aircraft bearing United States registration number N9630A (which are filed herewith as Exhibits 4.18, 4.19, 4.20, 4.21 and 4.22) and (b) a list of other documents applicable to the Boeing aircraft owned by American that relate to the offering of American's Pass Through Certificates, Series 2001-1, which documents are substantially identical to those applicable to the Boeing 777-223ER aircraft bearing United States registration number N788AN (which are filed herewith as Exhibits 4.23, 4.24 and 4.25). Exhibit 99.5 sets forth the details by which such other documents differ from the corresponding documents filed in respect of the aircraft bearing United States registration number N9630A and N788AN, respectively.

ITEM 22.  UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (c) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (d) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, American Airlines, Inc. has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on this 27th day of December, 2001.


                                          AMERICAN AIRLINES, INC.

                                          By     /s/ ANNE H. MCNAMARA

                                          --------------------------------------
                                                     Anne H. McNamara
                                            Senior Vice President and General
                                                         Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                        SIGNATURES                               TITLE                      DATE
                        ----------                               -----                      ----

                        *                                Chairman of the Board,       December 27, 2001
 ------------------------------------------------    President and Chief Executive
                 Donald J. Carty                      Officer; Director (Principal
                                                           Executive Officer)


                        *                                     Senior Vice             December 27, 2001
 ------------------------------------------------    President -- Finance and Chief
                 Thomas W. Horton                     Financial Officer (Principal
                                                        Financial and Accounting
                                                                Officer)


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                 John W. Bachmann


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                  David L. Boren


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                Edward A. Brennan


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                Armando M. Codina


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                  Earl G. Graves


                        *                                       Director              December 27, 2001
 ------------------------------------------------
             Ann McLaughlin Korologos


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                 Michael A. Miles

                        SIGNATURES                               TITLE                      DATE
                        ----------                               -----                      ----


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                Philip J. Purcell


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                  Joe M. Rodgers


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                   Judith Rodin


                        *                                       Director              December 27, 2001
 ------------------------------------------------
                Roger T. Staubach


 *By               /s/ ANNE H. MCNAMARA
        ------------------------------------------                                    December 27, 2001
                     Anne H. McNamara
                    (Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                           DESCRIPTION OF DOCUMENT
-------                          -----------------------
   4.1         Pass Through Trust Agreement, dated as of May 24, 2001,
               between American Airlines, Inc. ("American") and State
               Street Bank and Trust Company of Connecticut, National
               Association (the "Pass Through Trustee")*
   4.2         Trust Supplement No. 2001-1A-1, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.3         Form of 6.977% American Airlines Exchange Pass Through
               Certificate, Series 2001-1A-1 (included in Exhibit 4.2)*
   4.4         Trust Supplement No. 2001-1A-2, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.5         Form of 6.817% American Airlines Exchange Pass Through
               Certificate, Series 2001-1A-2 (included in Exhibit 4.4)*
   4.6         Trust Supplement No. 2001-1B, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.7         Form of 7.377% American Airlines Exchange Pass Through
               Certificate, Series 2001-1B (included in Exhibit 4.6)*
   4.8         Trust Supplement No. 2001-1C, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.9         Form of 7.379% American Airlines Exchange Pass Through
               Certificate, Series 2001-1C (included in Exhibit 4.8)*
   4.10        Trust Supplement No. 2001-1D, dated as of May 24, 2001,
               between American and the Pass Through Trustee*
   4.11        Form of 7.686% American Airlines Exchange Pass Through
               Certificate, Series 2001-1D (included in Exhibit 4.10)*
   4.12        Intercreditor Agreement, dated as of May 24, 2001, among the
               Pass Through Trustee, Boeing Capital Corporation and State
               Street Bank and Trust Company of Connecticut, National
               Association, as Subordination Agent (the "Subordination
               Agent")*
   4.13        Revolving Credit Agreement (2001-1A-1), dated as of November
               21, 2001, between the Subordination Agent and Westdeutsche
               Landesbank Girozentrale, New York Branch (the "Liquidity
               Provider")
   4.14        Revolving Credit Agreement (2001-1A-2), dated as of November
               21, 2001, between the Subordination Agent and the Liquidity
               Provider
   4.15        Revolving Credit Agreement (2001-1B), dated as of November
               21, 2001, between the Subordination Agent and the Liquidity
               Provider
   4.16        Revolving Credit Agreement (2001-1C), dated as of November
               21, 2001, between the Subordination Agent and the Liquidity
               Provider
   4.17        Registration Rights Agreement, dated May 18, 2001, among
               American, the Pass Through Trustee, Morgan Stanley & Co,
               Incorporated, Credit Suisse First Boston Corporation,
               Salomon Smith Barney Inc. and Dresdner Kleinwort Wasserstein
               Securities LLC*
   4.18        Amended and Restated Participation Agreement, dated as of
               May 24, 2001, among American, Thayer Leasing Company-1 (the
               "Owner Participant"), Wells Fargo Bank Northwest, National
               Association, as owner trustee (the "Owner Trustee"),
               Wilmington Trust Company, as indenture trustee (the
               "Indenture Trustee"), State Street Bank and Trust Company of
               Connecticut, National Association, as loan trustee (the
               "Loan Trustee"), the Pass Through Trustee, the Subordination
               Agent and Boeing Nevada, Inc., as original loan participant, relating to one McDonnell Douglas MD-83 aircraft bearing
               United States registration number N9630A ("N9630A")*
   4.19        Amended and Restated Trust Agreement, dated as of May 24,
               2001, between the Owner Participant and the Owner Trustee, relating to N9630A*
   4.20        Amended and Restated Trust Indenture and Security Agreement,
               dated as of May 24, 2001, between the Owner Trustee and the
               Loan Trustee, relating to N9630A*

EXHIBIT
NUMBER                           DESCRIPTION OF DOCUMENT
-------                          -----------------------
   4.21        Amended and Restated Lease Agreement, dated as of May 24,
               2001, between the owner Trustee and American, relating to
               N9630A*
   4.22        Form of Series 2001-1 Equipment Notes, relating to N9630A
               (included in Exhibit 4.20)*
   4.23        Participation Agreement, dated as of May 24, 2001, among
               American, the Pass Through Trustee, the Subordination Agent,
               the Loan Trustee and State Street Bank and Trust Company of
               Connecticut, in its individual capacity as set forth
               therein, relating to one Boeing 777-223ER aircraft bearing
               United States registration number N788AN ("N788AN")*
   4.24        Indenture and Security Agreement, dated as of May 24, 2001, among American and the Loan Trustee, relating to N788AN*
   4.25        Form of Series 2001-1 Equipment Notes, relating to N788AN
               (included in Exhibit 4.24)*
   5.1         Opinion of Anne H. McNamara, Senior Vice President and
               General Counsel of American*
  23.1         Consent of Ernst & Young LLP
  23.2         Consent of Anne H. McNamara, Senior Vice President and
               General Counsel of American (included in Exhibit 5.1)*
  23.3         Consent of Aircraft Information Services, Inc.*
  23.4         Consent of Aviation Solutions, Inc.*
  23.5         Consent of Morten Beyer & Agnew*
  24.1         Powers of Attorney*
  25.1         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the
               2001-1A-1 Pass Through Certificates on Form T-1*
  25.2         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the
               2001-1A-2 Pass Through Certificates on Form T-1 (included as
               Exhibit 25.1)*
  25.3         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the 2001-1B
               Pass Through Certificates on Form T-1 (included as Exhibit
               25.1)*
  25.4         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the 2001-1C
               Pass Through Certificates on Form T-1 (included as Exhibit
               25.1)*
  25.5         Statement of Eligibility of State Street Bank and Trust
               Company of Connecticut, National Association for the 2001-1D
               Pass Through Certificates on Form T-1 (included as Exhibit
               25.1)*
  99.1         Form of Letter of Transmittal*
  99.2         Form of Notice of Guaranteed Delivery*
  99.3         Form of Letter to Brokers, Dealers, Commercial Banks, Trust
               Companies and Other Nominees*
  99.4         Form of Letter to Clients*
  99.5         Schedule I*


---------------


*Previously filed.


     Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.5 filed herewith contains (a) a list of other documents applicable to the McDonnell Douglas aircraft leased by American that relate to the offering of American's Pass Through Certificates, Series 2001-1, which documents are substantially identical to those applicable to the McDonnell Douglas MD-83 aircraft bearing United States registration number N9630A (which are filed herewith as Exhibits 4.18, 4.19, 4.20, 4.21 and 4.22) and (b) a list of other documents applicable to the Boeing aircraft owned by American that relate to the offering of American's Pass Through Certificates, Series 2001-1, which documents are substantially identical to those applicable to the Boeing 777-223ER aircraft bearing United States registration number N788AN (which are filed herewith as Exhibits 4.23, 4.24 and 4.25). Exhibit 99.5 sets forth the details by which such other documents differ from the corresponding documents filed in respect of the aircraft bearing United States registration number N9630A and N788AN, respectively.